UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
December 31, 2021
MFS®  Blended Research®
Core Equity Portfolio
MFS® Variable Insurance Trust II
CGS-ANN

MFS® Blended Research® Core Equity Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
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MFS Blended Research Core Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	7.9%
Apple, Inc.	6.0%
Amazon.com, Inc.	3.8%
Alphabet, Inc., “C”	3.1%
Alphabet, Inc., “A”	2.8%
JPMorgan Chase & Co.	2.4%
Johnson & Johnson	2.3%
Accenture PLC, “A”	2.2%
Meta Platforms, Inc., “A”	1.9%
Applied Materials, Inc.	1.8%

GICS equity sectors (g)
Information Technology	29.6%
Health Care	13.9%
Consumer Discretionary	12.2%
Financials	10.5%
Communication Services	10.2%
Industrials	7.2%
Consumer Staples	6.2%
Real Estate	3.5%
Energy	2.6%
Materials	2.0%
Utilities	1.8%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Blended Research Core Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Blended Research Core Equity Portfolio (fund) provided a total return of 29.53%, while Service Class shares of the fund provided a total return of 29.18%. These compare with a return of 28.71% over the same period for the fund's benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Contributors to Performance
Stock selection in the industrials, communication services and information technology sectors benefited the fund’s performance relative to the S&P 500 Index. There were no individual stocks within the industrials sector, either in the fund or in the benchmark, that were among the fund's top relative contributors over the reporting period. Within the communication services sector, the fund’s overweight position in technology company Alphabet, and its underweight position in diversified entertainment company Walt Disney(h), boosted relative performance. The stock price of Alphabet climbed as the company reported strong advertising sales growth across Google Services, particularly in search and YouTube, and continued revenue growth in cloud. Within the information technology sector, the fund’s overweight positions in semiconductor chips and electronics engineering solutions provider Applied Materials, IT servicing firm Accenture and software giant Microsoft also supported relative returns. The share price of Applied Materials advanced on strength in its semiconductor equipment segment and as management raised its 2021 guidance and outlook, citing acceleration in its semiconductor business as demand for semiconductors rose.
Elsewhere, the fund's overweight positions in real estate investment trust Extra Space Storage, financial services firm Bank of America, hospital operator HCA Healthcare, financial services firm Goldman Sachs Group and pharmaceutical company Eli Lilly bolstered relative results. The share price of Extra Space Storage climbed on the back of stronger-than-expected occupancy and rent levels, robust net operating income and lower expenses.
Detractors from Performance
Security selection in the consumer discretionary sector held back relative performance, led by the fund's underweight position in electric vehicle manufacturer Tesla. The share price of Tesla advanced considerably during the second half of the year, following significantly better-than-expected vehicle deliveries and the company's ability to overcome supply chain issues that affected the whole auto industry. Moreover, favorable pricing of its model 3 and Y vehicles helped improve Tesla’s profitability, which also had a positive impact on its share price growth.
Stock selection in both the health care and consumer staples sectors also weakened relative results. Within the health care sector, the fund’s overweight positions in medical device maker Medtronic, pharmaceutical company Merck and diversified medical products maker Johnson & Johnson dampened relative returns. The share price of Medtronic fell as the company reported weaker-than-expected revenue growth, led by impacts from COVID-19 that considerably affected its Cardiovascular and NeuroScience segments. As a result, Medtronic reduced its organic growth guidance, which further pressured the stock price. The timing of the fund’s ownership in shares of pharmaceutical giant Pfizer further weighed on relative performance. Within the consumer staples sector, overweight positions in retail giant Walmart and global consumer products company Colgate-Palmolive were among the fund’s top relative detractors.
3

MFS Blended Research Core Equity Portfolio
Management Review - continued
Elsewhere, the fund’s underweight positions in computer graphics processor maker NVIDIA and diversified financial services firm Wells Fargo, and its overweight position in cable services provider Charter Communications, further hindered relative results. The share price of NVIDIA appreciated as the company posted strong revenue growth, driven by better-than-anticipated broad-based demand and capacity additions at its Gaming, Datacenter, and Pro Vis segments.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Blended Research Core Equity Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual with sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/14/86	29.53%	16.54%	15.37%
Service Class	8/24/01	29.18%	16.25%	15.08%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	28.71%	18.47%	16.55%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Blended Research Core Equity Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Blended Research Core Equity Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.43%	$1,000.00	$1,103.40	$2.28
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
Service Class	Actual	0.68%	$1,000.00	$1,101.89	$3.60
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Blended Research Core Equity Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.7%
Aerospace & Defense – 1.5%
Honeywell International, Inc.	8,574	$ 1,787,765
Huntington Ingalls Industries, Inc.	5,871	1,096,350
Northrop Grumman Corp.	12,383	4,793,088
Raytheon Technologies Corp.	6,147	529,011
		$8,206,214
Alcoholic Beverages – 0.2%
Constellation Brands, Inc., “A”	5,212	$ 1,308,056
Apparel Manufacturers – 0.2%
NIKE, Inc., “B”	7,321	$ 1,220,191
Automotive – 2.0%
Lear Corp.	13,455	$ 2,461,592
LKQ Corp.	26,262	1,576,508
Tesla, Inc. (a)	6,087	6,432,620
		$10,470,720
Biotechnology – 1.5%
Biogen, Inc. (a)	10,553	$ 2,531,876
Gilead Sciences, Inc.	15,569	1,130,465
Incyte Corp. (a)	6,117	448,988
Vertex Pharmaceuticals, Inc. (a)	17,375	3,815,550
		$7,926,879
Brokerage & Asset Managers – 0.6%
Invesco Ltd.	83,316	$ 1,917,934
KKR & Co., Inc.	13,849	1,031,751
		$2,949,685
Business Services – 2.9%
Accenture PLC, “A”	28,620	$ 11,864,421
Amdocs Ltd.	7,899	591,161
PayPal Holdings, Inc. (a)	17,308	3,263,943
		$15,719,525
Cable TV – 1.8%
Charter Communications, Inc., “A” (a)	11,225	$ 7,318,363
Comcast Corp., “A”	42,134	2,120,604
		$9,438,967
Chemicals – 0.5%
Eastman Chemical Co.	23,395	$ 2,828,689
Computer Software – 10.0%
Adobe Systems, Inc. (a)	16,417	$ 9,309,424
Atlassian Corp. PLC, “A” (a)	5,304	2,022,362
Microsoft Corp.	126,068	42,399,190
		$53,730,976
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MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 7.9%
Apple, Inc.	179,634	$ 31,897,609
EPAM Systems, Inc. (a)	1,840	1,229,948
HP, Inc.	125,830	4,740,016
ServiceNow, Inc. (a)	3,027	1,964,856
SS&C Technologies Holdings, Inc.	18,860	1,546,143
Zebra Technologies Corp., “A” (a)	1,926	1,146,355
		$42,524,927
Construction – 0.5%
Otis Worldwide Corp.	14,473	$ 1,260,164
Sherwin-Williams Co.	3,687	1,298,414
		$2,558,578
Consumer Products – 1.2%
Colgate-Palmolive Co.	73,506	$ 6,273,002
Consumer Services – 1.1%
Booking Holdings, Inc. (a)	2,452	$ 5,882,912
Electrical Equipment – 1.5%
Johnson Controls International PLC	57,808	$ 4,700,368
TE Connectivity Ltd.	20,497	3,306,986
		$8,007,354
Electronics – 7.0%
Advanced Micro Devices (a)	22,462	$ 3,232,282
Applied Materials, Inc.	62,879	9,894,639
Intel Corp.	99,235	5,110,603
NVIDIA Corp.	20,680	6,082,195
NXP Semiconductors N.V.	20,217	4,605,028
Texas Instruments, Inc.	44,194	8,329,243
		$37,253,990
Energy - Independent – 1.4%
EOG Resources, Inc.	29,852	$ 2,651,753
Valero Energy Corp.	65,755	4,938,858
		$7,590,611
Food & Beverages – 3.2%
Archer Daniels Midland Co.	68,638	$ 4,639,242
General Mills, Inc.	21,281	1,433,914
J.M. Smucker Co.	15,738	2,137,535
Mondelez International, Inc.	75,613	5,013,898
PepsiCo, Inc.	23,395	4,063,946
		$17,288,535
Food & Drug Stores – 1.4%
Wal-Mart Stores, Inc.	50,636	$ 7,326,523
Forest & Paper Products – 0.3%
Rayonier, Inc., REIT	20,889	$ 843,080
Weyerhaeuser Co., REIT	20,649	850,326
		$1,693,406
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MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Gaming & Lodging – 0.4%
International Game Technology PLC	32,903	$ 951,226
Marriott International, Inc., “A” (a)	8,137	1,344,558
		$2,295,784
Health Maintenance Organizations – 1.5%
Cigna Corp.	19,115	$ 4,389,377
Humana, Inc.	6,502	3,016,018
UnitedHealth Group, Inc.	1,120	562,397
		$7,967,792
Insurance – 3.1%
Berkshire Hathaway, Inc., “B” (a)	6,201	$ 1,854,099
Equitable Holdings, Inc.	44,479	1,458,466
Everest Re Group Ltd.	19,241	5,270,495
Hartford Financial Services Group, Inc.	8,114	560,191
MetLife, Inc.	110,214	6,887,273
Reinsurance Group of America, Inc.	3,901	427,120
		$16,457,644
Internet – 8.3%
Alphabet, Inc., “A” (a)	5,213	$ 15,102,270
Alphabet, Inc., “C” (a)	5,683	16,444,272
Gartner, Inc. (a)	8,325	2,783,214
Meta Platforms, Inc., “A” (a)	29,521	9,929,388
		$44,259,144
Leisure & Toys – 1.9%
Brunswick Corp.	55,785	$ 5,619,223
Electronic Arts, Inc.	15,140	1,996,966
Polaris, Inc.	20,870	2,293,822
		$9,910,011
Machinery & Tools – 2.0%
AGCO Corp.	21,628	$ 2,509,281
Eaton Corp. PLC	35,614	6,154,811
Regal Rexnord Corp.	12,488	2,125,208
		$10,789,300
Major Banks – 5.7%
Bank of America Corp.	98,199	$ 4,368,874
Goldman Sachs Group, Inc.	21,819	8,346,858
JPMorgan Chase & Co.	79,725	12,624,454
Wells Fargo & Co.	104,640	5,020,627
		$30,360,813
Medical & Health Technology & Services – 2.9%
HCA Healthcare, Inc.	8,851	$ 2,273,999
Laboratory Corp. of America Holdings (a)	15,835	4,975,515
McKesson Corp.	32,576	8,097,416
		$15,346,930
Medical Equipment – 2.9%
Abbott Laboratories	12,849	$ 1,808,368
Align Technology, Inc. (a)	1,453	954,883
Boston Scientific Corp. (a)	25,126	1,067,352
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MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
Danaher Corp.	5,886	$ 1,936,553
Medtronic PLC	52,450	5,425,953
Thermo Fisher Scientific, Inc.	6,260	4,176,922
		$15,370,031
Natural Gas - Pipeline – 1.0%
Cheniere Energy, Inc.	26,618	$ 2,699,598
ONEOK, Inc.	43,095	2,532,262
		$5,231,860
Oil Services – 0.2%
NOV, Inc.	70,783	$ 959,110
Other Banks & Diversified Financials – 1.7%
American Express Co.	7,968	$ 1,303,565
SLM Corp.	204,260	4,017,794
Synchrony Financial	21,859	1,014,039
Visa, Inc., “A”	13,888	3,009,668
		$9,345,066
Pharmaceuticals – 5.2%
Bristol-Myers Squibb Co.	8,532	$ 531,970
Eli Lilly & Co.	22,990	6,350,298
Johnson & Johnson	71,524	12,235,611
Merck & Co., Inc.	103,657	7,944,272
Pfizer, Inc.	10,006	590,854
		$27,653,005
Railroad & Shipping – 1.1%
CSX Corp.	160,253	$ 6,025,513
Real Estate – 3.2%
Extra Space Storage, Inc., REIT	33,265	$ 7,542,174
Life Storage, Inc., REIT	21,146	3,239,144
Simon Property Group, Inc., REIT	31,041	4,959,421
Spirit Realty Capital, Inc., REIT	31,665	1,525,936
		$17,266,675
Restaurants – 1.4%
Starbucks Corp.	48,088	$ 5,624,853
Texas Roadhouse, Inc.	23,478	2,096,116
		$7,720,969
Specialty Chemicals – 1.2%
Corteva, Inc.	48,796	$ 2,307,075
DuPont de Nemours, Inc.	20,425	1,649,932
Linde PLC	7,543	2,613,121
		$6,570,128
Specialty Stores – 5.6%
Amazon.com, Inc. (a)	6,142	$ 20,479,516
AutoZone, Inc. (a)	952	1,995,763
Home Depot, Inc.	14,161	5,876,957
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MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – continued
Ross Stores, Inc.	12,430	$ 1,420,500
		$29,772,736
Telephone Services – 0.3%
Lumen Technologies, Inc.	139,994	$ 1,756,925
Tobacco – 0.2%
Philip Morris International, Inc.	11,763	$ 1,117,485
Trucking – 1.4%
Knight-Swift Transportation Holdings, Inc.	30,360	$ 1,850,138
United Parcel Service, Inc., “B”	26,700	5,722,878
		$7,573,016
Utilities - Electric Power – 1.8%
American Electric Power Co., Inc.	6,167	$ 548,678
CenterPoint Energy, Inc.	36,244	1,011,570
Exelon Corp.	138,235	7,984,454
		$9,544,702
Total Common Stocks (Identified Cost, $322,426,262)		$533,494,379
Investment Companies (h) – 0.3%
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $1,708,524)	1,708,524	$ 1,708,524
Other Assets, Less Liabilities – (0.0)%		(116,031)
Net Assets – 100.0%		$535,086,872
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,708,524 and $533,494,379, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
12

MFS Blended Research Core Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $322,426,262)	$533,494,379
Investments in affiliated issuers, at value (identified cost, $1,708,524)	1,708,524
Cash	20,733
Receivables for
Fund shares sold	4,110
Dividends	356,534
Other assets	2,453
Total assets	$535,586,733
Liabilities
Payables for
Fund shares reacquired	$408,924
Payable to affiliates
Investment adviser	11,371
Administrative services fee	452
Shareholder servicing costs	117
Distribution and/or service fees	3,045
Payable for independent Trustees' compensation	183
Accrued expenses and other liabilities	75,769
Total liabilities	$499,861
Net assets	$535,086,872
Net assets consist of
Paid-in capital	$244,442,827
Total distributable earnings (loss)	290,644,045
Net assets	$535,086,872
Shares of beneficial interest outstanding	7,847,426
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$313,788,176	4,579,162	$68.53
Service Class	221,298,696	3,268,264	67.71
See Notes to Financial Statements
13

MFS Blended Research Core Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$7,234,636
Other	19,505
Dividends from affiliated issuers	1,289
Income on securities loaned	903
Foreign taxes withheld	(4,122)
Total investment income	$7,252,211
Expenses
Management fee	$2,051,308
Distribution and/or service fees	527,268
Shareholder servicing costs	17,906
Administrative services fee	77,500
Independent Trustees' compensation	9,279
Custodian fee	23,112
Shareholder communications	23,711
Audit and tax fees	56,230
Legal fees	2,541
Miscellaneous	24,811
Total expenses	$2,813,666
Reduction of expenses by investment adviser	(65,158)
Net expenses	$2,748,508
Net investment income (loss)	$4,503,703
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$75,588,447
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$50,895,083
Net realized and unrealized gain (loss)	$126,483,530
Change in net assets from operations	$130,987,233
See Notes to Financial Statements
14

MFS Blended Research Core Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$4,503,703	$5,213,358
Net realized gain (loss)	75,588,447	34,962,421
Net unrealized gain (loss)	50,895,083	22,756,111
Change in net assets from operations	$130,987,233	$62,931,890
Total distributions to shareholders	$(40,220,081)	$(29,241,138)
Change in net assets from fund share transactions	$(28,019,737)	$(33,385,390)
Total change in net assets	$62,747,415	$305,362
Net assets
At beginning of period	472,339,457	472,034,095
At end of period	$535,086,872	$472,339,457
See Notes to Financial Statements
15

MFS Blended Research Core Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$57.28	$53.06	$45.29	$54.23	$46.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.63	$0.67	$0.80	$0.74	$0.68
Net realized and unrealized gain (loss)	15.96	7.21	11.74	(4.12)	8.80
Total from investment operations	$16.59	$7.88	$12.54	$(3.38)	$9.48
Less distributions declared to shareholders
From net investment income	$(0.74)	$(0.88)	$(0.79)	$(0.77)	$(0.78)
From net realized gain	(4.60)	(2.78)	(3.98)	(4.79)	(1.09)
Total distributions declared to shareholders	$(5.34)	$(3.66)	$(4.77)	$(5.56)	$(1.87)
Net asset value, end of period (x)	$68.53	$57.28	$53.06	$45.29	$54.23
Total return (%) (k)(r)(s)(x)	29.53	15.34	29.17	(7.74)	20.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.45	0.45	0.45	0.45	0.46
Expenses after expense reductions	0.43	0.44	0.44	0.44	0.45
Net investment income (loss)	0.98	1.30	1.58	1.39	1.35
Portfolio turnover	51	56	46	54	51
Net assets at end of period (000 omitted)	$313,788	$280,679	$285,654	$256,439	$320,384
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$56.68	$52.54	$44.87	$53.79	$46.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.54	$0.67	$0.61	$0.55
Net realized and unrealized gain (loss)	15.76	7.12	11.64	(4.11)	8.73
Total from investment operations	$16.23	$7.66	$12.31	$(3.50)	$9.28
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.74)	$(0.66)	$(0.63)	$(0.66)
From net realized gain	(4.60)	(2.78)	(3.98)	(4.79)	(1.09)
Total distributions declared to shareholders	$(5.20)	$(3.52)	$(4.64)	$(5.42)	$(1.75)
Net asset value, end of period (x)	$67.71	$56.68	$52.54	$44.87	$53.79
Total return (%) (k)(r)(s)(x)	29.18	15.06	28.87	(7.99)	20.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.70	0.70	0.70	0.70	0.71
Expenses after expense reductions	0.68	0.69	0.69	0.69	0.70
Net investment income (loss)	0.73	1.05	1.33	1.14	1.10
Portfolio turnover	51	56	46	54	51
Net assets at end of period (000 omitted)	$221,299	$191,661	$186,380	$157,522	$182,103

See Notes to Financial Statements
16

MFS Blended Research Core Equity Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Blended Research Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
18

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$533,494,379	$—	$—	$533,494,379
Mutual Funds	1,708,524	—	—	1,708,524
Total	$535,202,903	$—	$—	$535,202,903
For further information regarding security characteristics, see the Portfolio of Investments.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
19

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$8,025,024	$6,680,112
Long-term capital gains	32,195,057	22,561,026
Total distributions	$40,220,081	$29,241,138
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$324,625,853
Gross appreciation	213,958,647
Gross depreciation	(3,381,597)
Net unrealized appreciation (depreciation)	$210,577,050
Undistributed ordinary income	22,857,328
Undistributed long-term capital gain	57,209,667
Total distributable earnings (loss)	$290,644,045
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$23,828,611	$17,686,199
Service Class	16,391,470	11,554,939
Total	$40,220,081	$29,241,138
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $65,158, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
20

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $17,113, which equated to 0.0033% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $793.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0151% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $9,435. The sales transactions resulted in net realized gains (losses) of $2,295.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $19,440, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $257,887,132 and $320,219,004, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	87,937	$5,655,805	63,891	$3,132,327
Service Class	205,265	13,181,638	183,279	8,493,425
	293,202	$18,837,443	247,170	$11,625,752
Shares issued to shareholders in reinvestment of distributions
Initial Class	363,572	$23,508,544	326,069	$17,421,868
Service Class	256,317	16,391,470	218,389	11,554,939
	619,889	$39,900,014	544,458	$28,976,807
21

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(772,417)	$(49,707,987)	(873,552)	$(45,226,511)
Service Class	(574,966)	(37,049,207)	(567,361)	(28,761,438)
	(1,347,383)	$(86,757,194)	(1,440,913)	$(73,987,949)
Net change
Initial Class	(320,908)	$(20,543,638)	(483,592)	$(24,672,316)
Service Class	(113,384)	(7,476,099)	(165,693)	(8,713,074)
	(434,292)	$(28,019,737)	(649,285)	$(33,385,390)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $1,576 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,205,534	$65,904,090	$66,401,100	$—	$—	$1,708,524
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,289	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the
22

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
23

MFS Blended Research Core Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Blended Research Core Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
24

MFS Blended Research Core Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS Blended Research Core Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
26

MFS Blended Research Core Equity Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
27

MFS Blended Research Core Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Blended Research Core Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 5th quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Blended Research Core Equity Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund.  In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings
28

MFS Blended Research Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s retail counterpart.  In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
29

MFS Blended Research Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
30

MFS Blended Research Core Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $35,415,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 82.81% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
31

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
33

Annual Report
December 31, 2021
MFS®  Corporate Bond Portfolio
MFS® Variable Insurance Trust II
BDS-ANN

MFS® Corporate Bond Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Corporate Bond Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Corporate Bond Portfolio
Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Investment Grade Corporates	80.3%
High Yield Corporates	10.6%
Emerging Markets Bonds	3.9%
U.S. Treasury Securities	2.5%
Municipal Bonds	1.8%
Commercial Mortgage-Backed Securities	1.4%
Non-U.S. Government Bonds	0.3%
Collateralized Debt Obligations	0.3%
Asset-Backed Securities (o)	0.0%
Composition including fixed income credit quality (a)(i)
AAA	2.1%
AA	5.1%
A	24.6%
BBB	54.7%
BB	8.5%
B	3.4%
C	0.1%
Not Rated	2.6%
Cash & Cash Equivalents	1.4%
Other	(2.5)%
Portfolio facts (i)
Average Duration (d)	7.9
Average Effective Maturity (m)	11.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Corporate Bond Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Corporate Bond Portfolio (fund) provided a total return of -1.40%, while Service Class shares of the fund provided a total return of -1.66%. These compare with a return of -1.08% over the same period for the fund’s benchmark, the Bloomberg U.S. Credit Bond Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
During the reporting period, the fund's security selection within “BBB” rated securities, particularly within the capital goods and local authority sectors, held back performance relative to the Bloomberg U.S. Credit Bond Index. The fund's positioning along the yield curve(y) also weighed on relative returns.
Conversely, the fund’s out-of-benchmark exposure to “BB” rated(r) bonds, and its lesser exposure to “A” rated securities, contributed to relative performance. A lesser-than-benchmark exposure to the banking sector also benefited the fund’s relative returns. Additionally, the fund's shorter duration(d) stance aided relative performance as interest rates generally rose during the reporting period.
Respectfully,
Portfolio Manager(s)
Alexander Mackey and Henry Peabody
Note to Contract Owners: Effective June 30, 2021, Robert Persons is no longer a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Corporate Bond Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(1.40)%	5.22%	4.84%
Service Class	8/24/01	(1.66)%	4.97%	4.59%
Comparative benchmark(s)
Bloomberg U.S. Credit Bond Index (f)	(1.08)%	5.05%	4.45%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Credit Bond Index(a) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Corporate Bond Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Corporate Bond Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.63%	$1,000.00	$999.37	$3.17
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21
Service Class	Actual	0.88%	$1,000.00	$998.55	$4.43
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Corporate Bond Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 97.7%
Aerospace & Defense – 2.0%
Boeing Co., 5.15%, 5/01/2030	$1,171,000	$ 1,364,333
Boeing Co., 3.75%, 2/01/2050	342,000	355,453
Raytheon Technologies Corp., 1.9%, 9/01/2031	293,000	282,704
Raytheon Technologies Corp., 2.375%, 3/15/2032	434,000	433,529
Raytheon Technologies Corp., 3.03%, 3/15/2052	434,000	436,087
TransDigm, Inc., 6.25%, 3/15/2026 (n)	609,000	632,979
TransDigm, Inc., 4.625%, 1/15/2029	633,000	630,898
		$4,135,983
Apparel Manufacturers – 0.5%
Tapestry, Inc., 4.125%, 7/15/2027	$95,000	$ 102,632
Tapestry, Inc., 3.05%, 3/15/2032	924,000	929,429
		$1,032,061
Asset-Backed & Securitized – 1.7%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.038%, 11/15/2054 (i)	$3,888,264	$ 283,322
ACREC 2021-FL1 Ltd., “A”, FLR, 1.253% (LIBOR - 1mo. + 1.15%), 10/16/2036 (n)	656,500	656,500
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.701% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	70,066	77,990
Benchmark Mortgage Trust, 2021-B27, “XA”, 1.271%, 7/15/2054 (i)	7,063,509	660,028
JPMorgan Chase Commercial Mortgage Securities Corp., 5.65%, 7/15/2042 (n)	98,666	80,831
KREF Ltd., 2018-FT1, “A”, FLR, 1.178% (LIBOR - 1mo. + 1.1%), 2/15/2039 (n)	288,000	287,472
KREF Ltd., 2018-FT1, “AS”, FLR, 1.408% (LIBOR - 1mo. + 1.3%), 2/15/2039 (n)	316,500	314,163
Lehman Brothers Commercial Conduit Mortgage Trust, 0.904%, 2/18/2030 (i)	10,257	0
PFP III, 2021-8, “A”, FLR, 1.108% (LIBOR - 1mo. + 1%), 8/09/2037 (n)	575,000	572,204
PFP III, 2021-8, “AS”, FLR, 1.358% (LIBOR - 1mo. + 1.25%), 8/09/2037 (n)	603,000	600,834
		$3,533,344
Automotive – 1.7%
Daimler Trucks Finance North America LLC, 2.5%, 12/14/2031 (n)	$478,000	$ 477,940
Hyundai Capital America, 3%, 2/10/2027 (n)	1,274,000	1,318,240
Hyundai Capital America, 2%, 6/15/2028 (n)	1,255,000	1,223,523
Hyundai Capital America, 6.375%, 4/08/2030 (n)	352,000	443,671
		$3,463,374
Broadcasting – 2.1%
Discovery, Inc., 4.125%, 5/15/2029	$373,000	$ 412,369
Discovery, Inc., 5.3%, 5/15/2049	600,000	751,222
Prosus N.V., 3.832%, 2/08/2051 (n)	542,000	505,501
Walt Disney Co., 3.5%, 5/13/2040	1,825,000	1,998,728
Walt Disney Co., 3.6%, 1/13/2051	593,000	670,604
		$4,338,424
Brokerage & Asset Managers – 2.8%
Banco BTG Pactual S.A. (Cayman Islands), 7.75% to 2/15/2024, FLR (CMT - 5yr. + 5.257%) to 2/15/2029 (n)	$615,000	$ 645,756
Brookfield Finance, Inc., 2.34%, 1/30/2032	1,147,000	1,118,840
Charles Schwab Corp., 1.95%, 12/01/2031	1,724,000	1,693,017
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	1,456,000	1,446,696
Intercontinental Exchange, Inc., 1.85%, 9/15/2032	412,000	394,361
Intercontinental Exchange, Inc., 3%, 9/15/2060	413,000	406,275
		$5,704,945
7

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Building – 1.1%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$896,000	$ 1,092,587
Vulcan Materials Co., 3.5%, 6/01/2030	671,000	724,748
Vulcan Materials Co., 4.5%, 6/15/2047	447,000	548,781
		$2,366,116
Business Services – 4.9%
Equinix, Inc., 2.625%, 11/18/2024	$838,000	$ 863,449
Equinix, Inc., 2.5%, 5/15/2031	934,000	933,352
Equinix, Inc., 3%, 7/15/2050	661,000	632,316
Fiserv, Inc., 2.25%, 6/01/2027	817,000	831,210
Fiserv, Inc., 4.4%, 7/01/2049	711,000	847,047
Global Payments, Inc., 2.9%, 5/15/2030	963,000	980,481
IHS Markit Ltd., 4.25%, 5/01/2029	465,000	528,937
Mastercard, Inc., 3.85%, 3/26/2050	965,000	1,159,748
NXP B.V./NXP Funding LLC/NXP USA, Inc., 2.5%, 5/11/2031 (n)	753,000	754,922
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.25%, 5/11/2041 (n)	646,000	667,683
Visa, Inc., 3.65%, 9/15/2047	865,000	1,006,634
Visa, Inc., 2%, 8/15/2050	1,117,000	978,244
		$10,184,023
Cable TV – 2.7%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	$304,000	$ 311,050
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 5/01/2032	305,000	313,769
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	58,000	74,921
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	1,079,000	1,287,901
Comcast Corp., 1.95%, 1/15/2031	371,000	363,502
Comcast Corp., 2.8%, 1/15/2051	545,000	525,054
Sirius XM Radio, Inc., 5%, 8/01/2027 (n)	594,000	617,368
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	292,000	314,630
Sirius XM Radio, Inc., 4.125%, 7/01/2030 (n)	644,000	644,000
Time Warner Cable, Inc., 4.5%, 9/15/2042	955,000	1,041,152
		$5,493,347
Chemicals – 0.4%
RPM International, Inc., 4.55%, 3/01/2029	$131,000	$ 148,265
RPM International, Inc., 4.25%, 1/15/2048	67,000	76,246
Sherwin-Williams Co., 4.5%, 6/01/2047	500,000	623,103
		$847,614
Computer Software – 0.5%
Microsoft Corp., 2.525%, 6/01/2050	$1,047,000	$ 1,021,022
Computer Software - Systems – 2.2%
Apple, Inc., 2.05%, 9/11/2026 (f)	$2,000,000	$ 2,054,520
Apple, Inc., 1.7%, 8/05/2031	717,000	699,687
Apple, Inc., 2.7%, 8/05/2051	727,000	719,158
Commscope, Inc., 4.75%, 9/01/2029 (n)	1,156,000	1,148,844
		$4,622,209
Conglomerates – 2.4%
Carrier Global Corp., 2.722%, 2/15/2030	$918,000	$ 937,499
Carrier Global Corp., 3.377%, 4/05/2040	608,000	635,249
Otis Worldwide Corp., 2.565%, 2/15/2030	1,339,000	1,358,249
Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	1,501,000	1,562,150
8

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Conglomerates – continued
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	$337,000	$ 383,071
		$4,876,218
Consumer Products – 0.8%
Hasbro, Inc., 3.9%, 11/19/2029	$783,000	$ 863,286
Mattel, Inc., 3.75%, 4/01/2029 (n)	801,000	830,036
		$1,693,322
Consumer Services – 0.9%
Booking Holdings, Inc., 3.6%, 6/01/2026	$1,761,000	$ 1,898,810
Electrical Equipment – 0.7%
Arrow Electronics, Inc., 3.875%, 1/12/2028	$1,261,000	$ 1,365,432
Electronics – 1.9%
Broadcom, Inc., 4.3%, 11/15/2032	$1,056,000	$ 1,186,707
Broadcom, Inc., 3.469%, 4/15/2034 (n)	512,000	535,895
Broadcom, Inc., 3.187%, 11/15/2036 (n)	976,000	974,300
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	1,150,000	1,207,500
		$3,904,402
Emerging Market Quasi-Sovereign – 0.8%
Ecopetrol S.A. (Republic of Colombia), 5.375%, 6/26/2026	$301,000	$ 317,182
Ecopetrol S.A. (Republic of Colombia), 6.875%, 4/29/2030	451,000	503,433
Qatar Petroleum, 3.125%, 7/12/2041 (n)	781,000	789,291
		$1,609,906
Emerging Market Sovereign – 0.3%
United Mexican States, 4.28%, 8/14/2041	$576,000	$ 596,880
Energy - Independent – 0.5%
Diamondback Energy, Inc., 3.125%, 3/24/2031	$612,000	$ 630,758
Hess Corp., 5.8%, 4/01/2047	297,000	379,431
		$1,010,189
Energy - Integrated – 1.9%
Cenovus Energy, Inc., 5.375%, 7/15/2025	$551,000	$ 608,042
Cenovus Energy, Inc., 4.4%, 4/15/2029	212,000	234,551
Cenovus Energy, Inc., 2.65%, 1/15/2032	604,000	590,937
Cenovus Energy, Inc., 3.75%, 2/15/2052	143,000	143,348
Eni S.p.A., 4.75%, 9/12/2028 (n)	761,000	876,649
Eni S.p.A., 4.25%, 5/09/2029 (n)	940,000	1,057,266
Total Capital International S.A., 3.127%, 5/29/2050	437,000	447,937
		$3,958,730
Entertainment – 0.6%
Royal Caribbean Cruises Ltd., 4.25%, 7/01/2026 (n)	$1,093,000	$ 1,058,674
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)	250,000	252,890
		$1,311,564
Financial Institutions – 2.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	$1,576,000	$ 1,660,821
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032	260,000	264,881
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/2041	207,000	215,619
9

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Avolon Holdings Funding Ltd., 2.125%, 2/21/2026 (n)	$294,000	$ 288,554
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	243,000	257,506
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	624,000	668,341
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	621,000	625,336
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	841,000	825,199
		$4,806,257
Food & Beverages – 4.8%
Anheuser-Busch InBev Worldwide, Inc., 3.5%, 6/01/2030	$594,000	$ 651,055
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	527,000	617,146
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	566,000	783,037
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/2058	444,000	548,946
Aramark Services, Inc., 6.375%, 5/01/2025 (n)	534,000	558,030
Aramark Services, Inc., 5%, 2/01/2028 (n)	539,000	557,191
Constellation Brands, Inc., 2.25%, 8/01/2031	761,000	743,776
Constellation Brands, Inc., 3.75%, 5/01/2050	242,000	264,323
Diageo Capital PLC, 2.375%, 10/24/2029	1,023,000	1,044,733
JBS USA Lux S.A./JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	630,000	679,619
JBS USA Lux S.A./JBS USA Finance, Inc., 6.5%, 4/15/2029 (n)	714,000	785,407
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	308,000	334,950
JBS USA Lux S.A./JBS USA Finance, Inc., 3.75%, 12/01/2031 (n)	308,000	312,620
Lamb Weston Holdings, Inc., 4.375%, 1/31/2032 (n)	1,213,000	1,250,930
SYSCO Corp., 2.4%, 2/15/2030	148,000	148,434
SYSCO Corp., 2.45%, 12/14/2031	284,000	284,353
SYSCO Corp., 4.45%, 3/15/2048	320,000	376,533
		$9,941,083
Gaming & Lodging – 2.5%
GLP Capital LP/GLP Financing II, Inc., 5.75%, 6/01/2028	$932,000	$ 1,076,124
GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/2032	389,000	391,097
Hilton Domestic Operating Co., Inc., 4.875%, 1/15/2030	485,000	518,344
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	588,000	584,907
Las Vegas Sands Corp., 3.9%, 8/08/2029	856,000	861,968
Marriott International, Inc., 4%, 4/15/2028	1,026,000	1,107,166
Marriott International, Inc., 2.85%, 4/15/2031	608,000	606,139
		$5,145,745
Insurance - Health – 1.3%
UnitedHealth Group, Inc., 2.3%, 5/15/2031	$316,000	$ 321,504
UnitedHealth Group, Inc., 4.625%, 7/15/2035	1,690,000	2,111,730
UnitedHealth Group, Inc., 3.25%, 5/15/2051	287,000	310,485
		$2,743,719
Insurance - Property & Casualty – 1.4%
Aon Corp., 3.75%, 5/02/2029	$1,376,000	$ 1,508,383
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031	111,000	112,930
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	347,000	357,171
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	585,000	640,309
Marsh & McLennan Cos., Inc., 2.375%, 12/15/2031	284,000	286,695
		$2,905,488
International Market Quasi-Sovereign – 0.3%
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)	$699,000	$ 695,765
10

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Machinery & Tools – 0.9%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$515,000	$ 543,559
CNH Industrial Capital LLC, 1.875%, 1/15/2026	288,000	288,123
CNH Industrial Capital LLC, 3.85%, 11/15/2027	905,000	985,141
		$1,816,823
Major Banks – 15.8%
Australia and New Zealand Banking Group Ltd., 2.57%, 11/25/2035 (n)	$827,000	$ 791,865
Bank of America Corp., 3.5%, 4/19/2026	2,000,000	2,154,376
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	351,000	374,750
Bank of America Corp., 2.676% to 6/19/2040, FLR (SOFR + 1.93%) to 6/19/2041	721,000	694,012
Bank of America Corp., 3.311% to 4/22/2041, FLR (SOFR + 1.58%) to 4/22/2042	1,498,000	1,574,428
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	1,022,000	1,029,240
Commonwealth Bank of Australia, 3.61% to 9/12/2029, FLR (CMT - 1yr. + 2.05%) to 9/12/2034 (n)	431,000	450,614
Commonwealth Bank of Australia, 3.305%, 3/11/2041 (n)	849,000	865,470
Credit Agricole S.A., 1.247% to 1/26/2026, FLR (SOFR + 0.89162%) to 1/26/2027 (n)	447,000	434,958
Credit Suisse Group AG, 4.194% to 4/01/2030, FLR (SOFR + 3.73%) to 4/01/2031 (n)	694,000	765,370
Credit Suisse Group AG, 3.091% to 5/14/2031, FLR (SOFR + 1.73%) to 5/14/2032 (n)	250,000	254,388
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	339,000	344,677
Goldman Sachs Group, Inc., 2.65% to 10/21/2031, FLR (SOFR + 1.264%) to 10/21/2032	1,188,000	1,195,433
Goldman Sachs Group, Inc., 2.908%, 7/21/2042	1,142,000	1,135,380
HSBC Holdings PLC, 2.357% to 8/18/2030, FLR (SOFR + 1.947%) to 8/18/2031	1,345,000	1,314,057
HSBC Holdings PLC, 5.25%, 3/14/2044	293,000	382,193
JPMorgan Chase & Co., 3.125%, 1/23/2025	688,000	722,419
JPMorgan Chase & Co., 3.54%, 5/01/2028	1,709,000	1,856,032
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR + 1.18%) to 11/08/2032	899,000	904,054
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	1,111,000	1,287,083
Mitsubishi UFJ Financial Group, Inc., 1.64% to 10/13/2026, FLR (CMT - 1yr. + 0.67%) to 10/13/2027	423,000	417,473
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032	532,000	532,657
Morgan Stanley, 4.431% to 1/23/2029, FLR (LIBOR - 3mo. + 1.63%) to 1/23/2030	439,000	500,266
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR + 1.143%) to 1/22/2031	2,000,000	2,046,169
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031	2,049,000	2,232,781
Morgan Stanley, 3.217% to 4/22/2041, FLR (SOFR + 1.485%) to 4/22/2042	459,000	480,871
Nordea Bank Abp, 1.5%, 9/30/2026 (n)	1,448,000	1,423,000
Royal Bank of Canada, 2.3%, 11/03/2031	1,541,000	1,548,177
Sumitomo Mitsui Financial Group, Inc., 1.71%, 1/12/2031	1,054,000	992,582
Toronto Dominion Bank, 1.25%, 9/10/2026	712,000	699,510
Toronto Dominion Bank, 2%, 9/10/2031	1,423,000	1,402,641
UBS Group AG, 3.126% to 8/13/2029, FLR (LIBOR - 3mo. + 1.468%) to 8/13/2030 (n)	454,000	474,535
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 8/10/2069 (n)	961,000	949,276
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	350,000	349,322
		$32,580,059
Medical & Health Technology & Services – 3.1%
Alcon, Inc., 2.6%, 5/27/2030 (n)	$1,215,000	$ 1,226,123
Alcon, Inc., 3.8%, 9/23/2049 (n)	492,000	547,843
Becton, Dickinson and Co., 3.734%, 12/15/2024	44,000	46,769
Becton, Dickinson and Co., 4.685%, 12/15/2044	847,000	1,066,444
Becton, Dickinson and Co., 4.669%, 6/06/2047	111,000	139,952
HCA, Inc., 5.25%, 6/15/2026	978,000	1,099,834
HCA, Inc., 5.875%, 2/01/2029	807,000	961,581
HCA, Inc., 3.5%, 9/01/2030	122,000	128,939
HCA, Inc., 5.125%, 6/15/2039	207,000	254,927
Thermo Fisher Scientific, Inc., 2.8%, 10/15/2041	847,000	856,828
		$6,329,240
11

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical Equipment – 1.1%
Boston Scientific Corp., 3.75%, 3/01/2026	$548,000	$ 588,693
Boston Scientific Corp., 2.65%, 6/01/2030	339,000	345,580
Danaher Corp., 2.6%, 10/01/2050	957,000	912,215
Teleflex, Inc., 4.625%, 11/15/2027	125,000	130,000
Teleflex, Inc., 4.25%, 6/01/2028 (n)	191,000	196,767
		$2,173,255
Metals & Mining – 2.4%
Anglo American Capital PLC, 2.25%, 3/17/2028 (n)	$389,000	$ 382,011
Anglo American Capital PLC, 2.625%, 9/10/2030 (n)	827,000	810,923
Anglo American Capital PLC, 2.875%, 3/17/2031 (n)	454,000	451,859
ArcelorMittal S.A., 4.25%, 7/16/2029	431,000	471,915
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	1,110,000	1,165,500
Glencore Funding LLC, 2.5%, 9/01/2030 (n)	293,000	283,748
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	611,000	603,960
Novelis Corp., 4.75%, 1/30/2030 (n)	781,000	821,026
		$4,990,942
Midstream – 3.6%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$512,000	$ 548,432
DT Midstream, Inc., 4.125%, 6/15/2029 (n)	461,000	471,949
DT Midstream, Inc., 4.375%, 6/15/2031 (n)	461,000	479,440
Energy Transfer LP, 4%, 10/01/2027	285,000	306,009
Energy Transfer LP, 3.75%, 5/15/2030	307,000	325,314
Energy Transfer Operating Co., 5%, 5/15/2050	409,000	470,635
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	1,335,857	1,337,287
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)	489,000	479,279
Plains All American Pipeline, 4.9%, 2/15/2045	309,000	335,339
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/2025	301,000	328,298
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	476,000	493,101
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	133,000	147,660
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	289,000	331,571
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	1,021,000	1,118,374
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	203,000	228,989
		$7,401,677
Municipals – 1.8%
Florida State Board of Administration Finance Corp. Rev., “A”, 1.705%, 7/01/2027	$1,146,000	$ 1,143,137
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “B”, 2.746%, 6/01/2034	340,000	342,025
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “B”, 3%, 6/01/2046	330,000	338,037
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NPFG, 7.425%, 2/15/2029	1,500,000	1,885,248
		$3,708,447
Natural Gas - Distribution – 1.1%
NiSource, Inc., 5.65%, 2/01/2045	$284,000	$ 383,506
Sempra Energy, 3.25%, 6/15/2027	1,787,000	1,884,793
		$2,268,299
Natural Gas - Pipeline – 0.8%
APT Pipelines Ltd., 5%, 3/23/2035 (n)	$1,375,000	$ 1,664,763
Network & Telecom – 2.0%
AT&T, Inc., 3.3%, 2/01/2052	$545,000	$ 533,712
AT&T, Inc., 3.55%, 9/15/2055	728,000	730,642
Verizon Communications, Inc., 2.1%, 3/22/2028	159,000	159,303
12

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Network & Telecom – continued
Verizon Communications, Inc., 3.15%, 3/22/2030	$310,000	$ 327,965
Verizon Communications, Inc., 2.55%, 3/21/2031	1,767,000	1,782,749
Verizon Communications, Inc., 3.4%, 3/22/2041	580,000	607,227
		$4,141,598
Oils – 0.6%
Puma International Financing S.A., 5%, 1/24/2026	$604,000	$ 604,000
Valero Energy Corp., 2.8%, 12/01/2031	722,000	719,747
		$1,323,747
Other Banks & Diversified Financials – 0.6%
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	$760,000	$ 818,938
Mizrahi Tefahot Bank Ltd., 3.077% to 4/07/2026, FLR (CMT - 5yr. + 2.25%) to 4/07/2031 (n)	416,000	412,880
		$1,231,818
Personal Computers & Peripherals – 0.9%
Equifax, Inc., 3.1%, 5/15/2030	$502,000	$ 525,433
Equifax, Inc., 2.35%, 9/15/2031	1,449,000	1,429,359
		$1,954,792
Railroad & Shipping – 0.2%
Canadian Pacific Railway Co., 3%, 12/02/2041	$192,000	$ 196,333
Canadian Pacific Railway Co., 3.1%, 12/02/2051	285,000	293,072
		$489,405
Real Estate - Apartment – 0.7%
American Homes 4 Rent, L.P., 2.375%, 7/15/2031	$677,000	$ 663,484
American Homes 4 Rent, L.P., 3.375%, 7/15/2051	674,000	676,613
		$1,340,097
Real Estate - Office – 0.7%
Corporate Office Property LP, REIT, 2%, 1/15/2029	$790,000	$ 759,531
Corporate Office Property LP, REIT, 2.75%, 4/15/2031	594,000	590,596
		$1,350,127
Real Estate - Other – 1.0%
EPR Properties, REIT, 3.6%, 11/15/2031	$447,000	$ 442,236
Lexington Realty Trust Co., 2.375%, 10/01/2031	865,000	829,697
W.P. Carey, Inc., 2.45%, 2/01/2032	745,000	726,506
		$1,998,439
Real Estate - Retail – 1.3%
Brixmor Operating Partnership LP, REIT, 4.125%, 5/15/2029	$114,000	$ 126,293
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	418,000	456,114
Brixmor Operating Partnership LP, REIT, 2.5%, 8/16/2031	586,000	573,452
Spirit Realty, LP, 4.45%, 9/15/2026	303,000	333,324
Spirit Realty, LP, 3.2%, 2/15/2031	368,000	380,319
STORE Capital Corp., REIT, 4.625%, 3/15/2029	179,000	200,530
STORE Capital Corp., REIT, 2.7%, 12/01/2031	709,000	693,305
		$2,763,337
13

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Retailers – 2.7%
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)	$910,000	$ 984,409
Home Depot, Inc., 3.3%, 4/15/2040	1,070,000	1,160,069
Home Depot, Inc., 4.875%, 2/15/2044	760,000	1,002,205
Kohl's Corp., 3.375%, 5/01/2031	827,000	842,237
MercadoLibre, Inc., 3.125%, 1/14/2031	790,000	746,558
Nordstrom, Inc., 4.25%, 8/01/2031	605,000	594,415
Nordstrom, Inc., 5%, 1/15/2044	288,000	268,560
		$5,598,453
Telecommunications - Wireless – 3.8%
American Tower Corp., REIT, 3.6%, 1/15/2028	$1,133,000	$ 1,220,578
American Tower Corp., REIT, 3.8%, 8/15/2029	553,000	601,612
American Tower Corp., REIT, 2.95%, 1/15/2051	700,000	663,050
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	793,000	758,362
Crown Castle International Corp., 4.45%, 2/15/2026	338,000	369,922
Crown Castle International Corp., 3.7%, 6/15/2026	533,000	571,216
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)	556,000	560,176
T-Mobile USA, Inc., 2.625%, 4/15/2026	597,000	599,985
T-Mobile USA, Inc., 2.05%, 2/15/2028	795,000	789,123
T-Mobile USA, Inc., 4.5%, 4/15/2050	613,000	717,457
Vodafone Group PLC, 4.125% to 6/04/2031, FLR (CMT - 1yr. + 2.767%) to 6/04/2051, FLR (CMT - 1yr. + 3.517%) to 6/04/2081	1,064,000	1,053,317
		$7,904,798
Transportation - Services – 0.4%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$421,000	$ 620,223
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	201,000	243,026
		$863,249
Utilities - Electric Power – 6.2%
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)	$181,000	$ 182,681
Berkshire Hathaway Energy Co., 4.5%, 2/01/2045	597,000	722,911
Berkshire Hathaway Energy Co., 4.25%, 10/15/2050	195,000	238,209
CenterPoint Energy, Inc., 2.65%, 6/01/2031	613,000	621,308
Dominion Energy, Inc., 2.25%, 8/15/2031	838,000	818,402
Duke Energy Corp., 3.3%, 6/15/2041	310,000	314,631
Duke Energy Corp., 3.75%, 9/01/2046	814,000	868,453
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	460,000	564,164
Evergy, Inc., 2.9%, 9/15/2029	1,510,000	1,545,585
FirstEnergy Corp., 4.4%, 7/15/2027	707,000	761,465
FirstEnergy Corp., 3.4%, 3/01/2050	587,000	575,260
Florida Power & Light Co., 2.85%, 4/01/2025	287,000	299,693
Florida Power & Light Co., 3.95%, 3/01/2048	287,000	340,352
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	614,000	622,229
NextEra Energy Capital Holdings, Inc., 3.8%, 3/15/2082	551,000	560,553
Pacific Gas & Electric Co., 2.1%, 8/01/2027	544,000	525,201
Pacific Gas & Electric Co., 2.5%, 2/01/2031	1,043,000	993,521
Pacific Gas & Electric Co., 4.95%, 7/01/2050	307,000	334,340
Southern California Edison Co., 4.5%, 9/01/2040	273,000	308,024
Southern California Edison Co., 3.65%, 2/01/2050	795,000	841,219
Southern California Edison Co., 2.95%, 2/01/2051	288,000	274,227
Virginia Electric & Power Co., 2.875%, 7/15/2029	579,000	607,234
		$12,919,662
Total Bonds (Identified Cost, $195,918,931)		$ 202,018,999
14

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 1.4%
Money Market Funds – 1.4%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $2,827,617)	2,827,617	$ 2,827,617
Other Assets, Less Liabilities – 0.9%		1,939,504
Net Assets – 100.0%		$ 206,786,120
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,827,617 and $202,018,999, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $52,843,908, representing 25.6% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Derivative Contracts at 12/31/21
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Long	USD	58	$7,016,641	March – 2022	$27,157
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	98	$21,380,844	March – 2022	$(7,204)
U.S. Treasury Ultra Note 10 yr	Short	USD	158	23,137,125	March – 2022	(433,370)
						$(440,574)
At December 31, 2021, the fund had liquid securities with an aggregate value of $447,885 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
15

MFS Corporate Bond Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $195,918,931)	$202,018,999
Investments in affiliated issuers, at value (identified cost, $2,827,617)	2,827,617
Receivables for
Fund shares sold	407,713
Interest	1,795,252
Receivable from investment adviser	4,039
Other assets	1,204
Total assets	$207,054,824
Liabilities
Payables for
Net daily variation margin on open futures contracts	$33,250
Fund shares reacquired	153,391
Payable to affiliates
Administrative services fee	210
Shareholder servicing costs	52
Distribution and/or service fees	2,101
Payable for independent Trustees' compensation	182
Accrued expenses and other liabilities	79,518
Total liabilities	$268,704
Net assets	$206,786,120
Net assets consist of
Paid-in capital	$186,608,984
Total distributable earnings (loss)	20,177,136
Net assets	$206,786,120
Shares of beneficial interest outstanding	17,519,852
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$53,206,192	4,458,458	$11.93
Service Class	153,579,928	13,061,394	11.76
See Notes to Financial Statements
16

MFS Corporate Bond Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Interest	$6,771,512
Dividends from affiliated issuers	2,836
Other	2,103
Total investment income	$6,776,451
Expenses
Management fee	$1,296,512
Distribution and/or service fees	403,627
Shareholder servicing costs	8,689
Administrative services fee	39,004
Independent Trustees' compensation	5,253
Custodian fee	16,085
Shareholder communications	13,387
Audit and tax fees	77,970
Legal fees	1,034
Miscellaneous	32,298
Total expenses	$1,893,859
Reduction of expenses by investment adviser	(128,066)
Net expenses	$1,765,793
Net investment income (loss)	$5,010,658
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$9,872,180
Futures contracts	(141,684)
Net realized gain (loss)	$9,730,496
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(17,879,391)
Futures contracts	(359,353)
Net unrealized gain (loss)	$(18,238,744)
Net realized and unrealized gain (loss)	$(8,508,248)
Change in net assets from operations	$(3,497,590)
See Notes to Financial Statements
17

MFS Corporate Bond Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$5,010,658	$5,813,824
Net realized gain (loss)	9,730,496	4,504,182
Net unrealized gain (loss)	(18,238,744)	9,420,324
Change in net assets from operations	$(3,497,590)	$19,738,330
Total distributions to shareholders	$(10,100,201)	$(7,693,047)
Change in net assets from fund share transactions	$(7,988,584)	$(3,220,009)
Total change in net assets	$(21,586,375)	$8,825,274
Net assets
At beginning of period	228,372,495	219,547,221
At end of period	$206,786,120	$228,372,495
See Notes to Financial Statements
18

MFS Corporate Bond Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$12.71	$11.94	$10.81	$11.64	$11.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.36	$0.39	$0.38	$0.39
Net realized and unrealized gain (loss)	(0.49)	0.89	1.19	(0.72)	0.33
Total from investment operations	$(0.18)	$1.25	$1.58	$(0.34)	$0.72
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.44)	$(0.45)	$(0.44)	$(0.44)
From net realized gain	(0.24)	(0.04)	—	(0.05)	—
Total distributions declared to shareholders	$(0.60)	$(0.48)	$(0.45)	$(0.49)	$(0.44)
Net asset value, end of period (x)	$11.93	$12.71	$11.94	$10.81	$11.64
Total return (%) (k)(r)(s)(x)	(1.40)	10.57	14.65	(3.00)	6.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.69	0.70	0.69	0.68	0.68
Expenses after expense reductions	0.63	0.63	0.63	0.63	0.63
Net investment income (loss)	2.51	2.90	3.33	3.44	3.37
Portfolio turnover	55	41	34	32	36
Net assets at end of period (000 omitted)	$53,206	$59,133	$57,714	$56,506	$65,445
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$12.54	$11.78	$10.66	$11.49	$11.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.32	$0.35	$0.35	$0.36
Net realized and unrealized gain (loss)	(0.48)	0.89	1.19	(0.72)	0.32
Total from investment operations	$(0.21)	$1.21	$1.54	$(0.37)	$0.68
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.41)	$(0.42)	$(0.41)	$(0.41)
From net realized gain	(0.24)	(0.04)	—	(0.05)	—
Total distributions declared to shareholders	$(0.57)	$(0.45)	$(0.42)	$(0.46)	$(0.41)
Net asset value, end of period (x)	$11.76	$12.54	$11.78	$10.66	$11.49
Total return (%) (k)(r)(s)(x)	(1.66)	10.34	14.46	(3.31)	6.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.94	0.95	0.94	0.93	0.93
Expenses after expense reductions	0.88	0.88	0.88	0.88	0.88
Net investment income (loss)	2.26	2.65	3.08	3.18	3.12
Portfolio turnover	55	41	34	32	36
Net assets at end of period (000 omitted)	$153,580	$169,239	$161,833	$154,370	$194,337

See Notes to Financial Statements
19

MFS Corporate Bond Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
20

MFS Corporate Bond Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Corporate Bond Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on
21

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Non - U.S. Sovereign Debt	$—	$2,902,551	$—	$2,902,551
Municipal Bonds	—	3,708,447	—	3,708,447
U.S. Corporate Bonds	—	141,364,464	—	141,364,464
Commercial Mortgage-Backed Securities	—	2,853,719	—	2,853,719
Asset-Backed Securities (including CDOs)	—	679,625	—	679,625
Foreign Bonds	—	50,510,193	—	50,510,193
Mutual Funds	2,827,617	—	—	2,827,617
Total	$2,827,617	$202,018,999	$—	$204,846,616
Other Financial Instruments
Futures Contracts – Assets	$27,157	$—	$—	$27,157
Futures Contracts – Liabilities	(440,574)	—	—	(440,574)
For further information regarding security characteristics, see the Portfolio of Investments.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$27,157	$(440,574)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(141,684)
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MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(359,353)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
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MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$5,901,029	$7,393,039
Long-term capital gains	4,199,172	300,008
Total distributions	$10,100,201	$7,693,047
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$198,691,851
Gross appreciation	7,640,118
Gross depreciation	(1,898,770)
Net unrealized appreciation (depreciation)	$5,741,348
Undistributed ordinary income	5,478,404
Undistributed long-term capital gain	8,957,384
Total distributable earnings (loss)	$20,177,136
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$2,631,294	$2,184,264
Service Class	7,468,907	5,508,783
Total	$10,100,201	$7,693,047
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.60%
In excess of $1 billion	0.50%
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MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $27,346, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.59% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.63% of average daily net assets for the Initial Class shares and 0.88% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $100,720, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $8,368, which equated to 0.0039% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $321.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0181% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$—	$2,619,860
Non-U.S. Government securities	115,969,795	124,938,499
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
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MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	353,381	$4,334,640	512,275	$6,356,882
Service Class	1,492,051	17,814,591	2,413,646	29,610,213
	1,845,432	$22,149,231	2,925,921	$35,967,095
Shares issued to shareholders in reinvestment of distributions
Initial Class	218,910	$2,631,294	177,294	$2,184,264
Service Class	630,288	7,468,907	453,025	5,508,783
	849,198	$10,100,201	630,319	$7,693,047
Shares reacquired
Initial Class	(764,833)	$(9,381,834)	(873,200)	$(10,710,012)
Service Class	(2,560,611)	(30,856,182)	(3,109,400)	(36,170,139)
	(3,325,444)	$(40,238,016)	(3,982,600)	$(46,880,151)
Net change
Initial Class	(192,542)	$(2,415,900)	(183,631)	$(2,168,866)
Service Class	(438,272)	(5,572,684)	(242,729)	(1,051,143)
	(630,814)	$(7,988,584)	(426,360)	$(3,220,009)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $634 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,930,371	$93,735,425	$95,838,179	$—	$—	$2,827,617
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,836	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple
26

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
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MFS Corporate Bond Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Corporate Bond Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Corporate Bond Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Corporate Bond Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

29

MFS Corporate Bond Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
30

MFS Corporate Bond Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Alexander Mackey Henry Peabody
31

MFS Corporate Bond Portfolio
Board Review of Investment Advisory Agreement
MFS Corporate Bond Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
32

MFS Corporate Bond Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
33

MFS Corporate Bond Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
34

MFS Corporate Bond Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $4,620,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
35

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
36

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
37

Annual Report
December 31, 2021
MFS®  Core Equity Portfolio
MFS® Variable Insurance Trust II
RGS-ANN

MFS® Core Equity Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Core Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Apple, Inc.	6.5%
Microsoft Corp.	6.2%
Alphabet, Inc., “A”	4.1%
Amazon.com, Inc.	3.6%
Meta Platforms, Inc., “A”	1.8%
JPMorgan Chase & Co.	1.6%
Home Depot, Inc.	1.5%
Visa, Inc., “A”	1.5%
Johnson & Johnson	1.4%
Adobe Systems, Inc.	1.3%
Global equity sectors (k)
Technology	33.6%
Health Care (s)	14.0%
Financial Services	13.8%
Capital Goods	13.4%
Consumer Cyclicals	12.4%
Energy	5.4%
Consumer Staples	4.2%
Telecommunications and Cable Television (s)	2.3%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Core Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Core Equity Portfolio (fund) provided a total return of 25.31%, while Service Class shares of the fund provided a total return of 25.05%. These compare with a return of 25.66% over the same period for the fund’s benchmark, the Russell 3000® Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Security selection within the consumer cyclicals sector detracted from performance relative to the Russell 3000® Index, led by the fund’s overweight position in video game maker Electronic Arts.
Stock selection in the capital goods sector also hindered relative performance. Within this sector, not holding shares of electric vehicle manufacturer Tesla weakened relative returns. The share price of Tesla advanced considerably during the second half of the year, following significantly better-than-expected vehicle deliveries and the company's ability to overcome supply chain issues that affected the whole auto industry. Moreover, favorable pricing of its Model 3 and Model Y vehicles helped improve Tesla’s profitability, which also had a positive impact on its share price.
Elsewhere, not holding shares of computer graphics processor maker NVIDIA and pharmaceutical giant Pfizer held back relative performance. The stock price of NVIDIA climbed as the company reported strong revenue growth, driven by better-than-anticipated broad-based demand and capacity additions at its Gaming, Datacenter, and Pro Vis segments. The fund's overweight positions in wireless communications services provider T-Mobile US, global payments technology company Visa, pharmaceutical company Merck & Company and communications business Liberty Broadband, and the timing of the fund's ownership in shares of biotechnology company Biogen and analytics services provider Clarivate (United Kingdom), also weighed on relative performance.
Contributors to Performance
Stock selection in the health care sector contributed to the fund’s relative performance. Within this sector, holding shares of clinical research organization ICON(b) (Ireland) aided relative returns. The stock price of ICON advanced following the company's acquisition of PRA Health Sciences, and as management reported solid financial results that were driven by strong revenue growth from net business wins. The fund's overweight position in pharmaceutical company Eli Lilly, and its short position in healthcare services provider Healthcare Services Group, also strengthened relative performance.
Stock selection in the financial services sector benefited relative returns, led by the fund's overweight positions in financial services firm Goldman Sachs Group(h) and real estate investment trust EPR Properties(h), and not owning shares of weak-performing debit and credit transaction processing company Mastercard. The stock price of Goldman Sachs Group advanced as the company reported earnings per share and revenue results that were ahead of expectations, driven by higher-than-expected private equity gains, coupled with strength in its investment banking, consumer and wealth management business segments.
Stocks in other sectors that aided relative returns included the fund’s overweight positions in semiconductor chips and electronics engineering solutions provider Applied Materials, specialty auto parts provider LKQ, software giant Microsoft and software development company Atlassian.
3

MFS Core Equity Portfolio
Management Review - continued
Respectfully,
Portfolio Manager(s)
Joseph MacDougall
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Core Equity Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/12/97	25.31%	18.92%	16.53%
Service Class	8/24/01	25.05%	18.63%	16.25%
Comparative benchmark(s)
Russell 3000® Index (f)	25.66%	17.97%	16.30%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 3000® Index(h) – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Core Equity Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Core Equity Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.83%	$1,000.00	$1,091.78	$4.38
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
Service Class	Actual	1.08%	$1,000.00	$1,090.36	$5.69
	Hypothetical (h)	1.08%	$1,000.00	$1,019.76	$5.50
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).
7

MFS Core Equity Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.5%
Aerospace & Defense – 2.3%
CACI International, Inc., “A” (a)	985	$ 265,172
Curtiss-Wright Corp.	3,359	465,793
Honeywell International, Inc.	8,446	1,761,075
Howmet Aerospace, Inc.	22,673	721,682
L3Harris Technologies, Inc.	2,784	593,660
Leidos Holdings, Inc.	2,990	265,811
Northrop Grumman Corp.	1,535	594,152
Parsons Corp. (a)	6,303	212,096
Raytheon Technologies Corp.	17,862	1,537,204
		$6,416,645
Alcoholic Beverages – 0.3%
Constellation Brands, Inc., “A”	3,129	$ 785,285
Apparel Manufacturers – 0.6%
NIKE, Inc., “B”	5,548	$ 924,685
Skechers USA, Inc., “A” (a)	17,842	774,343
		$1,699,028
Automotive – 1.3%
Aptiv PLC (a)	6,624	$ 1,092,629
LKQ Corp.	32,981	1,979,850
Magna International, Inc.	6,127	495,919
		$3,568,398
Biotechnology – 1.3%
Adaptive Biotechnologies Corp. (a)	6,406	$ 179,752
Biogen, Inc. (a)	3,727	894,182
Illumina, Inc. (a)	1,339	509,409
Oxford Nanopore Technologies PLC (a)	16,248	153,508
Vertex Pharmaceuticals, Inc. (a)	9,034	1,983,866
		$3,720,717
Broadcasting – 1.2%
Discovery Communications, Inc., “C” (a)	26,956	$ 617,293
Walt Disney Co. (a)	17,253	2,672,317
		$3,289,610
Brokerage & Asset Managers – 1.6%
Charles Schwab Corp.	15,011	$ 1,262,425
CME Group, Inc.	4,796	1,095,694
Invesco Ltd.	48,639	1,119,670
KKR & Co., Inc.	14,800	1,102,600
		$4,580,389
Business Services – 2.7%
Accenture PLC, “A”	2,647	$ 1,097,314
Amdocs Ltd.	7,861	588,317
Clarivate PLC (a)	48,524	1,141,284
Cognizant Technology Solutions Corp., “A”	7,054	625,831
Fidelity National Information Services, Inc.	7,815	853,007
Fiserv, Inc. (a)	8,169	847,861
Global Payments, Inc.	4,698	635,076
PayPal Holdings, Inc. (a)	7,943	1,497,891
8

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
Thoughtworks Holding, Inc. (a)	15,764	$ 422,633
		$7,709,214
Cable TV – 0.1%
Cable One, Inc.	138	$ 243,356
Chemicals – 0.4%
Element Solutions, Inc.	36,792	$ 893,310
FMC Corp.	3,357	368,900
		$1,262,210
Computer Software – 10.8%
Adobe Systems, Inc. (a)	6,361	$ 3,607,069
Atlassian Corp. PLC, “A” (a)	5,755	2,194,324
Avalara, Inc. (a)	5,246	677,311
Black Knight, Inc. (a)	6,877	570,034
Cadence Design Systems, Inc. (a)	13,576	2,529,888
Microsoft Corp. (s)	52,146	17,537,743
Ping Identity Holding Corp. (a)	12,150	277,992
salesforce.com, inc. (a)	11,962	3,039,903
		$30,434,264
Computer Software - Systems – 8.6%
Apple, Inc. (s)	103,844	$ 18,439,579
Block, Inc., “A” (a)	4,265	688,840
NICE Systems Ltd., ADR (a)	3,843	1,166,735
Rapid7, Inc. (a)	7,197	847,015
ServiceNow, Inc. (a)	3,072	1,994,066
Zebra Technologies Corp., “A” (a)	1,955	1,163,616
		$24,299,851
Construction – 1.7%
AvalonBay Communities, Inc., REIT	3,960	$ 1,000,256
AZEK Co., Inc. (a)	16,926	782,658
Masco Corp.	14,821	1,040,731
Otis Worldwide Corp.	7,261	632,215
Sherwin-Williams Co.	1,369	482,107
Vulcan Materials Co.	3,927	815,167
		$4,753,134
Consumer Products – 1.3%
Colgate-Palmolive Co.	13,249	$ 1,130,670
International Flavors & Fragrances, Inc.	3,051	459,633
Kimberly-Clark Corp.	6,249	893,107
Procter & Gamble Co.	7,976	1,304,714
		$3,788,124
Consumer Services – 0.7%
Booking Holdings, Inc. (a)	293	$ 702,974
Bright Horizons Family Solutions, Inc. (a)	4,762	599,441
Grand Canyon Education, Inc. (a)	8,469	725,878
		$2,028,293
Containers – 0.3%
Ball Corp.	8,430	$ 811,556
9

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 1.4%
AMETEK, Inc.	3,266	$ 480,233
Amphenol Corp., “A”	3,614	316,080
Fortive Corp.	5,525	421,502
Johnson Controls International PLC	15,419	1,253,719
Sensata Technologies Holding PLC (a)	19,455	1,200,179
TE Connectivity Ltd.	2,181	351,883
		$4,023,596
Electronics – 5.1%
Advanced Micro Devices (a)	14,773	$ 2,125,835
Applied Materials, Inc.	13,236	2,082,817
Broadcom, Inc.	4,245	2,824,665
Intel Corp.	24,446	1,258,969
Lam Research Corp.	2,126	1,528,913
Monolithic Power Systems, Inc.	1,459	719,768
NXP Semiconductors N.V.	7,579	1,726,345
Silicon Laboratories, Inc. (a)	1,410	291,052
Texas Instruments, Inc.	10,394	1,958,957
		$14,517,321
Energy - Independent – 1.0%
ConocoPhillips	14,387	$ 1,038,453
Diamondback Energy, Inc.	5,601	604,068
Pioneer Natural Resources Co.	3,086	561,282
Valero Energy Corp.	6,757	507,518
		$2,711,321
Energy - Integrated – 1.0%
Chevron Corp.	23,143	$ 2,715,831
Engineering - Construction – 0.2%
APi Group, Inc. (a)	25,280	$ 651,466
Food & Beverages – 2.2%
Archer Daniels Midland Co.	11,519	$ 778,569
Coca-Cola Co.	6,995	414,174
Coca-Cola Europacific Partners PLC	6,649	371,879
Hostess Brands, Inc. (a)	8,672	177,082
J.M. Smucker Co.	2,874	390,347
Mondelez International, Inc.	24,679	1,636,464
Oatly Group AB, ADR (a)	32,796	261,056
PepsiCo, Inc.	13,035	2,264,310
		$6,293,881
Food & Drug Stores – 0.5%
Wal-Mart Stores, Inc.	10,541	$ 1,525,177
Forest & Paper Products – 0.4%
Rayonier, Inc., REIT	28,623	$ 1,155,224
Gaming & Lodging – 0.9%
International Game Technology PLC	19,429	$ 561,692
Marriott International, Inc., “A” (a)	5,651	933,771
Penn National Gaming, Inc. (a)	3,417	177,172
10

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Gaming & Lodging – continued
Wyndham Hotels & Resorts, Inc.	8,969	$ 804,071
		$2,476,706
General Merchandise – 0.9%
Dollar General Corp.	10,415	$ 2,456,169
Health Maintenance Organizations – 1.4%
Cigna Corp.	11,954	$ 2,744,997
Humana, Inc.	2,832	1,313,652
		$4,058,649
Insurance – 3.2%
Aon PLC	9,652	$ 2,901,005
Arthur J. Gallagher & Co.	9,252	1,569,787
Assurant, Inc.	4,832	753,115
Chubb Ltd.	7,994	1,545,320
Everest Re Group Ltd.	1,855	508,122
Hartford Financial Services Group, Inc.	11,043	762,409
MetLife, Inc.	10,661	666,206
Reinsurance Group of America, Inc.	3,212	351,682
SiriusPoint Ltd. (a)	1,642	13,349
		$9,070,995
Internet – 5.9%
Alphabet, Inc., “A” (a)(s)	3,975	$ 11,515,734
Meta Platforms, Inc., “A” (a)	15,187	5,108,147
		$16,623,881
Leisure & Toys – 0.7%
Electronic Arts, Inc.	11,358	$ 1,498,120
Roblox Corp., “A” (a)	4,303	443,898
		$1,942,018
Machinery & Tools – 2.5%
Eaton Corp. PLC	10,051	$ 1,737,014
IDEX Corp.	1,651	390,164
Ingersoll Rand, Inc.	19,348	1,197,061
PACCAR, Inc.	13,959	1,232,021
Regal Rexnord Corp.	4,360	741,985
Roper Technologies, Inc.	3,455	1,699,376
		$6,997,621
Major Banks – 3.4%
JPMorgan Chase & Co. (s)	29,072	$ 4,603,551
Morgan Stanley	25,522	2,505,240
PNC Financial Services Group, Inc.	12,758	2,558,234
		$9,667,025
Medical & Health Technology & Services – 1.7%
Guardant Health, Inc. (a)	2,010	$ 201,040
ICON PLC (a)	7,512	2,326,467
McKesson Corp.	8,844	2,198,353
		$4,725,860
11

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – 5.0%
Align Technology, Inc. (a)	908	$ 596,720
Becton, Dickinson and Co.	8,900	2,238,172
Boston Scientific Corp. (a)	45,530	1,934,115
Envista Holdings Corp. (a)	10,840	488,450
Maravai Lifesciences Holdings, Inc., “A” (a)	50,628	2,121,313
Medtronic PLC	18,863	1,951,377
Quidel Corp. (a)	5,826	786,452
STERIS PLC	7,273	1,770,321
Thermo Fisher Scientific, Inc.	3,489	2,328,000
		$14,214,920
Natural Gas - Pipeline – 0.3%
Cheniere Energy, Inc.	3,695	$ 374,747
Enterprise Products Partners LP	19,214	421,939
		$796,686
Network & Telecom – 0.5%
Equinix, Inc., REIT	1,750	$ 1,480,220
Oil Services – 0.3%
Cactus, Inc., “A”	10,011	$ 381,719
ChampionX Corp. (a)	24,317	491,447
		$873,166
Other Banks & Diversified Financials – 4.2%
Bank OZK	8,647	$ 402,345
First Interstate BancSystem, Inc.	13,513	549,574
Moody's Corp.	2,843	1,110,419
Northern Trust Corp.	6,123	732,372
Signature Bank	2,410	779,562
SLM Corp.	38,931	765,773
Truist Financial Corp.	49,603	2,904,255
United Community Bank, Inc.	17,287	621,295
Visa, Inc., “A”	19,256	4,172,968
		$12,038,563
Pharmaceuticals – 4.8%
Eli Lilly & Co.	9,842	$ 2,718,557
Johnson & Johnson	22,505	3,849,930
Merck & Co., Inc.	41,447	3,176,498
Organon & Co.	20,479	623,586
Zoetis, Inc.	12,796	3,122,608
		$13,491,179
Pollution Control – 0.3%
GFL Environmental, Inc.	22,041	$ 834,252
Printing & Publishing – 0.1%
Warner Music Group Corp.	6,510	$ 281,102
Railroad & Shipping – 1.2%
Canadian Pacific Railway Ltd.	29,301	$ 2,107,914
CSX Corp.	34,103	1,282,273
		$3,390,187
12

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 1.3%
Broadstone Net Lease, Inc., REIT	24,141	$ 599,180
Empire State Realty Trust, REIT, “A”	45,320	403,348
Extra Space Storage, Inc., REIT	3,613	819,175
Innovative Industrial Properties, Inc., REIT	1,658	435,905
STORE Capital Corp., REIT	27,466	944,830
Sun Communities, Inc., REIT	1,793	376,476
		$3,578,914
Restaurants – 1.0%
Starbucks Corp.	16,315	$ 1,908,366
Wendy's Co.	44,127	1,052,429
		$2,960,795
Specialty Chemicals – 1.4%
Air Products & Chemicals, Inc.	2,456	$ 747,263
Ashland Global Holdings, Inc.	7,069	761,049
Avient Corp.	11,530	645,103
Axalta Coating Systems Ltd. (a)	20,483	678,397
Diversey Holdings Ltd. (a)	33,427	444,913
DuPont de Nemours, Inc.	10,458	844,797
		$4,121,522
Specialty Stores – 5.8%
Amazon.com, Inc. (a)(s)	3,060	$ 10,203,081
Burlington Stores, Inc. (a)	1,938	564,946
Farfetch Ltd., “A” (a)	21,170	707,713
Home Depot, Inc.	10,477	4,348,060
Ross Stores, Inc.	5,030	574,828
		$16,398,628
Telecommunications - Wireless – 2.4%
Liberty Broadband Corp. (a)	13,337	$ 2,148,591
SBA Communications Corp., REIT	5,124	1,993,338
T-Mobile US, Inc. (a)	22,361	2,593,429
		$6,735,358
Tobacco – 0.4%
Philip Morris International, Inc.	11,988	$ 1,138,860
Utilities - Electric Power – 2.9%
American Electric Power Co., Inc.	5,775	$ 513,802
CenterPoint Energy, Inc.	29,611	826,443
Dominion Energy, Inc.	4,728	371,432
Duke Energy Corp.	5,949	624,050
Evergy, Inc.	7,342	503,735
Exelon Corp.	15,355	886,905
Generac Holdings, Inc. (a)	1,438	506,061
NextEra Energy, Inc.	20,787	1,940,674
PG&E Corp. (a)	64,272	780,262
Pinnacle West Capital Corp.	1,331	93,955
Southern Co.	7,948	545,074
Xcel Energy, Inc.	8,163	552,635
		$8,145,028
Total Common Stocks (Identified Cost, $163,656,464)		$ 281,482,195
13

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.9%
Money Market Funds – 0.9%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $2,418,811)	2,418,811	$ 2,418,811
Securities Sold Short – (0.4)%
Medical & Health Technology & Services – (0.2)%
Healthcare Services Group, Inc.	(42,085)	$ (748,692)
Telecommunications - Wireless – (0.2)%
Crown Castle International Corp., REIT	(2,286)	$ (477,180)
Total Securities Sold Short (Proceeds Received, $1,478,521)		$ (1,225,872)
Other Assets, Less Liabilities – 0.0%		68,481
Net Assets – 100.0%		$ 282,743,615
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,418,811 and $281,482,195, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At December 31, 2021, the fund had cash collateral of $22,653 and other liquid securities with an aggregate value of $2,923,365 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
14

MFS Core Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $163,656,464)	$281,482,195
Investments in affiliated issuers, at value (identified cost, $2,418,811)	2,418,811
Deposits with brokers for
Securities sold short	22,653
Receivables for
Fund shares sold	89,372
Dividends	221,044
Other assets	1,556
Total assets	$284,235,631
Liabilities
Payables for
Securities sold short, at value (proceeds received, $1,478,521)	$1,225,872
Fund shares reacquired	183,529
Payable to affiliates
Investment adviser	11,445
Administrative services fee	267
Shareholder servicing costs	122
Distribution and/or service fees	1,053
Payable for independent Trustees' compensation	17
Accrued expenses and other liabilities	69,711
Total liabilities	$1,492,016
Net assets	$282,743,615
Net assets consist of
Paid-in capital	$137,442,783
Total distributable earnings (loss)	145,300,832
Net assets	$282,743,615
Shares of beneficial interest outstanding	8,781,206
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$206,059,719	6,372,749	$32.33
Service Class	76,683,896	2,408,457	31.84
See Notes to Financial Statements
15

MFS Core Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$2,976,242
Other	14,199
Dividends from affiliated issuers	1,353
Income on securities loaned	359
Foreign taxes withheld	(4,838)
Total investment income	$2,987,315
Expenses
Management fee	$1,975,532
Distribution and/or service fees	169,167
Shareholder servicing costs	20,938
Administrative services fee	45,157
Independent Trustees' compensation	5,727
Custodian fee	12,552
Shareholder communications	24,497
Audit and tax fees	59,087
Legal fees	1,706
Dividend and interest expense on securities sold short	55,909
Interest expense and fees	884
Miscellaneous	29,966
Total expenses	$2,401,122
Reduction of expenses by investment adviser	(33,505)
Net expenses	$2,367,617
Net investment income (loss)	$619,698
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$27,250,690
Securities sold short	(325,119)
Foreign currency	65
Net realized gain (loss)	$26,925,636
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$30,406,416
Securities sold short	488,897
Translation of assets and liabilities in foreign currencies	34
Net unrealized gain (loss)	$30,895,347
Net realized and unrealized gain (loss)	$57,820,983
Change in net assets from operations	$58,440,681
See Notes to Financial Statements
16

MFS Core Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$619,698	$1,048,577
Net realized gain (loss)	26,925,636	19,666,571
Net unrealized gain (loss)	30,895,347	16,236,950
Change in net assets from operations	$58,440,681	$36,952,098
Total distributions to shareholders	$(20,746,234)	$(11,731,291)
Change in net assets from fund share transactions	$12,660,144	$(7,064,004)
Total change in net assets	$50,354,591	$18,156,803
Net assets
At beginning of period	232,389,024	214,232,221
At end of period	$282,743,615	$232,389,024
See Notes to Financial Statements
17

MFS Core Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$27.88	$24.81	$21.68	$25.21	$21.67
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.14	$0.18	$0.20	$0.17
Net realized and unrealized gain (loss)	6.85	4.38	6.59	(0.78)	5.04
Total from investment operations	$6.94	$4.52	$6.77	$(0.58)	$5.21
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.18)	$(0.21)	$(0.18)	$(0.23)
From net realized gain	(2.35)	(1.27)	(3.43)	(2.77)	(1.44)
Total distributions declared to shareholders	$(2.49)	$(1.45)	$(3.64)	$(2.95)	$(1.67)
Net asset value, end of period (x)	$32.33	$27.88	$24.81	$21.68	$25.21
Total return (%) (k)(r)(s)(x)	25.31	18.71	33.19	(3.83)	24.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.85	0.87	0.88	0.87	0.87
Expenses after expense reductions	0.83	0.86	0.87	0.86	0.86
Net investment income (loss)	0.29	0.56	0.75	0.79	0.72
Portfolio turnover	35	46	37	40	39
Net assets at end of period (000 omitted)	$206,060	$177,571	$167,488	$144,991	$171,038
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	0.81	0.83	0.83	0.83	0.84

See Notes to Financial Statements
18

MFS Core Equity Portfolio
Financial Highlights - continued
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$27.50	$24.50	$21.44	$24.96	$21.47
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.08	$0.12	$0.14	$0.11
Net realized and unrealized gain (loss)	6.76	4.31	6.51	(0.78)	4.99
Total from investment operations	$6.78	$4.39	$6.63	$(0.64)	$5.10
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.12)	$(0.14)	$(0.11)	$(0.17)
From net realized gain	(2.35)	(1.27)	(3.43)	(2.77)	(1.44)
Total distributions declared to shareholders	$(2.44)	$(1.39)	$(3.57)	$(2.88)	$(1.61)
Net asset value, end of period (x)	$31.84	$27.50	$24.50	$21.44	$24.96
Total return (%) (k)(r)(s)(x)	25.05	18.39	32.87	(4.07)	24.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.10	1.12	1.13	1.12	1.12
Expenses after expense reductions	1.08	1.11	1.12	1.11	1.11
Net investment income (loss)	0.07	0.32	0.50	0.54	0.47
Portfolio turnover	35	46	37	40	39
Net assets at end of period (000 omitted)	$76,684	$54,818	$46,744	$41,195	$46,453
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	1.06	1.08	1.08	1.08	1.09
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Household International, Inc., the total return for the year ended December 31, 2017 would have been lower by approximately 0.78%.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
19

MFS Core Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and
20

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$281,482,195	$—	$—	$281,482,195
Mutual Funds	2,418,811	—	—	2,418,811
Total	$283,901,006	$—	$—	$283,901,006
Securities Sold Short	$(1,225,872)	$—	$—	$(1,225,872)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2021, this expense amounted to $55,909. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
21

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$2,074,180	$3,863,247
Long-term capital gains	18,672,054	7,868,044
Total distributions	$20,746,234	$11,731,291
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$165,133,602
Gross appreciation	120,808,520
Gross depreciation	(3,266,988)
Net unrealized appreciation (depreciation)	$117,541,532
Undistributed ordinary income	8,272,058
Undistributed long-term capital gain	19,314,781
Other temporary differences	172,461
Total distributable earnings (loss)	$145,300,832
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
22

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$15,244,249	$9,114,275
Service Class	5,501,985	2,617,016
Total	$20,746,234	$11,731,291
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $33,505, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
For the period from January 1, 2021 through July 31, 2021, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund's investment activity), such that total annual operating expenses did not exceed 0.84% of average daily net assets for the Initial Class shares and 1.09% of average daily net assets for the Service Class shares. This written agreement was terminated on July 31, 2021. For the period from January 1, 2021 through July 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. Effective August 1, 2021, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 0.81% of average daily net assets for the Initial Class shares and 1.06% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the period from August 1, 2021 through December 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $20,195, which equated to 0.0077% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $743.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0171% of the fund's average daily net assets.
23

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $34,096 and $169,988, respectively. The sales transactions resulted in net realized gains (losses) of $37,093.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $14,477, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short sales and short-term obligations, aggregated $91,493,404 and $100,301,120, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	625,283	$19,234,200	328,117	$8,057,874
Service Class	752,461	22,860,413	404,275	9,377,983
	1,377,744	$42,094,613	732,392	$17,435,857
Shares issued to shareholders in reinvestment of distributions
Initial Class	493,821	$15,244,249	354,090	$9,114,275
Service Class	180,808	5,501,985	102,951	2,617,016
	674,629	$20,746,234	457,041	$11,731,291
Shares reacquired
Initial Class	(1,116,226)	$(34,482,616)	(1,063,282)	$(26,098,196)
Service Class	(517,854)	(15,698,087)	(422,060)	(10,132,956)
	(1,634,080)	$(50,180,703)	(1,485,342)	$(36,231,152)
Net change
Initial Class	2,878	$(4,167)	(381,075)	$(8,926,047)
Service Class	415,415	12,664,311	85,166	1,862,043
	418,293	$12,660,144	(295,909)	$(7,064,004)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established
24

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $879 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,489,118	$51,594,670	$50,664,977	$—	$—	$2,418,811
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,353	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
25

MFS Core Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Core Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Core Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

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MFS Core Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
28

MFS Core Equity Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall
29

MFS Core Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Core Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
30

MFS Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2021, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
31

MFS Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
32

MFS Core Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $20,540,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
33

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
35

Annual Report
December 31, 2021
MFS®  Emerging Markets
Equity Portfolio
MFS® Variable Insurance Trust II
FCE-ANN

MFS® Emerging Markets Equity Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Emerging Markets Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	9.6%
Samsung Electronics Co. Ltd.	6.2%
Tencent Holdings Ltd.	6.0%
Alibaba Group Holding Ltd., ADR	3.5%
Sberbank of Russia PJSC	2.8%
Tata Consultancy Services Ltd.	2.7%
HDFC Bank Ltd.	2.4%
Yum China Holdings, Inc.	2.4%
AIA Group Ltd.	2.2%
Samsung Fire & Marine Insurance Co. Ltd.	2.1%
GICS equity sectors (g)
Information Technology	21.7%
Financials	21.6%
Communication Services	13.2%
Consumer Discretionary	13.1%
Consumer Staples	10.5%
Materials	6.3%
Energy	3.8%
Industrials	3.6%
Real Estate	2.2%
Health Care	1.4%
Utilities	1.1%
Issuer country weightings (x)
China	29.3%
South Korea	13.0%
Taiwan	11.4%
India	11.1%
Russia	8.0%
Brazil	5.2%
Hong Kong	5.2%
Mexico	3.3%
United States	2.6%
Other Countries	10.9%
Currency exposure weightings (y)
Hong Kong Dollar	24.1%
South Korean Won	13.0%
Taiwan Dollar	11.4%
Indian Rupee	10.4%
Chinese Renminbi	7.9%
United States Dollar	7.4%
Russian Ruble	6.6%
Brazilian Real	5.2%
Euro	3.4%
Other Currencies	10.6%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Emerging Markets Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Emerging Markets Equity Portfolio (fund) provided a total return of -6.75%, while Service Class shares of the fund provided a total return of -7.02%. These compare with a return of -2.54% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Security selection in the financials sector detracted from performance relative to the MSCI Emerging Markets Index. Within this sector, the fund's overweight positions in trading services provider B3 Sa - Brasil Bolsa Balcao (Brazil) and insurance company Ping An Insurance (China) held back relative results. The stock price of B3 Sa - Brasil Bolsa Balcao declined on a slowdown in the company's revenue growth, which was driven by weaker-than-expected equity and derivative trading volumes.
Stock selection and, to a lesser extent, an overweight position in the consumer discretionary sector also weakened relative results, led by the fund’s holdings of technology platforms provider Prosus(b)(h) (Netherlands) and air conditioner manufacturer Gree Electric Appliances(b) (China). The stock price of Prosus fell as an increase in gaming regulations from Chinese authorities, including limiting online gaming, appeared to have weighed on investor sentiment with respect to their holdings of internet-based, multiple services company Tencent. Additionally, the fund's overweight positions in online and mobile commerce company Alibaba Group (China) and private educational services provider New Oriental Education & Technology Group (China) hindered relative results. The stock price of Alibaba Group Holding declined as the company delivered weaker-than-expected financial results. Core growth in Alibaba’s online shopping platform Taobao was softer than already-lowered expectations due to decreased market share and losses in its investment areas, which were materially greater than anticipated.
Stock selection and an underweight position in the energy sector dampened relative returns, led by the fund’s underweight position in oil and gas exploration and production company Petroleo Brasileiro(h) (Brazil).
Elsewhere, the fund's overweight position in retail store chain BIM Birlesik Magazalar (Turkey), and not holding shares of technology consulting firm Infosys (India) and fabless semiconductor company MediaTek (Taiwan), further weighed on relative performance.
Contributors to Performance
Stock selection and, to a lesser extent, an overweight position in the communication services sector contributed to relative performance, driven by the timing of the fund's ownership in shares of internet search provider Baidu (China), and its overweight positions in telecommunication services provider Hellenic Telecommunications Organization (Greece) and internet search engine and online computer games provider NAVER (South Korea). The stock price of Hellenic Telecommunications Organization advanced as the company delivered strong financial results, led by robust revenue upside and stronger-than-expected broadband customer base growth.
The fund’s underweight position in the health care sector also benefited relative results. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors during the period.
3

MFS Emerging Markets Equity Portfolio
Management Review - continued
Stocks in other sectors that contributed to relative performance included the fund’s avoidance of weak-performing agriculture-focused technology platform Pinduoduo (China), and its overweight positions in information technology services and solutions firm Tata Consultancy Services (India), semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), commercial banking firm Sberbank (Russia) and agrochemical company UPL (India). The stock price of Tata Consultancy Services advanced as the company signed an agreement to help Neptune Energy with its digital transformation, and as the COVID-19 Delta variant faded in India and Indian equity markets reached all-time highs. Additionally, holding shares of electronic power tools manufacturer Techtronic Industries(b) (Hong Kong) and investment holding company Jardine Strategic Holdings(b)(h) (China) further supported the fund’s relative returns.
Respectfully,
Portfolio Manager(s)
Jose Luis Garcia, Rajesh Nair, and Harry Purcell
Note to Contract Owners: Effective August 1, 2021, Robert Lau is no longer a Portfolio Manager of the fund. Effective August 1, 2021, Rajesh Nair was added as a Portfolio Manager of the fund. Effective April 15, 2023, Jose Luis Garcia will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Emerging Markets Equity Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/05/96	(6.75)%	8.09%	3.99%
Service Class	8/24/01	(7.02)%	7.82%	3.72%
Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)	(2.54)%	9.87%	5.49%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI Emerging Markets Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
5

MFS Emerging Markets Equity Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Emerging Markets Equity Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	1.23%	$1,000.00	$889.27	$5.86
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
Service Class	Actual	1.48%	$1,000.00	$887.97	$7.04
	Hypothetical (h)	1.48%	$1,000.00	$1,017.74	$7.53
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Emerging Markets Equity Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.5%
Airlines – 0.7%
Shanghai International Air Co., Ltd. (a)	41,500	$ 304,021
Alcoholic Beverages – 3.9%
Ambev S.A., ADR	81,207	$ 227,380
China Resources Beer Holdings Co. Ltd.	74,000	605,947
Jiangsu Yanghe Brewery JSC Ltd.	5,400	139,572
Kweichow Moutai Co. Ltd., “A”	2,300	739,799
		$1,712,698
Automotive – 3.4%
Hero MotoCorp Ltd.	9,038	$ 299,351
Mahindra & Mahindra Ltd.	54,530	614,104
PT United Tractors Tbk	386,200	600,198
		$1,513,653
Biotechnology – 0.6%
Hugel, Inc.	2,158	$ 278,657
Brokerage & Asset Managers – 2.6%
B3 Brasil Bolsa Balcao S.A.	211,100	$ 422,200
Moscow Exchange MICEX-RTS PJSC	365,745	746,115
		$1,168,315
Business Services – 4.3%
Cognizant Technology Solutions Corp., “A”	5,596	$ 496,477
GDS Holdings Ltd., “A” (a)	12,800	74,362
Kingsoft Cloud Holdings, ADR (a)	8,713	137,230
Tata Consultancy Services Ltd.	24,170	1,215,512
		$1,923,581
Chemicals – 1.2%
UPL Ltd.	52,957	$ 532,237
Computer Software – 3.5%
NAVER Corp. (a)	2,735	$ 870,828
NetEase.com, Inc., ADR	6,782	690,272
		$1,561,100
Computer Software - Systems – 7.5%
Hon Hai Precision Industry Co. Ltd.	153,000	$ 575,126
Samsung Electronics Co. Ltd.	41,678	2,745,226
		$3,320,352
Construction – 2.9%
Gree Electric Appliances, Inc., “A”	129,800	$ 754,155
Techtronic Industries Co. Ltd.	27,000	537,400
		$1,291,555
Consumer Products – 0.2%
AmorePacific Corp. (a)	584	$ 82,042
8

MFS Emerging Markets Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Services – 1.2%
51job, Inc., ADR (a)	2,908	$ 142,288
MakeMyTrip Ltd. (a)	11,605	321,575
New Oriental Education & Technology Group, Inc. (a)	29,933	62,859
		$526,722
Electronics – 9.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	191,258	$ 4,251,407
Energy - Integrated – 2.4%
Galp Energia SGPS S.A., “B”	39,783	$ 385,896
LUKOIL PJSC, ADR	7,719	690,850
		$1,076,746
Engineering - Construction – 0.9%
Doosan Bobcat, Inc. (a)	11,843	$ 405,974
Food & Beverages – 4.8%
Gruma S.A.B. de C.V.	40,721	$ 522,091
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	132,341	860,906
Orion Corp. (a)	4,930	429,237
Tingyi (Cayman Islands) Holding Corp.	158,000	324,610
		$2,136,844
Forest & Paper Products – 0.9%
Suzano S.A. (a)	35,500	$ 383,107
Gaming & Lodging – 0.1%
Kangwon Land, Inc. (a)	1,003	$ 20,292
General Merchandise – 1.7%
Bim Birlesik Magazalar A.S.	56,075	$ 259,838
Walmart de Mexico S.A.B. de C.V.	128,194	476,388
		$736,226
Insurance – 5.9%
AIA Group Ltd.	95,000	$ 957,608
Ping An Insurance Co. of China Ltd., “H”	103,000	741,701
Samsung Fire & Marine Insurance Co. Ltd. (a)	5,433	923,210
		$2,622,519
Internet – 10.1%
Alibaba Group Holding Ltd. (a)	2,900	$ 44,220
Alibaba Group Holding Ltd., ADR (a)	13,021	1,546,764
Baidu, Inc., ADR (a)	1,339	199,230
Tencent Holdings Ltd.	45,800	2,683,079
		$4,473,293
Machinery & Tools – 0.4%
AirTAC International Group	5,000	$ 184,335
Major Banks – 2.0%
China Construction Bank Corp.	848,670	$ 587,726
Erste Group Bank AG	6,274	294,932
		$882,658
9

MFS Emerging Markets Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 0.2%
Burning Rock Biotech Ltd., ADR (a)	9,052	$ 86,266
Metals & Mining – 1.6%
Alrosa PJSC	67,755	$ 110,807
Vale S.A., ADR	41,510	581,970
		$692,777
Natural Gas - Distribution – 1.2%
China Resources Gas Group Ltd.	90,000	$ 508,429
Network & Telecom – 0.3%
VTech Holdings Ltd.	17,800	$ 139,363
Other Banks & Diversified Financials – 11.0%
Credicorp Ltd.	5,826	$ 711,180
E.Sun Financial Holding Co. Ltd.	55,371	56,137
Grupo Financiero Inbursa S.A. de C.V. (a)	169,332	202,780
HDFC Bank Ltd.	54,063	1,075,941
Housing Development Finance Corp. Ltd.	22,605	786,523
Komercni Banka A.S.	7,583	324,226
Muthoot Finance Ltd.	4,588	92,312
Sberbank of Russia PJSC	321,885	1,258,669
Tisco Financial Group PCL	134,700	387,104
		$4,894,872
Pharmaceuticals – 0.6%
Genomma Lab Internacional S.A., “B”	254,774	$ 267,273
Precious Metals & Minerals – 1.7%
Gold Fields Ltd., ADR	15,451	$ 169,806
Polymetal International PLC	32,484	576,650
		$746,456
Real Estate – 1.5%
ESR Cayman Ltd. (a)	95,600	$ 323,058
Hang Lung Properties Ltd.	111,000	228,333
Swire Properties Ltd.	47,600	119,282
		$670,673
Restaurants – 2.4%
Yum China Holdings, Inc.	21,542	$ 1,073,653
Specialty Chemicals – 1.0%
PTT Global Chemical PLC	260,700	$ 458,498
Specialty Stores – 3.1%
Lojas Renner S.A.	89,517	$ 392,782
Meituan, “B” (a)	17,700	511,645
Multiplan Empreendimentos Imobiliarios S.A.	89,839	301,937
Vipshop Holdings Ltd., ADR (a)	19,066	160,154
		$1,366,518
Telecommunications - Wireless – 0.3%
Mobile TeleSystems PJSC, ADR	17,937	$ 142,599
10

MFS Emerging Markets Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telephone Services – 2.8%
Hellenic Telecommunications Organization S.A.	43,645	$ 807,708
PT Telekom Indonesia	1,591,600	451,153
		$1,258,861
Total Common Stocks (Identified Cost, $32,055,291)		$43,694,572
Investment Companies (h) – 1.8%
Money Market Funds – 1.8%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $801,674)	801,674	$ 801,674
Other Assets, Less Liabilities – (0.3)%		(149,504)
Net Assets – 100.0%		$44,346,742
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $801,674 and $43,694,572, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PCL	Public Company Limited
See Notes to Financial Statements
11

MFS Emerging Markets Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $32,055,291)	$43,694,572
Investments in affiliated issuers, at value (identified cost, $801,674)	801,674
Foreign currency, at value (identified cost, $5,677)	5,677
Receivables for
Investments sold	181,752
Fund shares sold	24,755
Dividends	67,367
Receivable from investment adviser	26,309
Other assets	467
Total assets	$44,802,573
Liabilities
Payables for
Investments purchased	$207,844
Fund shares reacquired	8,009
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	48
Distribution and/or service fees	338
Payable for independent Trustees' compensation	61
Deferred country tax expense payable	115,817
Accrued expenses and other liabilities	123,618
Total liabilities	$455,831
Net assets	$44,346,742
Net assets consist of
Paid-in capital	$30,099,428
Total distributable earnings (loss)	14,247,314
Net assets	$44,346,742
Shares of beneficial interest outstanding	2,793,477
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$19,498,072	1,216,722	$16.03
Service Class	24,848,670	1,576,755	15.76
See Notes to Financial Statements
12

MFS Emerging Markets Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$1,242,824
Other	10,024
Dividends from affiliated issuers	398
Income on securities loaned	61
Foreign taxes withheld	(148,550)
Total investment income	$1,104,757
Expenses
Management fee	$486,760
Distribution and/or service fees	63,863
Shareholder servicing costs	8,631
Administrative services fee	17,500
Independent Trustees' compensation	3,042
Custodian fee	101,681
Shareholder communications	12,192
Audit and tax fees	97,087
Legal fees	311
Miscellaneous	22,061
Total expenses	$813,128
Reduction of expenses by investment adviser	(179,193)
Net expenses	$633,935
Net investment income (loss)	$470,822
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $11,539 country tax)	$3,021,049
Foreign currency	(14,930)
Net realized gain (loss)	$3,006,119
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $11,398 increase in deferred country tax)	$(6,672,509)
Translation of assets and liabilities in foreign currencies	(97)
Net unrealized gain (loss)	$(6,672,606)
Net realized and unrealized gain (loss)	$(3,666,487)
Change in net assets from operations	$(3,195,665)
See Notes to Financial Statements
13

MFS Emerging Markets Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$470,822	$339,255
Net realized gain (loss)	3,006,119	489,572
Net unrealized gain (loss)	(6,672,606)	3,857,039
Change in net assets from operations	$(3,195,665)	$4,685,866
Total distributions to shareholders	$(177,020)	$(3,615,028)
Change in net assets from fund share transactions	$1,741,105	$(1,773,884)
Total change in net assets	$(1,631,580)	$(703,046)
Net assets
At beginning of period	45,978,322	46,681,368
At end of period	$44,346,742	$45,978,322
See Notes to Financial Statements
14

MFS Emerging Markets Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$17.28	$17.04	$14.75	$17.19	$12.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.14	$0.28	$0.11	$0.06
Net realized and unrealized gain (loss)	(1.36)	1.47	2.63	(2.49)	4.71
Total from investment operations	$(1.16)	$1.61	$2.91	$(2.38)	$4.77
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.50)	$(0.11)	$(0.06)	$(0.17)
From net realized gain	(0.00)(w)	(0.87)	(0.51)	—	—
Total distributions declared to shareholders	$(0.09)	$(1.37)	$(0.62)	$(0.06)	$(0.17)
Net asset value, end of period (x)	$16.03	$17.28	$17.04	$14.75	$17.19
Total return (%) (k)(r)(s)(x)	(6.75)	10.63	20.45	(13.89)	37.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.62	1.73	1.55	1.50	1.53
Expenses after expense reductions	1.23	1.23	1.29	1.37	1.40
Net investment income (loss)	1.16	0.94	1.76	0.65	0.41
Portfolio turnover	41	48	21	31	27
Net assets at end of period (000 omitted)	$19,498	$20,335	$21,065	$20,887	$28,026
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$16.99	$16.78	$14.53	$16.94	$12.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.11	$0.24	$0.07	$0.02
Net realized and unrealized gain (loss)	(1.33)	1.43	2.58	(2.46)	4.64
Total from investment operations	$(1.18)	$1.54	$2.82	$(2.39)	$4.66
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.46)	$(0.06)	$(0.02)	$(0.13)
From net realized gain	(0.00)(w)	(0.87)	(0.51)	—	—
Total distributions declared to shareholders	$(0.05)	$(1.33)	$(0.57)	$(0.02)	$(0.13)
Net asset value, end of period (x)	$15.76	$16.99	$16.78	$14.53	$16.94
Total return (%) (k)(r)(s)(x)	(6.97)	10.33	20.11	(14.13)	37.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.87	1.98	1.80	1.75	1.78
Expenses after expense reductions	1.48	1.48	1.54	1.62	1.65
Net investment income (loss)	0.90	0.71	1.52	0.40	0.16
Portfolio turnover	41	48	21	31	27
Net assets at end of period (000 omitted)	$24,849	$25,643	$25,616	$23,973	$29,665

See Notes to Financial Statements
15

MFS Emerging Markets Equity Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Emerging Markets Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser
17

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$12,978,888	$—	$—	$12,978,888
South Korea	5,755,466	—	—	5,755,466
Taiwan	5,067,005	—	—	5,067,005
India	4,937,555	—	—	4,937,555
Russia	1,410,099	2,115,591	—	3,525,690
Brazil	2,309,376	—	—	2,309,376
Hong Kong	2,305,044	—	—	2,305,044
Mexico	1,468,532	—	—	1,468,532
Indonesia	1,051,351	—	—	1,051,351
Other Countries	2,830,905	1,464,760	—	4,295,665
Mutual Funds	801,674	—	—	801,674
Total	$40,915,895	$3,580,351	$—	$44,496,246
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by
18

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and foreign taxes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$177,020	$1,860,481
Long-term capital gains	—	1,754,547
Total distributions	$177,020	$3,615,028
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$34,303,417
Gross appreciation	13,109,576
Gross depreciation	(2,916,747)
Net unrealized appreciation (depreciation)	$10,192,829
Undistributed ordinary income	1,895,976
Undistributed long-term capital gain	2,183,073
Other temporary differences	(24,564)
Total distributable earnings (loss)	$14,247,314
19

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$106,466	$1,583,859
Service Class	70,554	2,031,169
Total	$177,020	$3,615,028
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	1.05%
In excess of $500 million	1.00%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $5,866, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 1.04% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.23% of average daily net assets for the Initial Class shares and 1.48% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $173,327, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $8,269, which equated to 0.0178% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $362.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0378% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
20

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $10,010, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $20,250,167 and $18,355,651, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	233,978	$4,138,929	79,334	$1,140,804
Service Class	290,742	4,858,335	264,438	3,399,163
	524,720	$8,997,264	343,772	$4,539,967
Shares issued to shareholders in reinvestment of distributions
Initial Class	6,356	$106,466	105,240	$1,583,859
Service Class	4,281	70,554	137,148	2,031,169
	10,637	$177,020	242,388	$3,615,028
Shares reacquired
Initial Class	(200,577)	$(3,532,147)	(243,942)	$(3,723,611)
Service Class	(227,204)	(3,901,032)	(419,024)	(6,205,268)
	(427,781)	$(7,433,179)	(662,966)	$(9,928,879)
Net change
Initial Class	39,757	$713,248	(59,368)	$(998,948)
Service Class	67,819	1,027,857	(17,438)	(774,936)
	107,576	$1,741,105	(76,806)	$(1,773,884)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Portfolio was the owner of record of approximately 8% of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $128 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
21

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$506,370	$13,837,227	$13,541,923	$—	$—	$801,674
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$398	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
22

MFS Emerging Markets Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Emerging Markets Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Emerging Markets Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS Emerging Markets Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
25

MFS Emerging Markets Equity Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jose Luis Garcia Rajesh Nair Harry Purcell
26

MFS Emerging Markets Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Emerging Markets Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, MFS Emerging Markets Equity Fund, which has substantially similar investment strategies, was in the 3rd quintile
27

MFS Emerging Markets Equity Portfolio
Board Review of Investment Advisory Agreement - continued
relative to the other funds in its Broadridge performance universe for the five-year period ended December 31, 2020. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
28

MFS Emerging Markets Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
Income derived from foreign sources was $1,231,404. The fund intends to pass through foreign tax credits of $155,006 for the fiscal year.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2021
MFS®  Global
Governments Portfolio
MFS® Variable Insurance Trust II
WGS-ANN

MFS® Global Governments Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Global Governments Portfolio
Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Non-U.S. Government Bonds	55.9%
U.S. Treasury Securities	33.1%
Emerging Markets Bonds	3.3%
Commercial Mortgage-Backed Securities	1.1%
Municipal Bonds	1.0%
Mortgage-Backed Securities	0.3%
U.S. Government Agencies	0.3%
Investment Grade Corporates	0.2%
Collateralized Debt Obligations	0.2%
Composition including fixed income credit quality (a)(i)
AAA	10.3%
AA	14.0%
A	13.0%
BBB	17.1%
BB	2.1%
U.S. Government	33.1%
Federal Agencies	0.5%
Not Rated	5.3%
Cash & Cash Equivalents	4.6%
Other (o)	0.0%
Portfolio facts (i)
Average Duration (d)	8.1
Average Effective Maturity (m)	10.1 yrs.
Issuer country weightings (i)(x)
United States	40.8%
Japan	12.7%
Italy	11.6%
Spain	9.6%
United Kingdom	6.8%
Canada	3.4%
Australia	3.0%
Norway	2.0%
Germany	1.8%
Other Countries	8.3%
Currency exposure weightings (i)(y)
United States Dollar	47.6%
Euro	23.5%
Japanese Yen	18.4%
British Pound Sterling	5.9%
Australian Dollar	2.8%
Canadian Dollar	2.0%
Danish Krone	0.3%
Uruguay Peso	0.3%
New Zealand Dollar	(1.0)%
Other Currencies	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
2

MFS Global Governments Portfolio
Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

MFS Global Governments Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Global Governments Portfolio (fund) provided a total return of -7.43%, while Service Class shares of the fund provided a total return of -7.72%. These compare with a return of -6.50% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
From an asset allocation perspective, the fund’s out-of-benchmark exposure to Norwegian-issued bonds, and overweight exposure to Italian bonds, detracted from performance relative to the JPMorgan Global Government Bond Index (Unhedged). The fund's shorter duration(d) stance also held back relative returns.
On the positive side, favorable security selection within US and Italian-issued debt strengthened the fund’s relative performance. Yield curve(y) positioning, particularly the fund’s lesser exposure to shifts in the middle portion (centered around maturities of 5 years) of the US yield curve, further benefited relative returns.
Respectfully,
Portfolio Manager(s)
Robert Spector and Erik Weisman
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Global Governments Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/16/88	(7.43)%	2.82%	0.65%
Service Class	8/24/01	(7.72)%	2.55%	0.39%
Comparative benchmark(s)
JPMorgan Global Government Bond Index (Unhedged) (f)	(6.50)%	2.90%	1.06%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.
It is not possible to invest directly in an index.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for completedetails. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Global Governments Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.76%	$1,000.00	$974.05	$3.78
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87
Service Class	Actual	1.01%	$1,000.00	$971.95	$5.02
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Global Governments Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 95.0%
Foreign Bonds – 59.0%
Australia – 3.0%
Commonwealth of Australia, 5.5%, 4/21/2023	AUD	750,000	$ 581,853
Commonwealth of Australia, 1%, 12/21/2030		1,950,000	1,343,585
Commonwealth of Australia, 3.25%, 6/21/2039		2,065,000	1,741,646
Commonwealth of Australia, 1.75%, 6/21/2051		125,000	78,843
			$3,745,927
Belgium – 1.6%
Kingdom of Belgium, 0.4%, 6/22/2040 (n)	EUR	1,075,000	$ 1,163,753
Kingdom of Belgium, 1.6%, 6/22/2047		355,000	471,531
Kingdom of Belgium, 2.15%, 6/22/2066		200,000	316,643
			$1,951,927
Canada – 3.4%
Government of Canada, 0.25%, 8/01/2022	CAD	2,850,000	$ 2,250,102
Government of Canada, 0.25%, 2/01/2023		1,700,000	1,336,495
Province of Ontario, 1.8%, 10/14/2031		$250,000	248,593
Province of Ontario, 1.9%, 12/02/2051	CAD	600,000	419,452
			$4,254,642
Cote d'Ivoire – 0.1%
Republic of Cote d'Ivoire, 6.875%, 10/17/2040	EUR	100,000	$ 118,691
France – 1.0%
Republic of France, 0.75%, 5/25/2028	EUR	850,000	$ 1,025,428
Republic of France, 4%, 4/25/2055 (n)		115,000	246,470
			$1,271,898
Germany – 1.8%
Government of Germany, 0%, 2/15/2031	EUR	1,370,000	$ 1,591,551
Government of Germany, 0%, 8/15/2050		300,000	330,865
Landwirtschaftliche Rentenbank (Federal Republic of Germany), 0.5%, 5/27/2025		$300,000	293,624
			$2,216,040
Greece – 1.4%
Hellenic Republic (Republic of Greece), 4.375%, 8/01/2022	EUR	1,500,000	$ 1,753,432
Italy – 11.5%
Republic of Italy, 0.95%, 3/15/2023	EUR	1,500,000	$ 1,735,138
Republic of Italy, 0.35%, 2/01/2025		3,200,000	3,670,180
Republic of Italy, 2%, 2/01/2028		3,190,000	3,932,884
Republic of Italy, 3.5%, 3/01/2030		2,685,000	3,688,727
Republic of Italy, 2.45%, 9/01/2033		570,000	730,780
Republic of Italy, 5%, 9/01/2040		128,000	223,889
Republic of Italy, 1.7%, 9/01/2051		180,000	192,017
			$14,173,615
Japan – 12.7%
Government of Japan, 0.8%, 6/20/2023	JPY	60,000,000	$ 528,394
Government of Japan, 1.7%, 12/20/2031		627,000,000	6,321,619
Government of Japan, 0.4%, 9/20/2040		535,000,000	4,608,497
Government of Japan, 1.5%, 12/20/2044		110,000,000	1,152,786
Government of Japan, 0.6%, 9/20/2050		150,000,000	1,278,058
Government of Japan, 0.4%, 3/20/2056		90,000,000	709,226
Japan Bank for International Cooperation, 0.625%, 7/15/2025		$300,000	293,205
Japan Finance Organization for Municipalities, 0.625%, 9/02/2025 (n)		250,000	243,307
Japan International Cooperation Agency, 1%, 7/22/2030		250,000	238,586
7

MFS Global Governments Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Foreign Bonds – continued
Japan – continued
Tokyo Metropolitan Government , 0.75%, 7/16/2025 (n)		$250,000	$ 244,263
			$15,617,941
New Zealand – 0.9%
Government of New Zealand, 5.5%, 4/15/2023	NZD	1,600,000	$ 1,150,391
Norway – 2.0%
City of Oslo, 1.6%, 5/05/2022	NOK	6,000,000	$ 682,544
Kingdom of Norway, 2%, 5/24/2023 (n)		15,000,000	1,723,179
			$2,405,723
Saudi Arabia – 0.2%
Kingdom of Saudi Arabia, 2.25%, 2/02/2033 (n)		$200,000	$ 194,952
Serbia – 0.2%
Republic of Serbia, 2.125%, 12/01/2030 (n)		$200,000	$ 187,140
South Africa – 0.4%
Republic of South Africa, 8.25%, 3/31/2032	ZAR	9,000,000	$ 509,440
South Korea – 0.5%
Republic of Korea, 0.875%, 12/10/2023	KRW	750,000,000	$ 621,400
Spain – 9.5%
Kingdom of Spain, 0.4%, 4/30/2022	EUR	500,000	$ 571,322
Kingdom of Spain, 0.35%, 7/30/2023		2,600,000	3,003,233
Kingdom of Spain, 3.8%, 4/30/2024		1,000,000	1,253,372
Kingdom of Spain, 0.1%, 4/30/2031 (n)		4,725,000	5,188,979
Kingdom of Spain, 4.7%, 7/30/2041		215,000	402,134
Kingdom of Spain, 5.15%, 10/31/2044		555,000	1,137,513
United Mexican States, 1%, 10/31/2050		200,000	206,679
			$11,763,232
Supranational – 0.4%
Corporacion Andina de Fomento, 1.625%, 9/23/2025		$300,000	$ 299,482
Inter-American Development Bank, 0.625%, 7/15/2025		250,000	245,272
			$544,754
Sweden – 1.3%
Kingdom of Sweden, 0.75%, 11/12/2029	SEK	8,345,000	$ 965,749
Kommuninvest I Sverige AB, 0.375%, 2/16/2024 (n)		$300,000	296,905
Swedish Export Credit Corp., 0.625%, 5/14/2025		300,000	294,156
			$1,556,810
United Kingdom – 6.8%
United Kingdom Treasury, 0.75%, 7/22/2023	GBP	1,000,000	$ 1,358,565
United Kingdom Treasury, 4.75%, 12/07/2030		1,515,000	2,725,922
United Kingdom Treasury, 1.75%, 9/07/2037		455,000	667,455
United Kingdom Treasury, 3.25%, 1/22/2044		270,000	511,033
United Kingdom Treasury, 4.25%, 12/07/2046		125,000	280,498
United Kingdom Treasury, 4.25%, 12/07/2049		535,000	1,260,436
United Kingdom Treasury, 3.75%, 7/22/2052		214,000	485,254
United Kingdom Treasury, 4%, 1/22/2060		195,000	512,786
United Kingdom Treasury, 3.5%, 7/22/2068		230,000	609,428
			$8,411,377
Uruguay – 0.3%
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	15,991,000	$ 344,182
Total Foreign Bonds			$ 72,793,514
8

MFS Global Governments Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – 36.0%
Asset-Backed & Securitized – 1.3%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.038%, 11/15/2054 (i)	$1,039,900	$ 75,773
Arbor Multifamily Mortgage Securities, 2021-MF3, “XA”, 0.742%, 10/15/2054 (i)(n)	3,167,404	172,690
Cantor Commercial Real Estate, 2019-CF3, “A4”, 3.005%, 1/15/2053	315,000	332,017
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	233,275	248,200
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062	170,384	180,426
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.107%, 10/15/2054 (i)	3,827,713	302,294
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 1.28% (LIBOR - 1mo. + 1.2%), 11/25/2036 (z)	194,989	194,870
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 1.58% (LIBOR - 1mo. + 1.5%), 11/25/2036 (z)	100,000	99,907
		$1,606,177
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$158,000	$ 166,757
Industrial – 0.1%
Howard University, Washington D.C., 2.738%, 10/01/2022	$28,000	$ 28,173
Howard University, Washington D.C., 2.801%, 10/01/2023	30,000	30,666
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	33,000	33,637
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	42,000	42,359
		$134,835
Mortgage-Backed – 0.3%
Freddie Mac, 1.169%, 9/25/2030 (i)	$329,805	$ 30,762
Freddie Mac, 0.536%, 9/25/2031 (i)	2,295,212	111,712
Freddie Mac, 0.855%, 9/25/2031 (i)	706,831	53,349
Freddie Mac, 0.349%, 11/25/2031 (i)	3,422,551	111,472
Freddie Mac, 0.567%, 12/25/2031 (i)	568,544	28,337
		$335,632
Municipals – 1.0%
California Earthquake Authority Rev., “B”, 1.477%, 7/01/2023	$60,000	$ 60,533
Chicago, IL, Board of Education, “E”, BAM, 6.138%, 12/01/2039	250,000	335,415
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 3.411%, 1/01/2043	240,000	256,213
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.562%, 7/01/2026	20,000	20,622
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.682%, 7/01/2027	100,000	103,673
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	285,000	310,282
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.497%, 6/01/2024	80,000	80,044
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.647%, 6/01/2025	65,000	64,699
		$1,231,481
U.S. Government Agencies and Equivalents – 0.3%
Small Business Administration, 4.57%, 6/01/2025	$1,557	$ 1,606
Small Business Administration, 5.09%, 10/01/2025	1,625	1,690
Small Business Administration, 5.21%, 1/01/2026	21,650	22,636
Small Business Administration, 2.22%, 3/01/2033	289,402	293,176
		$319,108
U.S. Treasury Obligations – 32.9%
U.S. Treasury Bonds, 4.5%, 8/15/2039	$2,931,400	$ 4,139,687
U.S. Treasury Bonds, 2.75%, 11/15/2042	2,111,000	2,405,880
U.S. Treasury Bonds, 3.625%, 2/15/2044	1,180,000	1,535,613
U.S. Treasury Bonds, 3%, 2/15/2048	810,000	988,643
U.S. Treasury Bonds, 3%, 2/15/2049	3,320,000	4,081,784
U.S. Treasury Notes, 1.625%, 4/30/2023	5,350,000	5,427,115
U.S. Treasury Notes, 0.125%, 1/15/2024	7,400,000	7,306,633
U.S. Treasury Notes, 2.125%, 5/15/2025	8,570,700	8,871,679
U.S. Treasury Notes, 2.875%, 8/15/2028	4,850,000	5,296,731
9

MFS Global Governments Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 1.25%, 8/15/2031	$550,000	$ 537,711
		$40,591,476
Total U.S. Bonds		$ 44,385,466
Total Bonds (Identified Cost, $117,338,596)		$ 117,178,980
Investment Companies (h) – 4.3%
Money Market Funds – 4.3%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $5,318,456)	5,318,456	$ 5,318,456
Other Assets, Less Liabilities – 0.7%		924,674
Net Assets – 100.0%		$ 123,422,110
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,318,456 and $117,178,980, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $9,661,638, representing 7.8% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 1.28% (LIBOR - 1mo. + 1.2%), 11/25/2036	11/12/21	$194,989	$194,870
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 1.58% (LIBOR - 1mo. + 1.5%), 11/25/2036	11/12/21	100,000	99,907
Total Restricted Securities			$294,777
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
10

MFS Global Governments Portfolio
Portfolio of Investments – continued
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TWD	Taiwan Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
Derivative Contracts at 12/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	1,346,506	USD	979,571	Morgan Stanley Capital Services, Inc.	1/14/2022	$ 104
AUD	2,507,000	USD	1,788,114	State Street Bank Corp.	1/14/2022	35,901
CZK	13,549,000	USD	613,607	Goldman Sachs International	1/14/2022	5,916
EUR	318,128	USD	358,107	Barclays Bank PLC	1/14/2022	4,153
EUR	664,457	USD	748,541	Brown Brothers Harriman	1/14/2022	8,092
EUR	2,556,613	USD	2,896,084	Goldman Sachs International	1/14/2022	15,191
EUR	697,248	USD	792,278	JPMorgan Chase Bank N.A.	1/14/2022	1,695
GBP	479,000	USD	646,315	Brown Brothers Harriman	1/14/2022	2,023
GBP	432,000	USD	575,549	Morgan Stanley Capital Services, Inc.	1/14/2022	9,173
USD	1,184,809	AUD	1,600,000	Deutsche Bank AG	4/08/2022	20,422
USD	817,574	AUD	1,096,434	Morgan Stanley Capital Services, Inc.	1/14/2022	19,842
USD	1,169,877	AUD	1,560,480	State Street Bank Corp.	1/14/2022	34,522
USD	2,519,648	CAD	3,164,496	HSBC Bank	1/14/2022	17,990
USD	2,554,829	CAD	3,159,499	Morgan Stanley Capital Services, Inc.	1/14/2022	57,121
USD	603	CLP	494,000	Goldman Sachs International	2/18/2022	27
USD	37,561	DKK	241,000	State Street Bank Corp.	1/14/2022	658
USD	786,851	EUR	676,811	Barclays Bank PLC	4/12/2022	14,650
USD	491,035	EUR	422,345	Citibank N.A.	1/14/2022	10,100
USD	2,011,112	EUR	1,736,022	Deutsche Bank AG	1/14/2022	34,264
USD	18,820,098	EUR	16,264,015	Morgan Stanley Capital Services, Inc.	1/14/2022	299,881
USD	1,849,453	EUR	1,592,864	UBS AG	1/14/2022	35,620
USD	5,364,067	GBP	3,911,405	Deutsche Bank AG	1/14/2022	69,887
USD	602,690	GBP	438,595	Merrill Lynch International	1/14/2022	9,041
USD	1,336,158	JPY	151,433,064	Deutsche Bank AG	1/14/2022	19,610
USD	470,101	JPY	53,972,000	JPMorgan Chase Bank N.A.	1/14/2022	873
USD	274,395	JPY	30,952,000	State Street Bank Corp.	1/14/2022	5,300
USD	1,226,202	NOK	10,348,035	Deutsche Bank AG	1/14/2022	51,384
USD	1,265,670	NOK	10,637,000	Morgan Stanley Capital Services, Inc.	1/14/2022	58,046
USD	50,147	NOK	429,000	State Street Bank Corp.	1/14/2022	1,442
USD	613,904	NZD	881,703	Goldman Sachs International	1/14/2022	10,078
USD	602,134	NZD	852,721	JPMorgan Chase Bank N.A.	1/14/2022	18,155
USD	1,251,410	NZD	1,768,000	Morgan Stanley Capital Services, Inc.	1/14/2022	40,611
USD	3,506,341	SEK	30,835,950	JPMorgan Chase Bank N.A.	1/14/2022	93,575
USD	1,240,569	SEK	10,913,000	Morgan Stanley Capital Services, Inc.	1/14/2022	32,774
USD	1,250,703	SEK	10,727,000	State Street Bank Corp.	1/14/2022	63,494
USD	1,050	TWD	29,000	JPMorgan Chase Bank N.A.	2/18/2022	2
USD	543,147	ZAR	8,360,013	State Street Bank Corp.	1/14/2022	19,237
						$ 1,120,854
Liability Derivatives
AUD	831,000	USD	624,440	Brown Brothers Harriman	1/14/2022	$ (19,831)
AUD	2,555,000	USD	1,885,476	Deutsche Bank AG	1/14/2022	(26,538)
AUD	846,000	USD	621,998	JPMorgan Chase Bank N.A.	1/14/2022	(6,475)
AUD	1,468,452	USD	1,099,243	Morgan Stanley Capital Services, Inc.	1/14/2022	(30,843)
AUD	998,000	USD	730,675	State Street Bank Corp.	1/14/2022	(4,562)
11

MFS Global Governments Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
CAD	847,000	USD	679,795	BNP Paribas S.A.	1/14/2022	$ (10,209)
CAD	950,405	USD	769,121	Deutsche Bank AG	1/14/2022	(17,788)
CAD	773,000	USD	625,670	Goldman Sachs International	1/14/2022	(14,583)
CAD	1,881,610	USD	1,524,797	HSBC Bank	1/14/2022	(37,311)
DKK	2,939,237	USD	457,052	Morgan Stanley Capital Services, Inc.	1/14/2022	(6,987)
EUR	1,330,739	USD	1,527,157	Brown Brothers Harriman	1/14/2022	(11,812)
EUR	3,384,466	USD	3,901,293	Deutsche Bank AG	1/14/2022	(47,322)
EUR	556,505	USD	651,525	HSBC Bank	1/14/2022	(17,820)
EUR	3,300,180	USD	3,847,827	JPMorgan Chase Bank N.A.	1/14/2022	(89,833)
EUR	1,678,476	USD	1,943,461	Morgan Stanley Capital Services, Inc.	1/14/2022	(32,141)
EUR	1,600,000	USD	1,822,979	State Street Bank Corp.	1/14/2022	(1,021)
EUR	1,897,876	USD	2,201,212	UBS AG	1/14/2022	(40,055)
GBP	4,160,823	USD	5,663,585	State Street Bank Corp.	1/14/2022	(31,811)
JPY	181,819,792	USD	1,596,408	Brown Brothers Harriman	1/14/2022	(15,681)
JPY	106,529,000	USD	941,530	HSBC Bank	1/14/2022	(15,375)
JPY	915,247,373	USD	8,237,808	JPMorgan Chase Bank N.A.	1/14/2022	(280,718)
NZD	1,765,000	USD	1,234,343	State Street Bank Corp.	1/14/2022	(25,599)
SEK	10,867,000	USD	1,259,920	Brown Brothers Harriman	1/14/2022	(57,216)
SEK	7,869,000	USD	908,098	Deutsche Bank AG	1/14/2022	(37,197)
SEK	21,403,602	USD	2,412,268	Goldman Sachs International	1/14/2022	(43,426)
SEK	5,716,000	USD	654,785	JPMorgan Chase Bank N.A.	1/14/2022	(22,168)
ZAR	371,000	USD	25,426	Brown Brothers Harriman	1/14/2022	(2,176)
USD	3,030,160	AUD	4,189,376	Morgan Stanley Capital Services, Inc.	1/14/2022	(17,898)
USD	1,855,413	AUD	2,563,000	State Street Bank Corp.	1/14/2022	(9,345)
USD	18,098	BRL	103,465	JPMorgan Chase Bank N.A.	3/03/2022	(222)
USD	602,655	CZK	13,549,000	Morgan Stanley Capital Services, Inc.	1/14/2022	(16,869)
USD	534,140	EUR	470,000	BNP Paribas S.A.	1/14/2022	(1,060)
USD	87,488	EUR	77,000	Brown Brothers Harriman	1/14/2022	(194)
USD	372,536	EUR	330,000	UBS AG	1/14/2022	(3,242)
USD	584,866	GBP	434,000	JPMorgan Chase Bank N.A.	1/14/2022	(2,563)
USD	613,965	GBP	460,000	Morgan Stanley Capital Services, Inc.	1/14/2022	(8,656)
USD	930,435	GBP	703,000	State Street Bank Corp.	1/14/2022	(21,091)
USD	307,857	JPY	35,471,000	HSBC Bank	1/14/2022	(525)
USD	624,100	KRW	743,492,202	Morgan Stanley Capital Services, Inc.	2/16/2022	(747)
USD	1,232,657	NZD	1,828,000	JPMorgan Chase Bank N.A.	1/14/2022	(19,233)
						$(1,048,143)
At December 31, 2021, the fund had cash collateral of $330,000 to cover any collateral or margin obligations and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
12

MFS Global Governments Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $117,338,596)	$117,178,980
Investments in affiliated issuers, at value (identified cost, $5,318,456)	5,318,456
Foreign currency, at value (identified cost, $19)	20
Restricted cash for
Forward foreign currency exchange contracts	330,000
Receivables for
Forward foreign currency exchange contracts	1,120,854
Fund shares sold	20,368
Interest	555,311
Receivable from investment adviser	15,975
Other assets	876
Total assets	$124,540,840
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,048,143
Fund shares reacquired	463
Payable to affiliates
Administrative services fee	149
Shareholder servicing costs	12
Distribution and/or service fees	11
Payable for independent Trustees' compensation	99
Accrued expenses and other liabilities	69,853
Total liabilities	$1,118,730
Net assets	$123,422,110
Net assets consist of
Paid-in capital	$124,615,183
Total distributable earnings (loss)	(1,193,073)
Net assets	$123,422,110
Shares of beneficial interest outstanding	11,681,383
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$122,645,602	11,606,381	$10.57
Service Class	776,508	75,002	10.35
See Notes to Financial Statements
13

MFS Global Governments Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Interest	$1,357,419
Dividends from affiliated issuers	2,531
Other	29
Foreign taxes withheld	(2,812)
Total investment income	$1,357,167
Expenses
Management fee	$952,272
Distribution and/or service fees	1,977
Shareholder servicing costs	2,246
Administrative services fee	27,467
Independent Trustees' compensation	4,046
Custodian fee	31,768
Shareholder communications	5,800
Audit and tax fees	77,378
Legal fees	675
Miscellaneous	32,363
Total expenses	$1,135,992
Reduction of expenses by investment adviser	(167,846)
Net expenses	$968,146
Net investment income (loss)	$389,021
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $514 country tax)	$1,852,530
Futures contracts	(58,375)
Forward foreign currency exchange contracts	(389,484)
Foreign currency	15,892
Net realized gain (loss)	$1,420,563
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(11,947,548)
Futures contracts	8,295
Forward foreign currency exchange contracts	253,018
Translation of assets and liabilities in foreign currencies	(36,218)
Net unrealized gain (loss)	$(11,722,453)
Net realized and unrealized gain (loss)	$(10,301,890)
Change in net assets from operations	$(9,912,869)
See Notes to Financial Statements
14

MFS Global Governments Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$389,021	$565,320
Net realized gain (loss)	1,420,563	4,900,087
Net unrealized gain (loss)	(11,722,453)	6,923,550
Change in net assets from operations	$(9,912,869)	$12,388,957
Total distributions to shareholders	$(2,960,087)	$(1,660,302)
Change in net assets from fund share transactions	$6,053,242	$(10,857,191)
Total change in net assets	$(6,819,714)	$(128,536)
Net assets
At beginning of period	130,241,824	130,370,360
At end of period	$123,422,110	$130,241,824
See Notes to Financial Statements
15

MFS Global Governments Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$11.69	$10.71	$10.34	$10.56	$9.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.05	$0.11	$0.11	$0.08
Net realized and unrealized gain (loss)	(0.89)	1.08	0.53	(0.23)	0.61
Total from investment operations	$(0.86)	$1.13	$0.64	$(0.12)	$0.69
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.15)	$(0.27)	$(0.10)	$—
Net asset value, end of period (x)	$10.57	$11.69	$10.71	$10.34	$10.56
Total return (%) (k)(r)(s)(x)	(7.43)	10.60	6.08	(1.11)	6.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.89	0.90	0.88	0.87	0.86
Expenses after expense reductions	0.76	0.83	0.87	0.86	0.85
Net investment income (loss)	0.31	0.46	1.01	1.05	0.77
Portfolio turnover	132	98	107	79	67
Net assets at end of period (000 omitted)	$122,646	$129,401	$129,565	$135,008	$159,652
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$11.46	$10.50	$10.14	$10.34	$9.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.02	$0.08	$0.08	$0.05
Net realized and unrealized gain (loss)	(0.89)	1.06	0.51	(0.22)	0.60
Total from investment operations	$(0.88)	$1.08	$0.59	$(0.14)	$0.65
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.12)	$(0.23)	$(0.06)	$—
Net asset value, end of period (x)	$10.35	$11.46	$10.50	$10.14	$10.34
Total return (%) (k)(r)(s)(x)	(7.72)	10.35	5.79	(1.32)	6.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.14	1.15	1.13	1.12	1.11
Expenses after expense reductions	1.01	1.08	1.12	1.11	1.10
Net investment income (loss)	0.06	0.20	0.76	0.80	0.52
Portfolio turnover	132	98	107	79	67
Net assets at end of period (000 omitted)	$777	$841	$806	$826	$1,034
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Global Governments Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Governments Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on
17

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$40,910,584	$—	$40,910,584
Non - U.S. Sovereign Debt	—	70,901,757	—	70,901,757
Municipal Bonds	—	1,231,481	—	1,231,481
U.S. Corporate Bonds	—	301,592	—	301,592
Residential Mortgage-Backed Securities	—	335,631	—	335,631
Commercial Mortgage-Backed Securities	—	1,311,400	—	1,311,400
Asset-Backed Securities (including CDOs)	—	294,777	—	294,777
Foreign Bonds	—	1,891,758	—	1,891,758
Mutual Funds	5,318,456	—	—	5,318,456
Total	$5,318,456	$117,178,980	$—	$122,497,436
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$1,120,854	$—	$1,120,854
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,048,143)	—	(1,048,143)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2021 as reported in the Statement of Assets and Liabilities:
18

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$1,120,854	$(1,048,143)
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(58,375)	$—
Foreign Exchange	—	(389,484)
Total	$(58,375)	$(389,484)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$8,295	$—
Foreign Exchange	—	253,018
Total	$8,295	$253,018
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
19

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
20

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$2,960,087	$1,660,302
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$124,781,451
Gross appreciation	2,573,643
Gross depreciation	(4,784,947)
Net unrealized appreciation (depreciation)	$(2,211,304)
Undistributed ordinary income	1,545,805
Capital loss carryforwards	(522,529)
Other temporary differences	(5,045)
Total distributable earnings (loss)	$(1,193,073)
As of December 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(522,529)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$2,943,258	$1,651,619
Service Class	16,829	8,683
Total	$2,960,087	$1,660,302
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $300 million	0.75%
In excess of $300 million and up to $1 billion	0.675%
In excess of $1 billion	0.625%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $16,075, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.76% of average daily net assets for the Initial Class shares and 1.01% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $151,771, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
21

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $2,079, which equated to 0.0016% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $167.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0216% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$48,673,217	$45,993,622
Non-U.S. Government securities	114,718,002	114,038,951
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	537,565	$6,073,303	1,052,245	$11,850,341
Service Class	7,112	77,014	7,826	87,385
	544,677	$6,150,317	1,060,071	$11,937,726
Shares issued to shareholders in reinvestment of distributions
Initial Class	269,529	$2,943,258	145,517	$1,651,619
Service Class	1,573	16,829	779	8,683
	271,102	$2,960,087	146,296	$1,660,302
Shares reacquired
Initial Class	(268,769)	$(2,979,729)	(2,224,850)	$(24,324,361)
Service Class	(7,050)	(77,433)	(11,946)	(130,858)
	(275,819)	$(3,057,162)	(2,236,796)	$(24,455,219)
22

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Net change
Initial Class	538,325	$6,036,832	(1,027,088)	$(10,822,401)
Service Class	1,635	16,410	(3,341)	(34,790)
	539,960	$6,053,242	(1,030,429)	$(10,857,191)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 54%, 26%, and 11%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $358 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,150,119	$84,309,023	$81,140,686	$—	$—	$5,318,456
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,531	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the
23

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
24

MFS Global Governments Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Governments Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Governments Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
25

MFS Global Governments Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

26

MFS Global Governments Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
27

MFS Global Governments Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Robert Spector Erik Weisman
28

MFS Global Governments Portfolio
Board Review of Investment Advisory Agreement
MFS Global Governments Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s
29

MFS Global Governments Portfolio
Board Review of Investment Advisory Agreement - continued
performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
30

MFS Global Governments Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
31

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
33

Annual Report
December 31, 2021
MFS®  Global Growth Portfolio
MFS® Variable Insurance Trust II
WGO-ANN

MFS® Global Growth Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Global Growth Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Alphabet, Inc., “A”	6.1%
Microsoft Corp.	5.3%
Accenture PLC, “A”	3.0%
Apple, Inc.	2.9%
Church & Dwight Co., Inc.	2.4%
Canadian Pacific Railway Ltd.	2.4%
Dollarama, Inc.	2.2%
ICON PLC	2.2%
Tencent Holdings Ltd.	2.0%
Alibaba Group Holding Ltd.	2.0%
GICS equity sectors (g)
Information Technology	24.9%
Health Care	14.7%
Consumer Discretionary	13.9%
Consumer Staples	12.2%
Communication Services	12.1%
Industrials	9.6%
Financials	8.1%
Real Estate	1.9%
Materials	1.3%
Utilities	0.9%
Issuer country weightings (x)
United States	65.8%
Canada	5.6%
China	5.0%
United Kingdom	4.4%
Switzerland	4.2%
Ireland	2.8%
Japan	2.3%
South Korea	2.1%
Germany	1.8%
Other Countries	6.0%
Currency exposure weightings (y)
United States Dollar	71.1%
British Pound Sterling	5.1%
Swiss Franc	4.2%
Euro	4.2%
Hong Kong Dollar	4.0%
Canadian Dollar	3.2%
Japanese Yen	2.3%
South Korean Won	2.1%
Indian Rupee	1.5%
Other Currencies	2.3%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Global Growth Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Global Growth Portfolio (fund) provided a total return of 18.52%, while Service Class shares of the fund provided a total return of 18.21%. These compare with a return of 17.10% over the same period for the fund’s benchmark, the MSCI All Country World Growth Index (net div).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Contributors to Performance
Security selection in both the communication services and financials sectors contributed to the fund's performance relative to the MSCI All Country World Growth Index. Within the communication services sector, the timing of the fund's ownership in shares of internet search provider Baidu(h) (China), and its overweight holding of technology company Alphabet, aided relative results. Within the financials sector, the fund's holdings of financial services provider Charles Schwab(b) and global alternative asset manager Blackstone Group(b) bolstered relative returns. Overweight positions in risk management and human capital consulting services provider Aon and professional services firm Marsh & McLennan further contributed to relative performance.
Elsewhere, the fund's overweight positions in IT servicing firm Accenture and consumer credit reporting agency Equifax strengthened relative results. The stock price of Accenture advanced after the company reported solid earnings results, driven by forward sales guidance that came in well ahead of consensus expectations. Accenture also saw strong customer demand, which further supported its stock price. Not owning shares of internet retailer Amazon.com also contributed to relative returns. Although Amazon.com reported accelerated AWS and advertising growth, its stock price declined as retail sales growth slowed more than anticipated against difficult comparisons to heightened levels during the pandemic. Further, the company noted that it experienced significant labor and material cost pressure, due to inflation and global supply chain disruption, which held back its near-term profitability. The fund’s position in clinical research provider ICON(b) (Ireland) also supported relative performance.
Detractors from Performance
Security selection and an underweight position in the information technology sector weakened the fund’s relative performance over the reporting period. Here, not owning shares of computer graphics processor maker NVIDIA held back relative results. The share price of NVIDIA appreciated as the company posted strong revenue growth, driven by better-than-anticipated broad-based demand and capacity additions at its Gaming, Datacenter, and Pro Vis segments. The fund's underweight holdings of computer and personal electronics maker Apple and software giant Microsoft also held back relative performance. The fund's position in global banking and payments technology provider Fidelity National Information Services(b), and its overweight position in financial technology services company Fiserv, further weakened relative returns.
Stock selection within the consumer discretionary sector detracted from relative performance, led by the fund's overweight position in online and mobile commerce company Alibaba Group Holding (China) and sporting goods producer Adidas (Germany). Not owning shares of electric vehicle manufacturer Tesla also dampened relative performance. The share price of Tesla advanced considerably during the second half of the year, following significantly better-than-expected vehicle deliveries and the company's ability to overcome supply chain issues that affected the whole auto industry. Moreover, favorable pricing of its Model 3 and Model Y vehicles helped improve Tesla’s profitability, which also had a positive impact on its share price growth.
3

MFS Global Growth Portfolio
Management Review - continued
Stocks in other sectors that held back relative returns included the fund's overweight positions in cosmetic products manufacturer Kose (Japan) and video game maker Electronic Arts.
Respectfully,
Portfolio Manager(s)
Jeffrey Constantino and Joseph Skorski
Note to Contract Owners: Effective April 15, 2021, David Antonelli is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Global Growth Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/16/93	18.52%	19.61%	14.50%
Service Class	8/24/01	18.21%	19.31%	14.21%
Comparative benchmark(s)
MSCI All Country World Growth Index (net div) (f)	17.10%	19.92%	14.70%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI All Country World Growth Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
5

MFS Global Growth Portfolio
Performance Summary – continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Global Growth Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	1.00%	$1,000.00	$1,066.38	$5.21
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
Service Class	Actual	1.25%	$1,000.00	$1,065.10	$6.51
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Global Growth Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.6%
Alcoholic Beverages – 2.7%
Diageo PLC	19,949	$ 1,089,799
Kweichow Moutai Co. Ltd., “A”	1,900	611,139
		$1,700,938
Apparel Manufacturers – 5.8%
Adidas AG	3,842	$ 1,107,526
Burberry Group PLC	24,356	599,176
LVMH Moet Hennessy Louis Vuitton SE	1,092	903,837
NIKE, Inc., “B”	6,029	1,004,853
		$3,615,392
Brokerage & Asset Managers – 2.1%
Blackstone, Inc.	1,654	$ 214,011
Charles Schwab Corp.	12,810	1,077,321
		$1,291,332
Business Services – 9.9%
Accenture PLC, “A”	4,544	$ 1,883,715
CGI, Inc. (a)	6,776	599,151
Cognizant Technology Solutions Corp., “A”	5,934	526,464
Equifax, Inc.	2,669	781,457
Fidelity National Information Services, Inc.	6,659	726,830
Fiserv, Inc. (a)	9,729	1,009,773
Verisk Analytics, Inc., “A”	2,962	677,498
		$6,204,888
Cable TV – 1.0%
Charter Communications, Inc., “A” (a)	999	$ 651,318
Computer Software – 6.7%
Microsoft Corp.	9,837	$ 3,308,380
NAVER Corp. (a)	2,797	890,569
		$4,198,949
Computer Software - Systems – 3.5%
Apple, Inc.	10,127	$ 1,798,252
Samsung Electronics Co. Ltd.	6,330	416,941
		$2,215,193
Construction – 1.9%
Otis Worldwide Corp.	7,312	$ 636,656
Sherwin-Williams Co.	1,509	531,409
		$1,168,065
Consumer Products – 6.6%
Church & Dwight Co., Inc.	14,765	$ 1,513,412
Colgate-Palmolive Co.	6,840	583,726
Estee Lauder Cos., Inc., “A”	1,114	412,403
KOSE Corp.	7,400	839,520
Reckitt Benckiser Group PLC	8,874	761,763
		$4,110,824
8

MFS Global Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 4.2%
Amphenol Corp., “A”	13,121	$ 1,147,563
Fortive Corp.	10,474	799,061
TE Connectivity Ltd.	4,384	707,315
		$2,653,939
Electronics – 3.1%
Analog Devices, Inc.	3,224	$ 566,682
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,013	843,734
Texas Instruments, Inc.	2,868	540,532
		$1,950,948
Food & Beverages – 2.9%
McCormick & Co., Inc.	7,542	$ 728,633
Nestle S.A.	5,345	747,549
PepsiCo, Inc.	1,829	317,715
		$1,793,897
Gaming & Lodging – 0.7%
Flutter Entertainment PLC (a)	2,563	$ 407,972
General Merchandise – 2.7%
B&M European Value Retail S.A.	37,100	$ 318,374
Dollarama, Inc.	27,759	1,389,321
		$1,707,695
Health Maintenance Organizations – 0.7%
Cigna Corp.	1,939	$ 445,253
Insurance – 2.4%
Aon PLC	3,351	$ 1,007,176
Marsh & McLennan Cos., Inc.	2,723	473,312
		$1,480,488
Internet – 10.1%
Alibaba Group Holding Ltd. (a)	80,312	$ 1,224,628
Alphabet, Inc., “A” (a)	1,321	3,826,990
Tencent Holdings Ltd.	21,800	1,277,098
		$6,328,716
Leisure & Toys – 1.4%
Electronic Arts, Inc.	6,833	$ 901,273
Machinery & Tools – 1.6%
Daikin Industries Ltd.	2,600	$ 589,707
Schindler Holding AG	1,586	425,527
		$1,015,234
Medical & Health Technology & Services – 2.2%
ICON PLC (a)	4,478	$ 1,386,837
Medical Equipment – 10.5%
Abbott Laboratories	2,694	$ 379,154
Agilent Technologies, Inc.	2,498	398,806
Becton, Dickinson and Co.	2,976	748,404
9

MFS Global Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
Boston Scientific Corp. (a)	26,512	$ 1,126,230
Danaher Corp.	2,919	960,380
Medtronic PLC	4,556	471,318
STERIS PLC	2,682	652,826
Stryker Corp.	2,947	788,087
Thermo Fisher Scientific, Inc.	1,522	1,015,539
		$6,540,744
Other Banks & Diversified Financials – 6.1%
Credicorp Ltd.	3,773	$ 460,570
HDFC Bank Ltd.	46,121	917,883
Julius Baer Group Ltd.	5,085	339,808
Mastercard, Inc., “A”	1,098	394,533
Moody's Corp.	1,524	595,244
Visa, Inc., “A”	5,139	1,113,673
		$3,821,711
Pharmaceuticals – 1.3%
Roche Holding AG	1,984	$ 822,438
Printing & Publishing – 1.0%
Wolters Kluwer N.V.	5,278	$ 622,533
Railroad & Shipping – 2.4%
Canadian Pacific Railway Ltd.	20,922	$ 1,505,129
Restaurants – 0.9%
Starbucks Corp.	4,998	$ 584,616
Specialty Chemicals – 0.5%
Sika AG	750	$ 311,322
Specialty Stores – 1.9%
Ross Stores, Inc.	5,328	$ 608,884
TJX Cos., Inc.	7,475	567,502
		$1,176,386
Telecommunications - Wireless – 1.9%
American Tower Corp., REIT	4,085	$ 1,194,862
Utilities - Electric Power – 0.9%
Xcel Energy, Inc.	8,348	$ 565,160
Total Common Stocks (Identified Cost, $31,930,926)		$62,374,052
Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $263,435)	263,436	$ 263,435
Other Assets, Less Liabilities – (0.0)%		(27,108)
Net Assets – 100.0%		$62,610,379
10

MFS Global Growth Portfolio
Portfolio of Investments – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $263,435 and $62,374,052, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
11

MFS Global Growth Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $31,930,926)	$62,374,052
Investments in affiliated issuers, at value (identified cost, $263,435)	263,435
Cash	93,744
Foreign currency, at value (identified cost, $27)	27
Receivables for
Fund shares sold	6,443
Dividends	93,223
Receivable from investment adviser	2,155
Other assets	565
Total assets	$62,833,644
Liabilities
Payables for
Fund shares reacquired	$133,013
Payable to affiliates
Administrative services fee	105
Shareholder servicing costs	24
Distribution and/or service fees	97
Payable for independent Trustees' compensation	45
Deferred country tax expense payable	31,340
Accrued expenses and other liabilities	58,641
Total liabilities	$223,265
Net assets	$62,610,379
Net assets consist of
Paid-in capital	$26,455,350
Total distributable earnings (loss)	36,155,029
Net assets	$62,610,379
Shares of beneficial interest outstanding	1,907,412
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$55,500,860	1,689,773	$32.85
Service Class	7,109,519	217,639	32.67
See Notes to Financial Statements
12

MFS Global Growth Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$734,865
Other	1,973
Dividends from affiliated issuers	269
Income on securities loaned	6
Foreign taxes withheld	(34,090)
Total investment income	$703,023
Expenses
Management fee	$542,136
Distribution and/or service fees	13,422
Shareholder servicing costs	3,865
Administrative services fee	18,828
Independent Trustees' compensation	3,137
Custodian fee	13,661
Shareholder communications	5,414
Audit and tax fees	80,077
Legal fees	377
Miscellaneous	22,703
Total expenses	$703,620
Reduction of expenses by investment adviser	(87,655)
Net expenses	$615,965
Net investment income (loss)	$87,058
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $2,131 country tax)	$5,888,530
Foreign currency	(2,548)
Net realized gain (loss)	$5,885,982
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $5,580 decrease in deferred country tax)	$4,183,054
Translation of assets and liabilities in foreign currencies	(3,290)
Net unrealized gain (loss)	$4,179,764
Net realized and unrealized gain (loss)	$10,065,746
Change in net assets from operations	$10,152,804
See Notes to Financial Statements
13

MFS Global Growth Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$87,058	$43,748
Net realized gain (loss)	5,885,982	6,924,262
Net unrealized gain (loss)	4,179,764	2,933,827
Change in net assets from operations	$10,152,804	$9,901,837
Total distributions to shareholders	$(7,022,050)	$(5,057,056)
Change in net assets from fund share transactions	$2,938,411	$(1,323,240)
Total change in net assets	$6,069,165	$3,521,541
Net assets
At beginning of period	56,541,214	53,019,673
At end of period	$62,610,379	$56,541,214
See Notes to Financial Statements
14

MFS Global Growth Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$31.23	$28.60	$23.72	$26.53	$21.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.03	$0.14	$0.15	$0.13
Net realized and unrealized gain (loss)	5.57	5.57	8.00	(1.23)	6.51
Total from investment operations	$5.63	$5.60	$8.14	$(1.08)	$6.64
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.14)	$(0.16)	$(0.14)	$(0.27)
From net realized gain	(3.98)	(2.83)	(3.10)	(1.59)	(0.84)
Total distributions declared to shareholders	$(4.01)	$(2.97)	$(3.26)	$(1.73)	$(1.11)
Net asset value, end of period (x)	$32.85	$31.23	$28.60	$23.72	$26.53
Total return (%) (k)(r)(s)(x)	18.52	20.76	36.01	(4.83)	32.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.15	1.21	1.21	1.17	1.17
Expenses after expense reductions	1.00	1.00	1.00	1.00	1.00
Net investment income (loss)	0.17	0.10	0.53	0.56	0.55
Portfolio turnover	19	34	22	22	21
Net assets at end of period (000 omitted)	$55,501	$53,591	$50,911	$43,919	$54,886
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$31.13	$28.52	$23.65	$26.44	$20.94
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$0.07	$0.09	$0.07
Net realized and unrealized gain (loss)	5.55	5.56	7.98	(1.24)	6.48
Total from investment operations	$5.52	$5.52	$8.05	$(1.15)	$6.55
Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$(0.08)	$(0.05)	$(0.21)
From net realized gain	(3.98)	(2.83)	(3.10)	(1.59)	(0.84)
Total distributions declared to shareholders	$(3.98)	$(2.91)	$(3.18)	$(1.64)	$(1.05)
Net asset value, end of period (x)	$32.67	$31.13	$28.52	$23.65	$26.44
Total return (%) (k)(r)(s)(x)	18.21	20.49	35.66	(5.06)	31.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.39	1.46	1.46	1.42	1.42
Expenses after expense reductions	1.25	1.25	1.25	1.25	1.25
Net investment income (loss)	(0.10)	(0.16)	0.26	0.34	0.31
Portfolio turnover	19	34	22	22	21
Net assets at end of period (000 omitted)	$7,110	$2,950	$2,109	$1,754	$2,530

See Notes to Financial Statements
15

MFS Global Growth Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Global Growth Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser
17

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$40,964,201	$—	$—	$40,964,201
Canada	3,493,601	—	—	3,493,601
China	3,112,865	—	—	3,112,865
United Kingdom	2,769,112	—	—	2,769,112
Switzerland	747,549	1,899,095	—	2,646,644
Ireland	1,794,809	—	—	1,794,809
Japan	1,429,227	—	—	1,429,227
South Korea	1,307,510	—	—	1,307,510
Germany	1,107,526	—	—	1,107,526
Other Countries	3,748,557	—	—	3,748,557
Mutual Funds	263,435	—	—	263,435
Total	$60,738,392	$1,899,095	$—	$62,637,487
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by
18

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$274,048	$556,052
Long-term capital gains	6,748,002	4,501,004
Total distributions	$7,022,050	$5,057,056
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$32,357,346
Gross appreciation	30,701,080
Gross depreciation	(420,939)
Net unrealized appreciation (depreciation)	$30,280,141
Undistributed ordinary income	700,135
Undistributed long-term capital gain	5,173,575
Other temporary differences	1,178
Total distributable earnings (loss)	$36,155,029
19

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$6,286,826	$4,835,637
Service Class	735,224	221,419
Total	$7,022,050	$5,057,056
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $7,647, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $80,008, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $3,681, which equated to 0.0061% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $184.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0313% of the fund's average daily net assets.
20

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $26,247 and $7,076, respectively. The sales transactions resulted in net realized gains (losses) of $(145).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $1,956, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $11,506,919 and $15,255,968, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	45,404	$1,488,071	63,657	$1,741,046
Service Class	112,594	3,745,462	22,786	663,768
	157,998	$5,233,533	86,443	$2,404,814
Shares issued to shareholders in reinvestment of distributions
Initial Class	198,762	$6,286,826	172,148	$4,835,637
Service Class	23,348	735,224	7,902	221,419
	222,110	$7,022,050	180,050	$5,057,056
Shares reacquired
Initial Class	(270,459)	$(8,881,980)	(299,956)	$(8,508,716)
Service Class	(13,091)	(435,192)	(9,827)	(276,394)
	(283,550)	$(9,317,172)	(309,783)	$(8,785,110)
Net change
Initial Class	(26,293)	$(1,107,083)	(64,151)	$(1,932,033)
Service Class	122,851	4,045,494	20,861	608,793
	96,558	$2,938,411	(43,290)	$(1,323,240)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established
21

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $193 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$461,131	$10,373,300	$10,570,996	$—	$—	$263,435
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$269	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
22

MFS Global Growth Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Growth Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Global Growth Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS Global Growth Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
25

MFS Global Growth Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jeffrey Constantino Joseph Skorski
26

MFS Global Growth Portfolio
Board Review of Investment Advisory Agreement
MFS Global Growth Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
27

MFS Global Growth Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
28

MFS Global Growth Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
29

MFS Global Growth Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $7,423,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 98.60% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report
December 31, 2021
MFS®  Global Research Portfolio
MFS® Variable Insurance Trust II
RES-ANN

MFS® Global Research Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Global Research Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	5.0%
Alphabet, Inc., “A”	3.2%
Amazon.com, Inc.	2.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.8%
Apple, Inc.	1.7%
Aon PLC	1.5%
Visa, Inc., “A”	1.5%
Roche Holding AG	1.5%
salesforce.com, inc.	1.5%
Adobe Systems, Inc.	1.5%
Global equity sectors (k)
Technology	28.7%
Capital Goods	17.0%
Financial Services	16.2%
Health Care	11.5%
Consumer Cyclicals	11.4%
Energy	6.3%
Consumer Staples	5.7%
Telecommunications/Cable Television	2.8%
Issuer country weightings (x)
United States	63.2%
Switzerland	4.7%
France	4.3%
China	3.6%
United Kingdom	3.0%
Japan	3.0%
Germany	2.5%
Hong Kong	2.0%
Canada	2.0%
Other Countries	11.7%
Currency exposure weightings (y)
United States Dollar	65.1%
Euro	11.0%
Hong Kong Dollar	4.7%
Swiss Franc	4.7%
British Pound Sterling	3.5%
Japanese Yen	3.0%
Taiwan Dollar	1.8%
Canadian Dollar	1.4%
Australian Dollar	1.2%
Other Currencies	3.6%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Global Research Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Global Research Portfolio (fund) provided a total return of 18.51%, while Service Class shares of the fund provided a total return of 18.20%. These compare with a return of 18.54% over the same period for the fund’s benchmark, the MSCI All Country World Index (net div).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Stock selection in the energy sector weakened performance relative to the MSCI All Country World Index, led by the fund's overweight position in renewable energy solutions provider Orsted (Denmark). The stock price of Orsted declined as the company’s financial results came in below market expectations, primarily driven by provisions for cabling issues.
Security selection within the financial services sector also held back relative performance. Here, the fund's overweight positions in insurance company AIA Group (Hong Kong) and real estate company LEG Immobilien (Germany) dampened relative results. Although AIA Group reported in-line financial results, its stock price declined on a slowdown in insurance sales in China and COVID-19 related disruptions.
Elsewhere, not holding shares of computer graphics processor maker NVIDIA and electric vehicle manufacturer Tesla weakened relative performance. The stock price of NVIDIA climbed as the company reported strong revenue growth, driven by better-than-anticipated broad-based demand and capacity additions at its Gaming, Datacenter, and Pro Vis segments. The fund's overweight holdings of electronic payment services company Global Payments, internet-based, multiple services company Tencent Holdings (China), global banking and payments technology provider Fidelity National Information Services and online betting and gaming operator Flutter Entertainment (Ireland) also held back relative results. An underweight position in computer and personal electronics maker Apple further weakened relative results. The share price of Apple rose over the reporting period as investors appeared to have reacted favorably to the company's earnings, which were in line with expectations. Notably, growth in China came in ahead of estimates, and services revenue was strong, which helped offset Apple’s weaker-than-expected iPhone sales constrained by supply chain disruptions.
Contributors to Performance
Security selection in the capital goods sector contributed to the fund’s relative performance. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors during the period.
Security selection within the technology sector also lifted relative performance, led by the fund’s avoidance of weak-performing online and mobile commerce company Alibaba Group Holding (China). The stock price of Alibaba Group Holding declined as the company delivered weaker-than-expected financial results. Core growth in the company's online shopping platform Taobao was softer than already-lowered expectations, due to decreased market share, and losses in its investment areas were materially greater than anticipated. The fund's overweight holdings of software giant Microsoft, semiconductor chips and electronics engineering solutions provider Applied Materials and software engineering solutions and technology services provider EPAM Systems(h) also contributed to relative results. The stock price of Microsoft rose as the company posted earnings results that topped investor
3

MFS Global Research Portfolio
Management Review - continued
estimates, mainly driven by robust revenue in the MS Azure Cloud Services division. Microsoft’s stock price was further supported by revenue guidance that was ahead of consensus, primarily due to accelerated digital transformation investments combined with the company's increasingly competitive offerings in cloud, communication and security.
Stocks in other sectors that benefited the fund's relative returns included its overweight positions in financial services provider Charles Schwab, risk management and human capital consulting services provider Aon, financial services firm Goldman Sachs Group, oil and gas company ConocoPhillips and healthcare equipment manufacturer Danaher. The fund's holdings of clinical research provider ICON(b) (Ireland) also supported relative results. The stock price of ICON advanced following the company's acquisition of PRA Health Sciences, which gave the combined company the second largest scale in the industry, leading to a broader service offering with a larger geographic footprint.
Respectfully,
Portfolio Manager(s)
Akira Fuse and James Keating
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Global Research Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	18.51%	15.83%	12.45%
Service Class	8/24/01	18.20%	15.53%	12.18%
Comparative benchmark(s)
MSCI All Country World Index (net div) (f)	18.54%	14.40%	11.85%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI All Country World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
5

MFS Global Research Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Global Research Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.85%	$1,000.00	$1,062.02	$4.42
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,060.68	$5.71
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Global Research Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.6%
Aerospace & Defense – 2.9%
Honeywell International, Inc.	4,607	$ 960,606
Howmet Aerospace, Inc.	10,388	330,650
L3Harris Technologies, Inc.	2,169	462,517
Northrop Grumman Corp.	1,238	479,193
Raytheon Technologies Corp.	7,384	635,467
		$2,868,433
Alcoholic Beverages – 1.8%
China Resources Beer Holdings Co. Ltd.	40,000	$ 327,539
Constellation Brands, Inc., “A”	1,947	488,638
Diageo PLC	13,473	736,020
Kweichow Moutai Co. Ltd., “A”	900	289,487
		$1,841,684
Apparel Manufacturers – 3.0%
Adidas AG	2,631	$ 758,433
Burberry Group PLC	16,095	395,949
LVMH Moet Hennessy Louis Vuitton SE	1,285	1,063,581
NIKE, Inc., “B”	4,635	772,516
		$2,990,479
Biotechnology – 0.4%
Illumina, Inc. (a)	1,022	$ 388,810
Brokerage & Asset Managers – 2.4%
Charles Schwab Corp.	16,951	$ 1,425,579
Euronext N.V.	9,269	962,939
		$2,388,518
Business Services – 3.9%
Accenture PLC, “A”	3,163	$ 1,311,222
Cognizant Technology Solutions Corp., “A”	6,055	537,199
Fidelity National Information Services, Inc.	6,404	698,996
Fiserv, Inc. (a)	8,139	844,747
Global Payments, Inc.	3,576	483,404
		$3,875,568
Computer Software – 11.0%
Adobe Systems, Inc. (a)	2,581	$ 1,463,582
Atlassian Corp. PLC, “A” (a)	1,659	632,560
Cadence Design Systems, Inc. (a)	5,486	1,022,316
Microsoft Corp. (s)	15,016	5,050,181
NAVER Corp. (a)	2,654	845,038
NetEase.com, Inc., ADR	5,524	562,233
salesforce.com, inc. (a)	5,833	1,482,340
		$11,058,250
Computer Software - Systems – 3.6%
Apple, Inc. (s)	9,877	$ 1,753,859
Constellation Software, Inc.	556	1,031,581
Hitachi Ltd.	6,200	335,791
NICE Systems Ltd., ADR (a)	1,744	529,478
		$3,650,709
8

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 2.7%
Masco Corp.	7,312	$ 513,449
Otis Worldwide Corp.	6,437	560,470
Sherwin-Williams Co.	1,807	636,353
Techtronic Industries Co. Ltd.	24,000	477,688
Vulcan Materials Co.	2,707	561,919
		$2,749,879
Consumer Products – 1.0%
Colgate-Palmolive Co.	4,619	$ 394,185
Kao Corp.	5,300	277,325
Reckitt Benckiser Group PLC	4,355	373,843
		$1,045,353
Electrical Equipment – 2.8%
Johnson Controls International PLC	9,976	$ 811,149
Schneider Electric SE	5,951	1,168,453
TE Connectivity Ltd.	3,619	583,889
Vertiv Holdings Co.	11,430	285,407
		$2,848,898
Electronics – 4.2%
Applied Materials, Inc.	5,335	$ 839,516
Lam Research Corp.	672	483,269
NXP Semiconductors N.V.	5,034	1,146,644
Taiwan Semiconductor Manufacturing Co. Ltd.	81,000	1,800,520
		$4,269,949
Energy - Independent – 1.5%
ConocoPhillips	12,208	$ 881,174
Santos Ltd.	43,669	200,477
Valero Energy Corp.	5,821	437,215
		$1,518,866
Energy - Integrated – 1.0%
Capricorn Energy PLC	132,322	$ 337,254
Galp Energia SGPS S.A., “B”	73,593	713,853
		$1,051,107
Food & Beverages – 2.3%
Mondelez International, Inc.	8,855	$ 587,175
Nestle S.A.	7,238	1,012,304
PepsiCo, Inc.	3,913	679,727
		$2,279,206
Gaming & Lodging – 0.7%
Flutter Entertainment PLC (a)	3,297	$ 524,808
Whitbread PLC (a)	5,598	226,937
		$751,745
General Merchandise – 0.8%
Dollar General Corp.	3,392	$ 799,935
Health Maintenance Organizations – 0.9%
Cigna Corp.	4,037	$ 927,016
9

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 3.5%
AIA Group Ltd.	104,000	$ 1,048,329
Aon PLC	5,199	1,562,612
Chubb Ltd.	4,619	892,899
		$3,503,840
Internet – 5.4%
Alphabet, Inc., “A” (a)(s)	1,113	$ 3,224,405
Meta Platforms, Inc., “A” (a)	2,638	887,291
Tencent Holdings Ltd.	21,800	1,277,099
		$5,388,795
Leisure & Toys – 0.9%
Electronic Arts, Inc.	4,587	$ 605,025
Prosus N.V.	3,926	328,661
		$933,686
Machinery & Tools – 3.6%
GEA Group AG	8,571	$ 469,266
Ingersoll Rand, Inc.	14,924	923,348
Kubota Corp.	21,500	477,269
Roper Technologies, Inc.	1,708	840,097
Schindler Holding AG	1,456	390,647
SMC Corp.	800	539,616
		$3,640,243
Major Banks – 2.6%
BNP Paribas	16,741	$ 1,158,253
Goldman Sachs Group, Inc.	2,543	972,825
Mitsubishi UFJ Financial Group, Inc.	88,300	479,689
		$2,610,767
Medical & Health Technology & Services – 1.2%
ICON PLC (a)	3,867	$ 1,197,610
Medical Equipment – 4.4%
Becton, Dickinson and Co.	2,591	$ 651,585
Boston Scientific Corp. (a)(s)	23,550	1,000,404
Danaher Corp.	2,083	685,328
Medtronic PLC	7,545	780,530
QIAGEN N.V. (a)	8,674	482,101
Thermo Fisher Scientific, Inc.	1,232	822,039
		$4,421,987
Natural Gas - Distribution – 0.5%
China Resources Gas Group Ltd.	94,000	$ 531,026
Natural Gas - Pipeline – 0.4%
TC Energy Corp.	8,320	$ 386,945
Network & Telecom – 0.7%
Equinix, Inc., REIT	812	$ 686,822
10

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 6.4%
HDFC Bank Ltd.	56,257	$ 1,119,606
Julius Baer Group Ltd.	17,860	1,193,505
Macquarie Group Ltd.	6,483	968,811
Moody's Corp.	1,366	533,532
Truist Financial Corp.	18,339	1,073,748
Visa, Inc., “A”	7,098	1,538,208
		$6,427,410
Pharmaceuticals – 4.6%
Johnson & Johnson	5,777	$ 988,271
Merck & Co., Inc.	10,448	800,735
Roche Holding AG	3,620	1,500,618
Santen Pharmaceutical Co. Ltd.	38,200	467,247
Zoetis, Inc.	3,666	894,614
		$4,651,485
Printing & Publishing – 0.7%
Wolters Kluwer N.V.	6,219	$ 733,522
Railroad & Shipping – 0.6%
Canadian Pacific Railway Ltd.	8,055	$ 579,477
Real Estate – 1.3%
LEG Immobilien SE	5,952	$ 831,458
STORE Capital Corp., REIT	15,178	522,123
		$1,353,581
Restaurants – 1.5%
Starbucks Corp.	3,633	$ 424,952
Wendy's Co.	18,552	442,465
Yum China Holdings, Inc.	12,080	602,068
		$1,469,485
Specialty Chemicals – 4.4%
Air Products & Chemicals, Inc.	1,659	$ 504,767
Akzo Nobel N.V.	3,883	426,607
Axalta Coating Systems Ltd. (a)	15,506	513,559
Croda International PLC	5,183	709,964
DuPont de Nemours, Inc.	8,890	718,134
Linde PLC	2,846	991,492
Sika AG	1,456	604,379
		$4,468,902
Specialty Stores – 3.8%
Amazon.com, Inc. (a)(s)	842	$ 2,807,514
Home Depot, Inc.	2,372	984,404
		$3,791,918
Telecommunications - Wireless – 2.4%
Advanced Info Service Public Co. Ltd.	66,700	$ 459,243
Cellnex Telecom S.A.	7,728	448,688
KDDI Corp.	15,000	438,407
Liberty Broadband Corp. (a)	3,437	553,701
11

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telecommunications - Wireless – continued
T-Mobile US, Inc. (a)	4,052	$ 469,951
		$2,369,990
Telephone Services – 0.4%
Hellenic Telecommunications Organization S.A.	21,518	$ 398,219
Tobacco – 0.6%
British American Tobacco PLC	7,167	$ 265,174
Philip Morris International, Inc.	3,205	304,475
		$569,649
Utilities - Electric Power – 2.8%
CLP Holdings Ltd.	50,500	$ 510,016
Iberdrola S.A.	51,572	604,345
NextEra Energy, Inc.	7,201	672,285
Orsted A/S	3,328	427,364
Southern Co.	8,926	612,145
		$2,826,155
Total Common Stocks (Identified Cost, $60,866,634)		$ 100,245,919
Investment Companies (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $496,235)	496,235	$ 496,235
Other Assets, Less Liabilities – (0.1)%		(71,695)
Net Assets – 100.0%		$ 100,670,459
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $496,235 and $100,245,919, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At December 31, 2021, the fund had cash collateral of $2,587 and other liquid securities with an aggregate value of $575,498 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
12

MFS Global Research Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $60,866,634)	$100,245,919
Investments in affiliated issuers, at value (identified cost, $496,235)	496,235
Deposits with brokers	2,587
Receivables for
Dividends	157,870
Receivable from investment adviser	3,673
Other assets	733
Total assets	$100,907,017
Liabilities
Payables for
Fund shares reacquired	$117,643
Payable to affiliates
Administrative services fee	133
Shareholder servicing costs	16
Distribution and/or service fees	110
Payable for independent Trustees' compensation	74
Deferred country tax expense payable	48,636
Accrued expenses and other liabilities	69,946
Total liabilities	$236,558
Net assets	$100,670,459
Net assets consist of
Paid-in capital	$53,871,965
Total distributable earnings (loss)	46,798,494
Net assets	$100,670,459
Shares of beneficial interest outstanding	2,648,187
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$92,642,347	2,435,925	$38.03
Service Class	8,028,112	212,262	37.82
See Notes to Financial Statements
13

MFS Global Research Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$1,393,502
Income on securities loaned	803
Dividends from affiliated issuers	299
Other	29
Foreign taxes withheld	(66,191)
Total investment income	$1,328,442
Expenses
Management fee	$745,982
Distribution and/or service fees	19,526
Shareholder servicing costs	2,371
Administrative services fee	23,904
Independent Trustees' compensation	3,693
Custodian fee	27,241
Shareholder communications	11,098
Audit and tax fees	62,868
Legal fees	977
Miscellaneous	27,599
Total expenses	$925,259
Reduction of expenses by investment adviser	(59,958)
Net expenses	$865,301
Net investment income (loss)	$463,141
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $4,577 country tax)	$7,026,361
Foreign currency	(3,710)
Net realized gain (loss)	$7,022,651
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $9,991 increase in deferred country tax)	$9,330,533
Translation of assets and liabilities in foreign currencies	(3,367)
Net unrealized gain (loss)	$9,327,166
Net realized and unrealized gain (loss)	$16,349,817
Change in net assets from operations	$16,812,958
See Notes to Financial Statements
14

MFS Global Research Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$463,141	$584,760
Net realized gain (loss)	7,022,651	7,007,762
Net unrealized gain (loss)	9,327,166	6,103,129
Change in net assets from operations	$16,812,958	$13,695,651
Total distributions to shareholders	$(7,696,062)	$(6,967,015)
Change in net assets from fund share transactions	$(4,826,833)	$(3,519,648)
Total change in net assets	$4,290,063	$3,208,988
Net assets
At beginning of period	96,380,396	93,171,408
At end of period	$100,670,459	$96,380,396
See Notes to Financial Statements
15

MFS Global Research Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$34.70	$32.19	$27.00	$31.74	$25.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.22	$0.40	$0.32	$0.28
Net realized and unrealized gain (loss)	6.17	4.87	7.88	(2.82)	6.24
Total from investment operations	$6.35	$5.09	$8.28	$(2.50)	$6.52
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.42)	$(0.34)	$(0.33)	$(0.47)
From net realized gain	(2.80)	(2.16)	(2.75)	(1.91)	—
Total distributions declared to shareholders	$(3.02)	$(2.58)	$(3.09)	$(2.24)	$(0.47)
Net asset value, end of period (x)	$38.03	$34.70	$32.19	$27.00	$31.74
Total return (%) (k)(r)(s)(x)	18.51	16.49	31.96	(8.83)	25.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.91	0.95	0.94	0.93	0.92
Expenses after expense reductions	0.85	0.85	0.85	0.88	0.92
Net investment income (loss)	0.49	0.69	1.29	1.01	0.97
Portfolio turnover	15	32	27	22	33
Net assets at end of period (000 omitted)	$92,642	$88,676	$87,138	$77,345	$98,434
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$34.54	$32.06	$26.89	$31.61	$25.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.13	$0.32	$0.24	$0.21
Net realized and unrealized gain (loss)	6.13	4.87	7.85	(2.82)	6.20
Total from investment operations	$6.22	$5.00	$8.17	$(2.58)	$6.41
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.36)	$(0.25)	$(0.23)	$(0.39)
From net realized gain	(2.80)	(2.16)	(2.75)	(1.91)	—
Total distributions declared to shareholders	$(2.94)	$(2.52)	$(3.00)	$(2.14)	$(0.39)
Net asset value, end of period (x)	$37.82	$34.54	$32.06	$26.89	$31.61
Total return (%) (k)(r)(s)(x)	18.20	16.24	31.62	(9.06)	25.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.16	1.21	1.19	1.18	1.17
Expenses after expense reductions	1.10	1.10	1.10	1.13	1.17
Net investment income (loss)	0.24	0.40	1.06	0.76	0.73
Portfolio turnover	15	32	27	22	33
Net assets at end of period (000 omitted)	$8,028	$7,705	$6,034	$5,519	$7,312

See Notes to Financial Statements
16

MFS Global Research Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Global Research Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Research Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an
18

MFS Global Research Portfolio
Notes to Financial Statements  - continued
investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$63,239,159	$—	$—	$63,239,159
Switzerland	1,012,304	3,689,149	—	4,701,453
France	4,353,226	—	—	4,353,226
China	3,589,452	—	—	3,589,452
United Kingdom	3,045,141	—	—	3,045,141
Japan	3,015,344	—	—	3,015,344
Germany	2,541,258	—	—	2,541,258
Hong Kong	2,036,033	—	—	2,036,033
Canada	1,998,003	—	—	1,998,003
Other Countries	9,787,210	1,939,640	—	11,726,850
Mutual Funds	496,235	—	—	496,235
Total	$95,113,365	$5,628,789	$—	$100,742,154
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
19

MFS Global Research Portfolio
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$1,290,016	$1,126,006
Long-term capital gains	6,406,046	5,841,009
Total distributions	$7,696,062	$6,967,015
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$61,460,890
Gross appreciation	40,354,608
Gross depreciation	(1,073,344)
Net unrealized appreciation (depreciation)	$39,281,264
Undistributed ordinary income	1,609,256
Undistributed long-term capital gain	5,905,169
Other temporary differences	2,805
Total distributable earnings (loss)	$46,798,494
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
20

MFS Global Research Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$7,108,197	$6,392,513
Service Class	587,865	574,502
Total	$7,696,062	$6,967,015
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $300 million	0.75%
In excess of $300 million	0.675%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $12,610, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $47,348, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $2,246, which equated to 0.0023% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $125.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0240% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
21

MFS Global Research Portfolio
Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $14,782,637 and $26,718,280, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	32,311	$1,189,874	26,914	$846,212
Service Class	3,188	114,787	83,361	2,590,298
	35,499	$1,304,661	110,275	$3,436,510
Shares issued to shareholders in reinvestment of distributions
Initial Class	191,286	$7,108,197	199,517	$6,392,513
Service Class	15,897	587,865	17,998	574,502
	207,183	$7,696,062	217,515	$6,967,015
Shares reacquired
Initial Class	(343,195)	$(12,731,621)	(378,252)	$(11,870,001)
Service Class	(29,917)	(1,095,935)	(66,439)	(2,053,172)
	(373,112)	$(13,827,556)	(444,691)	$(13,923,173)
Net change
Initial Class	(119,598)	$(4,433,550)	(151,821)	$(4,631,276)
Service Class	(10,832)	(393,283)	34,920	1,111,628
	(130,430)	$(4,826,833)	(116,901)	$(3,519,648)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $304 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$365,105	$14,039,702	$13,908,572	$—	$—	$496,235

22

MFS Global Research Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$299	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
23

MFS Global Research Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Research Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Research Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
24

MFS Global Research Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS Global Research Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
26

MFS Global Research Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Akira Fuse James Keating
27

MFS Global Research Portfolio
Board Review of Investment Advisory Agreement
MFS Global Research Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2020, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s five-year performance as compared to its
28

MFS Global Research Portfolio
Board Review of Investment Advisory Agreement - continued
Broadridge performance universe improved for the period ended December 31, 2020, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
29

MFS Global Research Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $7,047,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 42.22% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report
December 31, 2021
MFS®  Global Tactical
Allocation Portfolio
MFS® Variable Insurance Trust II
WTS-ANN

MFS® Global Tactical Allocation Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Global Tactical Allocation Portfolio
Portfolio Composition
Portfolio structure
		Tactical Overlay (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	12.8%	24.4%	(6.7)%	30.5%
	Emerging Markets	14.2%	0.0%	0.0%	14.2%
	Asia/Pacific ex-Japan	1.8%	10.0%	0.0%	11.8%
	Europe ex-U.K.	12.8%	0.0%	(5.2)%	7.6%
	Supranational	2.3%	0.0%	0.0%	2.3%
	North America ex-U.S.	(0.2)%	1.7%	0.0%	1.5%
	Japan	3.9%	0.0%	(3.3)%	0.6%
	Developed - Middle East/Africa	0.1%	0.0%	0.0%	0.1%
	United Kingdom	4.4%	0.0%	(6.6)%	(2.2)%
	Total	52.1%	36.1%	(21.8)%	66.4%
Equity	Europe ex-U.K.	7.4%	8.4%	(3.8)%	12.0%
	U.S. Large Cap	14.6%	0.0%	(5.7)%	8.9%
	United Kingdom	2.7%	2.7%	0.0%	5.4%
	Japan	2.2%	0.5%	0.0%	2.7%
	North America ex-U.S.	1.2%	0.9%	0.0%	2.1%
	U.S. Small/Mid Cap	4.7%	0.0%	(2.7)%	2.0%
	Emerging Markets	2.6%	6.1%	(8.5)%	0.2%
	Asia/Pacific ex-Japan	0.6%	1.1%	(4.0)%	(2.3)%
	Total	36.0%	19.7%	(24.7)%	31.0%
Real Estate-related	U.S.	1.0%	0.0%	0.0%	1.0%
	Non-U.S.	0.1%	0.0%	0.0%	0.1%
	Total	1.1%	0.0%	0.0%	1.1%
Cash	Cash & Cash Equivalents (d)				2.1%
	Other (e)				(0.6)%
	Total				1.5%
	Total Net Exposure Summary				100.0%
Strategic Allocation Targets & Net
Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	35%	0 to 70%
Fixed Income, Cash and Cash Equivalents	65%	30 to 100%
Top ten holdings (c)
USD Interest Rate Swap, Receive 0.29% - SEP 2023	13.1%
USD Interest Rate Swap, Receive 0.79% - SEP 2026	11.3%
Australian Bond 10 yr Future - MAR 2022	10.0%
Euro-Bobl 5 yr Future - MAR 2022	4.2%
OMX Index Future - JAN 2022	3.9%
S&P/ASX 200 Index Future - MAR 2022	(4.0)%
U.S. Treasury Note 5 yr Future - MAR 2022	(4.0)%
Long Gilt 10 yr Future - MAR 2022	(4.5)%
S&P 500 E-Mini Index Future - MAR 2022	(5.7)%
Euro-Bund 10 yr Future - MAR 2022	(9.9)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.

MFS Global Tactical Allocation Portfolio
Portfolio Composition - continued
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.
Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.

MFS Global Tactical Allocation Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Global Tactical Allocation Portfolio (fund) provided a total return of 2.79%, while Service Class shares of the fund provided a total return of 2.58%. These compare with a return of -4.71% over the same period for the fund’s benchmark, the Bloomberg Global Aggregate Index. The fund’s other benchmarks, the MSCI World Index (net div) and the MFS Global Tactical Allocation Blended Index (Blended Index), generated total returns of 21.82% and 5.94%, respectively. The Blended Index reflects the blended returns of equity and fixed income indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives include futures, forward contracts, options and swaps.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Within the equity portion of the fund, stock selection and, to a lesser extent, an underweight position in the information technology sector held back performance relative to the MSCI World Index. Within this sector, the fund’s underweight position in software giant Microsoft, not owning shares of computer graphics processor maker NVIDIA and computer and personal electronics maker Apple, and holdings of microchip and electronics manufacturer Samsung Electronics(b) (South Korea) weakened relative results.
The combination of an overweight position and stock selection in the consumer staples sector also hindered relative returns, led by the fund's overweight position in chemical products company Henkel (Germany).
Stock selection in the communication services sector further dampened relative performance. Within this sector, not owning shares of technology company Alphabet, and the fund’s overweight position in telecommunications company KDDI (Japan), detracted from relative results.
Elsewhere, not owing shares of strong-performing electric vehicle manufacturer Tesla, the fund's exposure to Standard & Poor's 500 Index Put Options, and its overweight position in security services provider SECOM (Japan) also held back relative returns.
Within the fixed income portion of the fund, currency positioning weakened performance relative to the Bloomberg Global Aggregate Index. The fund's greater exposure to the Japanese yen, Brazilian real and Chilean peso weighed on relative returns. Yield curve(y) positioning, particularly along the United Kingdom and euro curves, further weakened relative returns. The fund’s out-of-benchmark exposure to the US 10-year Interest Rate Swaption was another detractor from relative performance.
Within the fund’s tactical overlay, a short exposure to the equity markets of India and the Netherlands, and long exposures to the Hong Kong and Japan equity markets, via equity index futures, hurt relative performance. From a currency perspective, the fund's long exposures to both the Norwegian krone and Swedish krone weighed on relative returns.

MFS Global Tactical Allocation Portfolio
Management Review - continued
Contributors to Performance
Within the equity portion of the fund, stock selection in the industrials sector contributed to performance relative to the MSCI World Index, led by the fund's overweight positions in diversified industrial manufacturer Eaton (Ireland), building controls and systems supplier Johnson Controls International and electrical distribution equipment manufacturer Schneider Electric (France).
Security selection and, to a lesser extent, the fund’s overweight position in the financials sector also supported relative returns, driven by the fund’s overweight positions in financial services provider Charles Schwab, risk management and human capital consulting services provider Aon and financial services firm Goldman Sachs Group.
Stock selection and an underweight position in the consumer discretionary sector further aided the fund’s relative performance. Here, not owning shares of internet retailer Amazon.com, and an overweight position in luxury goods company Richemont (Switzerland), bolstered relative results.
Elsewhere, not owning diversified entertainment company Walt Disney and digital payment technology developer PayPal further helped relative returns.
Within the fixed income portion of the fund, a shorter duration(d) stance to the US dollar yield curve supported performance relative to the Bloomberg Global Aggregate Index as interest rates in the US generally rose during the reporting period. From a sector perspective, the fund’s overweight exposures to both the industrials and financial institutions sectors, coupled with strong security selection within both sectors, contributed to relative results. A lesser exposure to the treasury sector also supported relative returns. From a credit quality perspective, the fund's overweight exposure to “BBB” rated(r) bonds, combined with favorable security selection within this credit quality segment, aided relative performance. Positive security selection within “AAA” rated credit quality segments further benefited the fund's relative returns.
Within the fund’s tactical overlay, the fund’s long exposure to Mexican and Turkish equity markets, and short exposure to Australian equity markets, via equity index futures, contributed to relative performance. The fund's short exposure to the fixed income markets of the United Kingdom also helped. From a currency perspective, the fund's short exposure to the euro benefited the fund’s relative returns.
Respectfully,
Portfolio Manager(s)
Pilar Gomez-Bravo, Steven Gorham, Andy Li, Johnathan Munko, Vipin Narula, Benjamin Nastou, Henry Peabody, Jonathan Sage, Natalie Shapiro, Erich Shigley, Robert Spector, and Erik Weisman
Note to Contract Owners: Effective January 1, 2021, Johnathan Munko was added as a Portfolio Manager of the fund. Effective June 30, 2021, Robert Persons is no longer a Portfolio Manager of the fund. Effective November 1, 2021, Erich Shigley was added as a Portfolio Manager of the fund. Effective January 3, 2022, David Shindler was added as a Portfolio Manager of the fund. Effective September 30, 2022, Vipin Narula will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Global Tactical Allocation Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	2.79%	5.78%	5.53%
Service Class	8/24/01	2.58%	5.52%	5.27%
Comparative benchmark(s)
Bloomberg Global Aggregate Index (f)	(4.71)%	3.36%	1.77%
MFS Global Tactical Allocation Blended Index (f)(w)	5.94%	7.60%	6.65%
Bloomberg Global Aggregate Index (USD Hedged) (f)	(1.39)%	3.39%	3.49%
MSCI World Index (net div) (f)	21.82%	15.03%	12.70%
(f)	Source: FactSet Research Systems Inc.
(w)	As of December 31, 2021, the MFS Global Tactical Allocation Blended Index (a custom index) was comprised of 35% MSCI World Index (net div), 54% Bloomberg Global Aggregate Index (USD Hedged), and 11% Bloomberg Global Aggregate Index.
Benchmark Definition(s)
Bloomberg Global Aggregate Index(a) – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.
Bloomberg Global Aggregate Index(a) (USD Hedged) – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MFS Global Tactical Allocation Portfolio
Performance Summary – continued
MSCI World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Global Tactical Allocation Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.77%	$1,000.00	$1,000.01	$3.88
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
Service Class	Actual	1.02%	$1,000.00	$999.37	$5.14
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.01% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

MFS Global Tactical Allocation Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 61.4%
Aerospace & Defense – 0.1%
Lockheed Martin Corp., 2.8%, 6/15/2050		$594,000	$ 592,041
Airlines – 0.2%
EasyJet FinCo B.V., 1.875%, 3/03/2028	EUR	630,000	$ 719,526
National Express Group PLC, 4.25%, 11/26/2069	GBP	300,000	413,305
			$1,132,831
Apparel Manufacturers – 0.1%
Tapestry, Inc., 3.05%, 3/15/2032		$516,000	$ 519,032
Asset-Backed & Securitized – 5.0%
Acres PLC, 2021-FL2, “AS”, FLR, 1.84% (LIBOR - 1mo. + 1.75%), 1/15/2037 (z)		$370,000	$ 370,002
Acres PLC, 2021-FL2, “B”, FLR, 2.352% (LIBOR - 1mo. + 2.25%), 1/15/2037 (z)		604,000	604,003
Arbor Multi-Family Mortgage Securities Trust, Inc., 2021-MF2, “A5”, 2.513%, 6/15/2054 (n)		612,000	626,224
Arbor Multi-Family Mortgage Securities Trust, Inc., 2021-MF3, “A5”, 2.575%, 10/15/2054 (i)(n)		1,200,000	1,234,076
Arbor Realty Trust, Inc., CLO, 2019-FL2, “AS”, FLR, 1.614% (LIBOR - 1mo. + 1.45%), 9/15/2034 (n)		600,000	599,813
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 1.609% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)		214,500	213,494
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 1.71% (LIBOR - 1mo. + 1.6%), 5/15/2036 (n)		143,000	142,374
Arbor Realty Trust, Inc., CLO, 2021-FL2, “C”, FLR, 2.059% (LIBOR - 1mo. + 1.95%), 5/15/2036 (n)		426,500	424,501
Barclays Commercial Mortgage Securities LLC, 2020-C7, “XA”, 1.627%, 4/15/2053 (i)		994,548	97,390
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.307%, 7/15/2054 (i)		2,939,664	277,878
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.638%, 2/15/2054 (i)		6,696,953	785,492
Benchmark Mortgage Trust, 2021-B24, “XA”, 1.154%, 3/15/2054 (i)		2,027,793	165,188
Benchmark Mortgage Trust, 2021-B26, “XA”, 0.999%, 6/15/2054 (i)		5,583,216	362,561
Benchmark Mortgage Trust, 2021-B27, “XA”, 1.271%, 7/15/2054 (i)		6,780,085	633,544
Benchmark Mortgage Trust, 2021-B28, “XA”, 1.291%, 8/15/2054 (i)		5,308,439	498,889
BPCRE Holder LLC, FLR, 1.658% (LIBOR - 1mo. + 1.55%), 2/15/2037 (n)		706,000	705,310
BSPRT Issuer Ltd., 2021-FL7, “B”, FLR, 2.15% (LIBOR - 1mo. + 2.05%), 12/15/2038 (n)		177,500	177,500
BSPRT Issuer Ltd., 2021-FL7, “C”, FLR, 2.4% (LIBOR - 1mo. + 2.3%), 12/15/2038 (n)		161,000	161,000
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)		231,235	230,886
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)		213,220	209,340
BXMT Ltd., 2021-FL4, “AS”, FLR, 1.409% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)		900,000	897,187
BXMT Ltd., 2021-FL4, “B”, FLR, 1.659% (LIBOR - 1mo. + 1.55%), 5/15/2038 (n)		1,797,000	1,789,136
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)		261,194	266,050
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)		201,862	200,239
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063		237,641	231,648
Commercial Mortgage Pass-Through Certificates, 2020-BN29, “A4”, 1.997%, 11/15/2053		1,033,946	1,019,472
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.783%, 4/15/2054 (i)		1,240,544	70,607
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “A5”, 2.438%, 6/15/2063		1,021,000	1,040,822
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.979%, 6/15/2063 (i)		2,971,484	216,880
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.053%, 6/15/2064 (i)		2,951,340	231,838
Credit Acceptance Auto Loan Trust, 2021-3A, “A”, 1%, 5/15/2030 (n)		738,000	731,949
FS Rialto 2019-FL1 Issuer Ltd., 2021-FL2, “AS”, FLR, 1.657% (LIBOR - 1mo. + 1.6%), 4/16/2028 (n)		701,500	701,019
LoanCore Ltd., 2021-CRE5, “AS”, FLR, 1.859% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)		865,000	863,933
LoanCore Ltd., 2021-CRE5, “B”, FLR, 2.11% (LIBOR - 1mo. + 2%), 7/15/2036 (n)		367,000	366,295
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 3.014% (LIBOR - 1mo. + 2.85%), 7/15/2035 (z)		357,000	361,550
MF1 CLO Ltd., 2021-FL5, “AS”, FLR, 1.364% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)		677,000	676,400
MF1 CLO Ltd., 2021-FL5, “B”, FLR, 1.614% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)		847,500	843,849
MF1 CLO Ltd., 2021-FL5, “C”, FLR, 1.864% (LIBOR - 1mo. + 1.7%), 7/15/2036 (n)		200,000	199,941
MF1 CLO Ltd., 2021-FL6, “AS”, FLR, 1.557% (LIBOR - 1mo. + 1.45%), 7/16/2036 (n)		1,050,000	1,048,083
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.3%, 5/15/2054 (i)		2,263,826	208,555
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.237%, 6/15/2054 (i)		4,885,322	408,938
Multi-Family Housing Mortgage, MF1-2021, “B”, FLR, 1.757% (LIBOR - 1mo. + 1.65%), 7/16/2036 (n)		1,000,000	998,228
PFP III Ltd., 2021-7, “AS”, FLR, 1.259% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)		612,469	609,523
PFP III Ltd., 2021-7, “B”, FLR, 1.507% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)		239,988	237,809

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
PFP III Ltd., 2021-8, “B”, FLR, 1.608% (LIBOR - 1mo. + 1.5%), 8/09/2037 (n)		$238,000	$ 237,145
Starwood Commercial Mortgage, 2021-FL2, “AS”, FLR, 1.558% (LIBOR - 1mo. + 1.45%), 4/18/2038 (n)		700,000	699,562
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 1.908% (LIBOR - 1mo. + 1.8%), 4/18/2038 (n)		534,500	534,165
TPG Real Estate Finance, 2021-FL4, “A”, FLR, 1.309% (LIBOR - 1mo. + 1.2%), 3/15/2038 (n)		325,500	325,297
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 1.508% (LIBOR - 1mo. + 1.4%), 3/15/2038 (n)		350,000	349,125
Wells Fargo Commercial Mortgage Trust, 2020-C58, “A4”, 2.092%, 7/15/2053		418,000	413,715
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.557%, 8/15/2054 (i)		4,990,206	578,353
			$25,876,778
Automotive – 0.7%
Daimler Finance North America LLC, 1.45%, 3/02/2026 (n)		$817,000	$ 808,828
Daimler Trucks Finance North America LLC, 2.5%, 12/14/2031 (n)		322,000	321,960
Faurecia SE, 2.75%, 2/15/2027	EUR	635,000	736,206
Hyundai Capital America, 2%, 6/15/2028 (n)		$400,000	389,968
Hyundai Capital America, 6.375%, 4/08/2030 (n)		742,000	935,238
Volkswagen International Finance N.V., 3.5% to 3/20/2030, FLR (EUR Swap Rate - 15yr. + 3.06%) to 3/20/2050, FLR (EUR Swap Rate - 15yr. + 3.81%) to 12/29/2166	EUR	470,000	574,558
			$3,766,758
Broadcasting – 0.2%
Discovery, Inc., 4.125%, 5/15/2029		$664,000	$ 734,083
Prosus N.V., 1.539%, 8/03/2028	EUR	300,000	344,160
Prosus N.V., 3.68%, 1/21/2030 (n)		$200,000	205,832
			$1,284,075
Brokerage & Asset Managers – 0.2%
Intercontinental Exchange, Inc., 3%, 9/15/2060		$417,000	$ 410,210
Low Income Investment Fund, 3.386%, 7/01/2026		150,000	155,853
Low Income Investment Fund, 3.711%, 7/01/2029		400,000	425,376
			$991,439
Building – 0.4%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)		$347,000	$ 423,134
Holcim Sterling Finance (Netherlands) B.V., 2.25%, 4/04/2034	GBP	470,000	623,184
Imerys S.A., 1%, 7/15/2031	EUR	500,000	555,559
Vulcan Materials Co., 3.5%, 6/01/2030		$453,000	489,286
			$2,091,163
Business Services – 0.7%
Equinix, Inc., REIT, 1%, 3/15/2033	EUR	645,000	$ 704,865
Euronet Worldwide, Inc., 1.375%, 5/22/2026		680,000	788,524
Fiserv, Inc., 4.4%, 7/01/2049		$356,000	424,119
Nexi S.p.A., 2.125%, 4/30/2029	EUR	260,000	289,903
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)		$813,000	866,423
Visa, Inc., 3.65%, 9/15/2047		596,000	693,588
			$3,767,422
Cable TV – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$262,000	$ 338,437
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		267,000	298,943
Eutelsat S.A., 2.25%, 7/13/2027	EUR	500,000	591,042
Eutelsat S.A., 1.5%, 10/13/2028		300,000	344,738
Time Warner Cable, Inc., 4.5%, 9/15/2042		$388,000	423,002
			$1,996,162

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Chemicals – 0.1%
Alpek SAB de C.V., 3.25%, 2/25/2031 (n)		$219,000	$ 218,453
SCIL IV LLC/SCIL USA Holdings LLC, 4.375%, 11/01/2026	EUR	310,000	358,670
			$577,123
Computer Software – 0.3%
Microsoft Corp., 2.525%, 6/01/2050		$523,000	$ 510,023
Microsoft Corp., 2.921%, 3/17/2052		455,000	483,082
Microsoft Corp., 2.675%, 6/01/2060		228,000	227,247
VeriSign, Inc., 4.75%, 7/15/2027		347,000	360,446
			$1,580,798
Computer Software - Systems – 0.2%
Apple, Inc., 4.5%, 2/23/2036		$947,000	$ 1,188,124
Conglomerates – 0.7%
Carrier Global Corp., 2.722%, 2/15/2030		$402,000	$ 410,539
Carrier Global Corp., 3.577%, 4/05/2050		822,000	873,973
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		919,000	945,890
Highland Holdings S.á r.l. Co., 0.318%, 12/15/2026	EUR	163,000	185,113
Highland Holdings S.á r.l. Co., 0.934%, 12/15/2031		140,000	159,565
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028		$746,000	847,986
			$3,423,066
Consumer Products – 0.2%
JAB Holdings B.V., 1%, 7/14/2031	EUR	400,000	$ 441,809
JAB Holdings B.V., 2.25%, 12/19/2039		300,000	353,395
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		$425,000	450,968
			$1,246,172
Consumer Services – 0.1%
AA Bond Co. Ltd., 3.25%, 7/31/2028	GBP	330,000	$ 442,291
Containers – 0.1%
DS Smith PLC, 2.875%, 7/26/2029	GBP	270,000	$ 379,590
Electrical Equipment – 0.1%
Telefonaktiebolaget LM Ericsson, 1%, 5/26/2029	EUR	640,000	$ 710,220
Electronics – 0.1%
Broadcom, Inc., 4.15%, 11/15/2030		$228,000	$ 252,865
Broadcom, Inc., 3.469%, 4/15/2034 (n)		240,000	251,200
Broadcom, Inc., 3.137%, 11/15/2035 (n)		174,000	175,037
Broadcom, Inc., 3.187%, 11/15/2036 (n)		12,000	11,979
			$691,081
Emerging Market Quasi-Sovereign – 1.6%
China Construction Bank Corp., Hong Kong Branch, 1.25%, 8/04/2025		$900,000	$ 887,814
Emirates Development Bank PJSC, 1.639%, 6/15/2026		970,000	964,422
Export-Import Bank of India, 3.375%, 8/05/2026		600,000	628,669
Export-Import Bank of India, 3.875%, 2/01/2028		600,000	641,582
First Abu Dhabi Bank PJSC, 0.125%, 2/16/2026	EUR	600,000	679,479
Huarong Finance 2017 Co. Ltd., 4.95%, 11/07/2047		$470,000	451,788
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024		398,000	409,767
MDGH - GMTN B.V. (United Arab Emirates), 1%, 3/10/2034	EUR	760,000	859,272
MDGH - GMTN RSC Ltd. (United Arab Emirates), 2.5%, 6/03/2031		$830,000	837,302

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Ooredoo International Finance Ltd. (State of Qatar), 2.625%, 4/08/2031		$470,000	$ 471,762
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029		550,000	583,709
Qatar Petroleum, 2.25%, 7/12/2031		664,000	657,737
Qatar Petroleum, 3.125%, 7/12/2041		436,000	440,629
			$8,513,932
Emerging Market Sovereign – 9.7%
Arab Republic of Egypt, 7.052%, 1/15/2032		$300,000	$ 276,480
Dominican Republic, 4.875%, 9/23/2032		750,000	762,187
Federative Republic of Brazil, 10%, 1/01/2023	BRL	20,400,000	3,603,753
Kingdom of Morocco, 2.375%, 12/15/2027		$450,000	438,188
Oriental Republic of Uruguay, 4.375%, 1/23/2031		1,309,000	1,506,999
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	82,148,000	1,768,112
People's Republic of China, 3.03%, 3/11/2026	CNY	88,630,000	14,155,748
People's Republic of China, 2.68%, 5/21/2030		43,550,000	6,731,628
Republic of Chile, 4.7%, 9/01/2030	CLP	775,000,000	853,094
Republic of Cote d'Ivoire, 6.875%, 10/17/2040	EUR	600,000	712,145
Republic of Guatemala, 3.7%, 10/07/2033		$227,000	223,879
Republic of Korea, 1.875%, 6/10/2029	KRW	8,628,190,000	7,091,448
Republic of Korea, 1.375%, 6/10/2030		5,259,400,000	4,122,407
Republic of Peru, 1.95%, 11/17/2036	EUR	766,000	856,055
Republic of South Africa, 8.25%, 3/31/2032	ZAR	80,050,000	4,531,187
State of Qatar, 4%, 3/14/2029 (n)		$462,000	520,480
State of Qatar, 4.4%, 4/16/2050		200,000	248,458
United Arab Emirates International Government, 3.25%, 10/19/2061		345,000	359,317
United Mexican States, 2.659%, 5/24/2031		1,246,000	1,214,862
United Mexican States, 3.771%, 5/24/2061		534,000	491,686
			$50,468,113
Energy - Independent – 0.4%
Diamondback Energy, Inc., 4.4%, 3/24/2051		$644,000	$ 738,160
Energean Israel Finance Ltd., 4.875%, 3/30/2026		325,000	322,156
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		1,200,000	1,266,499
			$2,326,815
Energy - Integrated – 0.7%
Cenovus Energy, Inc., 2.65%, 1/15/2032		$522,000	$ 510,710
Eni S.p.A., 4.25%, 5/09/2029 (n)		578,000	650,106
Eni S.p.A., 2.625% to 1/13/2026, FLR (EUR Swap Rate - 5yr. + 3.167%) to 1/13/2031, FLR (EUR Swap Rate - 5yr. + 3.417%) to 1/13/2046, FLR (EUR Swap Rate - 5yr. + 4.167%) to 1/13/2170	EUR	119,000	140,223
Eni S.p.A., 2.75% to 5/11/2030, FLR (EUR Swap Rate - 5yr. + 2.771%) to 5/11/2035, FLR (EUR Swap Rate - 5yr. + 3.021%) to 5/11/2050, FLR (EUR Swap Rate - 5yr. + 3.771%) to 5/11/2170		560,000	636,725
Galp Energia SGPS S.A., 2%, 1/15/2026		700,000	833,491
MOL PLC, 1.5%, 10/08/2027		410,000	473,310
OMV AG, 2.5% to 9/01/2026, FLR (EUR Swap Rate - 5yr. + 2.82%) to 9/01/2030, FLR (EUR Swap Rate - 5yr. + 3.82%) to 9/01/2070		200,000	235,920
			$3,480,485
Entertainment – 0.1%
Royal Caribbean Cruises Ltd., 4.25%, 7/01/2026 (n)		$682,000	$ 660,582
Financial Institutions – 1.5%
Adler Group S.A., 2.75%, 11/13/2026	EUR	400,000	$ 382,536
Adler Group S.A., 2.25%, 4/27/2027		300,000	286,048
Adler Group S.A., 2.25%, 1/14/2029		500,000	471,054
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027		$1,173,000	1,236,131

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032		$209,000	$ 212,923
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/2041		166,000	172,912
Atrium European Real Estate Ltd., 3.625% to 11/04/2026, FLR (EUR Swap Rate - 5yr. + 3.625%) to 11/04/2031, FLR (EUR Swap Rate - 5yr. + 4.625%) to 5/04/2170	EUR	425,000	436,686
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)		$263,000	278,700
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		266,000	284,902
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)		335,000	328,706
Crédit Logement S.A., 1.081%, 2/15/2034	EUR	600,000	679,076
CTP N.V., 1.25%, 6/21/2029		370,000	411,865
CTP N.V., 1.5%, 9/27/2031		570,000	627,385
EXOR N.V., 0.875%, 1/19/2031		275,000	306,325
Logicor Financing S.à r.l., 0.875%, 1/14/2031		200,000	216,012
Samhallsbyggnadsbolaget i Norden AB, 2.625%, 3/14/2170		300,000	331,099
VGP Group LLC, 1.5%, 4/08/2029		500,000	554,914
Vonovia SE, 1.5%, 6/14/2041		400,000	437,356
Vonovia SE, 1.625%, 9/01/2051		300,000	312,271
			$7,966,901
Food & Beverages – 1.1%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$206,000	$ 241,238
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		513,000	709,714
Aramark Services, Inc., 6.375%, 5/01/2025 (n)		400,000	418,000
Bacardi Ltd., 5.15%, 5/15/2038 (n)		335,000	413,808
Constellation Brands, Inc., 4.4%, 11/15/2025		481,000	527,228
Constellation Brands, Inc., 3.15%, 8/01/2029		776,000	818,454
Constellation Brands, Inc., 2.25%, 8/01/2031		478,000	467,181
JDE Peet's N.V., 0.625%, 2/09/2028	EUR	280,000	315,697
JDE Peet's N.V., 0.5%, 1/16/2029		340,000	376,787
PepsiCo, Inc., 0.75%, 10/14/2033		381,000	431,144
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031		$950,000	956,730
			$5,675,981
Gaming & Lodging – 0.6%
Accor S.A., 2.375%, 11/29/2028	EUR	500,000	$ 569,990
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)		$450,000	447,633
InterContinental Hotels Group PLC, 3.375%, 10/08/2028	GBP	410,000	581,381
Las Vegas Sands Corp., 3.9%, 8/08/2029		$550,000	553,834
Marriott International, Inc., 2.85%, 4/15/2031		499,000	497,473
Whitbread Group PLC, 3%, 5/31/2031	GBP	225,000	306,873
			$2,957,184
Industrial – 0.3%
CPI Property Group S.A., 3.75% to 7/27/2028, FLR (EUR Swap Rate - 5yr. + 4.338%) to 7/27/2033, FLR (EUR Swap Rate - 5yr. + 4.588%) to 7/27/2048, FLR (EUR Swap Rate - 5yr. + 5.338%) to 1/27/2170	EUR	660,000	$ 705,416
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$845,000	805,737
			$1,511,153
Insurance – 0.8%
AIA Group Ltd., 0.88% to 9/09/2028, FLR (EUR Swap Rate - 5yr. + 1.1%) to 9/09/2033	EUR	340,000	$ 380,857
Argentum Netherlands B.V., 5.125%, 6/01/2048		$360,000	400,500
Aviva PLC, 4% to 6/03/2035, FLR (GBP Government Yield - 5yr. + 4.7%) to 6/03/2055	GBP	575,000	838,119
CNP Assurances, 4.75%, 6/27/2028	EUR	600,000	770,195
Credit Agricole Assurances S.A., 2%, 7/17/2030		200,000	235,071
La Mondiale, 4.375% to 10/24/2029, FLR (EUR Swap Rate - 5yr. + 4.411%) to 4/24/2069		600,000	738,499
Zurich Finance (Ireland) DAC, 1.875% to 9/17/2030, FLR (EURIBOR - 3mo. + 2.95%) to 9/17/2050		386,000	450,969

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance – continued
Zurich Finance (Ireland) DAC, 3% to 4/19/2031, FLR (CMT - 5yr. + 2.777%) to 4/19/2051		$430,000	$ 417,515
			$4,231,725
Insurance - Property & Casualty – 0.5%
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031		$130,000	$ 132,261
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049		626,000	685,185
Marsh & McLennan Cos., Inc., 2.25%, 11/15/2030		340,000	339,287
QBE Insurance Group Ltd., 2.5% to 9/13/2028, FLR (GBP Government Yield - 5yr. + 2.061%) to 9/13/2038	GBP	408,000	528,651
Willis North America, Inc., 3.875%, 9/15/2049		$621,000	673,845
			$2,359,229
International Market Quasi-Sovereign – 0.5%
Electricite de France S.A., 1%, 11/29/2033	EUR	200,000	$ 225,600
Electricite de France S.A., 2.625% to 6/01/2028, FLR (EUR Swap Rate - 5yr. + 2.86%) to 6/01/2033, FLR (EUR Swap Rate - 5yr. + 3.11%) to 6/01/2048, FLR (EUR Swap Rate - 5yr. + 3.86%) to 12/29/2049		400,000	456,538
Electricite de France S.A., 2.875% to 3/15/2027, FLR (EUR Swap Rate - 5yr. + 3.373%) to 3/15/2031, FLR (EUR Swap Rate - 5yr. + 3.623%) to 3/15/2047, FLR (EUR Swap Rate - 5yr. + 4.373%) to 3/15/2070		600,000	700,177
Electricite de France S.A., 5.875% to 1/22/2029, FLR (GBP Swap Rate - 15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 12/31/2165	GBP	400,000	595,562
La Banque Postale S.A. (Republic of France), 0.875% to 1/26/2026, FLR (EUR Swap Rate - 5yr. + 1.38%) to 1/26/2031	EUR	300,000	337,517
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)		$517,000	514,607
			$2,830,001
International Market Sovereign – 10.9%
Commonwealth of Australia, 3.25%, 6/21/2039	AUD	5,095,000	$ 4,297,185
Government of Bermuda, 2.375%, 8/20/2030 (n)		$220,000	219,450
Government of Canada, 4%, 6/01/2041	CAD	1,604,000	1,760,970
Government of Japan, 0.4%, 3/20/2036	JPY	261,100,000	2,309,292
Government of Japan, 2.3%, 3/20/2040		1,368,300,000	15,776,786
Government of Japan, 0.6%, 9/20/2050		212,900,000	1,813,990
Kingdom of Belgium, 0.4%, 6/22/2040 (n)	EUR	2,488,000	2,693,413
Kingdom of Spain, 1.25%, 10/31/2030 (n)		6,227,000	7,596,226
Kingdom of Spain, 1.85%, 7/30/2035		4,531,000	5,819,454
Republic of Cyprus, 0%, 2/09/2026		879,000	993,176
Republic of Cyprus, 0.625%, 1/21/2030		1,196,000	1,358,556
Republic of Italy, 0.5%, 7/15/2028		2,132,000	2,395,144
Republic of Italy, 0.6%, 8/01/2031 (n)		2,265,000	2,454,729
Republic of Italy, 1.65%, 3/01/2032		4,077,000	4,864,007
Republic of Italy, 1.7%, 9/01/2051		1,029,000	1,097,697
United Kingdom Treasury, 1.75%, 9/07/2037	GBP	716,000	1,050,325
United Kingdom Treasury, 1.75%, 1/22/2049		325,000	501,465
			$57,001,865
Leisure & Toys – 0.1%
Ubisoft Entertainment S.A., 0.878%, 11/24/2027	EUR	600,000	$ 667,806
Local Authorities – 0.9%
Oslo kommune, 2.17%, 5/18/2029	NOK	7,000,000	$ 789,545
Province of Alberta, 4.5%, 12/01/2040	CAD	665,000	679,725
Province of British Columbia, 2.95%, 6/18/2050		300,000	263,513
Province of Ontario, 1.9%, 12/02/2051		4,463,000	3,120,025
			$4,852,808

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Machinery & Tools – 0.2%
CNH Industrial Capital LLC, 1.875%, 1/15/2026		$611,000	$ 611,260
Sarens Finance Co. N.V., 5.75%, 2/21/2027	EUR	260,000	291,792
			$903,052
Major Banks – 2.6%
Australia and New Zealand Banking Group Ltd., 2.57%, 11/25/2035 (n)		$528,000	$ 505,568
Banco de Sabadell S.A., 5% to 11/19/2027, FLR (EUR Swap Rate - 5yr. + 5.171%) to 2/19/2170	EUR	600,000	686,515
Bank of America Corp., 3.5%, 4/19/2026		$1,079,000	1,162,286
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028		279,000	297,878
Bank of America Corp., 0.694% to 3/22/2030, FLR (EURIBOR - 3mo. + 0.79%) to 3/22/2031	EUR	350,000	392,257
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR + 1.32%) to 4/22/2032		$917,000	930,596
Barclays PLC, 1.125% to 3/22/2026, FLR (EUR Swap Rate - 5yr. + 1.55%) to 3/22/2031	EUR	250,000	283,965
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		$735,000	722,809
Credit Suisse Group AG, 3.091% to 5/14/2031, FLR (SOFR + 1.73%) to 5/14/2032 (n)		250,000	254,388
Deutsche Bank AG, 3.729% to 1/14/2031, FLR (SOFR + 2.757%) to 1/14/2032		618,000	631,794
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR + 1.248%) to 7/21/2032		615,000	605,527
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026		535,000	538,467
JPMorgan Chase & Co., 3.54%, 5/01/2028		605,000	657,050
JPMorgan Chase & Co., 3.109% to 4/22/2050, FLR (SOFR + 2.44%) to 4/22/2051		669,000	691,191
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032		271,000	271,335
Morgan Stanley, 1.593% to 5/04/2026, FLR (SOFR + 0.879%) to 5/04/2027		1,146,000	1,134,703
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031		276,000	300,755
Morgan Stanley, 1.102%, 4/29/2033	EUR	345,000	392,381
Natwest Group PLC, 1.043% to 9/14/2027, FLR (EUR Swap Rate - 5yr. + 1.27%) to 9/14/2032		170,000	190,583
Nordea Bank Abp, 1.625% to 12/09/2027, FLR (GBP Government Yield - 5yr. + 1.3%) to 12/09/2032	GBP	230,000	299,068
Standard Chartered PLC, 0.8% to 11/17/2028, FLR (EUR Swap Rate - 1yr. + 0.85%) to 11/17/2029	EUR	340,000	384,731
Unicaja Banco S.A., 1% to 12/01/2025, FLR (EUR ICE Swap Rate - 1yr. + 1.15%) to 12/01/2026		500,000	566,671
UniCredit S.p.A., 2.2% to 7/22/2026, FLR (EURIBOR - 3mo. + 2.55%) to 7/22/2027		787,000	944,220
Wells Fargo & Co., 2.125%, 9/24/2031	GBP	570,000	767,063
			$13,611,801
Medical & Health Technology & Services – 1.0%
Alcon, Inc., 3.8%, 9/23/2049 (n)		$626,000	$ 697,052
Becton Dickinson Euro Finance S.à r.l., 1.213%, 2/12/2036	EUR	100,000	110,952
Becton Dickinson Euro Finance S.à r.l., 1.336%, 8/13/2041		190,000	205,715
HCA, Inc., 5.25%, 6/15/2026		$559,000	628,637
HCA, Inc., 5.125%, 6/15/2039		195,000	240,148
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025		550,000	580,580
Memorial Sloan-Kettering Cancer Center, 2.955%, 1/01/2050		350,000	357,506
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		650,000	607,743
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		309,000	451,997
Thermo Fisher Scientific (Finance I) Co., 1.125%, 10/18/2033	EUR	390,000	450,464
Thermo Fisher Scientific (Finance I) Co., 2%, 10/18/2051		210,000	246,309
Thermo Fisher Scientific, Inc., 1.75%, 10/15/2028		$626,000	621,910
			$5,199,013
Metals & Mining – 0.2%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$326,000	$ 386,260
Glencore Funding LLC, 2.85%, 4/27/2031 (n)		590,000	583,202
			$969,462
Midstream – 0.7%
Enterprise Products Partners LP, 3.125%, 7/31/2029		$446,000	$ 473,608
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)		548,000	537,106
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029		1,023,000	1,059,752
Sabine Pass Liquefaction LLC, 5%, 3/15/2027		356,000	399,850

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	$730,000	$ 799,621
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	335,000	377,888
		$3,647,825
Mortgage-Backed – 4.1%
Fannie Mae, 4.5%, 7/01/2023 - 2/01/2046	$3,284,227	$ 3,618,316
Fannie Mae, 5%, 3/01/2036 - 8/01/2040	1,104,376	1,247,097
Fannie Mae, 5.5%, 11/01/2036 - 4/01/2037	92,931	105,999
Fannie Mae, 6%, 9/01/2037 - 6/01/2038	132,401	152,138
Fannie Mae, 4%, 11/01/2040 - 12/01/2040	745,358	816,456
Fannie Mae, 3.5%, 5/01/2043 - 12/01/2046	1,662,797	1,783,893
Fannie Mae, UMBS, 2.5%, 6/01/2050 - 12/01/2051	338,951	350,273
Fannie Mae, UMBS, 2%, 1/01/2051 - 2/01/2051	605,793	606,542
Fannie Mae, UMBS, 3%, 12/01/2051	204,687	213,879
Freddie Mac, 4%, 7/01/2025	36,862	38,711
Freddie Mac, 1.367%, 3/25/2027 (i)	809,000	54,101
Freddie Mac, 3.286%, 11/25/2027	1,303,000	1,424,533
Freddie Mac, 3.9%, 4/25/2028	400,000	453,220
Freddie Mac, 1.798%, 4/25/2030 (i)	1,420,926	193,129
Freddie Mac, 1.868%, 4/25/2030 (i)	1,365,340	192,705
Freddie Mac, 1.662%, 5/25/2030 (i)	1,747,943	222,720
Freddie Mac, 1.796%, 5/25/2030 (i)	3,920,368	537,102
Freddie Mac, 1.341%, 6/25/2030 (i)	1,615,349	167,709
Freddie Mac, 1.599%, 8/25/2030 (i)	1,436,842	179,907
Freddie Mac, 1.169%, 9/25/2030 (i)	905,456	84,453
Freddie Mac, 1.081%, 11/25/2030 (i)	1,823,916	160,300
Freddie Mac, 0.33%, 1/25/2031 (i)	6,728,823	173,818
Freddie Mac, 0.529%, 3/25/2031 (i)	8,189,128	346,652
Freddie Mac, 0.937%, 7/25/2031 (i)	1,499,257	123,553
Freddie Mac, 0.536%, 9/25/2031 (i)	6,201,367	301,832
Freddie Mac, 0.855%, 9/25/2031 (i)	1,902,494	143,594
Freddie Mac, 0.567%, 12/25/2031 (i)	1,517,361	75,627
Freddie Mac, 5.5%, 5/01/2034 - 7/01/2037	20,424	23,073
Freddie Mac, 5%, 10/01/2036 - 7/01/2041	316,560	356,815
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042	601,532	664,414
Freddie Mac, 3.5%, 1/01/2047	343,030	365,763
Freddie Mac, UMBS, 3%, 6/01/2050	56,684	59,600
Freddie Mac, UMBS, 2.5%, 10/01/2051 - 12/01/2051	198,998	204,500
Ginnie Mae, 5%, 5/15/2040	47,718	54,656
Ginnie Mae, 3.5%, 6/20/2043	544,925	583,761
Ginnie Mae, 3%, 6/20/2051	93,916	97,284
Ginnie Mae, 2.5%, 8/20/2051 - 11/20/2051	668,279	685,209
Ginnie Mae, TBA, 3%, 7/20/2049	50,000	51,733
Ginnie Mae, TBA, 2%, 1/21/2052	400,000	403,611
Ginnie Mae, TBA, 2.5%, 1/21/2052	300,000	307,218
UMBS, TBA, 2%, 7/25/2051	1,500,000	1,495,378
UMBS, TBA, 2.5%, 7/25/2051	750,000	765,179
UMBS, TBA, 3%, 1/13/2052	1,525,000	1,579,844
		$21,466,297
Municipals – 0.4%
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., “A”, 2.641%, 7/01/2037	$695,000	$ 699,033
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	480,000	522,580
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028	275,000	307,772
State of Florida, “A”, 2.154%, 7/01/2030	650,000	648,466
		$2,177,851

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Natural Gas - Distribution – 0.1%
National Grid PLC, 1.125%, 1/14/2033	GBP	487,000	$ 585,028
Natural Gas - Pipeline – 0.4%
APT Pipelines Ltd., 0.75%, 3/15/2029	EUR	540,000	$ 599,306
APT Pipelines Ltd., 1.25%, 3/15/2033		725,000	797,216
APT Pipelines Ltd., 2.5%, 3/15/2036	GBP	470,000	621,958
			$2,018,480
Network & Telecom – 0.5%
AT&T, Inc., 3.5%, 9/15/2053		$229,000	$ 231,037
Iliad Holding S.A.S., 5.125%, 10/15/2026	EUR	350,000	415,908
Lorca Telecom Bondco S.A.U., 4%, 9/18/2027		520,000	601,640
Verizon Communications, Inc., 2.1%, 3/22/2028		$291,000	291,555
Verizon Communications, Inc., 2.55%, 3/21/2031		735,000	741,551
Verizon Communications, Inc., 4%, 3/22/2050		349,000	400,733
			$2,682,424
Oil Services – 0.1%
Halliburton Co., 5%, 11/15/2045		$365,000	$ 436,073
Oils – 0.4%
Neste Oyj, 0.75%, 3/25/2028	EUR	700,000	$ 791,483
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025		$575,000	409,687
Puma International Financing S.A., 5%, 1/24/2026		475,000	475,000
Valero Energy Corp., 2.8%, 12/01/2031		347,000	345,917
			$2,022,087
Other Banks & Diversified Financials – 1.8%
Alpha Bank, 4.25%, 2/13/2030	EUR	590,000	$ 649,602
Bank Hapoalim B.M., 3.255% to 1/21/2027, FLR (CMT - 5yr. + 2.155%) to 1/21/2032 (n)		$397,000	393,030
Bank of Cyprus PCL, 2.5% to 6/24/2026, FLR (EUR Swap Rate - 5yr. + 2.785%) to 6/24/2027	EUR	670,000	728,469
Banque Federative du Credit Mutuel S.A., 1.125%, 11/19/2031		400,000	446,743
Belfius Bank S.A., 1.25% to 4/06/2029, FLR (EUR Swap Rate - 5yr. + 1.3%) to 4/06/2034		400,000	446,897
BPCE S.A., 2.5% to 11/30/2027, FLR (GBP Swap Rate - 5yr. + 1.83%) to 11/30/2032	GBP	300,000	405,276
Deutsche Bank AG, 1.875% to 12/22/2027, FLR (SONIA + 1.634%) to 12/22/2028		100,000	131,857
Deutsche Bank AG, 1.375% to 2/17/2031, FLR (EURIBOR - 3mo. + 1.5%) to 2/17/2032	EUR	200,000	227,086
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$584,000	629,289
Groupe des Assurances du Credit Mutuel, 1.85%, 4/21/2042	EUR	400,000	454,874
Intesa Sanpaolo S.p.A., 2.625%, 3/11/2036	GBP	690,000	922,677
Intesa Sanpaolo S.p.A., 4.125%, 2/27/2070	EUR	670,000	742,771
Stichting AK Rabobank Certificaten, 6.5%, 3/29/2071		950,000	1,487,165
UBS AG, 5.125%, 5/15/2024		$866,000	926,620
Virgin Money UK PLC, 5.125% to 12/11/2025, FLR (GBP Government Yield - 5yr. + 5.25%) to 12/11/2030	GBP	475,000	694,037
			$9,286,393
Railroad & Shipping – 0.3%
Canadian Pacific Railway Co., 2.45%, 12/02/2031		$487,000	$ 496,535
Wabtec Transportation Netherlands B.V., 1.25%, 12/03/2027	EUR	705,000	809,847
			$1,306,382
Real Estate - Office – 0.2%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026		$356,000	$ 360,039
Corporate Office Property LP, REIT, 2%, 1/15/2029		237,000	227,859
Corporate Office Property LP, REIT, 2.75%, 4/15/2031		490,000	487,193
			$1,075,091

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Real Estate - Other – 0.3%
EPR Properties, REIT, 3.6%, 11/15/2031		$405,000	$ 400,684
Lexington Realty Trust Co., 2.7%, 9/15/2030		466,000	461,577
W.P. Carey, Inc., REIT, 2.4%, 2/01/2031		681,000	669,167
			$1,531,428
Real Estate - Retail – 0.4%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030		$610,000	$ 665,622
Hammerson Ireland Finance DAC, 1.75%, 6/03/2027	EUR	337,000	376,883
Regency Centers Corp., 3.7%, 6/15/2030		$165,000	180,578
STORE Capital Corp., REIT, 2.75%, 11/18/2030		786,000	779,462
			$2,002,545
Retailers – 0.5%
Home Depot, Inc., 3%, 4/01/2026		$525,000	$ 557,773
Home Depot, Inc., 4.875%, 2/15/2044		453,000	597,367
Kohl's Corp., 3.375%, 5/01/2031		539,000	548,930
MercadoLibre, Inc., 3.125%, 1/14/2031		683,000	645,442
Nordstrom, Inc., 4.25%, 8/01/2031		438,000	430,337
			$2,779,849
Supermarkets – 0.2%
Iceland Bondco PLC, 4.375%, 5/15/2028	GBP	610,000	$ 720,400
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	680,000	563,320
			$1,283,720
Supranational – 2.3%
Corporacion Andina de Fomento, 1.625%, 9/23/2025		$530,000	$ 529,085
European Financial Stability Facility, 1.45%, 9/05/2040	EUR	738,000	977,600
European Union, 0%, 10/04/2030		4,935,000	5,601,179
European Union, 0%, 7/04/2035		2,737,000	2,979,259
European Union, 0.75%, 1/04/2047		291,000	346,716
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	465,000	370,758
West African Development Bank, 4.7%, 10/22/2031		$900,000	979,344
West African Development Bank, 2.75%, 1/22/2033	EUR	340,000	406,503
			$12,190,444
Telecommunications - Wireless – 0.6%
American Tower Corp., REIT, 2.95%, 1/15/2051		$410,000	$ 388,358
Crown Castle International Corp., 1.35%, 7/15/2025		285,000	281,142
Crown Castle International Corp., 3.7%, 6/15/2026		345,000	369,736
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)		400,000	403,004
Rogers Communications, Inc., 3.7%, 11/15/2049		316,000	331,676
Vodafone Group PLC, 3.25% to 9/04/2026, FLR (CMT - 5yr. + 2.447%) to 9/04/2031, FLR (CMT - 5yr. + 2.697%) to 9/04/2046, FLR (CMT - 5yr. + 3.447%) to 6/04/2081		1,223,000	1,199,127
			$2,973,043
Telephone Services – 0.2%
TELUS Corp., 2.85%, 11/13/2031	CAD	1,000,000	$ 787,588
Tobacco – 0.2%
British American Tobacco PLC, 3.75% to 9/27/2029, FLR (EUR Swap Rate - 5yr. + 3.952%) to 9/27/2034, FLR (EUR Swap Rate - 5yr. + 4.202%) to 9/27/2049, FLR (EUR Swap Rate - 5yr. + 4.952%) to 12/29/2149	EUR	410,000	$ 456,399
British American Tobacco PLC, 3% to 12/27/2026, FLR (EUR Swap Rate - 5yr. + 3.372%) to 12/27/2031, FLR (EUR Swap Rate - 5yr. + 3.622%) to 12/27/2046, FLR (EUR Swap Rate - 5yr. + 4.372%) to 9/27/2170		425,000	474,388
			$930,787

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Transportation - Services – 0.3%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		$494,000	$ 727,768
Promontoria Holding 264 B.V., 6.75%, 8/15/2023	EUR	590,000	669,505
			$1,397,273
U.S. Government Agencies and Equivalents – 0.1%
Small Business Administration, 5.31%, 5/01/2027		$18,331	$ 19,593
Small Business Administration, 2.22%, 3/01/2033		641,059	649,419
			$669,012
U.S. Treasury Obligations – 1.7%
U.S. Treasury Bonds, 1.75%, 8/15/2041		$892,000	$ 864,822
U.S. Treasury Bonds, 2.375%, 11/15/2049 (f)		334,000	366,904
U.S. Treasury Notes, 1.125%, 8/15/2040 (f)		8,739,000	7,630,239
			$8,861,965
Utilities - Electric Power – 2.0%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$731,000	$ 793,135
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		104,000	104,966
Bruce Power LP, 2.68%, 12/21/2028	CAD	915,000	734,546
ContourGlobal Power Holdings S.A., 3.125%, 1/01/2028	EUR	375,000	418,847
Enel Americas S.A., 4%, 10/25/2026		$1,891,000	2,013,915
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		343,000	420,670
Enel S.p.A., 2.25% to 3/10/2027, FLR (EUR Swap Rate - 5yr. + 2.679%) to 3/10/2032, FLR (EUR Swap Rate - 5yr. + 2.929%) to 3/10/2047, FLR (EUR Swap Rate - 5yr. + 3.679%) to 3/10/2070	EUR	425,000	499,443
Enel S.p.A., 1.875% to 9/08/2030, FLR (EUR Swap Rate - 5yr. + 2.011%) to 9/08/2035, FLR (EUR Swap Rate - 5yr. + 2.261%) to 9/08/2050, FLR (EUR Swap Rate - 5yr. + 3.011%) to 3/08/2170		525,000	579,034
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)		$1,180,000	1,256,700
Evergy, Inc., 2.9%, 9/15/2029		615,000	629,493
Iberdrola Finanzas, S.A.U., 1.575% to 11/16/2027, FLR (EUR Swap Rate - 5yr. + 1.676%) to 11/16/2032, FLR (EUR Swap Rate - 5yr. + 1.926%) to 11/16/2047, FLR (EUR Swap Rate - 5yr. + 2.676%) to 11/16/2170	EUR	300,000	339,842
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		$427,000	432,722
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)		300,000	324,000
Pacific Gas & Electric Co., 4.95%, 7/01/2050		384,000	418,198
Southern California Edison Co., 3.65%, 2/01/2050		252,000	266,651
Virginia Electric & Power Co., 3.5%, 3/15/2027		1,005,000	1,082,647
Virginia Electric & Power Co., 2.875%, 7/15/2029		217,000	227,582
			$10,542,391
Total Bonds (Identified Cost, $322,978,557)			$321,098,050
Common Stocks – 35.6%
Aerospace & Defense – 0.9%
Honeywell International, Inc. (f)		8,761	$ 1,826,756
L3Harris Technologies, Inc.		4,027	858,717
Lockheed Martin Corp. (f)		3,476	1,235,405
Northrop Grumman Corp.		2,207	854,264
			$4,775,142
Alcoholic Beverages – 0.8%
Diageo PLC		30,440	$ 1,662,915
Heineken N.V.		8,522	959,169
Kirin Holdings Co. Ltd.		15,100	242,456
Pernod Ricard S.A.		5,698	1,372,037
			$4,236,577

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Apparel Manufacturers – 0.5%
Adidas AG	2,844	$ 819,834
Compagnie Financiere Richemont S.A.	12,010	1,793,371
		$2,613,205
Automotive – 0.9%
Aptiv PLC (a)	5,388	$ 888,750
Ford Otomotiv Sanayi A.S.	9,643	173,558
Lear Corp.	6,666	1,219,545
LKQ Corp.	22,258	1,336,148
Magna International, Inc.	11,879	961,157
		$4,579,158
Biotechnology – 0.1%
Biogen, Inc. (a)	948	$ 227,444
Gilead Sciences, Inc.	2,213	160,686
		$388,130
Brokerage & Asset Managers – 0.8%
Cboe Global Markets, Inc.	7,533	$ 982,303
Charles Schwab Corp. (f)	26,198	2,203,252
NASDAQ, Inc.	3,757	789,008
		$3,974,563
Business Services – 1.6%
Accenture PLC, “A” (s)	4,871	$ 2,019,273
Amdocs Ltd.	10,363	775,567
CGI, Inc. (a)	12,346	1,091,664
Equifax, Inc.	1,812	530,536
Experian PLC	15,597	766,763
Fidelity National Information Services, Inc.	8,867	967,833
Fiserv, Inc. (a)(f)	9,095	943,970
Nomura Research Institute Ltd.	6,200	265,991
Secom Co. Ltd.	12,500	867,817
		$8,229,414
Cable TV – 0.5%
Comcast Corp., “A” (f)	52,775	$ 2,656,166
Chemicals – 0.4%
PPG Industries, Inc.	11,346	$ 1,956,504
Computer Software – 0.4%
Adobe Systems, Inc. (a)	348	$ 197,337
Microsoft Corp.	5,260	1,769,043
		$1,966,380
Computer Software - Systems – 1.3%
Amadeus IT Group S.A. (a)	15,343	$ 1,033,421
Asustek Computer, Inc.	13,000	176,673
Compal Electronics	162,000	141,700
Fujitsu Ltd.	7,400	1,269,251
Hitachi Ltd.	27,500	1,489,394
Hon Hai Precision Industry Co. Ltd.	179,000	672,859
Lenovo Group Ltd.	224,000	257,394

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – continued
Samsung Electronics Co. Ltd.	29,871	$ 1,967,528
		$7,008,220
Construction – 0.7%
Masco Corp.	19,994	$ 1,403,979
Stanley Black & Decker, Inc.	5,962	1,124,553
Vulcan Materials Co.	5,630	1,168,675
		$3,697,207
Consumer Products – 1.1%
Colgate-Palmolive Co. (f)	30,676	$ 2,617,890
Kimberly-Clark Corp. (f)	12,340	1,763,633
Reckitt Benckiser Group PLC	18,014	1,546,360
		$5,927,883
Electrical Equipment – 1.2%
Johnson Controls International PLC	23,133	$ 1,880,944
Legrand S.A.	8,141	953,732
Schneider Electric SE	17,498	3,435,656
		$6,270,332
Electronics – 1.9%
Intel Corp.	33,026	$ 1,700,839
Kyocera Corp.	11,200	699,769
NXP Semiconductors N.V.	5,648	1,286,501
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	21,730	2,614,336
Texas Instruments, Inc. (f)	18,063	3,404,334
		$9,705,779
Energy - Independent – 0.4%
ConocoPhillips	20,681	$ 1,492,754
Hess Corp.	8,990	665,530
		$2,158,284
Energy - Integrated – 0.5%
China Petroleum & Chemical Corp.	2,946,000	$ 1,371,454
Eni S.p.A.	58,262	805,393
LUKOIL PJSC, ADR	1,455	130,222
Suncor Energy, Inc.	8,138	203,619
		$2,510,688
Food & Beverages – 1.6%
Archer Daniels Midland Co.	6,240	$ 421,762
Coca-Cola FEMSA S.A.B. de C.V.	3,501	191,820
Danone S.A.	20,548	1,277,072
General Mills, Inc. (f)	27,858	1,877,072
J.M. Smucker Co.	13,246	1,799,072
JBS S.A.	28,064	191,208
Nestle S.A.	18,341	2,565,163
		$8,323,169

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Drug Stores – 0.4%
Albertsons Cos., Inc., “A”	13,647	$ 412,003
Tesco PLC	441,441	1,732,189
		$2,144,192
Gaming & Lodging – 0.1%
International Game Technology PLC	12,653	$ 365,798
Tabcorp Holdings Ltd.	34,223	124,993
		$490,791
General Merchandise – 0.0%
Bim Birlesik Magazalar A.S.	46,218	$ 214,163
Health Maintenance Organizations – 0.3%
Cigna Corp.	7,617	$ 1,749,092
Insurance – 2.3%
Aon PLC (s)	9,639	$ 2,897,098
China Pacific Insurance Co. Ltd.	53,800	145,927
Chubb Ltd.	10,440	2,018,156
Equitable Holdings, Inc.	18,401	603,369
Everest Re Group Ltd.	1,128	308,982
Hartford Financial Services Group, Inc.	7,670	529,537
Manulife Financial Corp.	84,966	1,619,455
MetLife, Inc.	9,777	610,965
Samsung Fire & Marine Insurance Co. Ltd. (a)	3,414	580,129
Travelers Cos., Inc.	8,001	1,251,596
Willis Towers Watson PLC	6,215	1,476,000
		$12,041,214
Internet – 0.0%
Gartner, Inc. (a)	599	$ 200,258
Leisure & Toys – 0.2%
Brunswick Corp.	4,116	$ 414,605
DeNA Co. Ltd.	7,000	107,772
Nintendo Co. Ltd.	500	233,200
Polaris, Inc.	952	104,634
		$860,211
Machinery & Tools – 1.5%
Eaton Corp. PLC	21,486	$ 3,713,210
GEA Group AG	3,048	166,879
Ingersoll Rand, Inc.	31,296	1,936,284
Kubota Corp.	51,300	1,138,786
PACCAR, Inc.	4,595	405,555
Regal Rexnord Corp.	3,790	644,982
		$8,005,696
Major Banks – 3.6%
Bank of America Corp. (s)	53,064	$ 2,360,817
BNP Paribas	28,934	2,001,846
China Construction Bank Corp.	738,000	511,084
DBS Group Holdings Ltd.	74,300	1,800,711
Erste Group Bank AG	8,740	410,856
Goldman Sachs Group, Inc. (f)	6,047	2,313,280

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – continued
JPMorgan Chase & Co. (f)	18,115	$ 2,868,510
Mitsubishi UFJ Financial Group, Inc.	202,500	1,100,080
NatWest Group PLC	531,746	1,624,464
UBS Group AG	209,452	3,759,264
		$18,750,912
Medical & Health Technology & Services – 0.4%
McKesson Corp.	4,878	$ 1,212,524
Quest Diagnostics, Inc.	3,121	539,964
Sonic Healthcare Ltd.	5,346	181,367
		$1,933,855
Medical Equipment – 1.0%
Becton, Dickinson and Co.	4,855	$ 1,220,935
Boston Scientific Corp. (a)(s)	26,343	1,119,051
Danaher Corp.	1,833	603,075
Medtronic PLC	14,743	1,525,163
Thermo Fisher Scientific, Inc.	1,556	1,038,226
		$5,506,450
Metals & Mining – 0.8%
Fortescue Metals Group Ltd.	34,424	$ 481,118
Glencore PLC	47,731	242,241
POSCO	1,190	274,789
Rio Tinto PLC	39,562	2,619,624
Vale S.A.	33,500	468,880
		$4,086,652
Natural Gas - Distribution – 0.0%
UGI Corp.	4,781	$ 219,496
Natural Gas - Pipeline – 0.1%
Equitrans Midstream Corp.	28,542	$ 295,124
Pembina Pipeline Corp. (l)	8,882	269,420
		$564,544
Other Banks & Diversified Financials – 0.9%
Hana Financial Group, Inc.	4,776	$ 168,943
KBC Group N.V.	11,163	959,027
Sberbank of Russia PJSC, ADR	35,343	567,255
SLM Corp.	26,251	516,357
Tisco Financial Group PCL	137,400	394,863
Truist Financial Corp.	32,850	1,923,367
		$4,529,812
Pharmaceuticals – 3.6%
Bayer AG	28,058	$ 1,501,369
Johnson & Johnson (f)	32,914	5,630,598
Merck & Co., Inc. (f)	44,535	3,413,163
Novartis AG	12,693	1,114,652
Novo Nordisk A.S., “B”	8,434	942,877
Organon & Co.	14,674	446,823
Roche Holding AG	13,367	5,541,094
		$18,590,576

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Printing & Publishing – 0.5%
RELX PLC	25,405	$ 824,900
Transcontinental, Inc., “A”	5,714	91,744
Wolters Kluwer N.V.	14,718	1,735,967
		$2,652,611
Railroad & Shipping – 0.5%
Canadian Pacific Railway Ltd.	18,480	$ 1,329,152
Union Pacific Corp.	5,363	1,351,100
		$2,680,252
Real Estate – 0.1%
Extra Space Storage, Inc., REIT	1,908	$ 432,601
National Storage Affiliates Trust, REIT	2,273	157,291
		$589,892
Restaurants – 0.1%
Yum China Holdings, Inc.	14,469	$ 721,135
Specialty Chemicals – 0.3%
Akzo Nobel N.V.	8,572	$ 941,765
Axalta Coating Systems Ltd. (a)	20,600	682,272
		$1,624,037
Specialty Stores – 0.2%
Home Depot, Inc.	2,627	$ 1,090,231
Telecommunications - Wireless – 1.2%
KDDI Corp.	118,100	$ 3,451,728
T-Mobile US, Inc. (a)	11,134	1,291,321
Turkcell Iletisim Hizmetleri A.S.	98,299	137,168
Vodafone Group PLC	759,559	1,154,146
		$6,034,363
Telephone Services – 0.2%
Hellenic Telecommunications Organization S.A.	27,310	$ 505,407
PT Telekom Indonesia	903,500	256,105
Quebecor, Inc., “B”	22,230	501,733
		$1,263,245
Tobacco – 0.7%
British American Tobacco PLC	31,652	$ 1,171,101
Imperial Tobacco Group PLC	25,374	555,187
Japan Tobacco, Inc. (l)	29,400	593,597
Philip Morris International, Inc. (s)	13,124	1,246,780
		$3,566,665
Utilities - Electric Power – 1.0%
American Electric Power Co., Inc.	2,843	$ 252,942
CLP Holdings Ltd.	45,000	454,470
Duke Energy Corp.	11,284	1,183,691
E.ON SE	117,326	1,628,554
ENGIE Energía Brasil S.A.	17,600	121,367
Exelon Corp.	15,042	868,826
Iberdrola S.A.	31,625	370,597

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Terna Participacoes S.A., IEU	60,517	$ 395,153
		$5,275,600
Total Common Stocks (Identified Cost, $114,402,066)		$186,362,746
Preferred Stocks – 0.3%
Computer Software - Systems – 0.1%
Samsung Electronics Co. Ltd.	8,484	$ 508,148
Consumer Products – 0.2%
Henkel AG & Co. KGaA	14,136	$ 1,144,915
Total Preferred Stocks (Identified Cost, $1,195,176)		$ 1,653,063
Convertible Preferred Stocks – 0.1%
Medical Equipment – 0.1%
Boston Scientific Corp., 5.5%	2,435	$ 279,197
Danaher Corp., 4.75%	101	221,594
Total Convertible Preferred Stocks (Identified Cost, $364,211)		$ 500,791
Investment Companies (h) – 2.5%
Money Market Funds – 2.5%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $12,950,052)	12,950,052	$ 12,950,052
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.2%
Market Index Securities – 0.0%
S&P 500 Index – January 2022 @ $4,450	Put	Merrill Lynch International	$ 7,149,270	15	$ 14,175
Other – 0.2%
U.S. Treasury 10 yr - Interest Rate Swap - Fund pays 1.75%, Fund receives FLR (3-month LIBOR) – September 2022	Put	Merrill Lynch International	$ 39,000,000	$ 39,000,000	$ 842,604
Total Purchased Options (Premiums Paid, $437,296)					$ 856,779
Other Assets, Less Liabilities – (0.1)%					(678,253)
Net Assets – 100.0%					$522,743,228
(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $12,950,052 and $510,471,429, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $51,223,873, representing 9.8% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
Acres PLC, 2021-FL2, “AS”, FLR, 1.84% (LIBOR - 1mo. + 1.75%), 1/15/2037	12/07/2021	$370,000	$370,002
Acres PLC, 2021-FL2, “B”, FLR, 2.352% (LIBOR - 1mo. + 2.25%), 1/15/2037	12/07/2021	604,000	604,003
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 3.014% (LIBOR - 1mo. + 2.85%), 7/15/2035	6/12/2020	357,000	361,550
Total Restricted Securities			$1,335,555
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
IEU	International Equity Unit
LIBOR	London Interbank Offered Rate
PCL	Public Company Limited
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
Derivative Contracts at 12/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	4,620,000	USD	3,325,682	Deutsche Bank AG	1/14/2022	$ 35,684
AUD	2,323,000	USD	1,662,152	Goldman Sachs International	1/14/2022	27,989
AUD	2,350,000	USD	1,688,051	JPMorgan Chase Bank N.A.	1/14/2022	21,735
AUD	832,272	USD	595,268	JPMorgan Chase Bank N.A.	3/16/2022	10,356
AUD	1,924,984	USD	1,399,029	UBS AG	1/14/2022	1,529
CAD	2,050,000	USD	1,617,530	Merrill Lynch International	1/14/2022	3,075
CHF	637,653	USD	691,000	JPMorgan Chase Bank N.A.	3/11/2022	9,996
CHF	1,782,000	USD	1,931,035	JPMorgan Chase Bank N.A.	3/16/2022	28,268
CNH	5,500,000	USD	853,993	Goldman Sachs International	1/14/2022	10,737
CNH	4,500,000	USD	694,304	HSBC Bank	1/14/2022	13,203
CNH	21,582,000	USD	3,362,823	JPMorgan Chase Bank N.A.	1/14/2022	30,377
CNH	13,099,000	USD	2,040,406	JPMorgan Chase Bank N.A.	3/16/2022	10,842
CNY	2,190,993	USD	341,000	JPMorgan Chase Bank N.A.	3/11/2022	1,079
CZK	8,239,000	USD	372,098	Citibank N.A.	1/14/2022	4,627
CZK	64,545,000	USD	2,874,633	JPMorgan Chase Bank N.A.	1/14/2022	76,663
CZK	10,305,000	USD	465,533	UBS AG	1/14/2022	5,660
DKK	4,719,079	USD	718,040	JPMorgan Chase Bank N.A.	3/16/2022	5,495
EUR	160,561	USD	181,959	Deutsche Bank AG	1/14/2022	876
EUR	6,845,235	USD	7,756,455	Goldman Sachs International	1/14/2022	38,377
EUR	1,011,064	USD	1,141,085	HSBC Bank	1/14/2022	10,237
EUR	1,553,369	USD	1,757,000	JPMorgan Chase Bank N.A.	3/11/2022	13,897
EUR	1,143,788	USD	1,292,355	UBS AG	1/14/2022	10,104
GBP	3,652,992	USD	4,888,511	Deutsche Bank AG	1/14/2022	55,900
GBP	564,301	USD	747,241	HSBC Bank	1/14/2022	16,553
GBP	2,488,432	USD	3,289,207	JPMorgan Chase Bank N.A.	3/16/2022	77,987
IDR	16,199,936,460	USD	1,125,777	Citibank N.A.	2/22/2022	6,353
IDR	3,000,000,000	USD	209,205	JPMorgan Chase Bank N.A.	1/28/2022	918
JPY	25,000,000	USD	216,851	Morgan Stanley Capital Services, Inc.	1/14/2022	497
MXN	52,185,808	USD	2,445,413	JPMorgan Chase Bank N.A.	3/16/2022	71,338
NOK	187,226,109	USD	20,708,676	Goldman Sachs International	3/11/2022	525,080
NOK	21,571,603	USD	2,394,817	JPMorgan Chase Bank N.A.	1/14/2022	54,219
NOK	48,815,574	USD	5,422,327	JPMorgan Chase Bank N.A.	3/16/2022	113,418
NZD	852,001	USD	577,426	JPMorgan Chase Bank N.A.	3/16/2022	5,474
PLN	5,954,931	USD	1,448,183	JPMorgan Chase Bank N.A.	3/16/2022	21,877
SEK	28,500,000	USD	3,151,985	Deutsche Bank AG	1/14/2022	2,249
SEK	136,875,807	USD	15,045,266	Goldman Sachs International	3/11/2022	110,345
SGD	972,000	USD	711,664	JPMorgan Chase Bank N.A.	3/16/2022	9,348
TRY	274,000	USD	18,710	JPMorgan Chase Bank N.A.	3/16/2022	754
USD	293,914	AUD	403,734	Citibank N.A.	1/14/2022	170
USD	1,966,314	AUD	2,631,865	Deutsche Bank AG	1/14/2022	51,453
USD	1,769,396	CAD	2,213,257	Deutsche Bank AG	1/14/2022	19,730
USD	1,695,622	CAD	2,100,000	Goldman Sachs International	1/14/2022	35,490
USD	5,316,538	CAD	6,583,397	HSBC Bank	1/14/2022	112,104
USD	289,757	COP	1,149,784,960	JPMorgan Chase Bank N.A.	3/11/2022	9,068

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
USD	11,677,048	EUR	10,058,610	Deutsche Bank AG	1/14/2022	$ 223,071
USD	2,874,559	EUR	2,478,429	Goldman Sachs International	1/14/2022	52,313
USD	1,521,652	EUR	1,313,008	HSBC Bank	1/14/2022	26,499
USD	1,066,059	EUR	921,618	JPMorgan Chase Bank N.A.	1/14/2022	16,590
USD	1,736,451	EUR	1,495,709	Morgan Stanley Capital Services, Inc.	1/14/2022	33,251
USD	1,236,677	EUR	1,057,000	NatWest Markets PLC	1/14/2022	33,047
USD	5,009,683	EUR	4,316,211	UBS AG	1/14/2022	94,712
USD	4,920,736	GBP	3,610,522	Deutsche Bank AG	1/14/2022	33,808
USD	586,553	GBP	425,000	HSBC Bank	1/14/2022	11,306
USD	1,674,246	HUF	537,973,000	Goldman Sachs International	1/14/2022	17,832
USD	1,843,307	JPY	210,000,000	Barclays Bank PLC	1/14/2022	17,583
USD	884,084	JPY	101,027,653	Deutsche Bank AG	1/14/2022	5,757
USD	1,524,944	JPY	173,504,448	Goldman Sachs International	1/14/2022	16,510
USD	956,008	JPY	109,112,072	JPMorgan Chase Bank N.A.	1/14/2022	7,396
USD	34,978,426	JPY	3,968,956,490	JPMorgan Chase Bank N.A.	3/11/2022	457,352
USD	3,001,087	JPY	338,767,365	UBS AG	1/14/2022	55,869
USD	683,214	KRW	805,816,610	Barclays Bank PLC	2/11/2022	5,922
USD	372,767	KRW	437,994,000	BNP Paribas S.A.	2/11/2022	4,632
USD	3,319,015	KRW	3,902,332,070	Goldman Sachs International	1/24/2022	37,820
USD	4,528,705	KRW	5,368,708,184	Goldman Sachs International	2/16/2022	16,725
USD	2,150,400	KRW	2,536,934,400	JPMorgan Chase Bank N.A.	2/11/2022	18,097
USD	153,594	NOK	1,300,000	Goldman Sachs International	1/14/2022	6,004
USD	5,192,499	NOK	44,500,000	JPMorgan Chase Bank N.A.	1/14/2022	140,390
USD	1,670,738	NZD	2,350,000	Citibank N.A.	1/14/2022	61,361
USD	3,296,271	NZD	4,800,000	Goldman Sachs International	1/14/2022	9,033
USD	886,057	PLN	3,500,000	JPMorgan Chase Bank N.A.	1/14/2022	17,901
USD	496,248	RUB	37,544,092	JPMorgan Chase Bank N.A.	3/11/2022	2,916
USD	3,343,483	SEK	28,995,000	JPMorgan Chase Bank N.A.	1/14/2022	134,464
USD	32,371	TWD	894,000	JPMorgan Chase Bank N.A.	2/18/2022	59
USD	355,885	ZAR	5,455,963	Brown Brothers Harriman	1/14/2022	13,968
						$ 3,243,319
Liability Derivatives
AUD	5,292,553	USD	3,919,811	Deutsche Bank AG	1/14/2022	$ (69,117)
AUD	1,734,875	USD	1,281,550	UBS AG	1/14/2022	(19,311)
CAD	5,209,269	USD	4,215,631	Deutsche Bank AG	1/14/2022	(97,499)
CAD	2,391,685	USD	1,938,146	HSBC Bank	1/14/2022	(47,426)
CAD	494,950	USD	391,365	JPMorgan Chase Bank N.A.	3/11/2022	(133)
CAD	2,713,329	USD	2,145,094	JPMorgan Chase Bank N.A.	3/16/2022	(400)
CAD	501,000	USD	403,479	State Street Bank Corp.	1/14/2022	(7,419)
CAD	820,000	USD	663,398	UBS AG	1/14/2022	(15,156)
CLP	134,879,000	USD	164,647	Goldman Sachs International	2/18/2022	(7,388)
COP	1,321,303,000	USD	331,866	Goldman Sachs International	3/11/2022	(9,306)
EUR	280,000	USD	324,563	Citibank N.A.	1/14/2022	(5,720)
EUR	1,300,000	USD	1,480,577	Credit Suisse Group	1/14/2022	(236)
EUR	7,422,908	USD	8,527,130	Deutsche Bank AG	1/14/2022	(74,490)
EUR	3,250,519	USD	3,778,405	HSBC Bank	1/14/2022	(76,962)
EUR	6,020,798	USD	6,998,495	JPMorgan Chase Bank N.A.	1/14/2022	(142,469)
EUR	2,900,000	USD	3,395,295	Merrill Lynch International	1/14/2022	(92,997)
EUR	595,826	USD	690,197	Morgan Stanley Capital Services, Inc.	1/14/2022	(11,715)
EUR	1,249,340	USD	1,446,348	UBS AG	1/14/2022	(23,694)
GBP	56,513	USD	78,121	Brown Brothers Harriman	1/14/2022	(1,628)
GBP	2,139,308	USD	2,928,933	Deutsche Bank AG	1/14/2022	(33,328)

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
GBP	257,538	USD	352,640	HSBC Bank	1/14/2022	$ (4,056)
GBP	475,000	USD	648,683	JPMorgan Chase Bank N.A.	1/14/2022	(5,760)
HUF	122,993,000	USD	395,820	Goldman Sachs International	1/14/2022	(17,126)
HUF	351,206,000	USD	1,075,999	JPMorgan Chase Bank N.A.	3/16/2022	(1,377)
HUF	138,660,000	USD	446,313	UBS AG	1/14/2022	(19,380)
ILS	1,799,000	USD	580,803	JPMorgan Chase Bank N.A.	3/16/2022	(1,804)
JPY	181,345,341	USD	1,594,259	Brown Brothers Harriman	1/14/2022	(17,656)
JPY	167,730,248	USD	1,472,741	Deutsche Bank AG	1/14/2022	(14,508)
JPY	191,000,000	USD	1,686,212	Goldman Sachs International	1/14/2022	(25,673)
JPY	136,468,345	USD	1,206,799	HSBC Bank	1/14/2022	(20,354)
JPY	3,027,675,272	USD	26,659,886	JPMorgan Chase Bank N.A.	3/16/2022	(324,125)
JPY	35,000,000	USD	307,862	NatWest Markets PLC	1/14/2022	(3,575)
NZD	2,400,000	USD	1,684,813	Goldman Sachs International	1/14/2022	(41,194)
RUB	43,746,000	USD	599,482	Citibank N.A.	4/25/2022	(30,806)
SEK	44,867,000	USD	5,074,916	Goldman Sachs International	1/14/2022	(109,265)
SEK	1,400,000	USD	163,636	JPMorgan Chase Bank N.A.	1/14/2022	(8,691)
THB	55,300,000	USD	1,689,220	JPMorgan Chase Bank N.A.	2/18/2022	(29,280)
THB	88,169,000	USD	2,693,581	JPMorgan Chase Bank N.A.	3/17/2022	(54,930)
USD	174,107	AUD	245,030	Deutsche Bank AG	1/14/2022	(4,168)
USD	10,291,620	AUD	14,555,070	JPMorgan Chase Bank N.A.	3/11/2022	(299,546)
USD	4,090,852	AUD	5,719,608	JPMorgan Chase Bank N.A.	3/16/2022	(71,169)
USD	477,657	AUD	670,685	UBS AG	1/14/2022	(10,313)
USD	3,781,762	BRL	21,584,409	Merrill Lynch International	3/03/2022	(39,953)
USD	2,127,261	CAD	2,725,695	HSBC Bank	1/14/2022	(27,508)
USD	267,506	CHF	244,000	Deutsche Bank AG	1/14/2022	(341)
USD	24,045,360	CHF	22,206,275	JPMorgan Chase Bank N.A.	3/11/2022	(366,837)
USD	2,737,535	CNH	17,567,000	JPMorgan Chase Bank N.A.	3/16/2022	(13,382)
USD	21,073,546	CNY	135,207,871	Barclays Bank PLC	3/11/2022	(36,401)
USD	3,322,808	CZK	74,899,000	JPMorgan Chase Bank N.A.	1/14/2022	(101,921)
USD	344,931	CZK	7,843,822	JPMorgan Chase Bank N.A.	3/11/2022	(11,789)
USD	755,953	DKK	4,986,301	JPMorgan Chase Bank N.A.	3/11/2022	(8,460)
USD	707,571	EUR	624,000	Barclays Bank PLC	1/14/2022	(2,992)
USD	2,313,634	EUR	2,050,000	Credit Suisse Group	1/14/2022	(20,749)
USD	2,865,107	EUR	2,529,212	Deutsche Bank AG	1/14/2022	(14,967)
USD	220,413	EUR	195,598	Goldman Sachs International	1/14/2022	(2,319)
USD	80,041,256	EUR	70,979,325	Goldman Sachs International	3/11/2022	(877,759)
USD	5,987,449	EUR	5,293,149	HSBC Bank	1/14/2022	(39,986)
USD	7,297,237	EUR	6,472,079	JPMorgan Chase Bank N.A.	3/11/2022	(81,169)
USD	19,184,238	EUR	16,953,362	JPMorgan Chase Bank N.A.	3/16/2022	(145,511)
USD	566,886	EUR	497,830	NatWest Markets PLC	1/14/2022	(4)
USD	560,737	EUR	499,705	UBS AG	1/14/2022	(8,288)
USD	1,663,218	GBP	1,230,000	Credit Suisse Group	1/14/2022	(1,616)
USD	2,674,740	GBP	2,010,218	Deutsche Bank AG	1/14/2022	(46,140)
USD	6,399,355	GBP	4,834,069	Goldman Sachs International	3/11/2022	(141,983)
USD	1,678,187	GBP	1,245,000	JPMorgan Chase Bank N.A.	1/14/2022	(6,951)
USD	1,653,240	GBP	1,251,000	JPMorgan Chase Bank N.A.	3/16/2022	(39,536)
USD	171,437	GBP	128,033	Morgan Stanley Capital Services, Inc.	1/14/2022	(1,858)
USD	1,114,124	IDR	16,018,869,000	JPMorgan Chase Bank N.A.	2/22/2022	(5,353)
USD	423,025	ILS	1,321,342	JPMorgan Chase Bank N.A.	3/11/2022	(2,205)
USD	404,501	JPY	46,642,784	HSBC Bank	1/14/2022	(1,008)
USD	743,066	MXN	15,905,487	Goldman Sachs International	3/11/2022	(24,732)
USD	1,709,862	NZD	2,510,000	Goldman Sachs International	1/14/2022	(9,090)

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	1,657,286	NZD	2,454,000	JPMorgan Chase Bank N.A.	1/14/2022	$ (23,315)
USD	3,361,438	NZD	4,980,114	JPMorgan Chase Bank N.A.	3/11/2022	(46,097)
USD	581,426	PLN	2,384,778	Goldman Sachs International	3/11/2022	(7,542)
USD	2,035,556	SEK	18,432,333	JPMorgan Chase Bank N.A.	3/16/2022	(5,479)
USD	554,729	SGD	758,723	JPMorgan Chase Bank N.A.	3/11/2022	(8,083)
USD	413,310	TWD	11,514,000	Barclays Bank PLC	1/21/2022	(2,843)
USD	1,281,917	TWD	35,686,000	JPMorgan Chase Bank N.A.	1/21/2022	(7,891)
USD	1,662,570	TWD	46,000,000	JPMorgan Chase Bank N.A.	2/18/2022	(13)
USD	4,261,057	ZAR	68,980,122	JPMorgan Chase Bank N.A.	3/16/2022	(24,200)
						$(4,057,421)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
CAC 40 Index	Long	EUR	47	$3,822,182	January – 2022	$91,116
FTSE 100 Index	Long	GBP	143	14,176,162	March – 2022	177,783
FTSE MIB Index	Long	EUR	129	20,009,085	March – 2022	291,613
FTSE/JSE Top 40 Index	Long	ZAR	110	4,624,487	March – 2022	104,098
Hang Seng Index	Long	HKD	34	5,112,722	January – 2022	55,464
Mexbol Index	Long	MXN	332	8,717,240	March – 2022	410,582
MSCI Singapore Index	Long	SGD	13	328,135	January – 2022	3,810
OMX 30 Index	Long	SEK	764	20,454,472	January – 2022	608,163
S&P/TSX 60 Index	Long	CAD	23	4,658,002	March – 2022	76,222
Topix Index	Long	JPY	14	2,424,411	March – 2022	50,740
						$1,869,591
Interest Rate Futures
Canadian Treasury Bond 10 yr	Long	CAD	48	$5,411,882	March – 2022	$79,750
Euro-Bund 10 yr	Short	EUR	265	51,702,740	March – 2022	879,147
Euro-Buxl 30 yr	Short	EUR	12	2,824,481	March – 2022	143,697
Japan Government Bond 10 yr	Short	JPY	13	17,131,792	March – 2022	54,077
Long Gilt 10 yr	Short	GBP	138	23,330,058	March – 2022	354,641
						$1,511,312
						$3,380,903
Liability Derivatives
Equity Futures
AEX 25 Index	Short	EUR	62	$11,261,305	January – 2022	$(121,023)
BIST 30 Index	Long	TRY	7,203	11,417,863	February – 2022	(300,431)
DAX Index	Short	EUR	13	5,866,916	March – 2022	(35,449)
FTSE Taiwan Index	Short	USD	293	18,793,020	January – 2022	(108,996)
IBEX 35 Index	Short	EUR	26	2,570,669	January – 2022	(78,987)
IBOV Index	Long	BRL	367	6,972,012	February – 2022	(307,173)
KOSPI 200 Index	Short	KRW	93	7,710,883	March – 2022	(104,299)
NIFTY Index	Short	USD	510	17,788,290	January – 2022	(198,319)
Russell 2000 Index	Short	USD	121	13,568,940	March – 2022	(167,057)
S&P 500 E-Mini Index	Short	USD	126	29,978,550	March – 2022	(623,633)

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
Equity Futures - continued
S&P/ASX 200 Index	Short	AUD	155	$20,713,076	March – 2022	$(259,822)
						$(2,305,189)
Interest Rate Futures
Australian Bond 10 yr	Long	AUD	515	$52,144,363	March – 2022	$(130,864)
Canadian Treasury Bond 5 yr	Short	CAD	78	7,553,042	March – 2022	(26,898)
Euro-Bobl 5 yr	Long	EUR	145	21,995,585	March – 2022	(180,273)
U.S. Treasury Bond	Short	USD	22	3,529,625	March – 2022	(49,617)
U.S. Treasury Note 10 yr	Short	USD	36	4,696,875	March – 2022	(39,974)
U.S. Treasury Note 2 yr	Long	USD	38	8,290,531	March – 2022	(2,793)
U.S. Treasury Note 5 yr	Short	USD	175	21,170,898	March – 2022	(82,574)
U.S. Treasury Ultra Bond	Long	USD	13	2,562,625	March – 2022	(55,339)
U.S. Treasury Ultra Note 10 yr	Short	USD	87	12,740,062	March – 2022	(239,045)
						$(807,377)
						$(3,112,566)
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
9/17/31	USD	14,500,000	centrally cleared	0.12% FLR (3-Month LIBOR)/Quarterly	1.21%/Semi-annually	$408,998	$13,324	$422,322
Liability Derivatives
Interest Rate Swaps
9/20/23	USD	69,300,000	centrally cleared	0.29%/Semi-annually	0.12% FLR (3-Month LIBOR)/Quarterly	$(578,813)	$(9,308)	$(588,121)
9/16/26	USD	60,500,000	centrally cleared	0.79%/Semi-annually	0.12% FLR (3-Month LIBOR)/Quarterly	(1,376,012)	(25,513)	(1,401,525)
11/06/49	USD	13,102,083	centrally cleared	0.12% FLR (3-Month LIBOR)/Quarterly	1.89%/Semi-annually	(502,027)	—	(502,027)
						$(2,456,852)	$(34,821)	$(2,491,673)

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Credit Default Swaps
12/20/26	EUR	542,000	Goldman Sachs International	5.00%/Quarterly	(1)	$(1,191)	$117,524	$116,333
12/20/31	EUR	640,000	Barclays Bank PLC	1.00%/Quarterly	(2)	(544)	6,965	6,421
						$(1,735)	$124,489	$122,754
(1) Fund, as protection seller, to pay notional amount upon a defined credit event Glencore Funding LLC, 1.875%, 9/13/23 a BBB+ rated bond. The fund entered into the contract to gain issuer exposure.
(2) Fund, as protection seller, to pay notional amount upon a defined credit event Daimler Finance North America LLC, 1.4%, 1/12/24 a A- rated bond. The fund entered into the contract to gain issuer exposure.
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default swap index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody's, Fitch, and Standard & Poor's rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, than the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default swap index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index's reference basket of securities.
At December 31, 2021, the fund had cash collateral of $1,680,448 and other liquid securities with an aggregate value of $38,205,703 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value, including $428,492 of securities on loan (identified cost, $439,377,306)	$510,471,429
Investments in affiliated issuers, at value (identified cost, $12,950,052)	12,950,052
Cash	32,645
Foreign currency, at value (identified cost, $16,939)	16,989
Restricted cash for
Forward foreign currency exchange contracts	370,000
Deposits with brokers for
Futures contracts	1,298,880
Cleared options	11,568
Receivables for
Forward foreign currency exchange contracts	3,243,319
Investments sold	660,032
TBA sale commitments	103,631
Fund shares sold	8,439
Interest and dividends	3,025,665
Uncleared swaps, at value (net of unamortized premiums paid, $124,489)	122,754
Receivable from investment adviser	46,987
Other assets	2,468
Total assets	$532,364,858
Liabilities
Payables for
Net daily variation margin on open cleared swap agreements	$56,962
Forward foreign currency exchange contracts	4,057,421
Net daily variation margin on open futures contracts	256,033
Investments purchased	105,209
TBA purchase commitments	4,716,570
Fund shares reacquired	212,767
Payable to affiliates
Administrative services fee	442
Shareholder servicing costs	88
Distribution and/or service fees	6,632
Payable for independent Trustees' compensation	474
Deferred country tax expense payable	4,922
Accrued expenses and other liabilities	204,110
Total liabilities	$9,621,630
Net assets	$522,743,228
Net assets consist of
Paid-in capital	$419,918,156
Total distributable earnings (loss)	102,825,072
Net assets	$522,743,228
Shares of beneficial interest outstanding	34,687,461
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$39,122,531	2,548,067	$15.35
Service Class	483,620,697	32,139,394	15.05
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Interest	$7,968,163
Dividends	5,431,104
Dividends from affiliated issuers	11,694
Income on securities loaned	2,028
Other	59
Foreign taxes withheld	(298,670)
Total investment income	$13,114,378
Expenses
Management fee	$3,957,960
Distribution and/or service fees	1,279,041
Shareholder servicing costs	13,885
Administrative services fee	82,628
Independent Trustees' compensation	9,928
Custodian fee	129,611
Shareholder communications	103,538
Audit and tax fees	94,943
Legal fees	2,772
Miscellaneous	124,614
Total expenses	$5,798,920
Reduction of expenses by investment adviser	(215,559)
Net expenses	$5,583,361
Net investment income (loss)	$7,531,017
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $261 country tax)	$33,932,650
Written options	605,605
Futures contracts	(6,291,504)
Swap agreements	1,000,796
Forward foreign currency exchange contracts	5,178,956
Foreign currency	(1,007,641)
Net realized gain (loss)	$33,418,862
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $4,922 increase in deferred country tax)	$(26,732,246)
Futures contracts	921,188
Swap agreements	(1,298,368)
Forward foreign currency exchange contracts	848,884
Translation of assets and liabilities in foreign currencies	(305,314)
Net unrealized gain (loss)	$(26,565,856)
Net realized and unrealized gain (loss)	$6,853,006
Change in net assets from operations	$14,384,023
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$7,531,017	$6,760,505
Net realized gain (loss)	33,418,862	19,865,576
Net unrealized gain (loss)	(26,565,856)	4,492,245
Change in net assets from operations	$14,384,023	$31,118,326
Total distributions to shareholders	$(29,054,748)	$(34,497,547)
Change in net assets from fund share transactions	$(36,801,795)	$(21,278,512)
Total change in net assets	$(51,472,520)	$(24,657,733)
Net assets
At beginning of period	574,215,748	598,873,481
At end of period	$522,743,228	$574,215,748
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$15.79	$15.86	$14.58	$16.11	$15.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.22	$0.29	$0.29	$0.26
Net realized and unrealized gain (loss)	0.19	0.71	1.80	(0.99)	1.36
Total from investment operations	$0.44	$0.93	$2.09	$(0.70)	$1.62
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.28)	$(0.45)	$(0.13)	$(0.51)
From net realized gain	(0.72)	(0.72)	(0.36)	(0.70)	(0.04)
Total distributions declared to shareholders	$(0.88)	$(1.00)	$(0.81)	$(0.83)	$(0.55)
Net asset value, end of period (x)	$15.35	$15.79	$15.86	$14.58	$16.11
Total return (%) (k)(r)(s)(x)	2.79	6.23	14.58	(4.50)	10.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.82	0.83	0.81	0.81	0.81
Expenses after expense reductions	0.78	0.82	0.80	0.80	0.80
Net investment income (loss)	1.59	1.45	1.85	1.83	1.64
Portfolio turnover	132	120	82	86	35
Net assets at end of period (000 omitted)	$39,123	$43,513	$46,175	$47,517	$56,096
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$15.49	$15.57	$14.32	$15.84	$14.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.18	$0.24	$0.24	$0.22
Net realized and unrealized gain (loss)	0.19	0.70	1.77	(0.98)	1.34
Total from investment operations	$0.40	$0.88	$2.01	$(0.74)	$1.56
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.24)	$(0.40)	$(0.08)	$(0.47)
From net realized gain	(0.72)	(0.72)	(0.36)	(0.70)	(0.04)
Total distributions declared to shareholders	$(0.84)	$(0.96)	$(0.76)	$(0.78)	$(0.51)
Net asset value, end of period (x)	$15.05	$15.49	$15.57	$14.32	$15.84
Total return (%) (k)(r)(s)(x)	2.58	5.99	14.30	(4.80)	10.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.07	1.08	1.06	1.06	1.06
Expenses after expense reductions	1.03	1.07	1.05	1.05	1.05
Net investment income (loss)	1.34	1.19	1.60	1.58	1.39
Portfolio turnover	132	120	82	86	35
Net assets at end of period (000 omitted)	$483,621	$530,703	$552,698	$559,478	$706,456

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Tactical Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$102,966,663	$—	$—	$102,966,663
Switzerland	2,565,163	12,208,381	—	14,773,544
United Kingdom	13,899,890	—	—	13,899,890
Japan	11,459,841	—	—	11,459,841
France	9,040,343	—	—	9,040,343
Canada	6,067,944	—	—	6,067,944
Germany	5,261,551	—	—	5,261,551
Netherlands	3,636,901	—	—	3,636,901
Taiwan	3,605,568	—	—	3,605,568
Other Countries	13,860,523	3,958,007	—	17,818,530
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	10,373,581	—	10,373,581
Non - U.S. Sovereign Debt	—	131,004,355	—	131,004,355
Municipal Bonds	—	2,177,851	—	2,177,851
U.S. Corporate Bonds	—	53,656,296	—	53,656,296
Residential Mortgage-Backed Securities	—	21,466,297	—	21,466,297
Commercial Mortgage-Backed Securities	—	15,169,958	—	15,169,958
Asset-Backed Securities (including CDOs)	—	10,706,820	—	10,706,820
Foreign Bonds	—	77,385,496	—	77,385,496
Mutual Funds	12,950,052	—	—	12,950,052
Total	$185,314,439	$338,107,042	$—	$523,421,481

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
Other Financial Instruments
Futures Contracts – Assets	$2,481,127	$899,776	$—	$3,380,903
Futures Contracts – Liabilities	(2,998,130)	(114,436)	—	(3,112,566)
Forward Foreign Currency Exchange Contracts – Assets	—	3,243,319	—	3,243,319
Forward Foreign Currency Exchange Contracts – Liabilities	—	(4,057,421)	—	(4,057,421)
Swap Agreements – Assets	—	545,076	—	545,076
Swap Agreements – Liabilities	—	(2,491,673)	—	(2,491,673)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$1,511,312	$(807,377)
Equity	Futures Contracts	1,869,591	(2,305,189)
Interest Rate	Cleared Swap Agreements	422,322	(2,491,673)
Credit	Uncleared Swap Agreements	122,754	—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	3,243,319	(4,057,421)
Interest Rate	Purchased Option Contracts	842,604	—
Equity	Purchased Option Contracts	14,175	—
Total		$8,026,077	$(9,661,660)
(a) The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the Statement of Assets and Liabilities.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$2,149,581	$980,171	$—	$—	$—
Foreign Exchange	—	—	5,178,956	—	—
Credit	—	20,625	—	(174,196)	53,264
Equity	(8,441,085)	—	—	(1,088,849)	552,341
Total	$(6,291,504)	$1,000,796	$5,178,956	$(1,263,045)	$605,605
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$1,031,385	$(1,292,640)	$—	$349,624
Foreign Exchange	—	—	848,884	—
Equity	(110,197)	—	—	31,477
Credit	—	(5,728)	—	—
Total	$921,188	$(1,298,368)	$848,884	$381,101
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of December 31, 2021:

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(256,033)
Uncleared Swaps, at value	122,754	—
Cleared Swap Agreements (a)	—	(56,962)
Forward Foreign Currency Exchange Contracts	3,243,319	(4,057,421)
Purchased Options	856,779	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$4,222,852	$(4,370,416)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	409,630	(660,036)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$3,813,222	$(3,710,380)
(a) The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swaps agreements. This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the Portfolio of Investments.
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2021:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$29,926	$(29,926)	$—	$—	$—
Brown Brothers Harriman Co.	13,968	(13,968)	—	—	—
Citibank N.A.	72,511	(36,526)	—	—	35,985
Deutsche Bank AG	428,528	(354,558)	—	—	73,970
Goldman Sachs International	1,020,588	(1,020,588)	—	—	—
JPMorgan Chase Bank N.A.	1,368,274	(1,368,274)	—	—	—
Merrill Lynch International	845,679	(132,950)	—	(712,729)	—
Morgan Stanley Capital Services, Inc.	33,748	(13,573)	—	—	20,175
Total	$3,813,222	$(2,970,363)	$—	$(712,729)	$130,130
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2021:

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(42,236)	$29,926	$—	$—	$(12,310)
Brown Brothers Harriman Co.	(19,284)	13,968	—	—	(5,316)
Citibank N.A.	(36,526)	36,526	—	—	—
Deutsche Bank AG	(354,558)	354,558	—	—	—
Goldman Sachs International	(1,273,377)	1,020,588	—	—	(252,789)
JPMorgan Chase Bank N.A.	(1,837,876)	1,368,274	—	370,000	(99,602)
Merrill Lynch International	(132,950)	132,950	—	—	—
Morgan Stanley Capital Services, Inc.	(13,573)	13,573	—	—	—
Total	$(3,710,380)	$2,970,363	$—	$370,000	$(370,017)
(b) The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Written Options — In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of December 31, 2021 is disclosed in the footnotes to the Portfolio of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of December 31, 2021, the swap agreement's credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund in order to settle these swap agreements would have been required to either (1) pay the swap agreement’s notional value of EUR 1,182,000 less the value of the agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $428,492. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $451,456 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis.
All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$10,579,419	$27,045,497
Long-term capital gains	18,475,329	7,452,050
Total distributions	$29,054,748	$34,497,547
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$456,006,420
Gross appreciation	75,977,158
Gross depreciation	(11,054,459)
Net unrealized appreciation (depreciation)	$64,922,699
Undistributed ordinary income	8,902,326
Undistributed long-term capital gain	29,236,775
Other temporary differences	(236,728)
Total distributable earnings (loss)	$102,825,072

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$2,213,951	$2,739,813
Service Class	26,840,797	31,757,734
Total	$29,054,748	$34,497,547
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $300 million	0.75%
In excess of $300 million and up to $2.5 billion	0.675%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $69,953, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.70% of the fund's average daily net assets.
For the period from January 1, 2021 through July 31, 2021, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2021. For the period from January 1, 2021 through July 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. Effective August 1, 2021, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.76% of average daily net assets for the Initial Class shares and 1.01% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the period from August 1, 2021 through December 31, 2021, this reduction amounted to $145,606, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $13,599, which equated to 0.0025% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $286.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0149% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $13,326,496 and $1,410,600, respectively. The sales transactions resulted in net realized gains (losses) of $171,505.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$132,168,087	$154,859,473
Non-U.S. Government securities	562,046,404	575,412,944
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	69,401	$1,081,967	100,173	$1,507,014
Service Class	734,621	11,362,268	1,140,931	17,184,459
	804,022	$12,444,235	1,241,104	$18,691,473
Shares issued to shareholders in reinvestment of distributions
Initial Class	143,205	$2,213,951	183,634	$2,739,813
Service Class	1,770,501	26,840,797	2,167,763	31,757,734
	1,913,706	$29,054,748	2,351,397	$34,497,547
Shares reacquired
Initial Class	(419,823)	$(6,649,980)	(440,732)	$(6,677,947)
Service Class	(4,618,366)	(71,650,798)	(4,551,744)	(67,789,585)
	(5,038,189)	$(78,300,778)	(4,992,476)	$(74,467,532)
Net change
Initial Class	(207,217)	$(3,354,062)	(156,925)	$(2,431,120)
Service Class	(2,113,244)	(33,447,733)	(1,243,050)	(18,847,392)
	(2,320,461)	$(36,801,795)	(1,399,975)	$(21,278,512)

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $1,489 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$37,119,815	$487,904,156	$512,073,919	$—	$—	$12,950,052
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$11,694	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.

MFS Global Tactical Allocation Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Tactical Allocation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Tactical Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Global Tactical Allocation Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

MFS Global Tactical Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

MFS Global Tactical Allocation Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Pilar Gomez-Bravo Steven Gorham Andy Li Johnathan Munko Vipin Narula Benjamin Nastou Henry Peabody Jonathan Sage Natalie Shapiro Erich Shigley Robert Spector Erik Weisman

MFS Global Tactical Allocation Portfolio
Board Review of Investment Advisory Agreement
MFS Global Tactical Allocation Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s

MFS Global Tactical Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2021, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

MFS Global Tactical Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

MFS Global Tactical Allocation Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $20,323,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 19.94% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report
December 31, 2021
MFS®  Government
Securities Portfolio
MFS® Variable Insurance Trust II
GSS-ANN

MFS® Government Securities Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Government Securities Portfolio
Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Mortgage-Backed Securities	47.8%
U.S. Treasury Securities	39.3%
Commercial Mortgage-Backed Securities	4.0%
Collateralized Debt Obligations	2.7%
Municipal Bonds	1.8%
Investment Grade Corporates	0.9%
U.S. Government Agencies	0.8%
Non-U.S. Government Bonds	0.4%
Asset-Backed Securities	0.1%
Composition including fixed income credit quality (a)(i)
AAA	5.4%
AA	2.0%
A	2.2%
BBB	0.3%
U.S. Government	37.7%
Federal Agencies	48.6%
Not Rated	1.6%
Cash & Cash Equivalents	3.7%
Other	(1.5)%
Portfolio facts (i)
Average Duration (d)	5.6
Average Effective Maturity (m)	7.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Government Securities Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Government Securities Portfolio (fund) provided a total return of -1.89%, while Service Class shares of the fund provided a total return of -2.14%. These compare with a return of -1.77% over the same period for the fund’s benchmark, the Bloomberg U.S. Government/Mortgage Bond Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
Relative to the Bloomberg U.S. Government/Mortgage Bond Index, yield curve(y) positioning, particularly the fund’s lesser exposure to shifts in the long end (centered around maturities of 30 years) of the yield curve, detracted from relative performance.
On the positive side, the fund’s out-of-benchmark exposure to commercial mortgage-backed securities (CMBS) contributed to relative returns. Favorable security selection within the mortgage-backed securities (MBS) and treasury sectors was another area of relative strength. Additionally, the fund's shorter duration(d) stance benefited relative returns as interest rates generally rose during the reporting period.
Respectfully,
Portfolio Manager(s)
Geoffrey Schechter and Jake Stone
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Government Securities Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	(1.89)%	2.69%	1.96%
Service Class	8/24/01	(2.14)%	2.45%	1.70%
Comparative benchmark(s)
Bloomberg U.S. Government/Mortgage Bond Index (f)	(1.77)%	2.85%	2.21%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Government/Mortgage Bond Index(a) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
4

MFS Government Securities Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Government Securities Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.58%	$1,000.00	$997.41	$2.92
	Hypothetical (h)	0.58%	$1,000.00	$1,022.28	$2.96
Service Class	Actual	0.83%	$1,000.00	$995.72	$4.18
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Government Securities Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 95.8%
Asset-Backed & Securitized – 6.8%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.038%, 11/15/2054 (i)	$3,622,462	$ 263,954
ACREC 2021-FL1 Ltd., “AS”, FLR, 1.603% (LIBOR - 1mo. + 1.5%), 10/16/2036 (n)	1,293,000	1,287,193
ACREC 2021-FL1 Ltd., “B”, FLR, 1.903% (LIBOR - 1mo. + 1.8%), 10/16/2036 (n)	1,003,500	998,961
Allegro CLO Ltd., 2016-1A, “BR2”, FLR, 1.673% (LIBOR - 3mo. + 1.55%), 1/15/2030 (n)	635,246	635,260
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 1.609% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)	671,500	668,352
Arbor Realty Trust, Inc., CLO, 2021-FL3, “AS”, FLR, 1.509% (LIBOR - 1mo. + 1.4%), 8/15/2034 (n)	1,107,000	1,102,901
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.307%, 7/15/2054 (i)	3,665,568	346,496
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.638%, 2/15/2054 (i)	2,398,010	281,265
BDS Ltd., 2021-FL9, “A”, 1.173%, 11/16/2038 (n)	989,500	984,687
Benchmark Mortgage Trust, 2021-B23, “XA”, 1.276%, 2/15/2054 (i)	7,645,914	679,635
Benchmark Mortgage Trust, 2021-B24, “XA”, 1.154%, 3/15/2054 (i)	4,512,845	367,625
Benchmark Mortgage Trust, 2021-B26, “XA”, 0.999%, 6/15/2054 (i)	6,480,340	420,818
Benchmark Mortgage Trust, 2021-B27, “XA”, 1.271%, 7/15/2054 (i)	5,817,849	543,631
Benchmark Mortgage Trust, 2021-B28, “XA”, 1.291%, 8/15/2054 (i)	6,809,503	639,960
Benchmark Mortgage Trust, 2021-B29, “XA”, 1.049%, 9/15/2054 (i)(n)	7,601,572	564,866
BPCRE Holder LLC, FLR, 0.958% (LIBOR - 1mo. + 0.85%), 2/15/2037 (n)	215,525	215,279
BPCRE Holder LLC, FLR, 1.658% (LIBOR - 1mo. + 1.55%), 2/15/2037 (n)	225,500	225,280
BSPDF 2021-FL1 Issuer Ltd., “A”, 1.309%, 10/15/2036 (n)	614,500	612,220
BSPDF 2021-FL1 Issuer Ltd., “AS”, FLR, 1.589% (LIBOR - 1mo. + 1.48%), 10/15/2036 (n)	777,500	779,681
BXMT Ltd., 2021-FL4, “AS”, FLR, 1.409% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	1,344,000	1,339,800
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	268,454	273,444
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.873%, 12/15/2072 (i)(n)	4,431,845	257,722
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.334%, 2/15/2054 (i)	5,893,544	575,747
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.783%, 4/15/2054 (i)	3,312,648	188,544
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.053%, 6/15/2064 (i)	2,252,164	176,915
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	1,136,000	1,190,638
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	144,366	152,144
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	1,965,000	2,071,191
GS Mortgage Securities Trust, 2015-GC32, “A2”, 3.062%, 7/10/2048	115,678	116,985
LoanCore Ltd., 2021-CRE5, “AS”, FLR, 1.859% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	1,110,500	1,109,131
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.623% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	1,572,067	1,578,862
MF1 CLO Ltd., 2021-FL5, “AS”, FLR, 1.364% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)	664,500	663,911
MF1 CLO Ltd., 2021-FL5, “B”, FLR, 1.614% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)	836,500	832,897
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “A”, FLR, 1.864% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)	836,000	838,938
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.836%, 12/15/2051 (i)	6,087,658	299,430
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.3%, 5/15/2054 (i)	2,881,313	265,441
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.237%, 6/15/2054 (i)	3,548,805	297,061
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.107%, 10/15/2054 (i)	13,457,623	1,062,817
Palmer Square Loan Funding Ltd., 2020-1A, “A2”, FLR, 1.509% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	680,583	677,677
PFP III Ltd., 2021-7, “AS”, FLR, 1.259% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)	932,953	928,465
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 1.28% (LIBOR - 1mo. + 1.2%), 11/25/2036 (z)	669,964	669,555
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 1.58% (LIBOR - 1mo. + 1.5%), 11/25/2036 (z)	206,000	205,808
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 1.323% (LIBOR - 3mo. + 1.2%), 4/15/2028 (n)	1,332,260	1,329,588
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.949%, 1/15/2052 (i)(n)	3,520,396	202,379
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.557%, 8/15/2054 (i)	1,331,195	154,282
		$29,077,436
Automotive – 0.1%
Hyundai Capital America, 2.375%, 2/10/2023 (n)	$405,000	$ 410,606
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$563,000	$ 594,203
7

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Industrial – 0.1%
Howard University, Washington D.C., 2.738%, 10/01/2022	$98,000	$ 98,605
Howard University, Washington D.C., 2.801%, 10/01/2023	108,000	110,397
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	119,000	121,297
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	147,000	148,259
		$478,558
Major Banks – 0.2%
JPMorgan Chase & Co., 1.578% to 4/22/2026, FLR (SOFR + 0.885%) to 4/22/2027	$938,000	$ 926,945
Medical & Health Technology & Services – 0.3%
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	$879,000	$ 1,033,880
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	246,000	287,062
		$1,320,942
Mortgage-Backed – 47.7%
Fannie Mae, 5.5%, 5/01/2022 - 3/01/2038	$3,766,168	$ 4,280,025
Fannie Mae, 2.152%, 1/25/2023	488,645	492,353
Fannie Mae, 2.73%, 4/01/2023	456,465	463,907
Fannie Mae, 2.41%, 5/01/2023	576,196	584,635
Fannie Mae, 2.55%, 5/01/2023	494,940	502,820
Fannie Mae, 4.5%, 5/01/2025 - 4/01/2041	2,638,793	2,904,056
Fannie Mae, 4%, 3/25/2028 - 2/01/2045	9,172,371	10,017,233
Fannie Mae, 3%, 11/01/2028 - 5/25/2053	5,976,622	6,254,742
Fannie Mae, 6.5%, 9/01/2031 - 10/01/2037	375,317	427,846
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	975,144	995,626
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	363,079	35,730
Fannie Mae, 3%, 2/25/2033 (i)	421,801	41,483
Fannie Mae, 5%, 11/01/2033 - 3/01/2041	2,526,338	2,847,343
Fannie Mae, 6%, 8/01/2034 - 7/01/2037	411,819	467,502
Fannie Mae, 3.5%, 4/01/2038 - 7/01/2046	4,226,060	4,536,038
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	618,536	624,308
Fannie Mae, 1.75%, 10/25/2041	969,522	974,221
Fannie Mae, 2.75%, 9/25/2042	399,713	410,580
Fannie Mae, UMBS, 2.5%, 2/01/2050 - 12/01/2051	2,678,718	2,752,202
Fannie Mae, UMBS, 2%, 1/01/2051 - 2/01/2051	762,305	763,247
Fannie Mae, UMBS, 3%, 12/01/2051	1,749,556	1,827,747
Freddie Mac, 5.5%, 5/01/2022 - 6/01/2041	898,226	1,024,813
Freddie Mac, 4.5%, 11/01/2022 - 5/01/2042	1,074,714	1,180,324
Freddie Mac, 3.32%, 2/25/2023	1,936,790	1,984,950
Freddie Mac, 5%, 4/01/2023 - 12/01/2044	1,489,999	1,674,365
Freddie Mac, 3.25%, 4/25/2023	3,486,705	3,577,268
Freddie Mac, 6%, 6/01/2023 - 10/01/2038	1,204,868	1,356,898
Freddie Mac, 3.06%, 7/25/2023	326,000	335,727
Freddie Mac, 0.893%, 4/25/2024 (i)	13,086,159	224,242
Freddie Mac, 0.603%, 7/25/2024 (i)	17,091,016	180,905
Freddie Mac, 3.064%, 8/25/2024	1,685,495	1,758,158
Freddie Mac, 2.67%, 12/25/2024	3,924,000	4,076,283
Freddie Mac, 2.811%, 1/25/2025	3,025,000	3,156,549
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	1,031,255	1,122,404
Freddie Mac, 3.5%, 1/15/2027 - 10/25/2058	11,797,499	12,614,665
Freddie Mac, 1.367%, 3/25/2027 (i)	1,030,000	68,880
Freddie Mac, 0.576%, 7/25/2027 (i)	29,692,784	862,840
Freddie Mac, 0.429%, 8/25/2027 (i)	24,554,128	550,791
Freddie Mac, 0.291%, 1/25/2028 (i)	42,487,512	757,302
Freddie Mac, 0.302%, 1/25/2028 (i)	17,498,615	320,835
Freddie Mac, 0.132%, 2/25/2028 (i)	49,468,415	464,197
8

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 2.5%, 3/15/2028	$154,431	$ 155,955
Freddie Mac, 0.119%, 4/25/2028 (i)	31,865,556	279,082
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	8,506,741	8,954,124
Freddie Mac, 1.089%, 7/25/2029 (i)	4,428,938	325,408
Freddie Mac, 1.143%, 8/25/2029 (i)	7,686,107	592,466
Freddie Mac, 1.798%, 4/25/2030 (i)	1,602,831	217,853
Freddie Mac, 1.868%, 4/25/2030 (i)	4,034,514	569,433
Freddie Mac, 1.662%, 5/25/2030 (i)	2,174,913	277,124
Freddie Mac, 1.796%, 5/25/2030 (i)	4,905,689	672,094
Freddie Mac, 1.341%, 6/25/2030 (i)	1,983,331	205,914
Freddie Mac, 1.599%, 8/25/2030 (i)	1,814,781	227,229
Freddie Mac, 1.169%, 9/25/2030 (i)	1,149,690	107,233
Freddie Mac, 1.081%, 11/25/2030 (i)	2,249,951	197,743
Freddie Mac, 0.33%, 1/25/2031 (i)	8,737,404	225,703
Freddie Mac, 0.781%, 1/25/2031 (i)	3,359,280	220,201
Freddie Mac, 0.936%, 1/25/2031 (i)	2,545,825	197,335
Freddie Mac, 0.529%, 3/25/2031 (i)	6,970,433	295,064
Freddie Mac, 0.74%, 3/25/2031 (i)	2,967,667	187,263
Freddie Mac, 1.224%, 5/25/2031 (i)	1,210,235	125,864
Freddie Mac, 0.937%, 7/25/2031 (i)	1,944,368	160,234
Freddie Mac, 0.508%, 8/25/2031 (i)	2,464,577	109,156
Freddie Mac, 0.536%, 9/25/2031 (i)	8,016,720	390,189
Freddie Mac, 0.855%, 9/25/2031 (i)	2,478,687	187,083
Freddie Mac, 0.349%, 11/25/2031 (i)	11,978,818	390,147
Freddie Mac, 0.567%, 12/25/2031 (i)	1,981,491	98,760
Freddie Mac, 6.5%, 8/01/2032 - 5/01/2037	221,041	251,583
Freddie Mac, 5.5%, 2/15/2036 (i)	103,483	18,561
Freddie Mac, 4.5%, 12/15/2040 (i)	37,047	3,550
Freddie Mac, 1.75%, 8/15/2041	314,967	319,383
Freddie Mac, UMBS, 6.5%, 8/01/2032	20,851	23,531
Freddie Mac, UMBS, 3%, 7/01/2050	24,415	25,705
Freddie Mac, UMBS, 2.5%, 10/01/2051 - 12/01/2051	1,490,663	1,532,536
Ginnie Mae, 5.5%, 7/15/2033 - 1/20/2042	821,035	939,492
Ginnie Mae, 5.691%, 8/20/2034	308,303	346,395
Ginnie Mae, 4%, 5/16/2039 - 7/20/2041	871,091	934,369
Ginnie Mae, 4.5%, 8/15/2039 - 9/20/2041	2,054,429	2,296,196
Ginnie Mae, 3.5%, 10/20/2041 (i)	161,000	10,879
Ginnie Mae, 3.5%, 12/15/2041 - 6/20/2043	2,596,830	2,801,224
Ginnie Mae, 2.5%, 6/20/2042 - 11/20/2051	5,149,651	5,280,399
Ginnie Mae, 4%, 8/16/2042 (i)	180,401	23,653
Ginnie Mae, 2.25%, 9/20/2043	179,955	181,358
Ginnie Mae, 3%, 4/20/2045 - 11/20/2051	5,370,497	5,592,007
Ginnie Mae, 0.585%, 2/16/2059 (i)	822,973	34,659
Ginnie Mae, TBA, 3%, 7/20/2049	1,225,000	1,267,450
Ginnie Mae, TBA, 4%, 1/20/2052	250,000	263,258
Ginnie Mae, TBA, 2%, 1/21/2052	3,525,000	3,556,825
Ginnie Mae, TBA, 2.5%, 1/21/2052	2,125,000	2,176,130
Ginnie Mae, TBA, 3.5%, 1/21/2052	3,525,000	3,670,391
UMBS, TBA, 2%, 1/16/2036 - 7/25/2051	44,900,000	44,976,365
UMBS, TBA, 2.5%, 1/18/2037 - 7/25/2051	20,650,000	21,085,999
UMBS, TBA, 1.5%, 1/19/2037	2,125,000	2,130,687
UMBS, TBA, 3%, 1/19/2037 - 1/13/2052	9,725,000	10,076,669
		$ 204,683,951
9

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – 1.8%
California Earthquake Authority Rev., “B”, 1.477%, 7/01/2023	$210,000	$ 211,866
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “B”, 3%, 6/01/2046	780,000	798,997
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.562%, 7/01/2026	70,000	72,177
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.682%, 7/01/2027	335,000	347,306
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	313,269	318,731
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	2,991,000	2,961,749
New York Transportation Development Corp., Special Facilities Taxable Rev. (Terminal 4 John F. Kennedy International Airport Project), “B”, 1.61%, 12/01/2022	130,000	130,669
Philadelphia, PA, School District, “A”, AGM, 5.995%, 9/01/2030	960,000	1,227,687
Port of Oakland, CA, Senior Lien Refunding Taxable Rev., “R”, 1.517%, 5/01/2026	295,000	294,155
Rhode Island Student Loan Authority, Education Loan Rev., “1”, 2.195%, 12/01/2039	55,000	55,327
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	690,000	694,448
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.497%, 6/01/2024	280,000	280,156
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.647%, 6/01/2025	225,000	223,957
		$7,617,225
Supranational – 0.4%
Inter-American Development Bank, 4.375%, 1/24/2044	$1,093,000	$ 1,509,877
U.S. Government Agencies and Equivalents – 0.8%
Small Business Administration, 6.07%, 3/01/2022	$7,749	$ 7,764
Small Business Administration, 4.98%, 11/01/2023	23,735	24,445
Small Business Administration, 4.77%, 4/01/2024	74,742	76,855
Small Business Administration, 5.52%, 6/01/2024	33,313	34,514
Small Business Administration, 4.99%, 9/01/2024	6,803	6,975
Small Business Administration, 5.11%, 4/01/2025	52,414	54,444
Small Business Administration, 2.21%, 2/01/2033	468,242	474,012
Small Business Administration, 2.22%, 3/01/2033	730,516	740,042
Small Business Administration, 3.15%, 7/01/2033	709,318	742,010
Small Business Administration, 3.16%, 8/01/2033	412,835	431,723
Small Business Administration, 3.62%, 9/01/2033	274,559	290,526
Tennessee Valley Authority, 0.75%, 5/15/2025	707,000	697,251
		$3,580,561
U.S. Treasury Obligations – 37.5%
U.S. Treasury Bonds, 6.25%, 8/15/2023	$2,891,000	$ 3,153,900
U.S. Treasury Bonds, 6%, 2/15/2026	2,699,000	3,224,040
U.S. Treasury Bonds, 6.75%, 8/15/2026	1,862,000	2,320,663
U.S. Treasury Bonds, 6.375%, 8/15/2027	326,000	415,421
U.S. Treasury Bonds, 1.625%, 5/15/2031	6,239,000	6,317,962
U.S. Treasury Bonds, 4.5%, 8/15/2039	1,287,500	1,818,191
U.S. Treasury Bonds, 3.125%, 2/15/2043	8,176,700	9,855,159
U.S. Treasury Bonds, 2.875%, 5/15/2043	13,519,500	15,710,081
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	21,059,000	23,159,142
U.S. Treasury Bonds, 2.875%, 11/15/2046	2,917,000	3,450,150
U.S. Treasury Notes, 1.5%, 9/15/2022	2,500,000	2,521,387
U.S. Treasury Notes, 0.125%, 9/30/2022	8,770,000	8,758,352
U.S. Treasury Notes, 0.125%, 2/28/2023	15,517,800	15,454,153
U.S. Treasury Notes, 2.5%, 3/31/2023	9,000,000	9,221,836
U.S. Treasury Notes, 0.125%, 5/31/2023	8,057,000	8,006,958
U.S. Treasury Notes, 0.125%, 6/30/2023	7,893,000	7,839,661
U.S. Treasury Notes, 0.375%, 10/31/2023	2,189,900	2,176,983
U.S. Treasury Notes, 0.75%, 12/31/2023	12,875,300	12,877,815
U.S. Treasury Notes, 2.5%, 5/15/2024	5,385,000	5,594,089
U.S. Treasury Notes, 2%, 8/15/2025	438,000	451,722
U.S. Treasury Notes, 2.625%, 12/31/2025	2,800,000	2,960,563
10

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 2.75%, 2/15/2028	$6,000,000	$ 6,484,688
U.S. Treasury Notes, 1.5%, 2/15/2030	3,800,000	3,819,594
U.S. Treasury Notes, 1.375%, 11/15/2031	4,361,500	4,306,300
U.S. Treasury Notes, 1.875%, 11/15/2051	1,291,400	1,281,109
		$ 161,179,919
Total Bonds (Identified Cost, $397,759,778)		$ 411,380,223
Investment Companies (h) – 24.0%
Money Market Funds – 24.0%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $102,834,176)	102,834,176	$ 102,834,176
Other Assets, Less Liabilities – (19.8)%		(84,961,918)
Net Assets – 100.0%		$ 429,252,481
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $102,834,176 and $411,380,223, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $18,518,100, representing 4.3% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 1.28% (LIBOR - 1mo. + 1.2%), 11/25/2036	11/12/21	$669,964	$669,555
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 1.58% (LIBOR - 1mo. + 1.5%), 11/25/2036	11/12/21	206,000	205,808
Total Restricted Securities			$875,363
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
JPY	Japanese Yen

11

MFS Government Securities Portfolio
Portfolio of Investments – continued
Derivative Contracts at 12/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	43,080,998	JPY	4,880,000,000	State Street Bank Corp.	1/04/2022	$ 657,282
Liability Derivatives
JPY	920,003,000	USD	8,059,998	HSBC Bank	1/04/2022	$ (62,058)
JPY	1,584,662,000	USD	13,890,481	JPMorgan Chase Bank N.A.	1/04/2022	(114,406)
USD	40,533	JPY	4,665,000	Merrill Lynch International	1/04/2022	(21)
						$(176,485)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	352	$45,925,000	March – 2022	$442,439
U.S. Treasury Note 2 yr	Short	USD	91	19,853,641	March – 2022	2,963
U.S. Treasury Ultra Bond	Long	USD	9	1,774,125	March – 2022	44,966
						$490,368
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	60	$9,626,250	March – 2022	$(135,317)
U.S. Treasury Note 5 yr	Short	USD	79	9,557,148	March – 2022	(31,458)
U.S. Treasury Ultra Note 10 yr	Short	USD	12	1,757,250	March – 2022	(1,731)
						$(168,506)
At December 31, 2021, the fund had liquid securities with an aggregate value of $477,283 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
12

MFS Government Securities Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $397,759,778)	$411,380,223
Investments in affiliated issuers, at value (identified cost, $102,834,176)	102,834,176
Cash	18,000
Foreign currency, at value (identified cost, $21,000,618)	20,690,254
Receivables for
Forward foreign currency exchange contracts	657,282
Investments sold	15,032
TBA sale commitments	7,542,942
Fund shares sold	278
Interest	1,499,711
Other assets	2,172
Total assets	$544,640,070
Liabilities
Payables for
Forward foreign currency exchange contracts	$176,485
Net daily variation margin on open futures contracts	4,420
Investments purchased	18,071,908
TBA purchase commitments	96,895,852
Fund shares reacquired	131,102
Payable to affiliates
Investment adviser	5,131
Administrative services fee	373
Shareholder servicing costs	57
Distribution and/or service fees	2,085
Payable for independent Trustees' compensation	319
Accrued expenses and other liabilities	99,857
Total liabilities	$115,387,589
Net assets	$429,252,481
Net assets consist of
Paid-in capital	$436,104,685
Total distributable earnings (loss)	(6,852,204)
Net assets	$429,252,481
Shares of beneficial interest outstanding	34,844,616
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$276,951,429	22,435,318	$12.34
Service Class	152,301,052	12,409,298	12.27
See Notes to Financial Statements
13

MFS Government Securities Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Interest	$8,307,310
Dividends from affiliated issuers	47,782
Other	68
Total investment income	$8,355,160
Expenses
Management fee	$2,448,087
Distribution and/or service fees	392,508
Shareholder servicing costs	9,001
Administrative services fee	68,667
Independent Trustees' compensation	8,411
Custodian fee	28,822
Shareholder communications	27,610
Audit and tax fees	65,569
Legal fees	2,138
Miscellaneous	54,938
Total expenses	$3,105,751
Reduction of expenses by investment adviser	(117,632)
Net expenses	$2,988,119
Net investment income (loss)	$5,367,041
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,979,581
Futures contracts	(227,260)
Forward foreign currency exchange contracts	(118,925)
Foreign currency	38
Net realized gain (loss)	$1,633,434
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(16,197,374)
Futures contracts	140,288
Forward foreign currency exchange contracts	792,356
Translation of assets and liabilities in foreign currencies	(657,639)
Net unrealized gain (loss)	$(15,922,369)
Net realized and unrealized gain (loss)	$(14,288,935)
Change in net assets from operations	$(8,921,894)
See Notes to Financial Statements
14

MFS Government Securities Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$5,367,041	$8,911,228
Net realized gain (loss)	1,633,434	3,747,385
Net unrealized gain (loss)	(15,922,369)	14,592,878
Change in net assets from operations	$(8,921,894)	$27,251,491
Total distributions to shareholders	$(9,420,124)	$(12,348,081)
Change in net assets from fund share transactions	$(3,014,218)	$(26,909,816)
Total change in net assets	$(21,356,236)	$(12,006,406)
Net assets
At beginning of period	450,608,717	462,615,123
At end of period	$429,252,481	$450,608,717
See Notes to Financial Statements
15

MFS Government Securities Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$12.86	$12.45	$12.04	$12.39	$12.51
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.27	$0.31	$0.30	$0.31
Net realized and unrealized gain (loss)	(0.40)	0.52	0.48	(0.25)	(0.03)
Total from investment operations	$(0.24)	$0.79	$0.79	$0.05	$0.28
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.38)	$(0.38)	$(0.40)	$(0.40)
Net asset value, end of period (x)	$12.34	$12.86	$12.45	$12.04	$12.39
Total return (%) (k)(r)(s)(x)	(1.89)	6.38	6.53	0.47	2.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.61	0.61	0.60	0.60	0.60
Expenses after expense reductions	0.58	0.58	0.58	0.59	0.60
Net investment income (loss)	1.29	2.11	2.53	2.45	2.45
Portfolio turnover	314	154	47	35	24
Net assets at end of period (000 omitted)	$276,951	$290,413	$298,414	$310,387	$364,445
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$12.79	$12.38	$11.96	$12.31	$12.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.24	$0.28	$0.26	$0.27
Net realized and unrealized gain (loss)	(0.40)	0.52	0.48	(0.24)	(0.02)
Total from investment operations	$(0.27)	$0.76	$0.76	$0.02	$0.25
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.35)	$(0.34)	$(0.37)	$(0.36)
Net asset value, end of period (x)	$12.27	$12.79	$12.38	$11.96	$12.31
Total return (%) (k)(r)(s)(x)	(2.14)	6.12	6.35	0.17	2.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.86	0.86	0.85	0.85	0.85
Expenses after expense reductions	0.83	0.83	0.83	0.84	0.85
Net investment income (loss)	1.04	1.86	2.27	2.20	2.20
Portfolio turnover	314	154	47	35	24
Net assets at end of period (000 omitted)	$152,301	$160,196	$164,201	$171,938	$212,050
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Government Securities Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Government Securities Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
17

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$164,760,480	$—	$164,760,480
Non - U.S. Sovereign Debt	—	1,509,877	—	1,509,877
Municipal Bonds	—	7,617,225	—	7,617,225
U.S. Corporate Bonds	—	3,731,254	—	3,731,254
Residential Mortgage-Backed Securities	—	204,683,951	—	204,683,951
Commercial Mortgage-Backed Securities	—	17,223,655	—	17,223,655
Asset-Backed Securities (including CDOs)	—	11,853,781	—	11,853,781
Mutual Funds	102,834,176	—	—	102,834,176
Total	$102,834,176	$411,380,223	$—	$514,214,399
Other Financial Instruments
Futures Contracts – Assets	$490,368	$—	$—	$490,368
Futures Contracts – Liabilities	(168,506)	—	—	(168,506)
Forward Foreign Currency Exchange Contracts – Assets	—	657,282	—	657,282
Forward Foreign Currency Exchange Contracts – Liabilities	—	(176,485)	—	(176,485)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2021 as reported in the Statement of Assets and Liabilities:
18

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$490,368	$(168,506)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	657,282	(176,485)
Total		$1,147,650	$(344,991)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(227,260)	$—
Foreign Exchange	—	(118,925)
Total	$(227,260)	$(118,925)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$140,288	$—
Foreign Exchange	—	792,356
Total	$140,288	$792,356
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
19

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis.
All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the
20

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$9,420,124	$12,348,081
The federal tax cost and the tax basis components of distributable earnings were as follows:
21

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
As of 12/31/21
Cost of investments	$504,252,543
Gross appreciation	12,338,049
Gross depreciation	(1,573,534)
Net unrealized appreciation (depreciation)	$10,764,515
Undistributed ordinary income	6,870,469
Capital loss carryforwards	(24,176,824)
Other temporary differences	(310,364)
Total distributable earnings (loss)	$(6,852,204)
As of December 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(4,831,240)
Long-Term	(19,345,584)
Total	$(24,176,824)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$6,321,329	$8,352,164
Service Class	3,098,795	3,995,917
Total	$9,420,124	$12,348,081
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.55%
In excess of $1 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $56,349, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.54% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.58% of average daily net assets for the Initial Class shares and 0.83% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $61,283, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and
22

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $8,536, which equated to 0.0019% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $465.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0154% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$1,304,239,219	$1,277,137,160
Non-U.S. Government securities	25,743,842	55,519,173
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,560,415	$19,830,990	2,525,329	$33,014,801
Service Class	1,405,435	17,566,861	2,337,906	30,171,357
	2,965,850	$37,397,851	4,863,235	$63,186,158
Shares issued to shareholders in reinvestment of distributions
Initial Class	508,145	$6,321,329	649,974	$8,352,164
Service Class	250,307	3,098,795	312,425	3,995,917
	758,452	$9,420,124	962,399	$12,348,081
Shares reacquired
Initial Class	(2,207,397)	$(27,733,951)	(4,567,529)	$(58,895,260)
Service Class	(1,768,881)	(22,098,242)	(3,392,174)	(43,548,795)
	(3,976,278)	$(49,832,193)	(7,959,703)	$(102,444,055)
Net change
Initial Class	(138,837)	$(1,581,632)	(1,392,226)	$(17,528,295)
Service Class	(113,139)	(1,432,586)	(741,843)	(9,381,521)
	(251,976)	$(3,014,218)	(2,134,069)	$(26,909,816)
23

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 31% and 9%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $1,246 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$36,456,029	$234,324,303	$167,946,156	$—	$—	$102,834,176
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$47,782	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as
24

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
25

MFS Government Securities Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Government Securities Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Government Securities Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
26

MFS Government Securities Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

27

MFS Government Securities Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
28

MFS Government Securities Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Geoffrey Schechter Jake Stone
29

MFS Government Securities Portfolio
Board Review of Investment Advisory Agreement
MFS Government Securities Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
30

MFS Government Securities Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
31

MFS Government Securities Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
32

MFS Government Securities Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
33

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
35

Annual Report
December 31, 2021
MFS®  High Yield Portfolio
MFS® Variable Insurance Trust II
HYS-ANN

MFS® High Yield Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS High Yield Portfolio
Portfolio Composition
Portfolio structure (i)
Top five industries (i)
Cable TV	7.9%
Gaming & Lodging	6.6%
Medical & Health Technology & Services	6.3%
Midstream	4.5%
Metals & Mining	4.0%
Composition including fixed income credit quality (a)(i)
BBB	0.6%
BB	43.6%
B	38.7%
CCC	13.2%
CC	0.1%
C (o)	0.0%
Not Rated	(1.3)%
Non-Fixed Income	0.2%
Cash & Cash Equivalents	3.4%
Other	1.5%
Portfolio facts (i)
Average Duration (d)	3.6
Average Effective Maturity (m)	4.3 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS High Yield Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS High Yield Portfolio (fund) provided a total return of 3.49%, while Service Class shares of the fund provided a total return of 3.08%. These compare with a return of 5.26% over the same period for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Relative to the Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index, the fund's out-of-benchmark allocation to non-rated(r) bonds during the reporting period hurt relative performance. From a sector perspective, the fund’s underweight allocation to the energy sector, and its overweight allocation to the capital goods sector, also held back relative results.
Security selection within BB and CCC rated bonds further weakened the fund’s relative performance, most notably within the basic industry, technology and consumer cyclical sectors.
Top individual detractors for the reporting period included the fund's underweight exposures to oil and gas exploration and production company Occidental Petroleum (energy) and food and beverage products manufacturer Kraft Heinz Food(h) (consumer non-cyclical). The fund’s overweight exposure to clinical research services provider IQVIA Holdings (consumer non-cyclical) also detracted from relative performance.
Contributors to Performance
The fund's shorter duration(d) stance contributed to relative returns as interest rates generally rose during the reporting period.
Top individual contributors for the reporting period included the fund’s overweight exposures to specialty retailer Bath & Body Works (formerly L Brands) (consumer cyclical), oil refinery operator PBF Holding (energy) and wireless service provider Sprint (communications).
Respectfully,
Portfolio Manager(s)
David Cole and Michael Skatrud
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(h)	Security was not held in the portfolio at period end.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the
3

MFS High Yield Portfolio
Management Review - continued
lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS High Yield Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	3.49%	5.24%	5.87%
Service Class	8/24/01	3.08%	4.93%	5.58%
Comparative benchmark(s)
Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index (f)	5.26%	6.28%	6.82%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
5

MFS High Yield Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS High Yield Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.72%	$1,000.00	$1,009.97	$3.65
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
Service Class	Actual	0.97%	$1,000.00	$1,007.48	$4.91
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS High Yield Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 95.0%
Aerospace & Defense – 2.2%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$738,000	$ 751,838
Bombardier, Inc., 7.125%, 6/15/2026 (n)		727,000	754,197
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)		1,070,000	1,064,650
Moog, Inc., 4.25%, 12/15/2027 (n)		1,515,000	1,526,362
TransDigm, Inc., 6.25%, 3/15/2026 (n)		1,060,000	1,101,737
TransDigm, Inc., 6.375%, 6/15/2026		985,000	1,012,063
TransDigm, Inc., 5.5%, 11/15/2027		705,000	726,150
TransDigm, Inc., 4.625%, 1/15/2029		614,000	611,962
			$7,548,959
Asset-Backed & Securitized – 0.0%
CWCapital Cobalt Ltd., CDO, “F”, FLR, 0%, (0% cash or 2.291% PIK), (LIBOR - 3mo. + 1.3%), 4/26/2050 (a)(n)(p)		$1,288,571	$ 129
Automotive – 2.5%
Dana, Inc., 5.375%, 11/15/2027		$726,000	$ 761,353
Dana, Inc., 5.625%, 6/15/2028		147,000	156,188
Dana, Inc., 4.25%, 9/01/2030		480,000	486,600
Dornoch Debt Merger Sub Inc., 6.625%, 10/15/2029 (n)		650,000	641,875
Ford Motor Co., 5.113%, 5/03/2029		720,000	818,100
Ford Motor Co., 4.75%, 1/15/2043		805,000	888,519
Ford Motor Credit Co. LLC, 4.134%, 8/04/2025		650,000	689,812
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)		1,070,000	1,108,787
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)		1,520,000	1,611,200
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)		700,000	698,908
Wheel Pros, Inc., 6.5%, 5/15/2029 (n)		645,000	619,200
			$8,480,542
Broadcasting – 3.1%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)		$980,000	$ 1,026,550
Gray Escrow II, Inc., 5.375%, 11/15/2031 (n)		1,595,000	1,640,856
iHeartCommunications, Inc., 8.375%, 5/01/2027		935,000	985,808
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)		605,000	637,743
Scripps Escrow II, Inc., 5.875%, 7/15/2027 (n)		1,105,000	1,160,872
Summer (BC) Bidco B LLC, 5.5%, 10/31/2026 (n)		810,000	829,213
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	297,347	364,737
Univision Communications, Inc., 4.5%, 5/01/2029 (n)		$1,875,000	1,893,750
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		1,765,000	1,793,681
			$10,333,210
Brokerage & Asset Managers – 1.3%
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)		$640,000	$ 654,950
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		1,375,000	1,423,125
LPL Holdings, Inc., 4%, 3/15/2029 (n)		1,037,000	1,061,629
NFP Corp., 4.875%, 8/15/2028 (n)		815,000	823,150
NFP Corp., 6.875%, 8/15/2028 (n)		325,000	325,839
			$4,288,693
Building – 3.4%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)		$2,145,000	$ 2,194,828
GYP Holding III Corp., 4.625%, 5/01/2029 (n)		1,265,000	1,268,162
Interface, Inc., 5.5%, 12/01/2028 (n)		1,095,000	1,147,013
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)		490,000	496,860
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)		649,000	694,430
Park River Holdings, Inc., 5.625%, 2/01/2029 (n)		720,000	687,600
8

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Building – continued
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)	$1,045,000	$ 1,112,925
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)	1,020,000	1,088,901
SRS Distribution, Inc., 6.125%, 7/01/2029 (n)	765,000	779,627
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	1,062,000	1,083,776
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	240,000	231,190
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)	755,000	787,088
		$11,572,400
Business Services – 2.2%
Austin BidCo, Inc., 7.125%, 12/15/2028 (n)	$610,000	$ 629,825
HealthEquity, Inc., 4.5%, 10/01/2029 (n)	980,000	970,200
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)	515,000	535,600
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)	955,000	990,316
Nielsen Finance LLC, 4.5%, 7/15/2029 (n)	1,060,000	1,042,764
Paysafe Finance PLC, 4%, 6/15/2029 (z)	985,000	913,588
Switch Ltd., 3.75%, 9/15/2028 (n)	1,244,000	1,253,330
Switch Ltd., 4.125%, 6/15/2029 (n)	360,000	368,100
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	770,000	818,464
		$7,522,187
Cable TV – 7.7%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	$2,590,000	$ 2,693,600
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	1,010,000	1,033,422
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/2031 (n)	1,395,000	1,407,248
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)	760,000	747,709
CSC Holdings LLC, 5.375%, 2/01/2028 (n)	450,000	465,917
CSC Holdings LLC, 5.75%, 1/15/2030 (n)	1,595,000	1,589,019
CSC Holdings LLC, 4.125%, 12/01/2030 (n)	1,605,000	1,566,881
DISH DBS Corp., 7.75%, 7/01/2026	415,000	437,825
DISH DBS Corp., 5.25%, 12/01/2026 (n)	800,000	812,628
DISH DBS Corp., 5.125%, 6/01/2029	675,000	614,250
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023 (a)(d)	695,000	314,710
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025 (a)(d)(n)	440,000	201,991
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	882,000	926,100
LCPR Senior Secured Financing DAC, 5.125%, 7/15/2029 (n)	325,000	326,625
Sirius XM Holdings, Inc., 3.875%, 9/01/2031 (n)	1,195,000	1,171,638
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)	1,153,000	1,159,445
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	2,055,000	2,214,262
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	1,600,000	1,648,000
Videotron Ltd., 5.375%, 6/15/2024 (n)	190,000	203,300
Videotron Ltd., 5.125%, 4/15/2027 (n)	2,020,000	2,080,600
Virgin Media Finance PLC, 5%, 7/15/2030 (n)	1,200,000	1,194,000
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)	1,465,000	1,476,053
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)	1,715,000	1,723,575
		$26,008,798
Chemicals – 2.4%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)	$834,000	$ 869,445
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)	1,180,000	1,141,650
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)	1,003,000	980,433
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	1,137,000	1,142,685
Herens Holdco S.à r.l., 4.75%, 5/15/2028 (n)	890,000	872,200
Ingevity Corp., 3.875%, 11/01/2028 (n)	1,230,000	1,197,712
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)	650,000	640,250
S.P.C.M. S.A., 3.125%, 3/15/2027 (n)	300,000	296,454
9

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Chemicals – continued
S.P.C.M. S.A., 3.375%, 3/15/2030 (n)	$1,051,000	$ 1,011,587
		$8,152,416
Computer Software – 1.2%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)	$855,000	$ 884,925
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)	1,145,000	1,161,167
Dun & Bradstreet Corp., 5%, 12/15/2029 (n)	650,000	664,970
PTC, Inc., 3.625%, 2/15/2025 (n)	920,000	932,650
PTC, Inc., 4%, 2/15/2028 (n)	440,000	447,700
		$4,091,412
Computer Software - Systems – 1.4%
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	$1,765,000	$ 1,939,973
Fair Isaac Corp., 4%, 6/15/2028 (n)	250,000	256,982
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	1,280,000	1,337,600
Viavi Solutions, Inc., 3.75%, 10/01/2029 (n)	1,225,000	1,224,939
		$4,759,494
Conglomerates – 3.2%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$1,335,000	$ 1,388,400
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	338,000	343,070
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)	1,555,000	1,574,437
EnerSys, 4.375%, 12/15/2027 (n)	495,000	513,563
Gates Global LLC, 6.25%, 1/15/2026 (n)	840,000	867,300
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)	715,000	777,563
Griffon Corp., 5.75%, 3/01/2028	1,195,000	1,241,402
Madison IAQ LLC, 5.875%, 6/30/2029 (n)	820,000	820,000
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	1,030,000	1,098,237
TriMas Corp., 4.125%, 4/15/2029 (n)	2,236,000	2,241,590
		$10,865,562
Construction – 1.6%
Empire Communities Corp., 7%, 12/15/2025 (n)	$760,000	$ 786,600
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	510,000	536,393
Mattamy Group Corp., 4.625%, 3/01/2030 (n)	680,000	692,546
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/2028 (n)	1,245,000	1,273,012
Taylor Morrison Communities, Inc., 5.75%, 1/15/2028 (n)	565,000	631,387
Taylor Morrison Communities, Inc., 5.125%, 8/01/2030 (n)	550,000	605,000
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)	938,000	966,140
		$5,491,078
Consumer Products – 1.1%
Mattel, Inc., 3.375%, 4/01/2026 (n)	$783,000	$ 802,982
Mattel, Inc., 5.875%, 12/15/2027 (n)	546,000	586,928
Mattel, Inc., 5.45%, 11/01/2041	315,000	376,031
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)	845,000	879,857
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)	420,000	407,400
SWF Escrow Issuer Corp., 6.5%, 10/01/2029 (n)	815,000	783,382
		$3,836,580
Consumer Services – 3.8%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)	$320,000	$ 335,744
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	970,000	1,036,372
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)	465,000	452,213
ANGI Group LLC, 3.875%, 8/15/2028 (n)	1,130,000	1,104,575
10

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – continued
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)	$935,000	$ 940,839
Garda World Security Corp., 4.625%, 2/15/2027 (n)	350,000	348,250
GoDaddy, Inc., 3.5%, 3/01/2029 (n)	1,728,000	1,714,772
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	728,000	784,919
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)	80,000	77,700
Match Group, Inc., 5%, 12/15/2027 (n)	815,000	847,600
Match Group, Inc., 4.625%, 6/01/2028 (n)	1,240,000	1,290,096
Match Group, Inc., 4.125%, 8/01/2030 (n)	365,000	368,650
Realogy Group LLC, 9.375%, 4/01/2027 (n)	750,000	810,000
Realogy Group LLC, 5.75%, 1/15/2029 (n)	490,000	502,250
TriNet Group, Inc., 3.5%, 3/01/2029 (n)	1,374,000	1,368,847
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/2026 (n)	630,000	662,099
		$12,644,926
Containers – 2.3%
ARD Finance S.A., 6.5%, (6.5% cash or 7.25% PIK) 6/30/2027 (n)(p)	$610,000	$ 628,300
Ardagh Metal Packaging, 3.25%, 9/01/2028 (n)	550,000	543,826
Ardagh Metal Packaging, 4%, 9/01/2029 (n)	950,000	941,213
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)	1,105,000	1,111,906
Can-Pack S.A., 3.875%, 11/15/2029 (n)	1,428,000	1,394,085
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	1,510,000	1,611,925
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	485,000	497,125
Greif, Inc., 6.5%, 3/01/2027 (n)	890,000	923,375
		$7,651,755
Electrical Equipment – 0.4%
CommScope Technologies LLC, 5%, 3/15/2027 (n)	$1,510,000	$ 1,411,850
Electronics – 1.9%
Diebold Nixdorf, Inc., 8.5%, 4/15/2024	$365,000	$ 365,000
Diebold Nixdorf, Inc., 9.375%, 7/15/2025 (n)	570,000	613,742
Entegris, Inc., 4.375%, 4/15/2028 (n)	390,000	400,725
Entegris, Inc., 3.625%, 5/01/2029 (n)	825,000	827,062
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	745,000	818,979
Sensata Technologies B.V., 5%, 10/01/2025 (n)	1,280,000	1,388,800
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	675,000	708,750
Synaptics, Inc., 4%, 6/15/2029 (n)	1,140,000	1,157,100
		$6,280,158
Energy - Independent – 3.8%
Apache Corp., 5.35%, 7/01/2049	$155,000	$ 177,088
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7%, 11/01/2026 (n)	365,000	370,019
Callon Petroleum Co., 6.125%, 10/01/2024	485,000	477,725
Callon Petroleum Co., 8%, 8/01/2028 (n)	415,000	419,150
CNX Resources Corp., 6%, 1/15/2029 (n)	1,140,000	1,185,600
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)	790,000	856,834
CrownRock LP/CrownRock Finance, Inc., “F”, 5%, 5/01/2029 (n)	405,000	420,188
Encino Acquisition Partners Holdings LLC, 8.5%, 5/01/2028 (n)	550,000	571,312
EQT Corp., 3.125%, 5/15/2026 (n)	165,000	169,377
EQT Corp., 5%, 1/15/2029	855,000	946,912
Occidental Petroleum Corp., 5.875%, 9/01/2025	745,000	821,362
Occidental Petroleum Corp., 5.5%, 12/01/2025	845,000	937,418
Occidental Petroleum Corp., 6.625%, 9/01/2030	820,000	1,014,750
Occidental Petroleum Corp., 6.45%, 9/15/2036	410,000	522,752
Occidental Petroleum Corp., 6.6%, 3/15/2046	600,000	778,500
Range Resources Corp., 8.25%, 1/15/2029	615,000	685,725
11

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Energy - Independent – continued
SM Energy Co., 5.625%, 6/01/2025	$505,000	$ 508,788
SM Energy Co., 6.5%, 7/15/2028	370,000	382,950
Southwestern Energy Co., 6.45%, 1/23/2025	65,400	71,875
Southwestern Energy Co., 8.375%, 9/15/2028	455,000	507,894
Southwestern Energy Co., 5.375%, 3/15/2030	665,000	712,534
Southwestern Energy Co., 4.75%, 2/01/2032	325,000	342,259
		$12,881,012
Entertainment – 3.5%
AMC Entertainment Holdings, Inc., 10%, (10% cash or 12% PIK) 6/15/2026 (n)(p)	$330,000	$ 326,058
Boyne USA, Inc., 4.75%, 5/15/2029 (n)	1,175,000	1,210,250
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)	1,770,000	1,855,402
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)	790,000	790,000
Carnival Corp. PLC, 6%, 5/01/2029 (n)	245,000	243,775
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.375%, 4/15/2027	570,000	584,250
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	1,168,000	1,205,960
Live Nation Entertainment, Inc., 3.75%, 1/15/2028 (n)	535,000	530,987
Motion Bondco DAC, 6.625%, 11/15/2027 (n)	855,000	863,550
NCL Corp. Ltd., 3.625%, 12/15/2024 (n)	545,000	514,344
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)	610,000	607,298
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)	1,195,000	1,208,814
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)	1,265,000	1,288,093
Viking Cruises Ltd. Co., 5.875%, 9/15/2027 (n)	490,000	466,578
		$11,695,359
Financial Institutions – 2.9%
Avation Capital S.A., 8.25%, (8.25% cash or 9% PIK) 10/31/2026 (n)(p)	$645,169	$ 541,942
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	1,180,000	1,209,500
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)	1,000,000	1,021,260
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)	2,353,878	2,271,492
Howard Hughes Corp., 4.125%, 2/01/2029 (n)	1,390,000	1,408,556
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	1,055,000	1,098,994
Nationstar Mortgage Holdings, Inc., 5.75%, 11/15/2031 (n)	405,000	402,975
OneMain Finance Corp., 6.875%, 3/15/2025	555,000	617,438
OneMain Finance Corp., 8.875%, 6/01/2025	509,000	544,630
OneMain Finance Corp., 7.125%, 3/15/2026	475,000	541,500
		$9,658,287
Food & Beverages – 3.0%
Aramark Services, Inc., 6.375%, 5/01/2025 (n)	$1,440,000	$ 1,504,800
JBS USA Lux S.A./JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	1,750,000	1,887,830
Lamb Weston Holdings, Inc., 4.125%, 1/31/2030 (n)	1,915,000	1,965,154
Performance Food Group Co., 5.5%, 10/15/2027 (n)	1,110,000	1,158,562
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	805,000	853,091
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	805,000	819,893
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)	780,000	772,200
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	1,205,000	1,224,581
		$10,186,111
Gaming & Lodging – 6.5%
Boyd Gaming Corp., 4.75%, 12/01/2027	$1,000,000	$ 1,020,000
Boyd Gaming Corp., 4.75%, 6/15/2031 (n)	405,000	413,100
Caesars Entertainment, Inc., 4.625%, 10/15/2029 (n)	815,000	815,000
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	880,000	916,300
Colt Merger Sub, Inc., 5.75%, 7/01/2025 (n)	695,000	725,799
Colt Merger Sub, Inc., 8.125%, 7/01/2027 (n)	857,000	949,076
12

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – continued
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)	$1,125,000	$ 1,133,437
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	1,045,000	1,039,503
International Game Technology PLC, 4.125%, 4/15/2026 (n)	1,305,000	1,344,241
International Game Technology PLC, 6.25%, 1/15/2027 (n)	330,000	369,600
Marriott Ownership Resorts, Inc., 4.5%, 6/15/2029 (n)	985,000	991,422
MGM China Holdings Ltd., 5.875%, 5/15/2026 (n)	535,000	536,338
MGM China Holdings Ltd., 4.75%, 2/01/2027 (n)	354,000	350,644
MGM Growth Properties LLC, 4.625%, 6/15/2025 (n)	1,070,000	1,140,716
MGM Growth Properties LLC, 5.75%, 2/01/2027	415,000	468,950
MGM Growth Properties LLC, 3.875%, 2/15/2029 (n)	708,000	743,400
Penn National Gaming, Inc., 4.125%, 7/01/2029 (n)	765,000	742,050
Scientific Games Corp., 8.625%, 7/01/2025 (n)	250,000	266,875
Scientific Games Corp., 8.25%, 3/15/2026 (n)	615,000	647,288
Scientific Games International, Inc., 7%, 5/15/2028 (n)	645,000	686,925
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	595,000	619,675
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	1,135,000	1,172,279
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	1,495,000	1,539,850
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)	660,000	674,731
Wynn Macau Ltd., 4.875%, 10/01/2024 (n)	280,000	263,200
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)	575,000	540,500
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)	1,028,000	951,913
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)	815,000	827,225
		$21,890,037
Industrial – 1.1%
Albion Financing 2 S.a.r.l., 8.75%, 4/15/2027 (n)	$340,000	$ 345,610
APi Escrow Corp., 4.75%, 10/15/2029 (n)	895,000	912,900
Dycom Industries, Inc., 4.5%, 4/15/2029 (n)	1,140,000	1,161,375
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)	1,178,000	1,216,285
		$3,636,170
Insurance - Property & Casualty – 1.0%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	$1,515,000	$ 1,571,812
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)	665,000	646,713
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)	320,000	332,000
Hub International Ltd., 5.625%, 12/01/2029 (n)	935,000	963,256
		$3,513,781
Machinery & Tools – 0.4%
Ritchie Bros. Holdings Ltd., 4.75%, 12/15/2031 (n)	$405,000	$ 422,719
Terex Corp., 5%, 5/15/2029 (n)	985,000	1,012,087
		$1,434,806
Medical & Health Technology & Services – 6.3%
180 Medical, Inc., 3.875%, 10/15/2029 (n)	$1,120,000	$ 1,134,000
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)	1,314,000	1,369,845
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)	715,000	725,725
Catalent, Inc., 3.125%, 2/15/2029 (n)	1,810,000	1,785,384
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)	2,182,000	2,203,820
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)	565,000	610,200
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)	1,410,000	1,394,941
DaVita, Inc., 4.625%, 6/01/2030 (n)	765,000	783,169
DaVita, Inc., 3.75%, 2/15/2031 (n)	624,000	607,982
Encompass Health Corp., 5.75%, 9/15/2025	515,000	526,588
HCA, Inc., 5.875%, 2/15/2026	1,345,000	1,516,999
HealthSouth Corp., 5.125%, 3/15/2023	337,000	337,000
13

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	$1,200,000	$ 1,231,500
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	1,510,000	1,563,303
LifePoint Health, Inc., 4.375%, 2/15/2027 (n)	380,000	382,850
MPH Acquisition Holdings LLC, 5.5%, 9/01/2028 (n)	615,000	623,456
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	675,000	713,273
Syneos Health, Inc., 3.625%, 1/15/2029 (n)	1,471,000	1,452,612
Tenet Healthcare Corp., 6.125%, 10/01/2028 (n)	1,295,000	1,367,792
US Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)	715,000	748,962
		$21,079,401
Medical Equipment – 0.6%
Mozart Debt Merger Sub, Inc., 5.25%, 10/01/2029 (n)	$815,000	$ 826,117
Teleflex, Inc., 4.625%, 11/15/2027	1,230,000	1,279,200
		$2,105,317
Metals & Mining – 3.9%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$1,140,000	$ 1,185,600
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)	1,155,000	1,058,500
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	985,000	1,042,948
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)	900,000	915,192
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)	470,000	488,212
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	678,000	729,697
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	1,190,000	1,249,500
Freeport-McMoRan, Inc., 4.375%, 8/01/2028	550,000	576,812
Freeport-McMoRan, Inc., 5.25%, 9/01/2029	810,000	886,950
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	736,000	747,040
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	1,505,000	1,520,050
Kaiser Aluminum Corp., 4.5%, 6/01/2031 (n)	645,000	634,519
Novelis Corp., 3.25%, 11/15/2026 (n)	406,000	409,553
Novelis Corp., 4.75%, 1/30/2030 (n)	950,000	998,687
Novelis Corp., 3.875%, 8/15/2031 (n)	488,000	484,950
Petra Diamonds US$ Treasury PLC, 10.5%, (0% cash or 10.5% PIK) 3/08/2026 (n)(p)	342,749	353,031
		$13,281,241
Midstream – 4.5%
Cheniere Energy Partners LP, 4.5%, 10/01/2029	$314,000	$ 332,840
Cheniere Energy Partners, L.P, 4%, 3/01/2031	1,385,000	1,452,796
DT Midstream, Inc., 4.125%, 6/15/2029 (n)	771,000	789,311
DT Midstream, Inc., 4.375%, 6/15/2031 (n)	1,296,000	1,347,840
EnLink Midstream Partners LP, 5.625%, 1/15/2028 (n)	712,000	740,480
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	248,000	269,700
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	145,000	162,400
EQM Midstream Partners LP, 5.5%, 7/15/2028	1,810,000	1,977,434
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	480,000	499,200
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	405,500	395,363
Northriver Midstream Finance LP, 5.625%, 2/15/2026 (n)	1,235,000	1,285,400
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	1,385,000	1,549,510
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031	680,000	738,446
Targa Resources Partners LP/Targa Resources Finance Corp., 4%, 1/15/2032 (n)	395,000	412,775
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)	720,000	747,000
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	720,000	763,200
Western Midstream Operating LP, 5.3%, 2/01/2030	850,000	934,184
Western Midstream Operation LP, 4.65%, 7/01/2026	320,000	348,287
Western Midstream Operation LP, 5.5%, 8/15/2048	260,000	310,575
		$15,056,741
14

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – 0.1%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$155,000	$ 158,875
Network & Telecom – 0.6%
Front Range BidCo, Inc., 6.125%, 3/01/2028 (n)	$730,000	$ 719,050
Iliad Holding S.A.S., 7%, 10/15/2028 (n)	1,117,000	1,174,604
		$1,893,654
Oil Services – 0.2%
Solaris Midstream Holding LLC, 7.625%, 4/01/2026 (n)	$530,000	$ 557,825
Oils – 0.7%
Parkland Corp., 4.625%, 5/01/2030 (n)	$1,290,000	$ 1,281,937
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	655,000	466,687
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028	675,000	433,688
		$2,182,312
Personal Computers & Peripherals – 0.6%
NCR Corp., 5%, 10/01/2028 (n)	$1,195,000	$ 1,230,850
NCR Corp., 5.125%, 4/15/2029 (n)	590,000	610,768
		$1,841,618
Pharmaceuticals – 2.5%
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	$1,849,000	$ 1,883,317
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	1,775,000	1,633,000
Bausch Health Companies, Inc., 5%, 2/15/2029 (n)	580,000	511,850
Endo Luxembourg Finance Co I S.à r.l., 6.125%, 4/01/2029 (n)	550,000	539,000
Jazz Securities DAC, 4.375%, 1/15/2029 (n)	1,450,000	1,501,388
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)	781,000	793,691
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)	1,026,000	1,071,842
Par Pharmaceutical, Inc., 7.5%, 4/01/2027 (n)	575,000	587,610
		$8,521,698
Pollution Control – 0.8%
GFL Environmental, Inc., 4%, 8/01/2028 (n)	$945,000	$ 926,100
GFL Environmental, Inc., 4.75%, 6/15/2029 (n)	320,000	322,800
GFL Environmental, Inc., 4.375%, 8/15/2029 (n)	410,000	406,156
Stericycle, Inc., 3.875%, 1/15/2029 (n)	1,115,000	1,098,275
		$2,753,331
Precious Metals & Minerals – 0.4%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	$845,000	$ 830,212
Taseko Mines Ltd., 7%, 2/15/2026 (n)	635,000	660,400
		$1,490,612
Printing & Publishing – 0.4%
Cimpress N.V., 7%, 6/15/2026 (n)	$1,255,000	$ 1,303,631
Railroad & Shipping – 0.3%
Watco Cos. LLC/Watco Finance Corp., 6.5%, 6/15/2027 (n)	$993,000	$ 1,032,720
15

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Real Estate - Other – 0.6%
InterMed Holdings Ltd., 5.875%, 10/01/2028 (n)	$1,235,000	$ 1,284,400
XHR LP, REIT, 4.875%, 6/01/2029 (n)	865,000	880,137
		$2,164,537
Retailers – 1.1%
Asbury Automotive Group, Inc., 4.625%, 11/15/2029 (n)	$544,000	$ 554,200
Bath & Body Works, Inc., 5.25%, 2/01/2028	2,150,000	2,375,750
Victoria's Secret & Co., 4.625%, 7/15/2029 (n)	900,000	920,250
		$3,850,200
Specialty Chemicals – 0.3%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$955,000	$ 996,514
Specialty Stores – 1.2%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)	$828,000	$ 824,895
Magic Mergeco, Inc., 5.25%, 5/01/2028 (n)	550,000	550,242
Magic Mergeco, Inc., 7.875%, 5/01/2029 (n)	655,000	645,175
Penske Automotive Group Co., 3.75%, 6/15/2029	1,257,000	1,246,001
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/2028 (n)	500,000	513,125
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)	350,000	380,188
		$4,159,626
Supermarkets – 0.6%
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	$1,120,000	$ 1,175,373
Albertsons Cos. LLC/Safeway, Inc., 3.5%, 3/15/2029 (n)	825,000	826,617
		$2,001,990
Telecommunications - Wireless – 2.3%
Altice France S.A., 6%, 2/15/2028 (n)	$975,000	$ 931,125
SBA Communications Corp., 3.875%, 2/15/2027	654,000	673,620
SBA Communications Corp., 3.125%, 2/01/2029 (n)	1,725,000	1,656,000
Sprint Capital Corp., 6.875%, 11/15/2028	1,365,000	1,726,725
Sprint Corp., 7.125%, 6/15/2024	410,000	460,288
Sprint Corp., 7.625%, 3/01/2026	1,775,000	2,131,065
		$7,578,823
Tobacco – 0.3%
Vector Group Ltd., 10.5%, 11/01/2026 (n)	$545,000	$ 564,756
Vector Group Ltd., 5.75%, 2/01/2029 (n)	540,000	525,453
		$1,090,209
Utilities - Electric Power – 2.8%
Calpine Corp., 4.5%, 2/15/2028 (n)	$995,000	$ 1,032,312
Calpine Corp., 5.125%, 3/15/2028 (n)	1,290,000	1,309,556
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	615,000	646,519
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)	1,895,000	1,890,262
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	638,000	662,723
NextEra Energy, Inc., 4.25%, 9/15/2024 (n)	146,000	151,110
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)	805,000	869,400
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	650,000	662,188
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)	1,450,000	1,535,840
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)	480,000	503,215
		$9,263,125
Total Bonds (Identified Cost, $317,541,721)		$ 320,199,712
16

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – 0.2%
Construction – 0.1%
ICA Tenedora, S.A. de C.V. (a)(u)	147,380	$ 122,364
Oil Services – 0.1%
LTRI Holdings LP (a)(u)	1,115	$ 320,663
Precious Metals & Minerals – 0.0%
Petra Diamonds Ltd. (a)	54,099	$ 54,187
Total Common Stocks (Identified Cost, $449,277)		$ 497,214
Floating Rate Loans (r) – 0.0%
Chemicals – 0.0%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3, 1.973%, 6/01/2024 (Identified Cost, $813)	$812	$ 813
	Strike Price	First Exercise
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. Warrants (1 share for 1 warrant, Expiration 10/31/26) (a)(u) (Identified Cost, $0)	GBP 1.14	3/16/21	11,113	$ 1,710

Investment Companies (h) – 3.3%
Money Market Funds – 3.3%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $11,123,705)	11,123,705	$ 11,123,705
Other Assets, Less Liabilities – 1.5%		5,066,661
Net Assets – 100.0%		$336,889,815
(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $11,123,705 and $320,699,449, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $270,825,581, representing 80.4% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)	The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

17

MFS High Yield Portfolio
Portfolio of Investments – continued
Restricted Securities	Acquisition Date	Cost	Value
Paysafe Finance PLC, 4%, 6/15/2029	6/10/2021	$979,256	$913,588
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:
CDO	Collateralized Debt Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
GBP	British Pound
Derivative Contracts at 12/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	381,014	EUR	329,180	JPMorgan Chase Bank N.A.	1/14/2022	$6,169
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	32	$5,134,000	March – 2022	$75,353
U.S. Treasury Ultra Bond	Long	USD	5	985,625	March – 2022	24,981
						$100,334
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	85	$11,089,844	March – 2022	$(123,158)
At December 31, 2021, the fund had cash collateral of $61,625 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
18

MFS High Yield Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $317,991,811)	$320,699,449
Investments in affiliated issuers, at value (identified cost, $11,123,705)	11,123,705
Cash	219,531
Deposits with brokers for
Futures contracts	61,625
Receivables for
Forward foreign currency exchange contracts	6,169
Net daily variation margin on open futures contracts	20,508
Investments sold	521,608
Fund shares sold	18,114
Interest	4,607,946
Receivable from investment adviser	3,294
Other assets	1,730
Total assets	$337,283,679
Liabilities
Payables for
Fund shares reacquired	$266,469
Payable to affiliates
Administrative services fee	306
Shareholder servicing costs	88
Distribution and/or service fees	527
Payable for independent Trustees' compensation	252
Accrued expenses and other liabilities	126,222
Total liabilities	$393,864
Net assets	$336,889,815
Net assets consist of
Paid-in capital	$360,945,628
Total distributable earnings (loss)	(24,055,813)
Net assets	$336,889,815
Shares of beneficial interest outstanding	60,390,809
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$298,460,067	53,421,426	$5.59
Service Class	38,429,748	6,969,383	5.51
See Notes to Financial Statements
19

MFS High Yield Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Interest	$16,553,461
Dividends	101,300
Other	19,148
Dividends from affiliated issuers	4,638
Income on securities loaned	261
Foreign taxes withheld	(10,130)
Total investment income	$16,668,678
Expenses
Management fee	$2,406,491
Distribution and/or service fees	98,763
Shareholder servicing costs	15,304
Administrative services fee	55,548
Independent Trustees' compensation	7,027
Custodian fee	21,209
Shareholder communications	44,844
Audit and tax fees	82,437
Legal fees	1,657
Miscellaneous	37,464
Total expenses	$2,770,744
Reduction of expenses by investment adviser	(195,654)
Net expenses	$2,575,090
Net investment income (loss)	$14,093,588
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$6,151,550
Affiliated issuers	(1,981)
Futures contracts	(6,033)
Forward foreign currency exchange contracts	11,155
Foreign currency	(27)
Net realized gain (loss)	$6,154,664
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(8,792,269)
Affiliated issuers	1,982
Futures contracts	(22,824)
Forward foreign currency exchange contracts	6,169
Translation of assets and liabilities in foreign currencies	12
Net unrealized gain (loss)	$(8,806,930)
Net realized and unrealized gain (loss)	$(2,652,266)
Change in net assets from operations	$11,441,322
See Notes to Financial Statements
20

MFS High Yield Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$14,093,588	$15,210,983
Net realized gain (loss)	6,154,664	(2,471,599)
Net unrealized gain (loss)	(8,806,930)	2,203,310
Change in net assets from operations	$11,441,322	$14,942,694
Total distributions to shareholders	$(16,802,373)	$(18,798,097)
Change in net assets from fund share transactions	$(9,041,399)	$(13,092,189)
Total change in net assets	$(14,402,450)	$(16,947,592)
Net assets
At beginning of period	351,292,265	368,239,857
At end of period	$336,889,815	$351,292,265
See Notes to Financial Statements
21

MFS High Yield Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$5.68	$5.72	$5.28	$5.77	$5.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.25	$0.27	$0.28	$0.28
Net realized and unrealized gain (loss)	(0.03)	0.03(g)	0.50	(0.45)	0.10
Total from investment operations	$0.20	$0.28	$0.77	$(0.17)	$0.38
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.32)	$(0.33)	$(0.32)	$(0.39)
Net asset value, end of period (x)	$5.59	$5.68	$5.72	$5.28	$5.77
Total return (%) (k)(r)(s)(x)	3.49	5.09	14.81	(3.08)	6.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.78	0.78	0.77	0.77	0.78
Expenses after expense reductions	0.72	0.72	0.72	0.72	0.72
Net investment income (loss)	4.13	4.50	4.78	4.91	4.78
Portfolio turnover	63	54	59	40	49
Net assets at end of period (000 omitted)	$298,460	$310,121	$324,544	$320,380	$384,393
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$5.61	$5.65	$5.22	$5.70	$5.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.23	$0.25	$0.26	$0.26
Net realized and unrealized gain (loss)	(0.05)	0.03(g)	0.49	(0.43)	0.10
Total from investment operations	$0.17	$0.26	$0.74	$(0.17)	$0.36
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.30)	$(0.31)	$(0.31)	$(0.38)
Net asset value, end of period (x)	$5.51	$5.61	$5.65	$5.22	$5.70
Total return (%) (k)(r)(s)(x)	3.08	4.85	14.44	(3.24)	6.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.03	1.03	1.02	1.02	1.03
Expenses after expense reductions	0.97	0.97	0.97	0.97	0.97
Net investment income (loss)	3.88	4.25	4.54	4.66	4.54
Portfolio turnover	63	54	59	40	49
Net assets at end of period (000 omitted)	$38,430	$41,171	$43,696	$44,995	$58,499

See Notes to Financial Statements
22

MFS High Yield Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
23

MFS High Yield Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS High Yield Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods.
Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value
24

MFS High Yield Portfolio
Notes to Financial Statements  - continued
has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$—	$—	$320,663	$320,663
Mexico	—	—	122,364	122,364
United Kingdom	54,187	—	1,710	55,897
Municipal Bonds	—	158,875	—	158,875
U.S. Corporate Bonds	—	276,231,397	—	276,231,397
Asset-Backed Securities (including CDOs)	—	129	—	129
Foreign Bonds	—	43,809,311	—	43,809,311
Floating Rate Loans	—	813	—	813
Mutual Funds	11,123,705	—	—	11,123,705
Total	$11,177,892	$320,200,525	$444,737	$331,823,154
Other Financial Instruments
Futures Contracts – Assets	$100,334	$—	$—	$100,334
Futures Contracts – Liabilities	(123,158)	—	—	(123,158)
Forward Foreign Currency Exchange Contracts – Assets	—	6,169	—	6,169
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 12/31/20	$315,010
Change in unrealized appreciation or depreciation	5,653
Transfers into level 3	122,364
Received as part of a corporate action	1,710
Balance as of 12/31/21	$444,737
The net change in unrealized appreciation or depreciation from investments held as level 3 at December 31, 2021 is $5,653. At December 31, 2021, the fund held three level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign
25

MFS High Yield Portfolio
Notes to Financial Statements  - continued
exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$100,334	$(123,158)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	6,169	—
Total		$106,503	$(123,158)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(6,033)	$—
Foreign Exchange	—	11,155
Total	$(6,033)	$11,155
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(22,824)	$—
Foreign Exchange	—	6,169
Total	$(22,824)	$6,169
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
26

MFS High Yield Portfolio
Notes to Financial Statements  - continued
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's
27

MFS High Yield Portfolio
Notes to Financial Statements  - continued
rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
Loans and Other Direct Debt Instruments — The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$16,802,373	$18,798,097
28

MFS High Yield Portfolio
Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$330,596,934
Gross appreciation	4,950,628
Gross depreciation	(3,741,063)
Net unrealized appreciation (depreciation)	$1,209,565
Undistributed ordinary income	15,311,606
Capital loss carryforwards	(40,576,996)
Other temporary differences	12
Total distributable earnings (loss)	$(24,055,813)
As of December 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Long-Term	$(40,576,996)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$14,930,072	$16,642,508
Service Class	1,872,301	2,155,589
Total	$16,802,373	$18,798,097
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.70%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $43,532, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.69% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.72% of average daily net assets for the Initial Class shares and 0.97% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $152,122, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and
29

MFS High Yield Portfolio
Notes to Financial Statements  - continued
variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $14,369, which equated to 0.0042% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $935.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0162% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $23,992. The sales transactions resulted in net realized gains (losses) of $(72).
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $210,222,876 and $215,323,055, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,767,138	$15,658,509	3,732,526	$20,503,790
Service Class	492,471	2,759,659	890,297	4,876,990
	3,259,609	$18,418,168	4,622,823	$25,380,780
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,666,936	$14,828,166	3,048,078	$16,642,508
Service Class	341,038	1,872,301	399,183	2,155,589
	3,007,974	$16,700,467	3,447,261	$18,798,097
Shares reacquired
Initial Class	(6,600,705)	$(37,426,650)	(8,904,252)	$(48,212,643)
Service Class	(1,202,510)	(6,733,384)	(1,679,808)	(9,058,423)
	(7,803,215)	$(44,160,034)	(10,584,060)	$(57,271,066)
30

MFS High Yield Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Net change
Initial Class	(1,166,631)	$(6,939,975)	(2,123,648)	$(11,066,345)
Service Class	(369,001)	(2,101,424)	(390,328)	(2,025,844)
	(1,535,632)	$(9,041,399)	(2,513,976)	$(13,092,189)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 20%, 6%, and 5%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $928 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$15,433,544	$91,266,183	$95,576,023	$(1,981)	$1,982	$11,123,705
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$4,638	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the
31

MFS High Yield Portfolio
Notes to Financial Statements  - continued
transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
32

MFS High Yield Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS High Yield Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS High Yield Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
33

MFS High Yield Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

34

MFS High Yield Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
35

MFS High Yield Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole Michael Skatrud
36

MFS High Yield Portfolio
Board Review of Investment Advisory Agreement
MFS High Yield Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, MFS High Income Fund, which has substantially similar investment strategies, was in the 3rd quintile relative to the
37

MFS High Yield Portfolio
Board Review of Investment Advisory Agreement - continued
other funds in its Broadridge performance universe for the five-year period ended December 31, 2020. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
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MFS High Yield Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
39

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
40

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
41

Annual Report
December 31, 2021
MFS®  International
Growth Portfolio
MFS® Variable Insurance Trust II
FCI-ANN

MFS® International Growth Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS International Growth Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Nestle S.A.	4.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.5%
Roche Holding AG	4.5%
LVMH Moet Hennessy Louis Vuitton SE	3.3%
SAP SE	3.2%
Schneider Electric SE	3.2%
Hitachi Ltd.	3.0%
Linde PLC	2.9%
Diageo PLC	2.9%
EssilorLuxottica	2.7%
GICS equity sectors (g)
Industrials	17.1%
Consumer Staples	16.4%
Health Care	12.8%
Information Technology	12.6%
Consumer Discretionary	11.9%
Materials	11.0%
Financials	9.7%
Communication Services	3.6%
Energy	1.5%
Utilities	0.8%
Issuer country weightings (x)
France	16.2%
Switzerland	13.4%
United Kingdom	9.2%
Germany	8.8%
Japan	8.3%
Canada	6.7%
United States	6.4%
Taiwan	5.9%
China	4.6%
Other Countries	20.5%
Currency exposure weightings (y)
Euro	31.4%
Swiss Franc	13.4%
British Pound Sterling	10.2%
Japanese Yen	8.3%
Hong Kong Dollar	6.6%
United States Dollar	6.2%
Taiwan Dollar	5.9%
Canadian Dollar	5.0%
Indian Rupee	4.3%
Other Currencies	8.7%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS International Growth Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS International Growth Portfolio (fund) provided a total return of 9.27%, while Service Class shares of the fund provided a total return of 8.99%. These compare with a return of 5.09% over the same period for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index (net div).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Contributors to Performance
Stock selection and, to a lesser extent, an underweight allocation to the consumer discretionary sector strengthened the fund’s performance relative to the MSCI All Country World (ex-US) Growth Index, led by its overweight positions in eyewear manufacturer EssilorLuxottica (France) and luxury goods company LVMH Moet Hennessy Louis Vuitton (France). The share price of LVMH climbed during the period after management reported strong organic sales growth, particularly in its Fashion and Leather Goods division. Not owning shares of e-commerce platform developer Pinduoduo (China) also contributed to the fund’s relative results as the company’s share price declined on revenues that missed market estimates due to a decline in online marketplace revenues amid softer-than-expected macro-economic conditions.
Security selection within the industrials sector also aided relative performance, driven by the fund's overweight holdings of electrical distribution equipment manufacturer Schneider Electric (France), electronics company Hitachi (Japan) and mechanical engineering firm GEA Group (Germany). The stock price of Schneider Electric advanced as the company reported better-than-expected organic sales growth, led by strong performance in its energy management segment.
Stocks in other sectors that bolstered relative performance included the fund's position in industrial gas supplier Linde(b) (Germany), and its overweight holdings of premium drinks distributor Diageo (United Kingdom), internet-based multiple services company Tencent Holdings (China) and global food company Nestle (Switzerland).
Detractors from Performance
Stock selection in the financials sector detracted from relative performance over the reporting period, led by the fund’s overweight position in insurance company AIA Group (Hong Kong). The share price of AIA Group declined over the reporting period after the company reported in-line financial results, with a slowdown in insurance sales in China and COVID-19 disruptions.
Elsewhere, not owning shares of ASML (Netherlands), a lithography systems manufacturer for the semiconductor industry, and luxury goods company Compagnie Financière Richemont (Switzerland) dampened relative performance. The fund's overweight holdings of online betting and gaming operator Flutter Entertainment (Ireland), precious metals exploration company Agnico Eagle Mines (Canada), industrial equipment distributor Ritchie Bros. Auctioneers (Canada) and household and industrial products manufacturer Kao (Japan) also held back relative results. The fund's holdings of pharmaceutical company Novartis(b) (Switzerland) and internet-based research and development company Kingsoft(b) (Hong Kong) further weighed on relative returns.
The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.
3

MFS International Growth Portfolio
Management Review - continued
Respectfully,
Portfolio Manager(s)
Matthew Barrett and Kevin Dwan
Note to Contract Owners: Effective April 15, 2021, David Antonelli is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS International Growth Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/03/96	9.27%	14.22%	10.00%
Service Class	8/24/01	8.99%	13.95%	9.73%
Comparative benchmark(s)
MSCI All Country World (ex-US) Growth Index (net div) (f)	5.09%	13.06%	9.13%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI All Country World (ex-U.S.) Growth Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
5

MFS International Growth Portfolio
Performance Summary – continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS International Growth Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.88%	$1,000.00	$1,015.66	$4.47
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
Service Class	Actual	1.13%	$1,000.00	$1,014.03	$5.74
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS International Growth Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.4%
Aerospace & Defense – 0.9%
Rolls-Royce Holdings PLC (a)	1,173,236	$ 1,951,376
Alcoholic Beverages – 4.9%
Diageo PLC	112,283	$ 6,133,939
Pernod Ricard S.A.	17,785	4,282,498
		$10,416,437
Apparel Manufacturers – 5.2%
Burberry Group PLC	63,701	$ 1,567,094
Kering S.A.	2,924	2,353,251
LVMH Moet Hennessy Louis Vuitton SE	8,522	7,053,567
		$10,973,912
Automotive – 0.5%
Koito Manufacturing Co. Ltd.	22,100	$ 1,170,034
Biotechnology – 0.1%
Hugel, Inc.	1,923	$ 248,312
Brokerage & Asset Managers – 1.3%
Deutsche Boerse AG	11,876	$ 1,988,913
London Stock Exchange Group	9,284	870,848
		$2,859,761
Business Services – 2.7%
Cap Gemini S.A.	8,815	$ 2,162,731
Experian PLC	73,757	3,625,963
		$5,788,694
Chemicals – 0.6%
UPL Ltd.	138,685	$ 1,393,834
Computer Software – 5.9%
Dassault Systemes SE	23,881	$ 1,422,231
Kingsoft Corp.	161,800	710,691
NAVER Corp. (a)	6,919	2,203,021
Oracle Corp. Japan	12,700	964,949
SAP SE	48,000	6,855,408
Wisetech Global Ltd.	11,255	479,687
		$12,635,987
Computer Software - Systems – 4.1%
Amadeus IT Group S.A. (a)	20,232	$ 1,362,717
Hitachi Ltd.	115,900	6,277,119
NICE Systems Ltd., ADR (a)	3,251	987,004
		$8,626,840
Consumer Products – 4.4%
AmorePacific Corp. (a)	7,906	$ 1,110,664
Kao Corp.	24,200	1,266,276
KOSE Corp.	6,900	782,796
L'Oréal	2,612	1,239,910
8

MFS International Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – continued
Reckitt Benckiser Group PLC	57,037	$ 4,896,178
		$9,295,824
Electrical Equipment – 4.3%
Prysmian S.p.A.	60,879	$ 2,294,878
Schneider Electric SE	34,694	6,812,016
		$9,106,894
Electronics – 5.9%
Delta Electronics, Inc.	285,000	$ 2,832,797
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	80,276	9,658,006
		$12,490,803
Energy - Independent – 1.5%
Reliance Industries Ltd.	71,605	$ 2,281,158
Santos Ltd.	179,431	823,739
		$3,104,897
Food & Beverages – 4.9%
Nestle S.A.	74,386	$ 10,403,591
Food & Drug Stores – 0.4%
Sugi Holdings Co. Ltd.	14,800	$ 896,775
Gaming & Lodging – 1.1%
Flutter Entertainment PLC (a)	14,506	$ 2,309,028
General Merchandise – 0.3%
Walmart de Mexico S.A.B. de C.V.	193,337	$ 718,469
Insurance – 2.8%
AIA Group Ltd.	483,800	$ 4,876,747
Ping An Insurance Co. of China Ltd., “H”	139,500	1,004,537
		$5,881,284
Internet – 3.4%
Alibaba Group Holding Ltd. (a)	162,800	$ 2,482,436
Tencent Holdings Ltd.	47,500	2,782,669
Z Holdings Corp.	333,300	1,933,795
		$7,198,900
Leisure & Toys – 0.5%
Prosus N.V.	12,592	$ 1,054,125
Machinery & Tools – 4.8%
Assa Abloy AB	74,031	$ 2,248,909
GEA Group AG	48,179	2,637,822
Ingersoll Rand, Inc.	32,438	2,006,939
Ritchie Bros. Auctioneers, Inc.	52,457	3,210,163
		$10,103,833
Major Banks – 1.3%
DBS Group Holdings Ltd.	116,800	$ 2,830,727
9

MFS International Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 0.3%
Alcon, Inc.	7,710	$ 679,289
Medical Equipment – 5.0%
EssilorLuxottica	26,400	$ 5,627,759
QIAGEN N.V. (a)	51,539	2,871,870
Terumo Corp.	49,900	2,108,267
		$10,607,896
Natural Gas - Distribution – 0.8%
China Resources Gas Group Ltd.	288,000	$ 1,626,972
Other Banks & Diversified Financials – 4.3%
AEON Financial Service Co. Ltd.	65,700	$ 709,375
Credicorp Ltd.	10,152	1,239,255
Element Fleet Management Corp. (l)	177,539	1,807,741
Grupo Financiero Banorte S.A. de C.V.	166,256	1,080,090
HDFC Bank Ltd.	216,273	4,304,183
		$9,140,644
Pharmaceuticals – 10.0%
Bayer AG	36,710	$ 1,964,333
Hypera S.A.	78,691	399,389
Novartis AG	60,476	5,310,778
Novo Nordisk A.S., “B”	35,086	3,922,431
Roche Holding AG	23,245	9,635,874
		$21,232,805
Precious Metals & Minerals – 1.9%
Agnico Eagle Mines Ltd.	38,305	$ 2,034,636
Franco-Nevada Corp.	14,068	1,945,576
		$3,980,212
Railroad & Shipping – 2.5%
Canadian National Railway Co.	29,085	$ 3,573,383
Canadian Pacific Railway Ltd.	23,236	1,671,221
		$5,244,604
Restaurants – 0.6%
Yum China Holdings, Inc.	16,045	$ 799,683
Yum China Holdings, Inc.	8,250	404,800
		$1,204,483
Specialty Chemicals – 8.5%
Akzo Nobel N.V.	19,354	$ 2,126,331
L'Air Liquide S.A.	20,113	3,510,820
Linde PLC	17,753	6,184,806
Nitto Denko Corp.	17,900	1,383,387
Sika AG	5,943	2,466,913
Symrise AG	15,800	2,343,875
		$18,016,132
10

MFS International Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 0.4%
Just Eat Takeaway (a)	10,183	$ 561,929
Ocado Group PLC (a)	16,155	366,922
		$928,851
Tobacco – 1.3%
ITC Ltd.	403,844	$ 1,184,602
Swedish Match AB	186,801	1,484,217
		$2,668,819
Total Common Stocks (Identified Cost, $123,205,864)		$206,791,044
Investment Companies (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $4,586,283)	4,586,283	$ 4,586,283
Other Assets, Less Liabilities – 0.4%		838,362
Net Assets – 100.0%		$212,215,689
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,586,283 and $206,791,044, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
11

MFS International Growth Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value, including $15,864 of securities on loan (identified cost, $123,205,864)	$206,791,044
Investments in affiliated issuers, at value (identified cost, $4,586,283)	4,586,283
Receivables for
Investments sold	5,276
Fund shares sold	233,417
Interest and dividends	941,046
Receivable from investment adviser	10,504
Other assets	1,225
Total assets	$212,568,795
Liabilities
Payable to custodian	$635
Payables for
Fund shares reacquired	47,822
Payable to affiliates
Administrative services fee	214
Shareholder servicing costs	95
Distribution and/or service fees	1,194
Deferred country tax expense payable	225,201
Accrued expenses and other liabilities	77,945
Total liabilities	$353,106
Net assets	$212,215,689
Net assets consist of
Paid-in capital	$118,383,930
Total distributable earnings (loss)	93,831,759
Net assets	$212,215,689
Shares of beneficial interest outstanding	12,717,222
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$124,670,767	7,428,336	$16.78
Service Class	87,544,922	5,288,886	16.55
See Notes to Financial Statements
12

MFS International Growth Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$3,082,147
Income on securities loaned	3,166
Dividends from affiliated issuers	1,664
Other	29
Foreign taxes withheld	(361,001)
Total investment income	$2,726,005
Expenses
Management fee	$1,774,516
Distribution and/or service fees	182,424
Shareholder servicing costs	14,998
Administrative services fee	36,586
Independent Trustees' compensation	4,867
Custodian fee	66,010
Shareholder communications	9,153
Audit and tax fees	69,795
Legal fees	1,077
Miscellaneous	23,957
Total expenses	$2,183,383
Reduction of expenses by investment adviser	(265,585)
Net expenses	$1,917,798
Net investment income (loss)	$808,207
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $35,205 country tax)	$10,818,436
Foreign currency	(17,753)
Net realized gain (loss)	$10,800,683
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $104,456 increase in deferred country tax)	$5,353,751
Translation of assets and liabilities in foreign currencies	(30,405)
Net unrealized gain (loss)	$5,323,346
Net realized and unrealized gain (loss)	$16,124,029
Change in net assets from operations	$16,932,236
See Notes to Financial Statements
13

MFS International Growth Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$808,207	$933,931
Net realized gain (loss)	10,800,683	8,441,039
Net unrealized gain (loss)	5,323,346	14,193,358
Change in net assets from operations	$16,932,236	$23,568,328
Total distributions to shareholders	$(9,355,125)	$(3,926,189)
Change in net assets from fund share transactions	$32,495,568	$5,625,171
Total change in net assets	$40,072,679	$25,267,310
Net assets
At beginning of period	172,143,010	146,875,700
At end of period	$212,215,689	$172,143,010
See Notes to Financial Statements
14

MFS International Growth Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$16.09	$14.26	$12.78	$15.50	$12.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.10	$0.21	$0.17	$0.14
Net realized and unrealized gain (loss)	1.39	2.12	3.07	(1.38)	3.77
Total from investment operations	$1.48	$2.22	$3.28	$(1.21)	$3.91
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.21)	$(0.18)	$(0.16)	$(0.20)
From net realized gain	(0.70)	(0.18)	(1.62)	(1.35)	(0.34)
Total distributions declared to shareholders	$(0.79)	$(0.39)	$(1.80)	$(1.51)	$(0.54)
Net asset value, end of period (x)	$16.78	$16.09	$14.26	$12.78	$15.50
Total return (%) (k)(r)(s)(x)	9.27	15.84	27.30	(9.02)	32.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.01	1.04	1.05	1.05	1.05
Expenses after expense reductions	0.88	0.88	0.88	0.97	1.05
Net investment income (loss)	0.52	0.72	1.49	1.16	0.96
Portfolio turnover	14	26	7	18	10
Net assets at end of period (000 omitted)	$124,671	$120,291	$112,259	$105,919	$130,591
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$15.90	$14.11	$12.65	$15.37	$12.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.06	$0.16	$0.13	$0.10
Net realized and unrealized gain (loss)	1.38	2.09	3.07	(1.38)	3.74
Total from investment operations	$1.42	$2.15	$3.23	$(1.25)	$3.84
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.18)	$(0.15)	$(0.12)	$(0.16)
From net realized gain	(0.70)	(0.18)	(1.62)	(1.35)	(0.34)
Total distributions declared to shareholders	$(0.77)	$(0.36)	$(1.77)	$(1.47)	$(0.50)
Net asset value, end of period (x)	$16.55	$15.90	$14.11	$12.65	$15.37
Total return (%) (k)(r)(s)(x)	8.99	15.50	27.11	(9.30)	32.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.27	1.29	1.30	1.30	1.30
Expenses after expense reductions	1.13	1.13	1.13	1.22	1.30
Net investment income (loss)	0.22	0.44	1.18	0.87	0.70
Portfolio turnover	14	26	7	18	10
Net assets at end of period (000 omitted)	$87,545	$51,852	$34,616	$27,233	$29,544

See Notes to Financial Statements
15

MFS International Growth Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS International Growth Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS International Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser
17

MFS International Growth Portfolio
Notes to Financial Statements  - continued
generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$34,464,783	$—	$—	$34,464,783
Switzerland	10,403,591	18,092,854	—	28,496,445
United Kingdom	19,412,320	—	—	19,412,320
Germany	8,934,943	9,727,278	—	18,662,221
Japan	17,492,773	—	—	17,492,773
Canada	14,242,720	—	—	14,242,720
Taiwan	12,490,803	—	—	12,490,803
China	9,811,788	—	—	9,811,788
India	9,163,777	—	—	9,163,777
Other Countries	33,535,140	9,018,274	—	42,553,414
Mutual Funds	4,586,283	—	—	4,586,283
Total	$174,538,921	$36,838,406	$—	$211,377,327
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $15,864. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $16,709 held by the lending agent. The collateral on securities loaned exceeded the value of securities
18

MFS International Growth Portfolio
Notes to Financial Statements  - continued
on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$1,563,110	$2,433,126
Long-term capital gains	7,792,015	1,493,063
Total distributions	$9,355,125	$3,926,189
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$129,405,184
Gross appreciation	90,121,730
Gross depreciation	(8,149,587)
Net unrealized appreciation (depreciation)	$81,972,143
Undistributed ordinary income	1,969,437
Undistributed long-term capital gain	9,870,372
Other temporary differences	19,807
Total distributable earnings (loss)	$93,831,759
19

MFS International Growth Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$5,715,069	$2,927,657
Service Class	3,640,056	998,532
Total	$9,355,125	$3,926,189
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $25,095, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $240,490, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $14,150, which equated to 0.0072% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $848.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0186% of the fund's average daily net assets.
20

MFS International Growth Portfolio
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $20,919. The sales transactions resulted in net realized gains (losses) of $3,363.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $47,810,167 and $27,397,172, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	736,218	$12,306,356	824,973	$11,064,566
Service Class	2,496,290	41,263,750	1,697,426	23,498,214
	3,232,508	$53,570,106	2,522,399	$34,562,780
Shares issued to shareholders in reinvestment of distributions
Initial Class	345,113	$5,715,069	199,296	$2,927,657
Service Class	222,633	3,640,056	68,722	998,532
	567,746	$9,355,125	268,018	$3,926,189
Shares reacquired
Initial Class	(1,130,683)	$(18,993,670)	(1,416,593)	$(19,892,313)
Service Class	(691,959)	(11,435,993)	(957,919)	(12,971,485)
	(1,822,642)	$(30,429,663)	(2,374,512)	$(32,863,798)
Net change
Initial Class	(49,352)	$(972,245)	(392,324)	$(5,900,090)
Service Class	2,026,964	33,467,813	808,229	11,525,261
	1,977,612	$32,495,568	415,905	$5,625,171
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 19%, 8%, and 4%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established
21

MFS International Growth Portfolio
Notes to Financial Statements  - continued
unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $673 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,012,087	$37,121,699	$33,547,503	$—	$—	$4,586,283
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,664	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
22

MFS International Growth Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS International Growth Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS International Growth Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS International Growth Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
25

MFS International Growth Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Matthew Barrett Kevin Dwan
26

MFS International Growth Portfolio
Board Review of Investment Advisory Agreement
MFS International Growth Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
27

MFS International Growth Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
28

MFS International Growth Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
29

MFS International Growth Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $8,572,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $3,070,340. The fund intends to pass through foreign tax credits of $384,735 for the fiscal year.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report
December 31, 2021
MFS®  International Intrinsic
Value Portfolio
MFS® Variable Insurance Trust II
FCG-ANN

MFS® International Intrinsic Value Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Intrinsic Value Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS International Intrinsic Value Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Cadence Design Systems, Inc.	5.2%
Nestle S.A.	5.0%
Schneider Electric SE	3.9%
Givaudan S.A.	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.4%
Pernod Ricard S.A.	2.8%
L'Oréal	2.8%
Diageo PLC	2.5%
Legrand S.A.	2.4%
ANSYS, Inc.	2.2%
GICS equity sectors (g)
Information Technology	27.2%
Consumer Staples	24.6%
Industrials	21.9%
Materials	11.8%
Consumer Discretionary	4.4%
Health Care	3.5%
Financials	2.9%
Real Estate	1.8%
Equity Warrants (o)	0.0%
Issuer country weightings (x)
France	16.7%
Japan	16.7%
Switzerland	16.5%
United States	13.8%
United Kingdom	12.7%
Germany	8.4%
Taiwan	3.4%
Canada	2.9%
Denmark	2.1%
Other Countries	6.8%
Currency exposure weightings (y)
Euro	28.4%
Japanese Yen	16.7%
Swiss Franc	16.5%
United States Dollar	14.2%
British Pound Sterling	12.7%
Taiwan Dollar	3.4%
Canadian Dollar	2.9%
Danish Krone	2.1%
South Korean Won	2.0%
Other Currencies	1.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS International Intrinsic Value Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS International Intrinsic Value Portfolio (fund) provided a total return of 10.55%, while Service Class shares of the fund provided a total return of 10.28%. These compare with a return of 11.26% over the same period for the fund’s benchmark, the MSCI EAFE Index (net div).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Stock selection and an overweight position in the consumer staples sector were primary factors that weakened performance relative to the MSCI EAFE Index over the reporting period. Here, the fund's overweight positions in chemical products company Henkel (Germany), pharmaceutical products manufacturer Kobayashi Pharmaceutical (Japan), household and industrial products manufacturer Kao (Japan) and beverage manufacturer ITO EN (Japan) detracted from relative returns. The stock price of Henkel came under pressure during the reporting period as both higher raw materials costs and weakness in both its adhesives and beauty segments appeared to have weighed on investor sentiment.
An underweight position in both the financials and energy sectors also held back relative performance. Within both sectors, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's top relative detractors for the reporting period.
Turning to stocks in other sectors, not holding shares of strong-performing lithography systems ASML (Netherlands) and pharmaceutical company Novo Nordisk (Denmark), and the fund's overweight positions in security services provider Secom (Japan) and pharmaceutical products manufacturer Santen Pharmaceutical (Japan), dampened relative results. Lastly, the fund’s holdings of microchip and electronics manufacturer Samsung Electronics(b) (South Korea) also hindered relative performance as investors appeared to have reacted negatively to the release of the company's former co-Vice President, Jay Y. Lee, from prison, which created uncertainty around how he might influence business operations, despite being barred from returning to his former position at the company.
The fund's cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
Stock selection in both the industrials and materials sectors benefited relative performance over the reporting period. Within the industrials sector, the fund's overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), industrial and commercial steam systems developer Spirax-Sarco Engineering (United Kingdom) and wiring devices and cable systems manufacturer Legrand (France), as well as its holdings of global engineering company IMI(b) (United Kingdom), lifted relative returns. The share price of Schneider Electric advanced as better-than-expected organic growth, primarily within its energy management division, drove strong earnings results. Within the materials sector, overweight positions in fragrance and flavor products
3

MFS International Intrinsic Value Portfolio
Management Review - continued
manufacturer Givaudan (Switzerland) and biotechnology firm Novozymes (Denmark) strengthened the fund’s relative results. The stock price of Givaudan ended the reporting period higher on the back of a strong recovery from COVID-19 related weakness in its food services segment and from solid demand in its other business lines, including fragrance & beauty and taste & wellbeing.
An underweight position in the poor-performing communication services sector also aided relative performance. Here, not holding shares of benchmark constituent and technology investment firm SoftBank (Japan) supported relative returns as the company’s shares came under pressure as Chinese regulators announced more stringent rules governing technology firms.
Elsewhere, the fund's holdings of integrated circuits and electronic devices developer Cadence Design Systems(b), and overweight positions in alcoholic beverage distributors Diageo (United Kingdom) and Pernod Ricard (France), helped relative performance.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.
Respectfully,
Portfolio Manager(s)
Pablo de la Mata, Philip Evans, and Benjamin Stone
Note to Contract Owners: Effective April 15, 2022, Pablo de la Mata will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS International Intrinsic Value Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/02/95	10.55%	14.07%	12.43%
Service Class	8/24/01	10.28%	13.78%	12.16%
Comparative benchmark(s)
MSCI EAFE Index (net div) (f)	11.26%	9.55%	8.03%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
5

MFS International Intrinsic Value Portfolio
Performance Summary – continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS International Intrinsic Value Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.89%	$1,000.00	$1,054.12	$4.61
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
Service Class	Actual	1.14%	$1,000.00	$1,052.68	$5.90
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS International Intrinsic Value Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.5%
Airlines – 0.7%
Ryanair Holdings PLC, ADR (a)	116,622	$ 11,933,929
Alcoholic Beverages – 5.4%
Diageo PLC	774,105	$ 42,288,796
Pernod Ricard S.A.	195,828	47,153,947
		$89,442,743
Apparel Manufacturers – 2.6%
Adidas AG	37,747	$ 10,881,256
Compagnie Financiere Richemont S.A.	116,261	17,360,458
LVMH Moet Hennessy Louis Vuitton SE	17,364	14,371,996
		$42,613,710
Automotive – 1.0%
Compagnie Generale des Etablissements Michelin SCA	51,202	$ 8,403,002
Knorr-Bremse AG	88,167	8,701,014
		$17,104,016
Biotechnology – 1.7%
Novozymes A.S.	347,071	$ 28,420,749
Brokerage & Asset Managers – 0.8%
Euronext N.V.	124,258	$ 12,908,926
Business Services – 5.9%
Experian PLC	504,329	$ 24,793,285
Intertek Group PLC	198,644	15,137,639
Nomura Research Institute Ltd.	373,800	16,036,712
Secom Co. Ltd.	174,900	12,142,497
SGS S.A.	8,038	26,774,720
Sohgo Security Services Co. Ltd.	81,600	3,241,867
		$98,126,720
Chemicals – 3.7%
Givaudan S.A.	11,639	$ 61,209,491
Computer Software – 10.5%
ANSYS, Inc. (a)	91,254	$ 36,603,805
Cadence Design Systems, Inc. (a)	463,401	86,354,776
Dassault Systemes SE	353,613	21,059,392
OBIC Co. Ltd.	74,900	14,064,505
SAP SE	121,885	17,407,738
		$175,490,216
Computer Software - Systems – 3.4%
Amadeus IT Group S.A. (a)	215,919	$ 14,543,125
NICE Systems Ltd., ADR (a)	14,237	4,322,353
Samsung Electronics Co. Ltd.	497,397	32,762,301
Wix.com Ltd. (a)	37,019	5,841,228
		$57,469,007
Construction – 0.8%
Geberit AG	16,923	$ 13,776,169
8

MFS International Intrinsic Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 8.7%
Colgate-Palmolive Co.	70,748	$ 6,037,634
Kao Corp.	397,900	20,820,309
Kobayashi Pharmaceutical Co. Ltd.	204,500	16,071,286
KOSE Corp.	29,500	3,346,736
Lion Corp.	324,000	4,329,201
L'Oréal	98,454	46,735,859
Reckitt Benckiser Group PLC	363,907	31,238,555
ROHTO Pharmaceutical Co. Ltd.	457,500	13,820,851
Svenska Cellulosa Aktiebolaget	141,219	2,501,546
		$144,901,977
Electrical Equipment – 9.2%
Halma PLC	465,417	$ 20,158,885
Legrand S.A.	341,278	39,981,267
OMRON Corp.	138,900	13,838,077
Schneider Electric SE	329,229	64,642,680
Spectris PLC	160,635	7,953,498
Yokogawa Electric Corp.	324,700	5,854,367
		$152,428,774
Electronics – 8.0%
Analog Devices, Inc.	180,295	$ 31,690,452
DISCO Corp.	27,700	8,464,357
Hirose Electric Co. Ltd.	134,300	22,579,866
Infineon Technologies AG	66,664	3,093,559
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	468,940	56,418,172
Texas Instruments, Inc.	54,389	10,250,695
		$132,497,101
Engineering - Construction – 1.3%
IMI PLC	892,621	$ 20,974,475
Food & Beverages – 8.8%
Chocoladefabriken Lindt & Sprungli AG	382	$ 5,275,738
Danone S.A.	106,870	6,642,045
Ezaki Glico Co. Ltd.	166,500	5,297,662
ITO EN Ltd.	283,400	14,880,779
Kerry Group PLC	91,212	11,760,427
Nestle S.A.	591,565	82,736,000
Nissan Foods Holdings Co. Ltd.	55,100	4,018,856
Toyo Suisan Kaisha Ltd.	379,700	16,091,780
		$146,703,287
Insurance – 0.3%
Hiscox Ltd.	430,017	$ 5,010,282
Machinery & Tools – 6.5%
Epiroc AB	453,319	$ 11,498,275
GEA Group AG	263,950	14,451,381
Nordson Corp.	45,041	11,497,616
Schindler Holding AG	61,619	16,532,499
SMC Corp.	29,500	19,898,331
Spirax-Sarco Engineering PLC	142,184	30,888,730
Wartsila Oyj Abp	211,440	2,944,615
		$107,711,447
9

MFS International Intrinsic Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – 0.6%
UBS Group AG	527,129	$ 9,460,961
Medical Equipment – 4.3%
Agilent Technologies, Inc.	49,378	$ 7,883,198
Bruker BioSciences Corp.	99,128	8,317,830
EssilorLuxottica	76,380	16,282,128
Nihon Kohden Corp.	281,200	7,712,649
Shimadzu Corp.	549,600	23,196,627
Terumo Corp.	180,800	7,638,773
		$71,031,205
Other Banks & Diversified Financials – 1.2%
Chiba Bank Ltd.	560,600	$ 3,211,644
Hachijuni Bank Ltd.	549,900	1,878,733
Julius Baer Group Ltd.	80,458	5,376,653
Jyske Bank A.S. (a)	69,829	3,596,956
Mebuki Financial Group, Inc.	926,400	1,908,692
North Pacific Bank Ltd.	824,500	1,791,924
Sydbank A.S.	92,597	2,931,554
		$20,696,156
Pharmaceuticals – 1.6%
Roche Holding AG	41,978	$ 17,401,366
Santen Pharmaceutical Co. Ltd.	768,000	9,393,862
		$26,795,228
Precious Metals & Minerals – 2.9%
Agnico Eagle Mines Ltd.	175,459	$ 9,319,807
Franco-Nevada Corp.	232,596	32,167,552
Wheaton Precious Metals Corp.	173,817	7,458,624
		$48,945,983
Printing & Publishing – 0.9%
Wolters Kluwer N.V.	125,522	$ 14,805,139
Real Estate – 1.8%
LEG Immobilien SE	68,686	$ 9,595,016
TAG Immobilien AG	262,853	7,364,740
Vonovia SE, REIT	234,786	12,964,233
		$29,923,989
Specialty Chemicals – 3.3%
Croda International PLC	66,818	$ 9,152,680
Kansai Paint Co. Ltd.	264,000	5,737,634
Sika AG	43,987	18,258,811
Symrise AG	141,814	21,037,610
		$54,186,735
Specialty Stores – 0.6%
Ocado Group PLC (a)	169,262	$ 3,844,375
Zalando SE (a)	79,652	6,459,127
		$10,303,502
Total Common Stocks (Identified Cost, $922,246,420)		$1,604,871,917
10

MFS International Intrinsic Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Preferred Stocks – 1.6%
Consumer Products – 1.6%
Henkel AG & Co. KGaA (Identified Cost, $39,059,313)	332,407	$ 26,922,595
Issuer	Strike Price	First Exercise
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $0)	CHF 67.00	11/20/23	224,332	$ 246,194

Investment Companies (h) – 1.7%
Money Market Funds – 1.7%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $27,180,912)	27,183,142	$ 27,183,142
Other Assets, Less Liabilities – 0.2%		3,824,862
Net Assets – 100.0%		$1,663,048,710
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $27,183,142 and $1,632,040,706, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CHF	Swiss Franc
See Notes to Financial Statements
11

MFS International Intrinsic Value Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $961,305,733)	$1,632,040,706
Investments in affiliated issuers, at value (identified cost, $27,180,912)	27,183,142
Receivables for
Investments sold	128,292
Fund shares sold	855,806
Dividends	3,661,797
Other assets	6,316
Total assets	$1,663,876,059
Liabilities
Payables for
Fund shares reacquired	$561,267
Payable to affiliates
Investment adviser	77,226
Administrative services fee	1,277
Shareholder servicing costs	302
Distribution and/or service fees	18,096
Payable for independent Trustees' compensation	304
Accrued expenses and other liabilities	168,877
Total liabilities	$827,349
Net assets	$1,663,048,710
Net assets consist of
Paid-in capital	$934,532,997
Total distributable earnings (loss)	728,515,713
Net assets	$1,663,048,710
Shares of beneficial interest outstanding	44,835,359
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$344,051,799	9,145,793	$37.62
Service Class	1,318,996,911	35,689,566	36.96
See Notes to Financial Statements
12

MFS International Intrinsic Value Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$23,478,694
Dividends from affiliated issuers	15,579
Income on securities loaned	8,807
Other	173
Foreign taxes withheld	(2,383,905)
Total investment income	$21,119,348
Expenses
Management fee	$13,652,740
Distribution and/or service fees	3,113,313
Shareholder servicing costs	44,674
Administrative services fee	216,078
Independent Trustees' compensation	23,412
Custodian fee	182,031
Shareholder communications	60,709
Audit and tax fees	61,422
Legal fees	7,900
Miscellaneous	36,648
Total expenses	$17,398,927
Reduction of expenses by investment adviser	(200,998)
Net expenses	$17,197,929
Net investment income (loss)	$3,921,419
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$58,972,330
Affiliated issuers	1,494
Forward foreign currency exchange contracts	2,264,909
Foreign currency	60,488
Net realized gain (loss)	$61,299,221
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$92,801,537
Affiliated issuers	(1,494)
Forward foreign currency exchange contracts	1,227,680
Translation of assets and liabilities in foreign currencies	(340,468)
Net unrealized gain (loss)	$93,687,255
Net realized and unrealized gain (loss)	$154,986,476
Change in net assets from operations	$158,907,895
See Notes to Financial Statements
13

MFS International Intrinsic Value Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$3,921,419	$5,201,242
Net realized gain (loss)	61,299,221	42,607,038
Net unrealized gain (loss)	93,687,255	206,247,474
Change in net assets from operations	$158,907,895	$254,055,754
Total distributions to shareholders	$(45,822,539)	$(38,136,630)
Change in net assets from fund share transactions	$44,576,605	$(66,701,792)
Total change in net assets	$157,661,961	$149,217,332
Net assets
At beginning of period	1,505,386,749	1,356,169,417
At end of period	$1,663,048,710	$1,505,386,749
See Notes to Financial Statements
14

MFS International Intrinsic Value Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$35.05	$29.94	$25.02	$28.25	$22.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.18	$0.28	$0.30	$0.29
Net realized and unrealized gain (loss)	3.51	5.87	6.06	(2.91)	5.80
Total from investment operations	$3.67	$6.05	$6.34	$(2.61)	$6.09
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.31)	$(0.54)	$(0.31)	$(0.39)
From net realized gain	(0.98)	(0.63)	(0.88)	(0.31)	(0.02)
Total distributions declared to shareholders	$(1.10)	$(0.94)	$(1.42)	$(0.62)	$(0.41)
Net asset value, end of period (x)	$37.62	$35.05	$29.94	$25.02	$28.25
Total return (%) (k)(r)(s)(x)	10.55	20.52	25.94	(9.49)	27.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.90	0.92	0.92	0.91	0.91
Expenses after expense reductions	0.89	0.90	0.90	0.90	0.90
Net investment income (loss)	0.45	0.59	0.99	1.08	1.13
Portfolio turnover	13	10	13	16	10
Net assets at end of period (000 omitted)	$344,052	$328,247	$308,053	$282,244	$317,415
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$34.47	$29.47	$24.60	$27.80	$22.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.10	$0.20	$0.27	$0.23
Net realized and unrealized gain (loss)	3.45	5.77	5.97	(2.91)	5.70
Total from investment operations	$3.52	$5.87	$6.17	$(2.64)	$5.93
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.24)	$(0.42)	$(0.25)	$(0.34)
From net realized gain	(0.98)	(0.63)	(0.88)	(0.31)	(0.02)
Total distributions declared to shareholders	$(1.03)	$(0.87)	$(1.30)	$(0.56)	$(0.36)
Net asset value, end of period (x)	$36.96	$34.47	$29.47	$24.60	$27.80
Total return (%) (k)(r)(s)(x)	10.28	20.21	25.65	(9.72)	26.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.15	1.17	1.17	1.15	1.16
Expenses after expense reductions	1.14	1.15	1.15	1.14	1.15
Net investment income (loss)	0.19	0.34	0.72	0.97	0.89
Portfolio turnover	13	10	13	16	10
Net assets at end of period (000 omitted)	$1,318,997	$1,177,140	$1,048,117	$858,278	$1,728,247

See Notes to Financial Statements
15

MFS International Intrinsic Value Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS International Intrinsic Value Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS International Intrinsic Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods.
Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities
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MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$278,181,242	$—	$—	$278,181,242
Japan	277,268,577	—	—	277,268,577
Switzerland	144,191,685	130,217,375	—	274,409,060
United Kingdom	211,441,200	—	—	211,441,200
United States	198,636,006	—	—	198,636,006
Germany	106,310,390	32,567,879	—	138,878,269
Taiwan	56,418,172	—	—	56,418,172
Canada	48,945,983	—	—	48,945,983
Denmark	2,931,554	32,017,705	—	34,949,259
Other Countries	92,923,652	19,989,286	—	112,912,938
Mutual Funds	27,183,142	—	—	27,183,142
Total	$1,444,431,603	$214,792,245	$—	$1,659,223,848
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At December 31, 2021, the fund did not have any outstanding derivative instruments.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
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MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$2,264,909
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$1,227,680
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
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MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$3,637,214	$12,548,204
Long-term capital gains	42,185,325	25,588,426
Total distributions	$45,822,539	$38,136,630
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MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$997,006,143
Gross appreciation	692,084,447
Gross depreciation	(29,866,742)
Net unrealized appreciation (depreciation)	$662,217,705
Undistributed ordinary income	12,440,765
Undistributed long-term capital gain	53,930,299
Other temporary differences	(73,056)
Total distributable earnings (loss)	$728,515,713
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$10,070,073	$8,702,058
Service Class	35,752,466	29,434,572
Total	$45,822,539	$38,136,630
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $200,998, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.85% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
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MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $42,909, which equated to 0.0027% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $1,765.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0137% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $228,744,395 and $199,801,589, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,560,198	$55,767,129	1,545,411	$46,930,881
Service Class	5,119,497	180,287,362	4,685,053	136,442,604
	6,679,695	$236,054,491	6,230,464	$183,373,485
Shares issued to shareholders in reinvestment of distributions
Initial Class	268,496	$9,856,486	262,777	$8,408,861
Service Class	990,373	35,752,466	934,431	29,434,572
	1,258,869	$45,608,952	1,197,208	$37,843,433
Shares reacquired
Initial Class	(2,047,578)	$(73,961,957)	(2,732,208)	$(81,847,531)
Service Class	(4,570,255)	(163,124,881)	(7,040,629)	(206,071,179)
	(6,617,833)	$(237,086,838)	(9,772,837)	$(287,918,710)
Net change
Initial Class	(218,884)	$(8,338,342)	(924,020)	$(26,507,789)
Service Class	1,539,615	52,914,947	(1,421,145)	(40,194,003)
	1,320,731	$44,576,605	(2,345,165)	$(66,701,792)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Growth Allocation Portfolio were the owners of record of approximately 2% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Portfolio was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective at the close of business on October 16, 2017, the fund is closed to new investors subject to certain exceptions. Please see the fund's prospectus for details.
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MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $5,335 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$42,517,675	$189,938,594	$205,273,127	$1,494	$(1,494)	$27,183,142
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$15,579	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
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MFS International Intrinsic Value Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Intrinsic Value Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS International Intrinsic Value Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS International Intrinsic Value Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS International Intrinsic Value Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
26

MFS International Intrinsic Value Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Pablo de la Mata Philip Evans Benjamin Stone
27

MFS International Intrinsic Value Portfolio
Board Review of Investment Advisory Agreement
MFS International Intrinsic Value Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
28

MFS International Intrinsic Value Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
29

MFS International Intrinsic Value Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
30

MFS International Intrinsic Value Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $46,404,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 28.26% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
Income derived from foreign sources was $22,047,960. The fund intends to pass through foreign tax credits of $2,358,829 for the fiscal year.
31

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
33

Annual Report
December 31, 2021
MFS®  Massachusetts Investors
Growth Stock Portfolio
MFS® Variable Insurance Trust II
MIS-ANN

MFS® Massachusetts Investors Growth Stock Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
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MFS Massachusetts Investors Growth Stock Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	12.0%
Alphabet, Inc., “A”	8.5%
Apple, Inc.	5.3%
Accenture PLC, “A”	4.2%
Church & Dwight Co., Inc.	2.9%
Visa, Inc., “A”	2.8%
Colgate-Palmolive Co.	2.4%
Amphenol Corp., “A”	2.3%
Boston Scientific Corp.	2.1%
Charles Schwab Corp.	2.1%
GICS equity sectors (g)
Information Technology	36.1%
Health Care	15.1%
Communication Services	12.2%
Consumer Discretionary	10.7%
Consumer Staples	8.3%
Financials	6.9%
Industrials	6.4%
Real Estate	2.0%
Materials	1.1%
Utilities	0.9%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Massachusetts Investors Growth Stock Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (fund) provided a total return of 25.97%, while Service Class shares of the fund provided a total return of 25.66%. These compare with a return of 27.60% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Stock selection and, to a lesser extent, an underweight position in the information technology sector weakened the fund’s performance relative to the Russell 1000® Growth Index. Within this sector, not holding shares of strong-performing computer graphics processor maker NVIDIA, and the fund's overweight position in financial technology services provider Fiserv, held back relative returns. The share price of NVIDIA climbed as the company reported strong revenue growth, driven by better-than-anticipated broad-based demand and capacity additions at its Gaming, Datacenter, and Pro Vis segments. Additionally, holding shares of global banking and payment technologies provider Fidelity National Information Services(b) further detracted from relative results.
Stock selection in the consumer discretionary sector also hindered relative performance. Within this sector, holding shares of online and mobile commerce company Alibaba Group Holding(b) (China) and sportswear and sports equipment manufacturer Adidas(b) (Germany) dampened relative performance. The stock price decline of Alibaba Group Holding was primarily due to concerns that the recent increase in regulatory actions within China would lead to additional changes that may negatively impact future growth of the company’s platforms. Additionally, not holding shares of electric vehicle manufacturer Tesla weakened relative results. The share price of Tesla advanced considerably during the second half of the year, following significantly better-than-expected vehicle deliveries and the company's ability to overcome supply chain issues that affected the whole auto industry. Moreover, favorable pricing of its Model 3 and Model Y vehicles helped improve Tesla’s profitability, which also had a positive impact on its share price growth.
Elsewhere, the fund's overweight positions in video game maker Electronic Arts and global consumer products company Colgate-Palmolive, and its holdings of multinational technology conglomerate Tencent Holdings(b) (China) and medical technology company Becton, Dickinson and Co.(b), detracted from relative results.
Contributors to Performance
Stock selection and, to a lesser extent, an overweight position in the financials sector contributed to the fund’s relative performance. Within this sector, holding shares of financial services provider Charles Schwab(b), the timing of the fund's ownership in shares of global alternative asset manager Blackstone, and its overweight position in risk management and human capital consulting services provider Aon helped relative performance.
Stock selection in the industrials sector also benefited the fund’s relative returns. However, there were no individual securities within this sector, either in the fund or in the benchmark, that were among the fund’s top relative contributors during the reporting period.
Stocks in other sectors that aided relative performance included the fund’s avoidance of internet retailer Amazon.com and digital payment technology developer PayPal. Although Amazon.com reported accelerated Amazon Web Services and advertising growth, the company’s retail sales growth slowed more than anticipated against difficult comparisons to heightened levels during the pandemic. Further, Amazon.com noted that it experienced significant labor and material cost pressure, driven by inflation and global
3

MFS Massachusetts Investors Growth Stock Portfolio
Management Review - continued
supply chain disruption, which weighed on its near-term profitability. Additionally, the fund's overweight positions in IT servicing firm Accenture, technology company Alphabet, outsourced clinical development services provider PRA Health Sciences(h) and life sciences supply company Thermo Fisher Scientific contributed to relative returns. The stock price of Alphabet climbed as the company reported strong advertising sales growth across Google Services, particularly in search and YouTube, and continued revenue growth in cloud. The fund’s holdings of outsourced clinical development services provider ICON(b) (Ireland) further supported relative performance.
Respectfully,
Portfolio Manager(s)
Jeffrey Constantino and Joseph Skorski
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Massachusetts Investors Growth Stock Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	25.97%	22.84%	17.58%
Service Class	8/24/01	25.66%	22.53%	17.29%
Comparative benchmark(s)
Russell 1000® Growth Index (f)	27.60%	25.32%	19.79%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 1000® Growth Index(h) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
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MFS Massachusetts Investors Growth Stock Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
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MFS Massachusetts Investors Growth Stock Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.76%	$1,000.00	$1,120.65	$4.06
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87
Service Class	Actual	1.01%	$1,000.00	$1,119.12	$5.39
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Massachusetts Investors Growth Stock Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.7%
Apparel Manufacturers – 4.1%
Adidas AG	56,965	$ 16,421,193
LVMH Moet Hennessy Louis Vuitton SE	11,993	9,926,477
NIKE, Inc., “B”	138,360	23,060,461
		$49,408,131
Brokerage & Asset Managers – 2.7%
Blackstone, Inc.	48,224	$ 6,239,703
Charles Schwab Corp.	302,297	25,423,178
		$31,662,881
Business Services – 10.7%
Accenture PLC, “A”	120,844	$ 50,095,880
Cognizant Technology Solutions Corp., “A”	102,732	9,114,383
Equifax, Inc.	54,153	15,855,457
Fidelity National Information Services, Inc.	149,971	16,369,335
Fiserv, Inc. (a)	226,002	23,456,747
Verisk Analytics, Inc., “A”	56,953	13,026,860
		$127,918,662
Cable TV – 1.0%
Charter Communications, Inc., “A” (a)	17,922	$ 11,684,606
Computer Software – 12.0%
Microsoft Corp.	424,240	$ 142,680,397
Computer Software - Systems – 5.3%
Apple, Inc.	355,662	$ 63,154,901
Construction – 2.3%
Otis Worldwide Corp.	158,475	$ 13,798,418
Sherwin-Williams Co.	37,119	13,071,827
		$26,870,245
Consumer Products – 5.9%
Church & Dwight Co., Inc.	332,104	$ 34,040,660
Colgate-Palmolive Co.	331,139	28,259,402
Estee Lauder Cos., Inc., “A”	21,314	7,890,443
		$70,190,505
Electrical Equipment – 5.4%
Amphenol Corp., “A”	319,043	$ 27,903,501
Fortive Corp.	225,750	17,222,467
TE Connectivity Ltd.	115,228	18,590,886
		$63,716,854
Electronics – 2.8%
Analog Devices, Inc.	70,571	$ 12,404,265
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	70,689	8,504,593
Texas Instruments, Inc.	64,413	12,139,918
		$33,048,776
8

MFS Massachusetts Investors Growth Stock Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 2.4%
McCormick & Co., Inc.	141,635	$ 13,683,357
PepsiCo, Inc.	86,334	14,997,079
		$28,680,436
General Merchandise – 1.7%
Dollarama, Inc.	410,146	$ 20,527,565
Health Maintenance Organizations – 0.8%
Cigna Corp.	41,606	$ 9,553,986
Insurance – 3.2%
Aon PLC	84,329	$ 25,345,924
Marsh & McLennan Cos., Inc.	73,515	12,778,378
		$38,124,302
Internet – 10.8%
Alibaba Group Holding Ltd. (a)	991,572	$ 15,119,866
Alphabet, Inc., “A” (a)	34,905	101,121,181
Tencent Holdings Ltd.	210,500	12,331,617
		$128,572,664
Leisure & Toys – 1.7%
Electronic Arts, Inc.	154,664	$ 20,400,182
Medical & Health Technology & Services – 1.5%
ICON PLC (a)	56,169	$ 17,395,539
Medical Equipment – 12.5%
Abbott Laboratories	87,691	$ 12,341,631
Agilent Technologies, Inc.	58,276	9,303,763
Becton, Dickinson and Co.	73,310	18,435,999
Boston Scientific Corp. (a)	601,712	25,560,726
Danaher Corp.	48,742	16,036,605
Medtronic PLC	81,962	8,478,969
STERIS PLC	56,151	13,667,715
Stryker Corp.	76,362	20,420,726
Thermo Fisher Scientific, Inc.	36,262	24,195,457
		$148,441,591
Other Banks & Diversified Financials – 4.9%
Mastercard, Inc., “A”	34,152	$ 12,271,497
Moody's Corp.	32,294	12,613,390
Visa, Inc., “A”	152,856	33,125,424
		$58,010,311
Pharmaceuticals – 0.4%
Roche Holding AG	10,520	$ 4,360,912
Railroad & Shipping – 1.3%
Union Pacific Corp.	63,350	$ 15,959,766
Restaurants – 1.2%
Starbucks Corp.	125,944	$ 14,731,670
9

MFS Massachusetts Investors Growth Stock Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 2.2%
Ross Stores, Inc.	127,995	$ 14,627,269
TJX Cos., Inc.	159,633	12,119,337
		$26,746,606
Telecommunications - Wireless – 2.0%
American Tower Corp., REIT	80,535	$ 23,556,488
Utilities - Electric Power – 0.9%
Xcel Energy, Inc.	154,142	$ 10,435,413
Total Common Stocks (Identified Cost, $519,704,911)		$1,185,833,389
Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $4,764,975)	4,764,975	$ 4,764,975
Other Assets, Less Liabilities – (0.1)%		(597,264)
Net Assets – 100.0%		$1,190,001,100
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,764,975 and $1,185,833,389, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
10

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $519,704,911)	$1,185,833,389
Investments in affiliated issuers, at value (identified cost, $4,764,975)	4,764,975
Receivables for
Fund shares sold	158,270
Dividends	712,187
Other assets	4,717
Total assets	$1,191,473,538
Liabilities
Payables for
Fund shares reacquired	$1,276,649
Payable to affiliates
Investment adviser	47,073
Administrative services fee	932
Shareholder servicing costs	241
Distribution and/or service fees	6,533
Payable for independent Trustees' compensation	326
Accrued expenses and other liabilities	140,684
Total liabilities	$1,472,438
Net assets	$1,190,001,100
Net assets consist of
Paid-in capital	$393,514,043
Total distributable earnings (loss)	796,487,057
Net assets	$1,190,001,100
Shares of beneficial interest outstanding	43,479,214
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$714,523,518	25,917,610	$27.57
Service Class	475,477,582	17,561,604	27.07
See Notes to Financial Statements
11

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$10,355,726
Other	23,523
Dividends from affiliated issuers	3,325
Foreign taxes withheld	(102,032)
Total investment income	$10,280,542
Expenses
Management fee	$8,310,949
Distribution and/or service fees	1,122,562
Shareholder servicing costs	36,819
Administrative services fee	156,799
Independent Trustees' compensation	17,345
Custodian fee	58,414
Shareholder communications	49,940
Audit and tax fees	60,650
Legal fees	5,607
Miscellaneous	32,460
Total expenses	$9,851,545
Reduction of expenses by investment adviser	(142,883)
Net expenses	$9,708,662
Net investment income (loss)	$571,880
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$131,556,932
Foreign currency	21,922
Net realized gain (loss)	$131,578,854
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$126,855,928
Affiliated issuers	(1)
Translation of assets and liabilities in foreign currencies	(5,435)
Net unrealized gain (loss)	$126,850,492
Net realized and unrealized gain (loss)	$258,429,346
Change in net assets from operations	$259,001,226
See Notes to Financial Statements
12

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$571,880	$1,639,300
Net realized gain (loss)	131,578,854	146,310,591
Net unrealized gain (loss)	126,850,492	52,925,899
Change in net assets from operations	$259,001,226	$200,875,790
Total distributions to shareholders	$(148,535,842)	$(96,440,810)
Change in net assets from fund share transactions	$9,979,941	$(40,476,255)
Total change in net assets	$120,445,325	$63,958,725
Net assets
At beginning of period	1,069,555,775	1,005,597,050
At end of period	$1,190,001,100	$1,069,555,775
See Notes to Financial Statements
13

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$25.06	$22.58	$17.60	$18.60	$15.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.06	$0.11	$0.13	$0.11
Net realized and unrealized gain (loss)	6.24	4.80	6.71	0.16	4.16
Total from investment operations	$6.28	$4.86	$6.82	$0.29	$4.27
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.11)	$(0.13)	$(0.12)	$(0.12)
From net realized gain	(3.70)	(2.27)	(1.71)	(1.17)	(0.93)
Total distributions declared to shareholders	$(3.77)	$(2.38)	$(1.84)	$(1.29)	$(1.05)
Net asset value, end of period (x)	$27.57	$25.06	$22.58	$17.60	$18.60
Total return (%) (k)(r)(s)(x)	25.97	22.53	39.95	0.81	28.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.78	0.79	0.79	0.80	0.81
Expenses after expense reductions	0.76	0.78	0.78	0.79	0.80
Net investment income (loss)	0.15	0.27	0.51	0.65	0.66
Portfolio turnover	15	33	22	23	21
Net assets at end of period (000 omitted)	$714,524	$641,267	$603,369	$493,783	$562,471
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$24.67	$22.27	$17.38	$18.38	$15.21
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$0.00(w)	$0.05	$0.08	$0.07
Net realized and unrealized gain (loss)	6.14	4.72	6.62	0.16	4.10
Total from investment operations	$6.11	$4.72	$6.67	$0.24	$4.17
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.05)	$(0.07)	$(0.07)	$(0.07)
From net realized gain	(3.70)	(2.27)	(1.71)	(1.17)	(0.93)
Total distributions declared to shareholders	$(3.71)	$(2.32)	$(1.78)	$(1.24)	$(1.00)
Net asset value, end of period (x)	$27.07	$24.67	$22.27	$17.38	$18.38
Total return (%) (k)(r)(s)(x)	25.66	22.20	39.58	0.58	28.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.03	1.04	1.04	1.05	1.06
Expenses after expense reductions	1.01	1.03	1.03	1.04	1.05
Net investment income (loss)	(0.10)	0.02	0.26	0.40	0.41
Portfolio turnover	15	33	22	23	21
Net assets at end of period (000 omitted)	$475,478	$428,289	$402,228	$319,950	$369,950

See Notes to Financial Statements
14

MFS Massachusetts Investors Growth Stock Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and
16

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,081,245,627	$—	$—	$1,081,245,627
China	27,451,483	—	—	27,451,483
Canada	20,527,565	—	—	20,527,565
Ireland	17,395,539	—	—	17,395,539
Germany	16,421,193	—	—	16,421,193
France	9,926,477	—	—	9,926,477
Taiwan	8,504,593	—	—	8,504,593
Switzerland	—	4,360,912	—	4,360,912
Mutual Funds	4,764,975	—	—	4,764,975
Total	$1,186,237,452	$4,360,912	$—	$1,190,598,364
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
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MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$6,118,487	$9,714,474
Long-term capital gains	142,417,355	86,726,336
Total distributions	$148,535,842	$96,440,810
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$525,752,043
Gross appreciation	671,386,477
Gross depreciation	(6,540,156)
Net unrealized appreciation (depreciation)	$664,846,321
Undistributed ordinary income	16,601,169
Undistributed long-term capital gain	115,033,560
Other temporary differences	6,007
Total distributable earnings (loss)	$796,487,057
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$89,257,028	$58,026,955
Service Class	59,278,814	38,413,855
Total	$148,535,842	$96,440,810
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $142,883, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.73% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the Service
18

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $35,379, which equated to 0.0031% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $1,440.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0139% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $579,362 and $5,507,196, respectively. The sales transactions resulted in net realized gains (losses) of $1,485,174.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $23,395, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $169,374,250 and $302,845,318, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
19

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	301,917	$8,152,931	536,906	$11,499,519
Service Class	638,576	16,756,952	1,322,375	28,371,478
	940,493	$24,909,883	1,859,281	$39,870,997
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,431,643	$89,257,028	2,538,362	$58,026,955
Service Class	2,318,295	59,278,814	1,705,766	38,413,855
	5,749,938	$148,535,842	4,244,128	$96,440,810
Shares reacquired
Initial Class	(3,409,834)	$(91,134,490)	(4,205,948)	$(94,166,872)
Service Class	(2,755,500)	(72,331,294)	(3,730,825)	(82,621,190)
	(6,165,334)	$(163,465,784)	(7,936,773)	$(176,788,062)
Net change
Initial Class	323,726	$6,275,469	(1,130,680)	$(24,640,398)
Service Class	201,371	3,704,472	(702,684)	(15,835,857)
	525,097	$9,979,941	(1,833,364)	$(40,476,255)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $3,718 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$8,618,176	$165,467,990	$169,321,190	$—	$(1)	$4,764,975
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$3,325	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple
20

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
21

MFS Massachusetts Investors Growth Stock Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of
MFS Massachusetts Investors Growth Stock Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Massachusetts Investors Growth Stock Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS Massachusetts Investors Growth Stock Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

23

MFS Massachusetts Investors Growth Stock Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
24

MFS Massachusetts Investors Growth Stock Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jeffrey Constantino Joseph Skorski
25

MFS Massachusetts Investors Growth Stock Portfolio
Board Review of Investment Advisory Agreement
MFS Massachusetts Investors Growth Stock Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, Massachusetts Investors Growth Stock Fund, which has substantially similar investment strategies, was in the 2nd
26

MFS Massachusetts Investors Growth Stock Portfolio
Board Review of Investment Advisory Agreement - continued
quintile relative to the other funds in its Broadridge performance universe for the five-year period ended December 31, 2020. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
27

MFS Massachusetts Investors Growth Stock Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $156,660,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Annual Report
December 31, 2021
MFS®  Research
International Portfolio
MFS® Variable Insurance Trust II
RSS-ANN

MFS® Research International Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Research International Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Roche Holding AG	3.4%
Nestle S.A.	3.3%
Novo Nordisk A.S., “B”	3.3%
Schneider Electric SE	2.9%
Linde PLC	2.6%
LVMH Moet Hennessy Louis Vuitton SE	2.4%
Aon PLC	2.1%
Hitachi Ltd.	1.7%
Diageo PLC	1.7%
BNP Paribas	1.6%
Global equity sectors (k)
Capital Goods	24.2%
Financial Services	19.3%
Technology	14.3%
Health Care	12.2%
Consumer Cyclicals	10.3%
Consumer Staples	9.0%
Energy	6.5%
Telecommunications/Cable Television	2.9%
Issuer country weightings (x)
Japan	19.0%
Switzerland	13.4%
France	9.9%
United Kingdom	9.4%
United States	9.4%
Germany	9.1%
Hong Kong	4.2%
Netherlands	4.1%
China	3.7%
Other Countries	17.8%
Currency exposure weightings (y)
Euro	30.7%
Japanese Yen	19.0%
Swiss Franc	13.4%
British Pound Sterling	10.0%
United States Dollar	7.4%
Hong Kong Dollar	7.3%
Danish Krone	3.7%
Australian Dollar	2.4%
Canadian Dollar	2.1%
Other Currencies	4.0%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Research International Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Research International Portfolio (fund) provided a total return of 11.57%, while Service Class shares of the fund provided a total return of 11.27%. These compare with a return of 11.26% over the same period for the fund's benchmark, the MSCI EAFE Index (net div).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Contributors to Performance
Stock selection within the capital goods, consumer staples and health care sectors benefited the fund’s performance relative to the MSCI EAFE Index. Within the capital goods sector, holding shares of industrial gas supplier Linde(b) (United Kingdom), and the fund's overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), specialty chemical products maker Croda International (United Kingdom), mechanical engineering firm GEA Group (Germany), specialty chemical company Sika (Switzerland) and electronics manufacturer Techtronic Industries (Hong Kong), lifted relative returns. The share price of Schneider Electric advanced as better-than-expected organic growth, primarily within its energy management division, drove strong earnings results. Although security selection within the consumer staples sector aided relative performance, there were no individual stocks within this sector, held by either the fund or the benchmark, that were among the fund’s top relative contributors over the reporting period. Within the health care sector, the fund’s overweight position in pharmaceutical company Novo Nordisk (Denmark) contributed to relative results as the company's share price outperformed the benchmark over the reporting period, driven by strong sales in its diabetes care and biopharma businesses.
Elsewhere, holding shares of risk management and human capital consulting services provider Aon(b) and software engineering solutions and technology services provider EPAM Systems(b), in addition to an overweight position in global banking group BNP Paribas (France), helped the fund’s relative performance. Aon's stock price rose after it announced the termination of its proposed acquisition of Willis Towers Watson due to the DOJ's civil antitrust action to block the deal. An upside earnings surprise also provided additional support to Aon’s stock price, owing to solid margins and strong organic growth from new business generation.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.
Detractors from Performance
Security selection in both the energy and technology sectors weakened relative performance. However, there were no individual stocks within the energy sector, held in the fund or in the benchmark, that were among the fund’s top relative detractors over the reporting period. Within the technology sector, not holding shares of lithography systems manufacturer ASML (Netherlands), and the fund’s holdings of internet-based, multiple services company Tencent Holdings(b) (China), weighed on relative returns. The stock price of Tencent Holdings fell over the reporting period as new technology, gaming and education regulations from Chinese authorities appeared to have weighed on investor sentiment.
3

MFS Research International Portfolio
Management Review - continued
Stocks in other sectors that detracted from relative results included the fund’s overweight positions in medical technology company Koninklijke Philips (Netherlands), pharmaceutical and medical device company Santen Pharmaceutical (Japan), consumer products company Kao (Japan), sporting goods producer Adidas (Germany), automotive lighting systems manufacturer Koito Manufacturing (Japan), insurance company AIA Group (Hong Kong) and real estate company Leg Immobilien (Germany). Koninklijke Philips' stock price came under pressure late in the reporting period as the company reported weaker-than-expected sales and management lowered its full-year 2021 sales guidance. Lastly, the fund's position in multinational media company Naspers(b)(h) (South Africa) held back relative results as the stock’s performance lagged the benchmark over the fund's holding period.
Respectfully,
Portfolio Manager(s)
Victoria Higley and Camille Humphries-Lee
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Research International Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	11.57%	12.19%	8.38%
Service Class	8/24/01	11.27%	11.90%	8.11%
Comparative benchmark(s)
MSCI EAFE Index (net div) (f)	11.26%	9.55%	8.03%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
5

MFS Research International Portfolio
Performance Summary – continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Research International Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.95%	$1,000.00	$1,037.36	$4.88
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
Service Class	Actual	1.20%	$1,000.00	$1,035.71	$6.16
	Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Research International Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.7%
Aerospace & Defense – 0.6%
MTU Aero Engines Holding AG	15,851	$ 3,222,763
Airlines – 0.4%
Ryanair Holdings PLC, ADR (a)	21,777	$ 2,228,440
Alcoholic Beverages – 2.2%
Diageo PLC	161,928	$ 8,846,010
Kirin Holdings Co. Ltd.	163,600	2,626,873
		$11,472,883
Apparel Manufacturers – 4.9%
Adidas AG	23,131	$ 6,667,930
Burberry Group PLC	59,265	1,457,965
Compagnie Financiere Richemont S.A.	35,397	5,285,591
LVMH Moet Hennessy Louis Vuitton SE	15,360	12,713,306
		$26,124,792
Automotive – 2.4%
Bridgestone Corp.	65,100	$ 2,800,834
Continental AG (a)	25,522	2,705,477
Koito Manufacturing Co. Ltd.	70,700	3,743,050
Toyota Industries Corp.	40,400	3,227,645
		$12,477,006
Brokerage & Asset Managers – 1.8%
Euronext N.V.	54,530	$ 5,665,017
Hong Kong Exchanges & Clearing Ltd.	61,700	3,603,463
		$9,268,480
Business Services – 0.9%
Nomura Research Institute Ltd.	115,200	$ 4,942,293
Computer Software – 3.0%
Cadence Design Systems, Inc. (a)	19,927	$ 3,713,397
NAVER Corp. (a)	10,524	3,350,859
NetEase.com, Inc., ADR	84,704	8,621,173
		$15,685,429
Computer Software - Systems – 6.3%
Amadeus IT Group S.A. (a)	57,171	$ 3,850,727
Constellation Software, Inc.	2,836	5,261,806
EPAM Systems, Inc. (a)	7,564	5,056,156
Fujitsu Ltd.	36,700	6,294,801
Hitachi Ltd.	169,800	9,196,331
Samsung Electronics Co. Ltd.	52,012	3,425,901
		$33,085,722
Construction – 1.2%
Techtronic Industries Co. Ltd.	312,000	$ 6,209,951
8

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.7%
Kao Corp.	60,700	$ 3,176,157
Reckitt Benckiser Group PLC	69,472	5,963,625
		$9,139,782
Consumer Services – 1.0%
Carsales.com Ltd.	82,544	$ 1,506,777
Persol Holdings Co. Ltd.	72,700	2,110,910
SEEK Ltd.	72,885	1,738,241
		$5,355,928
Electrical Equipment – 4.2%
Legrand S.A.	55,270	$ 6,474,970
Schneider Electric SE	79,246	15,559,607
		$22,034,577
Electronics – 2.7%
Kyocera Corp.	49,700	$ 3,105,224
NXP Semiconductors N.V.	22,914	5,219,351
Taiwan Semiconductor Manufacturing Co. Ltd.	260,804	5,797,320
		$14,121,895
Energy - Independent – 0.4%
Santos Ltd.	443,707	$ 2,036,988
Energy - Integrated – 2.4%
Capricorn Energy PLC	705,588	$ 1,798,357
Eni S.p.A.	332,034	4,589,916
Galp Energia SGPS S.A., “B”	359,107	3,483,344
Idemitsu Kosan Co. Ltd.	104,000	2,655,377
		$12,526,994
Food & Beverages – 3.9%
Danone S.A.	54,618	$ 3,394,546
Nestle S.A.	123,263	17,239,505
		$20,634,051
Food & Drug Stores – 0.3%
Sugi Holdings Co. Ltd.	23,800	$ 1,442,111
Gaming & Lodging – 0.8%
Flutter Entertainment PLC (a)	19,212	$ 3,058,118
Whitbread PLC (a)	29,727	1,205,097
		$4,263,215
Insurance – 4.9%
AIA Group Ltd.	696,200	$ 7,017,758
Aon PLC	37,083	11,145,667
Beazley PLC (a)	160,115	1,010,582
Hiscox Ltd.	157,180	1,831,360
Zurich Insurance Group AG	11,146	4,884,494
		$25,889,861
9

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – 1.5%
Scout24 AG	35,224	$ 2,469,281
Tencent Holdings Ltd.	89,700	5,254,851
		$7,724,132
Leisure & Toys – 0.9%
Prosus N.V.	31,742	$ 2,657,246
Yamaha Corp.	43,000	2,119,534
		$4,776,780
Machinery & Tools – 6.4%
Daikin Industries Ltd.	34,500	$ 7,824,959
GEA Group AG	98,971	5,418,706
Kubota Corp.	286,000	6,348,787
Ritchie Bros. Auctioneers, Inc.	51,113	3,127,916
Schindler Holding AG	15,757	4,227,634
SMC Corp.	9,400	6,340,485
Weir Group PLC	28,503	660,301
		$33,948,788
Major Banks – 6.2%
BNP Paribas	125,617	$ 8,691,016
Credit Suisse Group AG	365,689	3,546,906
ING Groep N.V.	338,741	4,721,207
Mitsubishi UFJ Financial Group, Inc.	786,700	4,273,744
NatWest Group PLC	1,683,394	5,142,705
UBS Group AG	344,328	6,180,032
		$32,555,610
Medical Equipment – 3.3%
ConvaTec Group PLC	872,822	$ 2,281,890
Koninklijke Philips N.V.	134,954	5,034,181
QIAGEN N.V. (a)	114,930	6,404,161
Terumo Corp.	85,600	3,616,587
		$17,336,819
Metals & Mining – 0.9%
Glencore PLC	922,613	$ 4,682,386
Natural Gas - Distribution – 0.5%
China Resources Gas Group Ltd.	442,000	$ 2,496,951
Natural Gas - Pipeline – 0.8%
APA Group	233,012	$ 1,705,450
TC Energy Corp.	55,805	2,595,366
		$4,300,816
Other Banks & Diversified Financials – 4.1%
AIB Group PLC (a)	748,581	$ 1,823,834
HDFC Bank Ltd.	319,755	6,363,643
Julius Baer Group Ltd.	65,547	4,380,217
Macquarie Group Ltd.	37,648	5,626,071
Visa, Inc., “A”	16,903	3,663,049
		$21,856,814
10

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 8.9%
Bayer AG	51,874	$ 2,775,751
Kyowa Kirin Co. Ltd.	178,000	4,851,169
Novo Nordisk A.S., “B”	153,841	17,198,618
Roche Holding AG	43,678	18,106,076
Santen Pharmaceutical Co. Ltd.	334,200	4,087,798
		$47,019,412
Printing & Publishing – 0.7%
Wolters Kluwer N.V.	31,915	$ 3,764,328
Real Estate – 2.3%
ESR Cayman Ltd. (a)	835,200	$ 2,822,363
Grand City Properties S.A.	170,112	4,043,881
LEG Immobilien SE	39,720	5,548,642
		$12,414,886
Restaurants – 0.6%
Yum China Holdings, Inc.	64,497	$ 3,214,531
Specialty Chemicals – 8.5%
Akzo Nobel N.V.	47,653	$ 5,235,407
Croda International PLC	52,821	7,235,381
Kansai Paint Co. Ltd.	98,000	2,129,879
Linde PLC	39,813	13,870,088
Nitto Denko Corp.	53,000	4,096,062
Sika AG	16,553	6,871,078
Symrise AG	38,996	5,784,920
		$45,222,815
Specialty Stores – 0.6%
Ocado Group PLC (a)	53,311	$ 1,210,830
ZOZO, Inc.	67,300	2,100,382
		$3,311,212
Telecommunications - Wireless – 2.5%
Advanced Info Service Public Co. Ltd.	361,100	$ 2,486,244
Cellnex Telecom S.A.	55,159	3,202,534
KDDI Corp.	155,300	4,538,978
SoftBank Group Corp.	62,900	2,971,387
		$13,199,143
Telephone Services – 0.4%
Hellenic Telecommunications Organization S.A.	124,086	$ 2,296,374
Tobacco – 1.2%
British American Tobacco PLC	178,071	$ 6,588,500
Utilities - Electric Power – 2.4%
CLP Holdings Ltd.	262,500	$ 2,651,073
E.ON SE	217,213	3,015,044
Iberdrola S.A.	423,128	4,958,413
Orsted A/S	16,468	2,114,732
		$12,739,262
Total Common Stocks (Identified Cost, $383,360,465)		$521,612,720
11

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $0)	CHF 67.00	11/20/23	72,208	$ 79,245
Issuer
Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $5,858,779)	5,858,779	$ 5,858,779
Other Assets, Less Liabilities – 0.2%		1,289,823
Net Assets – 100.0%		$528,840,567
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,858,779 and $521,691,965, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CHF	Swiss Franc
See Notes to Financial Statements
12

MFS Research International Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $383,360,465)	$521,691,965
Investments in affiliated issuers, at value (identified cost, $5,858,779)	5,858,779
Foreign currency, at value (identified cost, $174,896)	174,896
Receivables for
Investments sold	64,719
Fund shares sold	213,601
Dividends	1,755,532
Other assets	2,451
Total assets	$529,761,943
Liabilities
Payables for
Investments purchased	$281,720
Fund shares reacquired	253,255
Payable to affiliates
Investment adviser	25,641
Administrative services fee	445
Shareholder servicing costs	123
Distribution and/or service fees	1,934
Payable for independent Trustees' compensation	196
Deferred country tax expense payable	236,056
Accrued expenses and other liabilities	122,006
Total liabilities	$921,376
Net assets	$528,840,567
Net assets consist of
Paid-in capital	$379,877,464
Total distributable earnings (loss)	148,963,103
Net assets	$528,840,567
Shares of beneficial interest outstanding	27,763,809
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$387,369,927	20,254,566	$19.13
Service Class	141,470,640	7,509,243	18.84
See Notes to Financial Statements
13

MFS Research International Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$10,810,097
Income on securities loaned	9,234
Dividends from affiliated issuers	1,918
Other	62
Foreign taxes withheld	(995,819)
Total investment income	$9,825,492
Expenses
Management fee	$4,641,084
Distribution and/or service fees	328,609
Shareholder servicing costs	20,448
Administrative services fee	77,892
Independent Trustees' compensation	9,292
Custodian fee	111,084
Shareholder communications	20,476
Audit and tax fees	61,961
Legal fees	2,649
Miscellaneous	26,656
Total expenses	$5,300,151
Reduction of expenses by investment adviser	(65,497)
Net expenses	$5,234,654
Net investment income (loss)	$4,590,838
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $15,334 country tax)	$6,949,114
Foreign currency	(8,186)
Net realized gain (loss)	$6,940,928
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $72,142 increase in deferred country tax)	$44,396,489
Translation of assets and liabilities in foreign currencies	(51,911)
Net unrealized gain (loss)	$44,344,578
Net realized and unrealized gain (loss)	$51,285,506
Change in net assets from operations	$55,876,344
See Notes to Financial Statements
14

MFS Research International Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$4,590,838	$4,289,206
Net realized gain (loss)	6,940,928	24,915,531
Net unrealized gain (loss)	44,344,578	24,197,204
Change in net assets from operations	$55,876,344	$53,401,941
Total distributions to shareholders	$(28,944,311)	$(22,406,392)
Change in net assets from fund share transactions	$11,923,218	$2,253,946
Total change in net assets	$38,855,251	$33,249,495
Net assets
At beginning of period	489,985,316	456,735,821
At end of period	$528,840,567	$489,985,316
See Notes to Financial Statements
15

MFS Research International Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$18.14	$16.96	$14.07	$17.05	$13.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.17	$0.31	$0.25	$0.22
Net realized and unrealized gain (loss)	1.91	1.92	3.51	(2.56)	3.59
Total from investment operations	$2.09	$2.09	$3.82	$(2.31)	$3.81
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.34)	$(0.24)	$(0.25)	$(0.30)
From net realized gain	(0.94)	(0.57)	(0.69)	(0.42)	—
Total distributions declared to shareholders	$(1.10)	$(0.91)	$(0.93)	$(0.67)	$(0.30)
Net asset value, end of period (x)	$19.13	$18.14	$16.96	$14.07	$17.05
Total return (%) (k)(r)(s)(x)	11.57	12.95	28.04	(14.12)	28.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.96	0.98	0.99	0.98	1.00
Expenses after expense reductions	0.95	0.96	0.96	0.97	0.99
Net investment income (loss)	0.96	1.06	1.99	1.51	1.44
Portfolio turnover	23	28	24	25	27
Net assets at end of period (000 omitted)	$387,370	$369,243	$356,291	$302,386	$341,613
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$17.90	$16.74	$13.90	$16.84	$13.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.14	$0.26	$0.21	$0.19
Net realized and unrealized gain (loss)	1.88	1.89	3.47	(2.53)	3.52
Total from investment operations	$2.01	$2.03	$3.73	$(2.32)	$3.71
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.30)	$(0.20)	$(0.20)	$(0.25)
From net realized gain	(0.94)	(0.57)	(0.69)	(0.42)	—
Total distributions declared to shareholders	$(1.07)	$(0.87)	$(0.89)	$(0.62)	$(0.25)
Net asset value, end of period (x)	$18.84	$17.90	$16.74	$13.90	$16.84
Total return (%) (k)(r)(s)(x)	11.27	12.71	27.67	(14.32)	27.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.22	1.23	1.24	1.23	1.25
Expenses after expense reductions	1.20	1.21	1.21	1.22	1.24
Net investment income (loss)	0.69	0.87	1.65	1.27	1.26
Portfolio turnover	23	28	24	25	27
Net assets at end of period (000 omitted)	$141,471	$120,742	$100,445	$66,789	$80,634

See Notes to Financial Statements
16

MFS Research International Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Research International Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Research International Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an
18

MFS Research International Portfolio
Notes to Financial Statements  - continued
investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$100,621,357	$—	$—	$100,621,357
Switzerland	17,318,750	53,482,028	—	70,800,778
France	52,498,462	—	—	52,498,462
United Kingdom	49,914,989	—	—	49,914,989
Germany	35,960,351	12,096,205	—	48,056,556
United States	42,667,708	—	—	42,667,708
Hong Kong	22,304,608	—	—	22,304,608
Netherlands	21,412,369	—	—	21,412,369
China	19,587,506	—	—	19,587,506
Other Countries	55,426,448	38,401,184	—	93,827,632
Mutual Funds	5,858,779	—	—	5,858,779
Total	$423,571,327	$103,979,417	$—	$527,550,744
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
19

MFS Research International Portfolio
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$6,016,271	$8,553,340
Long-term capital gains	22,928,040	13,853,052
Total distributions	$28,944,311	$22,406,392
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$392,343,732
Gross appreciation	153,414,500
Gross depreciation	(18,207,488)
Net unrealized appreciation (depreciation)	$135,207,012
Undistributed ordinary income	10,499,955
Undistributed long-term capital gain	3,270,374
Other temporary differences	(14,238)
Total distributable earnings (loss)	$148,963,103
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
20

MFS Research International Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$21,510,111	$18,500,918
Service Class	7,434,200	3,905,474
Total	$28,944,311	$22,406,392
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $65,497, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.96% of average daily net assets for the Initial Class shares and 1.21% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $19,286, which equated to 0.0037% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $1,162.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0151% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
21

MFS Research International Portfolio
Notes to Financial Statements  - continued
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,143,393 and $6,243, respectively. The sales transactions resulted in net realized gains (losses) of $(1,699).
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $133,560,953 and $115,015,519, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,505,288	$28,286,847	1,877,609	$27,251,600
Service Class	1,163,923	21,941,026	3,047,104	51,507,599
	2,669,211	$50,227,873	4,924,713	$78,759,199
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,130,326	$21,510,111	1,129,482	$18,500,918
Service Class	396,279	7,434,200	241,377	3,905,474
	1,526,605	$28,944,311	1,370,859	$22,406,392
Shares reacquired
Initial Class	(2,738,021)	$(52,292,691)	(3,661,504)	$(57,937,592)
Service Class	(796,926)	(14,956,275)	(2,541,987)	(40,974,053)
	(3,534,947)	$(67,248,966)	(6,203,491)	$(98,911,645)
Net change
Initial Class	(102,407)	$(2,495,733)	(654,413)	$(12,185,074)
Service Class	763,276	14,418,951	746,494	14,439,020
	660,869	$11,923,218	92,081	$2,253,946
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 18%, 6%, and 3%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $1,669 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
22

MFS Research International Portfolio
Notes to Financial Statements  - continued
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,433,184	$110,325,649	$107,900,054	$—	$—	$5,858,779
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,918	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(10)  Subsequent Event
On January 10, 2022, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities and cash that were valued at $130,118,114. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain (loss) of $42,503,070 for the fund.
23

MFS Research International Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Research International Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Research International Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Research International Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS Research International Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
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MFS Research International Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Victoria Higley Camille Humphries-Lee
27

MFS Research International Portfolio
Board Review of Investment Advisory Agreement
MFS Research International Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
28

MFS Research International Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
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MFS Research International Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
30

MFS Research International Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $25,221,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $10,771,849. The fund intends to pass through foreign tax credits of $943,995 for the fiscal year.
31

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
33

Annual Report
December 31, 2021
MFS®  Income Portfolio
MFS® Variable Insurance Trust II
SIS-ANN

MFS® Income Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Income Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Income Portfolio
Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
U.S. Treasury Securities	37.4%
Investment Grade Corporates	22.4%
Collateralized Debt Obligations	14.9%
High Yield Corporates	14.5%
Emerging Markets Bonds	9.2%
Commercial Mortgage-Backed Securities	8.0%
Municipal Bonds	3.8%
Asset-Backed Securities	1.5%
Residential Mortgage-Backed Securities	0.3%
U.S. Government Agencies	0.1%
Mortgage-Backed Securities	0.1%
Composition including fixed income credit quality (a)(i)
AAA	6.0%
AA	5.2%
A	10.8%
BBB	30.0%
BB	12.2%
B	7.3%
CCC	1.7%
CC (o)	0.0%
C (o)	0.0%
D (o)	0.0%
U.S. Government	18.9%
Federal Agencies	0.1%
Not Rated	20.0%
Non-Fixed Income	0.1%
Cash & Cash Equivalents	6.1%
Other	(18.4)%
Portfolio facts (i)
Average Duration (d)	6.2
Average Effective Maturity (m)	6.8 yrs.

2

MFS Income Portfolio
Portfolio Composition - continued
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.
Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

MFS Income Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Income Portfolio (fund) provided a total return of 0.47%, while Service Class shares of the fund provided a total return of 0.10%. These compare with a return of -1.54% over the same period for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
Relative to the Bloomberg U.S. Aggregate Bond Index, the fund’s asset allocation decisions were a primary factor that benefited relative performance. From a sector perspective, the combination of the fund's out-of-benchmark allocation to the collateralized mortgage obligation (CMO) and municipal bond sectors, its overweight allocation to the industrials sector, and underweight allocation to the mortgage-backed securities (MBS) agency fixed rate sector, lifted relative returns. From a credit quality perspective, the fund's out-of-benchmark holdings of 'BB' rated(r), non-rated and 'B' rated bonds strengthened relative performance.
The fund's shorter duration(d) stance also contributed to relative returns as interest rates generally rose over the reporting period.
Favorable security selection further supported the fund’s relative performance over the reporting period. From a sector perspective, bond selection within the financial institutions sector helped relative returns. From a credit quality perspective, selection within the 'BBB' rated quality segment contributed to relative performance.
Conversely, the fund's positioning along the yield curve(y), notably its lesser exposure to the 20-year and 30-year key rates, was a detractor from relative results.
Respectfully,
Portfolio Manager(s)
Neeraj Arora, Philipp Burgener, David Cole, Alexander Mackey, Joshua Marston, and Michael Skatrud
Note to Contract Owners: Effective June 30, 2021, Robert Persons is no longer a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the
4

MFS Income Portfolio
Management Review - continued
lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

MFS Income Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	0.47%	5.01%	4.61%
Service Class	8/24/01	0.10%	4.73%	4.35%
Comparative benchmark(s)
Bloomberg U.S. Aggregate Bond Index (f)	(1.54)%	3.57%	2.90%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
6

MFS Income Portfolio
Performance Summary – continued
Notes to Performance Summary
Performance information prior to December 2, 2019 reflects time periods when the fund had (i) a policy permitting the fund to invest up to 100% of its assets in below investment grade quality debt instruments and (ii) a policy permitting the fund to invest in equity securities as a principal investment strategy. The fund’s investment policies and strategies changed effective December 2, 2019.
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

MFS Income Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.75%	$1,000.00	$1,002.76	$3.79
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
Service Class	Actual	1.00%	$1,000.00	$1,000.99	$5.04
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
8

MFS Income Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 81.1%
Aerospace & Defense – 0.8%
Boeing Co., 2.196%, 2/04/2026	$202,000	$ 201,952
Boeing Co., 2.95%, 2/01/2030	43,000	43,809
Boeing Co., 5.705%, 5/01/2040	34,000	43,670
Boeing Co., 5.805%, 5/01/2050	33,000	44,686
		$334,117
Asset-Backed & Securitized – 24.7%
Allegro CLO Ltd., 2014-1RA, “C”, FLR, 3.129% (LIBOR - 3mo. + 3%), 10/21/2028 (n)	$250,000	$ 246,025
Allegro CLO Ltd., 2015-1X, “CR”, FLR, 1.773% (LIBOR - 3mo. + 1.65%), 7/25/2027 (n)	250,000	250,047
Arbor Realty Trust, Inc., CLO, 2018-FL1, “A”, FLR, 1.259% (LIBOR - 1mo. + 1.15%), 6/15/2028 (n)	260,000	259,919
Arbor Realty Trust, Inc., CLO, 2020-FL1, “D”, FLR, 2.614% (LIBOR - 1mo. + 2.45%), 2/15/2035 (n)	232,000	231,565
Arbor Realty Trust, Inc., CLO, 2021-FL1, “D”, FLR, 3.059% (LIBOR - 1mo. + 2.95%), 12/15/2035 (n)	100,000	99,750
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 1.959% (LIBOR - 1mo. + 1.85%), 8/15/2034 (n)	200,000	199,136
Arbor Realty Trust, Inc., CLO, 2021-FL3, “D”, FLR, 2.31% (LIBOR - 1mo. + 2.2%), 8/15/2034 (n)	100,000	99,259
Arbor Realty Trust, Inc., CLO, 2021-FL4, “D”, FLR, 2.99% (LIBOR - 1mo. + 2.9%), 11/15/2036 (n)	256,500	256,179
AREIT CRE Trust, 2019-CRE3, “D”, FLR, 2.814% (LIBOR - 1mo. + 2.65%), 9/14/2036 (n)	271,000	268,446
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 1.381% (LIBOR - 3mo. + 1.25%), 1/20/2028 (n)	250,000	250,000
Bancorp Commercial Mortgage Trust, 2018-CRE3, “D”, FLR, 2.81% (LIBOR - 1mo. + 2.7%), 1/15/2033 (n)	224,743	223,665
Bancorp Commercial Mortgage Trust, 2019-CRE5, “D”, FLR, 2.459% (LIBOR - 1mo. + 2.35%), 3/15/2036 (n)	237,302	235,553
Bancorp Commercial Mortgage Trust, 2019-CRE6, “D”, FLR, 2.464% (LIBOR - 1mo. + 2.54%), 9/15/2036 (n)	265,000	263,871
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.701% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	74,538	82,968
BSPRT Issuer Ltd., 2019-FL5, “C”, FLR, 2.109% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	245,000	243,868
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	69,440	69,335
Capital Automotive, 2020-1A, “B1”, REIT, 4.17%, 2/15/2050 (n)	110,227	113,204
CHCP 2021-FL1 Ltd., “B”, FLR, 1.814% (LIBOR - 1mo. + 1.65%), 2/15/2038 (n)	250,000	249,081
CHCP 2021-FL1 Ltd., “C”, FLR, 2.264% (LIBOR - 1mo. + 2.1%), 2/15/2038 (n)	100,000	99,748
CLNC Ltd., 2019-FL1, “C”, FLR, 2.564% (LIBOR - 1mo. + 2.4%), 8/20/2035 (n)	265,000	263,528
Commercial Equipment Finance LLC, 2021-A, “A”, 2.05%, 2/16/2027 (n)	165,752	165,365
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062	134,719	142,659
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063	61,262	59,717
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	346,107	368,855
Crest Ltd., CDO, 7%, (0.001% cash or 7% PIK) 1/28/2040 (a)(p)	686,262	7
Cutwater Ltd., 2015-1A, “BR”, FLR, 1.924% (LIBOR - 3mo. + 1.8%), 1/15/2029 (n)	250,000	247,443
DT Auto Owner Trust, 2020-1A, “C”, 2.29%, 11/17/2025 (n)	123,000	124,195
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	40,000	40,321
Flagship CLO, 2014-8A, “BRR”, FLR, 1.522% (LIBOR - 3mo. + 1.4%), 1/16/2026 (n)	90,247	90,201
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.047%, 11/10/2052	261,722	277,190
Invitation Homes Trust, 2018-SFR1, “C”, FLR, 1.359% (LIBOR - 1mo. + 1.25%), 3/17/2037 (n)	129,981	129,790
KKR Real Estate Financial Trust, Inc., 2021-FL2, “D”, FLR, 2.308% (LIBOR - 1mo. + 2.2%), 2/15/2039 (n)	163,000	162,804
LCCM 2021-FL2 Trust, “C”, FLR, 2.259% (LIBOR - 1mo. + 2.15%), 12/13/2038 (n)	100,000	100,000
Lehman Brothers Commercial Conduit Mortgage Trust, 0.904%, 2/18/2030 (i)	2,184	0
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.659% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	260,000	259,609
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.059% (LIBOR - 1mo. + 1.95%), 4/15/2034 (n)	219,150	218,414
LoanCore Ltd., 2019-CRE2, “D”, FLR, 2.56% (LIBOR - 1mo. + 2.45%), 5/15/2036 (n)	209,000	206,075
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 2.514% (LIBOR - 1mo. + 2.35%), 12/25/2034 (n)	259,000	258,938
MF1 CLO Ltd., 2021-FL6, “C”, FLR, 1.957%, 7/16/2036 (n)	247,581	246,741
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “B”, FLR, 2.914% (LIBOR - 1mo. + 2.75%), 11/15/2035 (n)	250,000	250,761
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	187,518	201,957
Neuberger Berman CLO Ltd., 2013-15A, “CR2”, FLR, 1.974% (LIBOR - 3mo. + 1.85%), 10/15/2029 (n)	250,000	249,269
Oaktree CLO Ltd., 2019-1A, “CR”, FLR, 2.478% (LIBOR - 3mo. + 2.35%), 4/22/2030 (n)	263,644	262,696
Palmer Square Loan Funding Ltd., 2020-1A, “B”, FLR, 2.059% (LIBOR - 3mo. + 1.9%), 2/20/2028 (n)	250,000	245,688
Parallel Ltd., 2015-1A, “DR”, FLR, 2.681% (LIBOR - 3mo. + 2.55%), 7/20/2027 (n)	250,000	249,825
Race Point CLO Ltd., 2013-8A, “CR2”, FLR, 2.209% (LIBOR - 3mo. + 2.05%), 2/20/2030 (n)	250,000	250,049
ReadyCap Commercial Mortgage Trust, 2021-FL7, “D”, FLR, 3.052% (LIBOR - 1mo. + 2.95%), 11/25/2036 (z)	120,000	119,777
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	41,040	41,504
9

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	$251,247	$ 271,221
UBS Commercial Mortgage Trust, 2017-C7, “A4”, 3.679%, 12/15/2050	155,000	167,889
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 10/15/2052	197,844	207,216
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	4,519	4,521
Voya CLO Ltd., 2012-4A, “C1R3”, FLR, 3.423% (LIBOR - 3mo. + 3.3%), 10/15/2030 (n)	250,000	246,197
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	167,746	179,319
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 1.823% (LIBOR - 3mo. + 1.7%), 10/15/2027 (n)	250,000	250,312
		$ 10,301,672
Automotive – 0.8%
Hyundai Capital America, 6.375%, 4/08/2030 (n)	$250,000	$ 315,107
Broadcasting – 0.3%
Discovery, Inc., 4.65%, 5/15/2050	$95,000	$ 111,445
Brokerage & Asset Managers – 1.2%
E*TRADE Financial Corp., 4.5%, 6/20/2028	$217,000	$ 244,145
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	101,000	100,355
Raymond James Financial, 4.65%, 4/01/2030	134,000	155,381
		$499,881
Business Services – 0.6%
Global Payments, Inc., 2.9%, 5/15/2030	$120,000	$ 122,178
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)	35,000	37,300
RELX Capital, Inc., 3%, 5/22/2030	76,000	79,675
		$239,153
Cable TV – 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.9%, 6/01/2052	$176,000	$ 176,487
Time Warner Cable, Inc., 4.5%, 9/15/2042	77,000	83,946
		$260,433
Chemicals – 0.5%
Sasol Financing (USA) LLC, 4.375%, 9/18/2026	$200,000	$ 201,250
Computer Software – 0.4%
Dell International LLC/EMC Corp., 5.3%, 10/01/2029	$149,000	$ 174,657
Conglomerates – 0.8%
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	$304,000	$ 345,560
Consumer Services – 0.8%
Expedia Group, Inc., 3.25%, 2/15/2030	$175,000	$ 178,588
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)	46,000	38,979
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2029 (n)	132,000	96,705
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2031 (n)	46,000	30,738
		$345,010
Electronics – 0.8%
Broadcom, Inc., 4.3%, 11/15/2032	$96,000	$ 107,883
Broadcom, Inc., 3.187%, 11/15/2036 (n)	245,000	244,573
		$352,456
10

MFS Income Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – 1.7%
Huarong Finance 2019 Co. Ltd. (People's Republic of China), 3.25%, 11/13/2024		$200,000	$ 198,250
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		200,000	203,124
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 3.75%, 6/23/2031 (n)		200,000	194,080
Petroleos Mexicanos, 5.95%, 1/28/2031		108,000	104,946
			$700,400
Emerging Market Sovereign – 2.3%
Dominican Republic, 4.875%, 9/23/2032 (n)		$150,000	$ 152,437
Government of Ukraine, GDP Linked Bond, 0%, 5/31/2040		138,000	125,442
Oriental Republic of Uruguay, 8.5%, 3/15/2028	UYU	4,753,000	105,449
Republic of Chile, 5%, 10/01/2028 (n)	CLP	60,000,000	68,013
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)	EUR	100,000	109,369
Republic of Kenya, 8%, 5/22/2032		$200,000	218,120
Republic of Romania, 2%, 4/14/2033 (n)	EUR	69,000	71,511
Republic of South Africa, 8.25%, 3/31/2032	ZAR	1,732,000	98,039
			$948,380
Energy - Independent – 0.6%
Diamondback Energy, Inc., 4.4%, 3/24/2051		$60,000	$ 68,773
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)		175,000	187,743
			$256,516
Energy - Integrated – 0.1%
Cenovus Energy, Inc., 3.75%, 2/15/2052		$50,000	$ 50,122
Financial Institutions – 2.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.5%, 7/15/2025		$150,000	$ 171,411
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027		195,000	205,495
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)		195,000	196,362
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)		194,000	190,355
Shriram Transport Finance Co. Ltd., 4.4%, 3/13/2024 (n)		200,000	202,500
			$966,123
Food & Beverages – 1.1%
Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048		$92,491	$ 110,547
Bacardi Ltd., 5.15%, 5/15/2038 (n)		115,000	142,054
Indofood CBP, 3.541%, 4/27/2032		200,000	201,504
			$454,105
Gaming & Lodging – 0.7%
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2030		$118,000	$ 124,849
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2031		45,000	48,015
Marriott International, Inc., 4.625%, 6/15/2030		63,000	70,872
Marriott International, Inc., 2.85%, 4/15/2031		61,000	60,813
			$304,549
Industrial – 0.5%
Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026		$200,000	$ 197,320
Insurance - Property & Casualty – 1.6%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025		$191,000	$ 204,940
Aon Corp., 4.5%, 12/15/2028		115,000	130,878
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028		283,000	314,787
11

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – continued
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	$15,000	$ 15,440
		$666,045
Machinery & Tools – 0.4%
CNH Industrial Capital LLC, 3.85%, 11/15/2027	$145,000	$ 157,840
Major Banks – 2.9%
Bank of America Corp., 4.271% to 7/23/2028, FLR (LIBOR - 3mo. + 1.31%) to 7/23/2029	$61,000	$ 68,011
Bank of New York Mellon Corp., 4.7% to 9/20/2025, FLR (CMT - 5yr. + 4.358%) to 9/20/2070	200,000	213,350
Barclays PLC, 4.375%, 1/12/2026	200,000	218,640
Deutsche Bank, 2.311% to 11/16/2026, FLR (SOFR + 1.219%) to 11/16/2027	150,000	149,933
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	200,000	200,000
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR + 2.515%) to 5/13/2031	81,000	83,865
JPMorgan Chase & Co., 3.882% to 7/24/2037, FLR (LIBOR - 3mo. + 1.36%) to 7/24/2038	83,000	94,205
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 8/10/2069 (n)	200,000	197,560
		$1,225,564
Medical & Health Technology & Services – 1.5%
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	$239,000	$ 267,830
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	89,000	103,856
Tower Health, 4.451%, 2/01/2050	270,000	244,350
		$616,036
Metals & Mining – 0.2%
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	$88,000	$ 86,986
Midstream – 3.1%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$263,000	$ 281,714
Cheniere Corpus Christi Holdings LLC, 2.742%, 12/31/2039 (n)	81,000	79,023
Enbridge, Inc., 3.125%, 11/15/2029	150,000	157,080
Enbridge, Inc., 2.5%, 8/01/2033	170,000	166,845
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036 (n)	200,000	195,398
MPLX LP, 4.5%, 4/15/2038	199,000	222,851
Plains All American Pipeline LP, 3.8%, 9/15/2030	135,000	140,973
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	53,000	59,785
		$1,303,669
Mortgage-Backed – 0.1%
Fannie Mae, 6.5%, 4/01/2032	$10,540	$ 12,044
Fannie Mae, 3%, 2/25/2033 (i)	40,987	4,031
Fannie Mae, 5.5%, 9/01/2034	5,214	5,833
		$21,908
Municipals – 3.7%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$195,000	$ 208,598
Escambia County, FL, Health Facilities Authority Rev. (Baptist Health Care Corp.), “B”, AGM, 3.607%, 8/15/2040	270,000	286,728
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NPFG, 7.425%, 2/15/2029	177,000	222,459
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	350,000	346,577
Port Beaumont, TX, Industrial Development Authority Facility Taxable Rev. (Jefferson Gulf Coast Energy Project), “B”, 4.1%, 1/01/2028 (n)	245,000	237,236
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	5,000	4,981
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	75,000	73,219
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 4.55%, 7/01/2040	174,000	177,110
		$1,556,908
12

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Natural Gas - Distribution – 0.5%
ENN Clean Energy International Investment Ltd., 3.375%, 5/12/2026 (n)	$200,000	$ 198,826
Oils – 0.5%
FS Luxembourg S.à r.l., 10%, 12/15/2025 (n)	$200,000	$ 219,252
Other Banks & Diversified Financials – 0.5%
Mizrahi Tefahot Bank Ltd., 3.077% to 4/07/2026, FLR (CMT - 5yr. + 2.25%) to 4/07/2031 (n)	$200,000	$ 198,500
Real Estate - Apartment – 0.2%
Mid-America Apartments LP, 2.75%, 3/15/2030	$82,000	$ 84,917
Real Estate - Office – 0.3%
Boston Properties, Inc., REIT, 2.55%, 4/01/2032	$147,000	$ 145,901
Retailers – 0.3%
Alimentation Couche-Tard, Inc., 2.95%, 1/25/2030 (n)	$65,000	$ 67,141
Nordstrom, Inc., 2.3%, 4/08/2024	51,000	51,000
		$118,141
Supranational – 0.8%
Corporacion Andina de Fomento, 4.375%, 6/15/2022	$340,000	$ 345,699
Telecommunications - Wireless – 1.3%
American Tower Corp., REIT, 3.55%, 7/15/2027	$60,000	$ 64,091
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	200,000	191,264
Crown Castle International Corp., 4.15%, 7/01/2050	75,000	84,339
T-Mobile USA, Inc., 4.375%, 4/15/2040	173,000	197,771
		$537,465
Tobacco – 0.6%
B.A.T. Capital Corp., 3.215%, 9/06/2026	$231,000	$ 240,388
Transportation - Services – 0.5%
Delhi International Airport Ltd., 6.125%, 10/31/2026	$200,000	$ 204,600
U.S. Government Agencies and Equivalents – 0.1%
Small Business Administration, 4.77%, 4/01/2024	$5,737	$ 5,898
Small Business Administration, 4.99%, 9/01/2024	5,019	5,145
Small Business Administration, 4.86%, 1/01/2025	6,667	6,881
Small Business Administration, 4.625%, 2/01/2025	9,834	10,144
Small Business Administration, 5.11%, 8/01/2025	7,964	8,300
		$36,368
U.S. Treasury Obligations – 18.9%
U.S. Treasury Bonds, 1.375%, 11/15/2040	$900,000	$ 820,195
U.S. Treasury Bonds, 2.375%, 11/15/2049	770,000	845,857
U.S. Treasury Notes, 0.25%, 9/30/2023 (f)	1,100,000	1,092,266
U.S. Treasury Notes, 0.375%, 10/31/2023	4,400,000	4,374,047
U.S. Treasury Notes, 0.25%, 9/30/2025	500,000	484,180
U.S. Treasury Notes, 0.875%, 6/30/2026	250,000	246,035
		$7,862,580
13

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – 1.5%
FirstEnergy Corp., 5.35%, 7/15/2047	$270,000	$ 320,964
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	34,000	34,456
Pacific Gas & Electric Co., 3%, 6/15/2028	44,000	44,319
Pacific Gas & Electric Co., 3.5%, 8/01/2050	250,000	231,591
		$631,330
Total Bonds (Identified Cost, $33,543,577)		$ 33,817,179
Investment Companies (h) – 12.8%
Bond Funds – 12.4%
MFS High Yield Pooled Portfolio (v)	563,325	$ 5,165,690
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 0.07% (v)	201,300	$ 201,300
Total Investment Companies (Identified Cost, $5,455,790)		$ 5,366,990
Other Assets, Less Liabilities – 6.1%		2,525,706
Net Assets – 100.0%		$ 41,709,875
(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,366,990 and $33,817,179, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $12,289,333, representing 29.5% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL7, “D”, FLR, 3.052% (LIBOR - 1mo. + 2.95%), 11/25/2036	11/12/21	$120,000	$119,777
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
14

MFS Income Portfolio
Portfolio of Investments – continued
SOFR	Secured Overnight Financing Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CLP	Chilean Peso
EUR	Euro
INR	Indian Rupee
JPY	Japanese Yen
MYR	Malaysian Ringgit
UYU	Uruguayan Peso
ZAR	South African Rand
Derivative Contracts at 12/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
INR	8,247,000	USD	108,011	Barclays Bank PLC	3/14/2022	$ 2,088
MYR	473,000	USD	111,132	Barclays Bank PLC	2/11/2022	2,215
USD	190,944	EUR	164,955	JPMorgan Chase Bank N.A.	1/14/2022	3,106
USD	91,748	JPY	10,531,000	Brown Brothers Harriman	1/04/2022	198
USD	4,237,475	JPY	480,000,000	State Street Bank Corp.	1/04/2022	64,651
USD	104,508	ZAR	1,608,571	State Street Bank Corp.	1/14/2022	3,701
						$ 75,959
Liability Derivatives
JPY	92,460,000	USD	810,019	HSBC Bank	1/04/2022	$ (6,229)
JPY	147,999,000	USD	1,297,270	JPMorgan Chase Bank N.A.	1/04/2022	(10,658)
						$(16,887)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Bond	Long	USD	18	$3,548,250	March – 2022	$89,933
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	23	$5,017,953	March – 2022	$(1,789)
U.S. Treasury Ultra Note 10 yr	Short	USD	5	732,187	March – 2022	(13,738)
						$(15,527)
At December 31, 2021, the fund had liquid securities with an aggregate value of $129,086 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
15

MFS Income Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $33,543,577)	$33,817,179
Investments in affiliated issuers, at value (identified cost, $5,455,790)	5,366,990
Cash	126,288
Foreign currency, at value (identified cost, $2,205,948)	2,173,346
Receivables for
Forward foreign currency exchange contracts	75,959
Net daily variation margin on open futures contracts	27,920
Investments sold	390
Fund shares sold	12,658
Interest	193,771
Receivable from investment adviser	6,829
Other assets	459
Total assets	$41,801,789
Liabilities
Payables for
Forward foreign currency exchange contracts	$16,887
Investments purchased	2,274
Fund shares reacquired	2,741
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	69
Distribution and/or service fees	76
Payable for independent Trustees' compensation	59
Accrued expenses and other liabilities	69,712
Total liabilities	$91,914
Net assets	$41,709,875
Net assets consist of
Paid-in capital	$40,995,648
Total distributable earnings (loss)	714,227
Net assets	$41,709,875
Shares of beneficial interest outstanding	4,258,240
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$36,162,628	3,687,697	$9.81
Service Class	5,547,247	570,543	9.72
See Notes to Financial Statements
16

MFS Income Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Interest	$982,371
Dividends from affiliated issuers	344,952
Other	511
Income on securities loaned	23
Foreign taxes withheld	(234)
Total investment income	$1,327,623
Expenses
Management fee	$219,045
Distribution and/or service fees	14,374
Shareholder servicing costs	12,268
Administrative services fee	17,500
Independent Trustees' compensation	3,037
Custodian fee	12,415
Shareholder communications	12,152
Audit and tax fees	82,104
Legal fees	199
Miscellaneous	32,665
Total expenses	$405,759
Reduction of expenses by investment adviser	(61,852)
Net expenses	$343,907
Net investment income (loss)	$983,716
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$584,844
Affiliated issuers	(467,135)
Futures contracts	(131,172)
Forward foreign currency exchange contracts	(36,705)
Foreign currency	481
Net realized gain (loss)	$(49,687)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(1,294,244)
Affiliated issuers	387,611
Futures contracts	70,443
Forward foreign currency exchange contracts	93,800
Translation of assets and liabilities in foreign currencies	(42,154)
Net unrealized gain (loss)	$(784,544)
Net realized and unrealized gain (loss)	$(834,231)
Change in net assets from operations	$149,485
See Notes to Financial Statements
17

MFS Income Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$983,716	$1,246,108
Net realized gain (loss)	(49,687)	1,844,524
Net unrealized gain (loss)	(784,544)	832,785
Change in net assets from operations	$149,485	$3,923,417
Total distributions to shareholders	$(3,069,012)	$(1,603,085)
Change in net assets from fund share transactions	$(2,634,018)	$(97,382)
Total change in net assets	$(5,553,545)	$2,222,950
Net assets
At beginning of period	47,263,420	45,040,470
At end of period	$41,709,875	$47,263,420
See Notes to Financial Statements
18

MFS Income Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$10.51	$9.98	$9.26	$9.84	$9.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.29	$0.33	$0.33	$0.34
Net realized and unrealized gain (loss)	(0.17)	0.63	0.74	(0.52)	0.26
Total from investment operations	$0.06	$0.92	$1.07	$(0.19)	$0.60
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.39)	$(0.35)	$(0.39)	$(0.47)
From net realized gain	(0.43)	—	—	—	—
Total distributions declared to shareholders	$(0.76)	$(0.39)	$(0.35)	$(0.39)	$(0.47)
Net asset value, end of period (x)	$9.81	$10.51	$9.98	$9.26	$9.84
Total return (%) (k)(r)(s)(x)	0.47	9.35	11.60	(1.99)	6.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.89	0.89	1.01	1.03	1.02
Expenses after expense reductions (h)	0.75	0.75	0.78	0.80	0.80
Net investment income (loss)	2.28	2.83	3.32	3.42	3.39
Portfolio turnover	72	112	104	59	72
Net assets at end of period (000 omitted)	$36,163	$41,438	$38,670	$38,111	$42,409
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$10.43	$9.90	$9.19	$9.75	$9.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.26	$0.30	$0.30	$0.31
Net realized and unrealized gain (loss)	(0.19)	0.63	0.74	(0.50)	0.25
Total from investment operations	$0.02	$0.89	$1.04	$(0.20)	$0.56
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.36)	$(0.33)	$(0.36)	$(0.44)
From net realized gain	(0.43)	—	—	—	—
Total distributions declared to shareholders	$(0.73)	$(0.36)	$(0.33)	$(0.36)	$(0.44)
Net asset value, end of period (x)	$9.72	$10.43	$9.90	$9.19	$9.75
Total return (%) (k)(r)(s)(x)	0.10	9.11	11.29	(2.11)	5.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.14	1.14	1.26	1.28	1.27
Expenses after expense reductions (h)	1.00	1.00	1.03	1.05	1.05
Net investment income (loss)	2.03	2.59	3.07	3.17	3.16
Portfolio turnover	72	112	104	59	72
Net assets at end of period (000 omitted)	$5,547	$5,825	$6,371	$6,614	$7,287

See Notes to Financial Statements
19

MFS Income Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
20

MFS Income Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Income Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio's shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — The investments of the fund and the High Yield Pooled Portfolio are valued as described below.
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment
21

MFS Income Portfolio
Notes to Financial Statements  - continued
companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$7,898,948	$—	$7,898,948
Non - U.S. Sovereign Debt	—	1,994,479	—	1,994,479
Municipal Bonds	—	1,556,908	—	1,556,908
U.S. Corporate Bonds	—	6,689,146	—	6,689,146
Residential Mortgage-Backed Securities	—	151,698	—	151,698
Commercial Mortgage-Backed Securities	—	3,344,910	—	3,344,910
Asset-Backed Securities (including CDOs)	—	6,826,972	—	6,826,972
Foreign Bonds	—	5,354,118	—	5,354,118
Mutual Funds	5,366,990	—	—	5,366,990
Total	$5,366,990	$33,817,179	$—	$39,184,169
Other Financial Instruments
Futures Contracts – Assets	$89,933	$—	$—	$89,933
Futures Contracts – Liabilities	(15,527)	—	—	(15,527)
Forward Foreign Currency Exchange Contracts – Assets	—	75,959	—	75,959
Forward Foreign Currency Exchange Contracts – Liabilities	—	(16,887)	—	(16,887)
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio's shareholder report for further information regarding the levels used in valuing its assets or liabilities.
22

MFS Income Portfolio
Notes to Financial Statements  - continued
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$89,933	$(15,527)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	75,959	(16,887)
Total		$165,892	$(32,414)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(131,172)	$—
Foreign Exchange	—	(36,705)
Total	$(131,172)	$(36,705)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$70,443	$—
Foreign Exchange	—	93,800
Total	$70,443	$93,800
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out
23

MFS Income Portfolio
Notes to Financial Statements  - continued
all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On
24

MFS Income Portfolio
Notes to Financial Statements  - continued
loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
Loans and Other Direct Debt Instruments — The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any,
25

MFS Income Portfolio
Notes to Financial Statements  - continued
have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$2,283,010	$1,603,085
Long-term capital gains	786,002	—
Total distributions	$3,069,012	$1,603,085
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$40,040,915
Gross appreciation	783,584
Gross depreciation	(1,506,852)
Net unrealized appreciation (depreciation)	$(723,268)
Undistributed ordinary income	1,145,526
Undistributed long-term capital gain	325,023
Other temporary differences	(33,054)
Total distributable earnings (loss)	$714,227
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$2,672,197	$1,407,184
Service Class	396,815	195,901
Total	$3,069,012	$1,603,085
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion	0.45%
26

MFS Income Portfolio
Notes to Financial Statements  - continued
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $5,540, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses do not exceed 0.75% of average daily net assets for the Initial Class shares and 1.00% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $56,312, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $11,649, which equated to 0.0266% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $619.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0399% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations. The High Yield Pooled Portfolio does not pay distribution and/or service fees to MFD.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$18,776,956	$13,104,280
Non-U.S. Government securities	12,161,048	22,465,666
27

MFS Income Portfolio
Notes to Financial Statements  - continued
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	267,640	$2,743,079	593,426	$6,061,887
Service Class	64,759	661,621	75,762	764,983
	332,399	$3,404,700	669,188	$6,826,870
Shares issued to shareholders in reinvestment of distributions
Initial Class	271,288	$2,672,197	138,366	$1,407,184
Service Class	40,574	396,815	19,396	195,901
	311,862	$3,069,012	157,762	$1,603,085
Shares reacquired
Initial Class	(792,450)	$(8,158,937)	(665,666)	$(6,694,271)
Service Class	(93,346)	(948,793)	(180,269)	(1,833,066)
	(885,796)	$(9,107,730)	(845,935)	$(8,527,337)
Net change
Initial Class	(253,522)	$(2,743,661)	66,126	$774,800
Service Class	11,987	109,643	(85,111)	(872,182)
	(241,535)	$(2,634,018)	(18,985)	$(97,382)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $132 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$6,184,285	$1,648,291	$2,587,362	$(467,135)	$387,611	$5,165,690
MFS Institutional Money Market Portfolio	517,217	37,564,164	37,880,081	—	—	201,300
	$6,701,502	$39,212,455	$40,467,443	$(467,135)	$387,611	$5,366,990

28

MFS Income Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio	$344,507	$—
MFS Institutional Money Market Portfolio	445	—
	$344,952	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
29

MFS Income Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Income Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Income Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
30

MFS Income Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

31

MFS Income Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
32

MFS Income Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Neeraj Arora Philipp Burgener David Cole Alexander Mackey Joshua Marston Michael Skatrud
33

MFS Income Portfolio
Board Review of Investment Advisory Agreement
MFS Income Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
34

MFS Income Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
35

MFS Income Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
36

MFS Income Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $865,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
37

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
38

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
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39

Annual Report
December 31, 2021
MFS®  Technology Portfolio
MFS® Variable Insurance Trust II
TKS-ANN

MFS® Technology Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Technology Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	11.9%
Amazon.com, Inc.	9.4%
Alphabet, Inc., “A”	8.8%
Mastercard, Inc., “A”	4.0%
Adobe Systems, Inc.	3.7%
NVIDIA Corp.	3.5%
Booking Holdings, Inc.	2.8%
Global Payments, Inc.	2.6%
salesforce.com, inc.	2.2%
PayPal Holdings, Inc.	2.1%
Top five industries
Computer Software	25.5%
Internet	12.6%
Electronics	12.4%
Specialty Stores	11.5%
Business Services	11.4%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Technology Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Technology Portfolio (fund) provided a total return of 13.68%, while Service Class shares of the fund provided a total return of 13.43%. These compare with a return of 28.71% over the same period for the fund’s benchmark, the Standard & Poor's 500 Stock Index, and a return of 26.40% for the fund’s other benchmark, the Standard & Poor's North American Technology Sector Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Stock selection and, to a lesser extent, overweight positions in both the IT services and internet & direct marketing retail industries weighed on the fund’s performance relative to the Standard & Poor’s North American Technology Sector Index. Within the IT services industry, the fund's overweight positions in electronic payment services company Global Payments, payment processing and information management solutions firm WEX and debit and credit transaction platform company MasterCard hurt relative returns as these companies underperformed the benchmark over the reporting period. The stock price of Global Payments declined as COVID-19 related closures and lockdowns weighed on its merchant solutions business and as higher expenses pressured corporate margins. Within the internet & direct marketing retail industry, holding shares of luxury fashion technology platform provider Fartech(b) (United Kingdom) dampened relative results. The company's share price came under pressure as higher-than-expected shipping costs and lighter-than-expected sales activity appeared to have weighed on investor sentiment.
Security selection and, to a lesser extent, an underweight position in the interactive media & services industry also detracted from relative performance. Here, the fund's underweight position in strong-performing technology holding company Alphabet held back relative returns. Alphabet's stock price rose over the reporting period on the back of strong advertising sales, notably in search and YouTube, as well as strength in its cloud computing business.
Turning to stocks in other sectors, the fund's overweight position in global enterprise cloud communications and collaboration solutions provider RingCentral, as well as its underweight positions in shares of computer graphics processor maker NVIDIA and computer and personal electronics maker Apple, hindered relative returns. Lastly, the timing of the fund's short position in video game, consumer electronics and gaming merchandise retailer GameStop(b)(h), and its holdings of technology platform operator Uber Technologies(b), detracted from relative performance.
Contributors to Performance
Stock selection in the software industry was a primary factor that supported relative performance. Here, the fund's overweight positions in digital workforce platform provider Asana, software giant Microsoft and internet marketing software firm HubSpot, in addition to not holding shares of poor-performing online telecommunications firm Zoom Video Communications, benefited relative returns. The stock price of Asana climbed over the reporting period as the company reported better-than-expected revenue growth and progress in moving upmarket to acquire larger enterprise customers.
3

MFS Technology Portfolio
Management Review - continued
Elsewhere, the fund's holdings of technology services provider Endava(b) and digital outsourcing services provider TaskUS(b), and its overweight positions in IT services firm EPAM Systems, networking chip maker Marvell Technology Group and integrated circuits supplier Xilinx, strengthened relative returns. The share price of Endava ended the reporting period higher on the back of solid financial results that were driven by new customer additions and strong performance in its payments and financial services segment. Lastly, not holding shares of poor-performing semiconductor company Intel also helped relative performance.
Respectfully,
Portfolio Manager(s)
Matthew Sabel
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Technology Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/16/00	13.68%	26.30%	20.83%
Service Class	8/24/01	13.43%	26.00%	20.52%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	28.71%	18.47%	16.55%
Standard & Poor's North American Technology Sector Index (f)	26.40%	29.99%	23.54%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
Standard & Poor's North American Technology Sector Index(g) - a modified market capitalization-weighted index that measures the performance of selected technology stocks.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
5

MFS Technology Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Technology Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.86%	$1,000.00	$1,024.80	$4.39
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
Service Class	Actual	1.11%	$1,000.00	$1,023.66	$5.66
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Technology Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.7%
Broadcasting – 0.5%
Netflix, Inc. (a)	1,069	$ 644,008
Brokerage & Asset Managers – 2.2%
Charles Schwab Corp.	11,464	$ 964,122
CME Group, Inc.	2,249	513,807
Morningstar, Inc.	1,180	403,548
Tradeweb Markets, Inc.	11,045	1,106,046
		$2,987,523
Business Services – 11.4%
Clarivate PLC (a)	43,546	$ 1,024,202
Endava PLC, ADR (a)	11,580	1,944,514
Equifax, Inc.	2,081	609,296
FleetCor Technologies, Inc. (a)	4,222	945,052
Global Payments, Inc.	25,608	3,461,691
MSCI, Inc.	903	553,259
Paya, Inc. (a)	81,915	519,341
PayPal Holdings, Inc. (a)	14,810	2,792,870
TaskUs, Inc., “A” (a)	10,955	591,132
Thoughtworks Holding, Inc. (a)	38,950	1,044,250
Verisk Analytics, Inc., “A”	3,417	781,570
WEX, Inc. (a)	7,783	1,092,655
		$15,359,832
Cable TV – 0.2%
Charter Communications, Inc., “A” (a)	361	$ 235,361
Computer Software – 25.5%
Adobe Systems, Inc. (a)	8,722	$ 4,945,897
AppLovin Corp. (a)	4,870	459,046
Asana, Inc. (a)	7,074	527,367
Atlassian Corp. PLC, “A” (a)	2,638	1,005,843
Autodesk, Inc. (a)	5,556	1,562,292
Avalara, Inc. (a)	2,686	346,790
Black Knight, Inc. (a)	11,295	936,243
Couchbase, Inc. (a)	2,931	73,158
DoubleVerify Holdings, Inc. (a)	16,293	542,231
Eventbrite, Inc. (a)	31,910	556,510
Freshworks, Inc, “A” (a)	5,873	154,225
HashiCorp, Inc., “A” (a)	1,403	127,729
Intuit, Inc.	2,402	1,545,014
Microsoft Corp. (s)	47,607	16,011,186
Paycor HCM, Inc. (a)	19,358	557,704
Qualtrics International, “A” (a)	7,511	265,889
RAKUS Co. Ltd.	2,400	64,679
RingCentral, Inc. (a)	5,552	1,040,167
salesforce.com, inc. (a)	11,722	2,978,912
Topicus.com, Inc. (a)	6,197	568,775
		$34,269,657
Computer Software - Systems – 9.4%
Apple, Inc. (s)	8,954	$ 1,589,962
Block, Inc., “A” (a)	2,502	404,098
CDW Corp.	2,111	432,291
8

MFS Technology Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – continued
Constellation Software, Inc.	765	$ 1,419,352
Descartes Systems Group, Inc. (a)	11,200	926,316
EPAM Systems, Inc. (a)	1,979	1,322,862
HubSpot, Inc. (a)	1,723	1,135,715
Nuvei Corp. (a)	12,647	821,802
Q2 Holdings, Inc. (a)	6,799	540,113
ServiceNow, Inc. (a)	3,631	2,356,918
TransUnion	9,567	1,134,455
Wix.com Ltd. (a)	3,353	529,070
		$12,612,954
Consumer Services – 3.4%
Booking Holdings, Inc. (a)	1,573	$ 3,773,989
Uber Technologies, Inc. (a)	18,731	785,391
		$4,559,380
Electronics – 12.4%
Advanced Micro Devices (a)(s)	16,975	$ 2,442,703
KLA Corp.	4,550	1,957,001
Lam Research Corp.	3,181	2,287,616
Marvell Technology, Inc.	23,039	2,015,682
Micron Technology, Inc.	17,288	1,610,377
NVIDIA Corp.	15,976	4,698,701
Xilinx, Inc.	7,901	1,675,249
		$16,687,329
Insurance – 0.7%
Arthur J. Gallagher & Co.	5,684	$ 964,404
Internet – 12.6%
Alphabet, Inc., “A” (a)(s)	4,087	$ 11,840,202
Match Group, Inc. (a)	3,223	426,242
Mercadolibre, Inc. (a)	607	818,479
Meta Platforms, Inc., “A” (a)	6,349	2,135,486
Pinterest, Inc. (a)	5,859	212,975
Tencent Holdings Ltd.	25,000	1,464,562
		$16,897,946
Leisure & Toys – 0.7%
Take-Two Interactive Software, Inc. (a)	4,937	$ 877,404
Machinery & Tools – 0.2%
Xometry, Inc., “A” (a)	6,018	$ 308,423
Medical & Health Technology & Services – 0.3%
Guardant Health, Inc. (a)	3,660	$ 366,073
Medical Equipment – 1.0%
Bio-Techne Corp.	1,544	$ 798,773
Maravai Lifesciences Holdings, Inc., “A” (a)	12,581	527,144
		$1,325,917
9

MFS Technology Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 5.5%
Mastercard, Inc., “A”	15,131	$ 5,436,871
Visa, Inc., “A”	9,207	1,995,249
		$7,432,120
Specialty Stores – 11.5%
ACV Auctions, Inc. (a)	9,071	$ 170,898
Amazon.com, Inc. (a)(s)	3,790	12,637,149
Chewy, Inc., “A” (a)	7,362	434,137
Farfetch Ltd., “A” (a)	38,283	1,279,801
Pinduoduo, Inc., ADR (a)	5,795	337,848
Sea Ltd., ADR (a)	2,498	558,827
		$15,418,660
Utilities - Electric Power – 0.2%
Generac Holdings, Inc. (a)	775	$ 272,738
Total Common Stocks (Identified Cost, $76,680,983)		$ 131,219,729
Investment Companies (h) – 2.3%
Money Market Funds – 2.3%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $3,118,400)	3,118,400	$ 3,118,400
Other Assets, Less Liabilities – 0.0%		26,282
Net Assets – 100.0%		$ 134,364,411
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,118,400 and $131,219,729, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2021, the fund had no short sales outstanding.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
At December 31, 2021, the fund had cash collateral of $4,581 and other liquid securities with an aggregate value of $568,552 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
10

MFS Technology Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $76,680,983)	$131,219,729
Investments in affiliated issuers, at value (identified cost, $3,118,400)	3,118,400
Deposits with brokers for
Securities sold short	4,581
Receivables for
Investments sold	39,297
Fund shares sold	92,110
Dividends	13,390
Other assets	914
Total assets	$134,488,421
Liabilities
Payables for
Fund shares reacquired	$68,975
Payable to affiliates
Investment adviser	5,455
Administrative services fee	158
Shareholder servicing costs	66
Distribution and/or service fees	1,456
Accrued expenses and other liabilities	47,900
Total liabilities	$124,010
Net assets	$134,364,411
Net assets consist of
Paid-in capital	$70,160,011
Total distributable earnings (loss)	64,204,400
Net assets	$134,364,411
Shares of beneficial interest outstanding	4,231,837
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$28,740,217	855,755	$33.58
Service Class	105,624,194	3,376,082	31.29
See Notes to Financial Statements
11

MFS Technology Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$290,970
Other	6,877
Dividends from affiliated issuers	1,334
Income on securities loaned	218
Foreign taxes withheld	(718)
Total investment income	$298,681
Expenses
Management fee	$925,292
Distribution and/or service fees	232,898
Shareholder servicing costs	11,169
Administrative services fee	27,016
Independent Trustees' compensation	3,932
Custodian fee	10,807
Shareholder communications	11,705
Audit and tax fees	58,647
Legal fees	697
Dividend and interest expense on securities sold short	5,933
Interest expense and fees	503
Miscellaneous	27,829
Total expenses	$1,316,428
Reduction of expenses by investment adviser	(15,720)
Net expenses	$1,300,708
Net investment income (loss)	$(1,002,027)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$11,689,496
Written options	68,052
Securities sold short	(595,062)
Foreign currency	(303)
Net realized gain (loss)	$11,162,183
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$4,968,309
Net realized and unrealized gain (loss)	$16,130,492
Change in net assets from operations	$15,128,465
See Notes to Financial Statements
12

MFS Technology Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$(1,002,027)	$(580,483)
Net realized gain (loss)	11,162,183	7,550,353
Net unrealized gain (loss)	4,968,309	24,235,909
Change in net assets from operations	$15,128,465	$31,205,779
Total distributions to shareholders	$(6,980,065)	$—
Change in net assets from fund share transactions	$21,904,529	$4,958,901
Total change in net assets	$30,052,929	$36,164,680
Net assets
At beginning of period	104,311,482	68,146,802
At end of period	$134,364,411	$104,311,482
See Notes to Financial Statements
13

MFS Technology Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$31.10	$21.18	$17.34	$17.96	$13.19
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.21)	$(0.14)	$(0.09)	$(0.07)	$(0.05)
Net realized and unrealized gain (loss)	4.47	10.06	6.16	0.58	5.16
Total from investment operations	$4.26	$9.92	$6.07	$0.51	$5.11
Less distributions declared to shareholders
From net realized gain	$(1.78)	$—	$(2.23)	$(1.13)	$(0.34)
Net asset value, end of period (x)	$33.58	$31.10	$21.18	$17.34	$17.96
Total return (%) (k)(r)(s)(x)	13.68	46.84	36.16	1.73	39.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.88	0.94	0.97	0.94	0.88
Expenses after expense reductions	0.87	0.93	0.96	0.93	0.88
Net investment income (loss)	(0.62)	(0.55)	(0.44)	(0.38)	(0.29)
Portfolio turnover	44	57	33	39	31
Net assets at end of period (000 omitted)	$28,740	$28,768	$19,336	$17,056	$27,659
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	0.86	0.91	0.93	0.85	0.85

See Notes to Financial Statements
14

MFS Technology Portfolio
Financial Highlights - continued
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$29.15	$19.91	$16.44	$17.11	$12.61
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.27)	$(0.19)	$(0.13)	$(0.12)	$(0.08)
Net realized and unrealized gain (loss)	4.19	9.43	5.83	0.58	4.92
Total from investment operations	$3.92	$9.24	$5.70	$0.46	$4.84
Less distributions declared to shareholders
From net realized gain	$(1.78)	$—	$(2.23)	$(1.13)	$(0.34)
Net asset value, end of period (x)	$31.29	$29.15	$19.91	$16.44	$17.11
Total return (%) (k)(r)(s)(x)	13.43	46.41	35.88	1.52	38.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.13	1.19	1.22	1.16	1.14
Expenses after expense reductions	1.12	1.18	1.21	1.15	1.13
Net investment income (loss)	(0.87)	(0.81)	(0.69)	(0.61)	(0.53)
Portfolio turnover	44	57	33	39	31
Net assets at end of period (000 omitted)	$105,624	$75,544	$48,811	$39,272	$203,610
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	1.11	1.16	1.18	1.07	1.10
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Technology Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Technology Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading
16

MFS Technology Portfolio
Notes to Financial Statements  - continued
of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$131,219,729	$—	$—	$131,219,729
Mutual Funds	3,118,400	—	—	3,118,400
Total	$134,338,129	$—	$—	$134,338,129
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At December 31, 2021, the fund did not have any outstanding derivative instruments.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Written Options
Equity	$68,052
There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the
17

MFS Technology Portfolio
Notes to Financial Statements  - continued
right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2021, this expense amounted to $5,933. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2021, the fund had no short sales outstanding.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On
18

MFS Technology Portfolio
Notes to Financial Statements  - continued
loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and straddle loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$1,121,029	$—
Long-term capital gains	5,859,036	—
Total distributions	$6,980,065	$—
The federal tax cost and the tax basis components of distributable earnings were as follows:
19

MFS Technology Portfolio
Notes to Financial Statements  - continued
As of 12/31/21
Cost of investments	$80,266,514
Gross appreciation	57,052,625
Gross depreciation	(2,981,010)
Net unrealized appreciation (depreciation)	$54,071,615
Undistributed ordinary income	1,463,425
Undistributed long-term capital gain	8,669,360
Total distributable earnings (loss)	$64,204,400
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$1,553,491	$—
Service Class	5,426,574	—
Total	$6,980,065	$—
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $15,720, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund's investment activity), such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, the fund's actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund's expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
20

MFS Technology Portfolio
Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $10,690, which equated to 0.0087% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $479.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0219% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $160,596. The sales transactions resulted in net realized gains (losses) of $(128,821).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $6,739, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $66,162,489 and $52,438,595, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	115,612	$3,776,656	215,421	$5,537,761
Service Class	1,413,331	43,584,533	1,213,821	29,404,672
	1,528,943	$47,361,189	1,429,242	$34,942,433
Shares issued to shareholders in reinvestment of distributions
Initial Class	46,249	$1,553,491	—	$—
Service Class	173,262	5,426,574	—	—
	219,511	$6,980,065	—	$—
Shares reacquired
Initial Class	(231,079)	$(7,709,675)	(203,201)	$(5,171,507)
Service Class	(802,009)	(24,727,050)	(1,074,446)	(24,812,025)
	(1,033,088)	$(32,436,725)	(1,277,647)	$(29,983,532)
21

MFS Technology Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Net change
Initial Class	(69,218)	$(2,379,528)	12,220	$366,254
Service Class	784,584	24,284,057	139,375	4,592,647
	715,366	$21,904,529	151,595	$4,958,901
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $487 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,257,002	$41,982,324	$42,120,926	$—	$—	$3,118,400
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,334	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result
22

MFS Technology Portfolio
Notes to Financial Statements  - continued
of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
23

MFS Technology Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Technology Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Technology Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
24

MFS Technology Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS Technology Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
26

MFS Technology Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Matthew Sabel
27

MFS Technology Portfolio
Board Review of Investment Advisory Agreement
MFS Technology Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, MFS Technology Fund, which has substantially similar investment strategies, was in the 3rd quintile relative to the
28

MFS Technology Portfolio
Board Review of Investment Advisory Agreement - continued
other funds in its Broadridge performance universe for the five-year period ended December 31, 2020. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
29

MFS Technology Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $6,445,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 21.12% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report
December 31, 2021
MFS®  U.S. Government
Money Market Portfolio
MFS® Variable Insurance Trust II
MKS-ANN

MFS® U.S. Government Money Market Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS U.S. Government Money Market Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS U.S. Government Money Market Portfolio
Portfolio Composition
Portfolio structure (u)
Composition including fixed income credit quality (a)(u)
A-1+	52.8%
A-1	47.2%
Other Assets Less Liabilities (o)	0.0%
Maturity breakdown (u)
0 - 7 days	34.7%
8 - 29 days	14.7%
30 - 59 days	31.8%
60 - 89 days	18.8%
90 - 365 days	0.0%
Other Assets Less Liabilities (o)	0.0%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(o)	Less than 0.1%.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS U.S. Government Money Market Portfolio
Performance Summary Through 12/31/21
Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the portfolio. Although the portfolio seeks to preserve the value of your investment at $1.00 per unit, it cannot guarantee it will do so. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The portfolio’s sponsor has no legal obligation to provide financial support to the portfolio, and you should not expect the sponsor will provide financial support to the portfolio at any time. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on portfolio distributions or the redemption of contract units. The returns for the portfolio shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Share Class	Inception	1-Year Total Return	Current 7-day yield
Initial Class	7/19/85	0.00%	0.00%
Service Class	8/24/01	0.00%	0.00%
Notes to Performance Summary
Yields quoted are based on the latest seven days ended as of December 31, 2021, with dividends annualized. The yield quotations more closely reflect the current earnings of the portfolio than the total return quotations.
Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the portfolio's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.
3

MFS U.S. Government Money Market Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.04%	$1,000.00	$1,000.00	$0.20
	Hypothetical (h)	0.04%	$1,000.00	$1,025.00	$0.20
Service Class	Actual	0.04%	$1,000.00	$1,000.00	$0.20
	Hypothetical (h)	0.04%	$1,000.00	$1,025.00	$0.20
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
As more fully disclosed in Note 3 in the Notes to Financial Statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.
4

MFS U.S. Government Money Market Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) – 74.8%
Fannie Mae, 0.03%, due 1/05/2022	$ 1,593,000	$ 1,592,995
Fannie Mae, 0.035%, due 1/26/2022	2,268,000	2,267,945
Fannie Mae, 0.044%, due 3/02/2022	4,524,000	4,523,676
Fannie Mae, 0.054%, due 3/09/2022	5,984,000	5,983,410
Fannie Mae, 0.046%, due 3/16/2022	1,538,000	1,537,858
Federal Farm Credit Bank, 0.03%, due 1/12/2022	9,119,000	9,118,916
Federal Farm Credit Bank, 0.041%, due 1/14/2022	5,030,000	5,029,927
Federal Farm Credit Bank, 0.051%, due 2/03/2022	1,512,000	1,511,931
Federal Farm Credit Bank, 0.041%, due 2/10/2022	7,175,000	7,174,681
Federal Home Loan Bank, 0.03%, due 1/12/2022	9,196,000	9,195,916
Federal Home Loan Bank, 0.051%, due 2/02/2022	2,020,000	2,019,910
Federal Home Loan Bank, 0.051%, due 2/04/2022	6,017,000	6,016,716
U.S. Treasury Bill, 0.028%, due 1/04/2022	13,542,000	13,541,969
U.S. Treasury Bill, 0.028%, due 1/06/2022	9,049,000	9,048,965
U.S. Treasury Bill, 0.03%, due 1/13/2022	6,806,000	6,805,909
U.S. Treasury Bill, 0.041%, due 1/13/2022	1,035,000	1,034,990
U.S. Treasury Bill, 0.046%, due 1/18/2022	3,904,000	3,903,917
U.S. Treasury Bill, 0.051%, due 2/15/2022	8,761,000	8,760,452
U.S. Treasury Bill, 0.051%, due 2/17/2022	16,013,000	16,011,955
U.S. Treasury Bill, 0.041%, due 2/22/2022	19,930,000	19,928,848
U.S. Treasury Bill, 0.041%, due 2/24/2022	5,107,000	5,106,694
U.S. Treasury Bill, 0.051%, due 3/01/2022	14,681,000	14,679,797
U.S. Treasury Bill, 0.041%, due 3/03/2022	12,133,000	12,132,178
U.S. Treasury Bill, 0.046%, due 3/08/2022	7,599,000	7,598,373
U.S. Treasury Bill, 0.046%, due 3/10/2022	5,107,000	5,106,566
U.S. Treasury Bill, 0.046%, due 3/15/2022	6,269,000	6,268,428
U.S. Treasury Bill, 0.046%, due 3/17/2022	4,722,000	4,721,557
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$ 190,624,479
Repurchase Agreements – 25.2%
Bank of America Corp. Repurchase Agreement, 0.05%, dated 12/31/2021, due 1/03/2022, total to be received $32,194,134 (secured by U.S. Treasury and Federal Agency obligations valued at $32,941,710)	$32,194,000	$ 32,194,000
JPMorgan Chase & Co. Repurchase Agreement, 0.05%, dated 12/31/2021, due 1/03/2022, total to be received $32,151,134 (secured by U.S. Treasury and Federal Agency obligations valued at $32,794,242)	32,151,000	32,151,000
Total Repurchase Agreements, at Cost and Value		$ 64,345,000
Other Assets, Less Liabilities – 0.0%		43,526
Net Assets – 100.0%		$ 255,013,005
(y)	The rate shown represents an annualized yield at time of purchase.
See Notes to Financial Statements
5

MFS U.S. Government Money Market Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at cost and value	$190,624,479
Investments in unaffiliated repurchase agreements, at cost and value	64,345,000
Cash	653
Receivables for
Fund shares sold	409,297
Interest	90
Receivable from investment adviser and distributor	9,477
Other assets	1,499
Total assets	$255,390,495
Liabilities
Payables for
Fund shares reacquired	$317,781
Payable to affiliates
Administrative services fee	246
Shareholder servicing costs	41
Payable for independent Trustees' compensation	241
Accrued expenses and other liabilities	59,181
Total liabilities	$377,490
Net assets	$255,013,005
Net assets consist of
Paid-in capital	$254,987,805
Total distributable earnings (loss)	25,200
Net assets	$255,013,005
Shares of beneficial interest outstanding	255,207,536
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$149,895,759	150,009,697	$1.00
Service Class	105,117,246	105,197,839	1.00
See Notes to Financial Statements
6

MFS U.S. Government Money Market Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Interest	$94,162
Other	4,024
Total investment income	$98,186
Expenses
Management fee	$1,056,951
Distribution and/or service fees	273,368
Shareholder servicing costs	5,878
Administrative services fee	45,244
Independent Trustees' compensation	5,941
Custodian fee	12,021
Shareholder communications	18,814
Audit and tax fees	37,919
Legal fees	1,226
Miscellaneous	30,212
Total expenses	$1,487,574
Reduction of expenses by investment adviser and distributor	(1,389,388)
Net expenses	$98,186
Net investment income (loss)	$0
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$25,200
Change in net assets from operations	$25,200
See Notes to Financial Statements
7

MFS U.S. Government Money Market Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$0	$569,717
Net realized gain (loss)	25,200	300
Change in net assets from operations	$25,200	$570,017
Total distributions to shareholders	$—	$(569,717)
Change in net assets from fund share transactions	$(15,934,157)	$6,689,361
Total change in net assets	$(15,908,957)	$6,689,661
Net assets
At beginning of period	270,921,962	264,232,301
At end of period	$255,013,005	$270,921,962
See Notes to Financial Statements
8

MFS U.S. Government Money Market Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.00(w)	$0.02	$0.01	$0.00(w)
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)	—	0.00(w)
Total from investment operations	$0.00(w)	$0.00(w)	$0.02	$0.01	$0.00(w)
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.02)	$(0.01)	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (k)(r)	0.00	0.22	1.63	1.26	0.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.46	0.52	0.56	0.56	0.56
Expenses after expense reductions	0.04	0.24	0.55	0.55	0.54
Net investment income (loss)	0.00	0.20	1.63	1.25	0.29
Net assets at end of period (000 omitted)	$149,896	$155,937	$149,689	$160,304	$168,107
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.00(w)	$0.02	$0.01	$0.00(w)
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)	—	0.00(w)
Total from investment operations	$0.00(w)	$0.00(w)	$0.02	$0.01	$0.00(w)
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.02)	$(0.01)	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (k)(r)	0.00	0.22	1.63	1.26	0.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.71	0.77	0.81	0.81	0.81
Expenses after expense reductions	0.04	0.25	0.55	0.55	0.55
Net investment income (loss)	0.00	0.21	1.64	1.24	0.27
Net assets at end of period (000 omitted)	$105,117	$114,985	$114,543	$128,156	$146,428
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(w)	Per share amount was less than $0.01.
See Notes to Financial Statements
9

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS U.S. Government Money Market Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$254,969,479	$—	$254,969,479
For further information regarding security characteristics, see the Portfolio of Investments.
Repurchase Agreements — The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. At December 31, 2021, the fund had investments in repurchase agreements with a gross value of $64,345,000 in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.
10

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
During the year ended December 31, 2021, there were no significant adjustments due to differences between book and tax accounting.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$—	$569,717
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$254,969,479
Undistributed ordinary income	25,200
Total distributable earnings (loss)	$25,200
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$—	$326,608
Service Class	—	243,109
Total	$—	$569,717
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion	0.35%
11

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $33,451, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed to voluntarily waive receipt of the fund’s management fee in order to avoid a negative yield. For the year ended December 31, 2021, this voluntary waiver amounted to $1,020,026 and had the effect of reducing the management fee by 0.39% of average daily net assets on an annualized basis. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.00% of the fund’s average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.45% of average daily net assets for each of the Initial Class and Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, the fund’s actual operating expenses did not exceed the limits described above and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. MFS has also agreed to voluntarily reimburse the fund’s operating expenses in order to avoid a negative yield. For the year ended December 31, 2021, this voluntary reimbursement amounted to $62,543 and had the effect of reducing operating expenses by 0.02% of average daily net assets on an annualized basis.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. MFD has agreed in writing to waive the entire 0.25% distribution and/or service fee. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this waiver amounted to $273,368, which is included in the reduction of total expenses in the Statement of Operations. The distribution and/or service fees incurred for the year ended December 31, 2021 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $5,543, which equated to 0.0021% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $335.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0171% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
(4)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:
12

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21	Year ended 12/31/20
Shares sold
Initial Class	41,542,048	71,530,784
Service Class	26,866,611	64,994,305
	68,408,659	136,525,089
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	326,608
Service Class	—	243,109
	—	569,717
Shares reacquired
Initial Class	(47,603,051)	(65,600,762)
Service Class	(36,739,765)	(64,804,683)
	(84,342,816)	(130,405,445)
Net change
Initial Class	(6,061,003)	6,256,630
Service Class	(9,873,154)	432,731
	(15,934,157)	6,689,361
(5)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $852 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(6)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(7)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as
13

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
14

MFS U.S. Government Money Market Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of
MFS U.S. Government Money Market Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Money Market Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS U.S. Government Money Market Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

16

MFS U.S. Government Money Market Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
17

MFS U.S. Government Money Market Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
18

MFS U.S. Government Money Market Portfolio
Board Review of Investment Advisory Agreement
MFS U.S. Government Money Market Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the one-, three- and five-year periods, and MFS’ voluntary
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MFS U.S. Government Money Market Portfolio
Board Review of Investment Advisory Agreement - continued
waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during certain periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
20

MFS U.S. Government Money Market Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Portfolio Holdings Information
The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at  mfs.com/vit2 after choosing “Click here for access to Money Market fund reports”.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
21

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
22

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
23

Item 1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2021 and 2020, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	47,221	46,547
MFS Core Equity Portfolio	49,448	48,743
MFS Corporate Bond Portfolio	69,002	68,027
MFS Emerging Markets Equity Portfolio	49,762	49,053
MFS Global Governments Portfolio	66,552	65,611
MFS Global Growth Portfolio	60,763	59,902
MFS Global Research Portfolio	48,178	47,491
MFS Global Tactical Allocation Portfolio	66,592	65,650
MFS Government Securities Portfolio	56,568	55,765
MFS High Yield Portfolio	73,453	72,417
MFS Income Portfolio	73,167	72,135
MFS International Growth Portfolio	49,762	49,053
MFS International Intrinsic Value Portfolio	50,716	49,994
MFS Massachusetts Investors Growth Stock Portfolio	49,338	48,635
MFS Research International Portfolio	47,221	46,547
MFS Technology Portfolio	47,331	46,655
MFS U.S. Government Money Market Portfolio	29,199	28,774

Total	934,273	920,999

For the fiscal years ended December 31, 2021 and 2020, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	2,400	2,400	5,664	5,591	0	0
To MFS Core Equity Portfolio	2,400	2,400	5,914	5,841	0	0
To MFS Corporate Bond Portfolio	2,400	2,400	5,664	5,591	0	0
To MFS Emerging Markets Equity Portfolio	2,400	2,400	5,664	5,591	0	0
To MFS Global Governments Portfolio	2,400	2,400	5,664	5,591	0	0
To MFS Global Growth Portfolio	2,400	2,400	5,664	5,841	0	0
To MFS Global Research Portfolio	2,400	2,400	5,914	5,841	0	0
To MFS Global Tactical Allocation Portfolio	2,400	2,400	5,914	5,591	0	0
To MFS Government Securities Portfolio	2,400	2,400	5,664	5,591	0	0
To MFS High Yield Portfolio	2,400	2,400	5,664	5,591	0	0
To MFS Income Portfolio	2,400	2,400	5,664	5,591	0	0
To MFS International Growth Portfolio	2,400	2,400	5,664	5,591	0	0
To MFS International Intrinsic Value Portfolio	2,400	2,400	5,664	5,591	0	0
To MFS Massachusetts Investors Growth Stock Portfolio	2,400	2,400	5,664	5,841	0	0
To MFS Research International Portfolio	2,400	2,400	5,664	5,591	0	0
To MFS Technology Portfolio	2,400	2,400	5,914	5,591	0	0
To MFS U.S. Government Money Market Portfolio	2,400	2,400	5,664	5,591	0	0
Total fees billed by Deloitte To above Funds:	40,800	40,800	97,288	96,047	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Corporate Bond Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Global Research Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Global Tactical Allocation Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS High Yield Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Income Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS International Growth Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS International Intrinsic Value Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Research International Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Technology Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS U.S. Government Money Market Portfolio *	0	0	0	0	5,390	5,390

	Aggregate fees for non-audit services:
	2021	2020
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	13,454	557,131
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	13,704	557,381
To MFS Corporate Bond Portfolio, MFS and MFS Related Entities#	13,454	557,131
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	13,454	557,131
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	13,454	557,131
To MFS Global Growth Portfolio MFS and MFS Related Entities#	13,454	557,381
To MFS Global Research Portfolio, MFS and MFS Related Entities#	13,704	557,381
To MFS Global Tactical Allocation Portfolio, MFS and MFS Related Entities#	13,704	557,131
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	13,454	557,131
To MFS High Yield Portfolio, MFS and MFS Related Entities#	13,454	557,131
To MFS Income Portfolio, MFS and MFS Related Entities#	13,454	557,131
To MFS International Growth Portfolio, MFS and MFS Related Entities#	13,454	557,131
To MFS International Intrinsic Value Portfolio, MFS and MFS Related Entities#	13,454	557,131
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	13,454	557,381
To MFS Research International Portfolio, MFS and MFS Related Entities#	13,454	557,131
To MFS Technology Portfolio, MFS and MFS Related Entities#	13,704	557,131
To MFS U.S. Government Money Market Portfolio, MFS and MFS Related Entities#	13,454	557,131

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President
(Principal Executive Officer)

Date: February 15, 2022

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2022

*	Print name and title of each signing officer under his or her signature.